UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|   Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement

|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-12


                             SEMOTUS SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|_| No fee required.

|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

            Common stock, par value $0.01 per share of Semotus Solutions, Inc.


     (2) Aggregate number of securities to which transaction applies:

         418,744,000 shares of Semotus common stock

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            The filing fee of $10,468.60 was calculated pursuant to Rule 0-11(c)(1) of the Exchange Act and is equal to 1/50 of 1% of aggregate merger consideration of $52,343,000. The aggregate merger consideration is calculated as the product of 418,744,000 shares of Semotus common stock and the average of the bid and the ask price as of March 5, 2007, which was $0.125.

     (4) Proposed maximum aggregate value of transaction:

         $ 52,343,000

     (5) Total fee paid:

         $10,468.60

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                             SEMOTUS SOLUTIONS, INC.

March __, 2007

Dear Semotus Stockholder:

     You are cordially invited to attend a special meeting of stockholders of Semotus Solutions, Inc. ("Semotus", "we" or "us") to be held on [ ], 2007 at 2:00 p.m. Pacific Standard Time, at the office of Semotus, 718 University Ave., Suite 202, Los Gatos, California 95032.

     At the special meeting, you will be asked to consider and vote upon the following proposals:

     (1) to approve the merger between Semotus and Citytalk, Inc. ("Citytalk" or "CTI"), pursuant to which Citytalk will merge with and into Semotus-- we refer to this proposal as the merger proposal;

     (2) to approve a reverse stock split in a ratio ranging from one-for-ten to one-for-thirty of all our ( issued, outstanding and authorized shares of our common stock --we refer to this proposal as the reverse stock split proposal;

     (3) to approve an increase in the total number of shares of Semotus' authorized common stock from ( 150,000,000 to 1,500,000,000 (on a pre-split basis) --we refer to this proposal as the increase in authorized common stock proposal; and

     (4) to change Semotus' name to "Citytalk, Inc." --we refer to this proposal as the name change proposal.

     We are also asking that you grant the authority to vote your shares to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

     The affirmative vote of a majority of the votes cast by holders of the Semotus common stock present, in person or represented by proxy, and entitled to vote at the special meeting is required to approve the merger proposal, the reverse stock split proposal, the increase in authorized common stock proposal and the name change proposal. The adoption of the merger proposal is conditioned on the adoption of the increase in authorized common stock proposal. Furthermore, the increase in authorized common stock proposal and the name change proposal will not be presented to the meeting unless the merger proposal is approved.

     After careful consideration, our board of directors unanimously determined that the merger, the reverse stock split, the increase in authorized common stock and the name change are in the best interests of Semotus and its stockholders. Our board of directors has unanimously approved the merger proposal, the reverse stock split proposal, the authorized common stock proposal and the name change proposal. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER PROPOSAL, THE REVERSE STOCK SPLIT PROPOSAL, THE INCREASE IN AUTHORIZED COMMON STOCK PROPOSAL AND THE NAME CHANGE PROPOSAL AT THE SPECIAL MEETING.

     Our board of directors considered a number of factors in evaluating the transaction and consulted with its legal and financial advisors. The enclosed proxy statement provides detailed information about the merger agreement and the merger. The description of the merger agreement and all other agreements described in the proxy statement are subject to the terms of the actual agreements. We encourage you to read this proxy statement carefully, including its annexes and the documents we refer to in this proxy statement.

     This proxy statement is dated [ ] and is first being mailed to stockholders of Semotus Solutions, Inc. on or about [ ].

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE. THIS WILL HELP ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PROMPTLY VOTING YOUR SHARES BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD WILL SAVE US THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. VOTING YOUR SHARES NOW WILL NOT PREVENT YOU FROM ATTENDING OR VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO.

     ONLY STOCKHOLDERS AND PERSONS HOLDING PROXIES FROM STOCKHOLDERS MAY ATTEND THE MEETING. IF YOU PLAN TO ATTEND, PLEASE BRING A PHOTO ID. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, TRUST, BANK OR OTHER NOMINEE, YOU WILL NEED TO BRING A RECENT BROKERAGE STATEMENT, PROXY OR LETTER FROM THAT BROKER, TRUST, BANK OR OTHER NOMINEE THAT CONFIRMS YOU ARE THE BENEFICIAL OWNER OF THOSE SHARES

     Thank you for your support of our company. I look forward to seeing you at the special meeting.

                                  Sincerely,

                                  /s/ Anthony N. LaPine
                                  CEO

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION (WHICH WE REFER TO AS THE "SEC"), NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             SEMOTUS SOLUTIONS, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


DATE AND TIME:              2:00 p.m. Pacific Standard Time on [       ], 2007.

PLACE:                      Offices of Semotus Solutions, Inc.:

                            718 University Ave., Suite 202
                            Los Gatos, California 95032

ITEMS OF BUSINESS:          1. Consider and vote upon the proposal to approve
                            the merger between Semotus and Citytalk, as more fully described in the attached proxy statement, including its annexes and the documents referred to in the attached proxy statement--we refer to this proposal as the merger proposal;

                            2. Consider and vote upon the proposal to effect a reverse stock split in a ratio ranging from one-for-ten to one-for-thirty of all our issued, outstanding and authorized shares of our common stock, as more fully described in the attached proxy statement, including its annexes and the documents referred to in the attached proxy statement --we refer to this proposal as the reverse stock split proposal;

                            3. Consider and vote upon the proposal to approve an increase in the total number of shares of Semotus' authorized common stock from 150,000,000 to 1,500,000,000 (on a pre-split basis) --we refer to this proposal as the increase in authorized common stock proposal;

                            4. Consider and vote upon the proposal to change Semotus' name to "Citytalk, Inc." - we refer to this proposal as the name change proposal;

                            5. Adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting; and

                            6. Transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

WHO MAY VOTE:               You can vote if you were a stockholder of record as
                            of the close of business on ___________, 2007, the record date for the special meeting. Your vote is important. The affirmative vote of a majority of the votes cast by holders of the Semotus common stock present, in person or represented by proxy, and entitled to vote at the special meeting is required to adopt the merger proposal, the reverse stock split proposal and the charter amendment proposal. A complete list of Semotus stockholders entitled to vote at the special meeting will be available for inspection at the principal executive offices of Semotus during regular business hours for a period commencing no later than two business days after mailing of this notice and ending no earlier than the date and time of the special meeting.

PROXY VOTING:               All stockholders are cordially invited to attend the
                            special meeting in person. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy and thus ensure that your shares will be represented at the special meeting if you are unable to attend. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of adoption of the merger proposal, the reverse stock split proposal and the charter amendment proposal and in favor of adjournment or postponement of the special meeting, if necessary or appropriate, to permit solicitations of additional proxies. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you fail to return your proxy card and do not attend the special meeting and vote in person, or you do not instruct your broker or bank how to vote, your shares will effectively be counted as a vote "AGAINST" adoption of the merger proposal, the reverse stock split proposal, the increase in authorized common stock proposal and the name change proposal and will not be counted for purposes of determining whether a quorum is present at the special meeting or for purposes of the vote to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies. If you do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

                            Whether or not you attend the meeting, you may revoke a proxy at any time before we vote it at the meeting. You may do so by executing and returning a proxy card dated later than the previous one or by submitting a written notice of proxy revocation before we take the vote at the meeting. If you hold your shares through a brokerage firm or bank, you should follow the instructions of your brokerage firm or bank regarding revocation of proxies.

RECOMMENDATIONS:            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                            YOU VOTE "FOR" THE ADOPTION OF THE MERGER PROPOSAL,
                            "FOR" THE REVERSE STOCK SPLIT PROPOSAL, "FOR" THE
                            INCREASE IN AUTHORIZED COMMON STOCK PROPOSAL AND
                            "FOR" THE NAME CHANGE PROPOSAL, AT THE SPECIAL
                            MEETING. THE BOARD OF DIRECTORS ALSO RECOMMENDS THAT
                            YOU VOTE "FOR" THE APPROVAL OF ANY PROPOSAL TO
                            ADJOURN OR POSTPONE THE SPECIAL MEETING, IF
                            NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL
                            PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES
                            IN FAVOR OF ADOPTION OF THE MERGER PROPOSAL, THE
                            REVERSE STOCK SPLIT PROPOSAL, THE INCREASE IN
                            AUTHORIZED COMMON STOCK PROPOSAL AND THE NAME CHANGE
                            PROPOSAL AT THE TIME OF THE SPECIAL MEETING.

DISSENTERS' RIGHTS:         Semotus stockholders who do not vote in favor of
                            adoption of the merger may obtain payment in cash of the fair value of their shares of common stock under applicable provisions of Nevada law. In order to perfect their dissenter's rights, stockholders must give written demand for payment for their shares before the effective date of the merger and must not vote in favor of the merger. A copy of the applicable Nevada statutory provision is included as ANNEX B to the attached proxy statement and a summary of this provision can be found in the section entitled "Dissenters' Rights for Semotus
                            Stockholders" beginning on page D-1 of the attached proxy statement.


                                     By Order of the Board of Directors,

                                     /s/
                                     Anthony N. LaPine
                                     Chief Executive Officer
                                     Los Gatos, California
                                     _____________, 2006

                             SEMOTUS SOLUTIONS, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                TABLE OF CONTENTS

SUMMARY OF THE MATERIAL TERMS OF THE MERGER                                          1

QUESTIONS AND ANSWERS ABOUT THE MERGER                                               2

SUMMARY                                                                              6
      The Companies                                                                  6
      Merger Consideration                                                           6
      Market Prices and Dividend Data                                                6
      Material United States Federal Income Tax Consequences of the Merger           7
      Reasons for the Merger and Recommendation of Semotus' Board of Directors       7
      The Special Meeting of Semotus' Stockholders                                   7
      Interests of Semotus' Executive Officers and Directors in the Merger           8
      Regulatory Matters                                                             8
      Dissenters Rights                                                              8
      Conditions to the Closing of the Merger                                        9
      Covenants of the Merger Agreement                                             10
      Termination of the Merger Agreement                                           11

FORWARD-LOOKING INFORMATION                                                         11

RISK FACTORS                                                                        13
      Risks Related to the Merger                                                   13
      Risks Related to our Business and Operations Following the Merger             15
      Risks Related to our PCS Business Following the Merger                        17
      Risks Related to our Tower Business Following the Merger                      19
      Risks Related to Legal and Regulatory Matters Following the Merger            21
      Risks Related to Ownership of our Common Stock Following the Merger           22

THE COMPANIES                                                                       24
      Semotus Solutions, Inc.                                                       24
      Citytalk, Inc.                                                                25

PRICE RANGE OF COMMON STOCK AND DIVIDENDS                                           25

THE SPECIAL MEETING                                                                 26
      Date, Time and Place                                                          26
      Purpose of the Special Meeting                                                26
      Record Date; Shares Entitled to Vote; Quorum                                  26
      Vote Required                                                                 26
      Voting of Proxies                                                             27
      Revocability of Proxies                                                       28
      Board of Directors' Recommendations                                           28
      Abstentions and Broker Non-Votes                                              28
      Solicitation of Proxies                                                       29
      Multiple Stockholders Sharing One Address                                     29
      Postponement or Adjournment of Meeting                                        29
      Stockholder List                                                              29

THE MERGER                                                                          29
      Background to the Merger                                                      29
      Reasons for the Merger and Recommendation of the Semotus Board of Directors   30
      Interests of Semotus' Executive Officers and Directors in the Merger          30
      Form of the Merger                                                            30
      Merger Consideration                                                          31
      Effective Time of the Merger                                                  31
      Past Transactions                                                             31
      Material United States Federal Income Tax Consequences of the Merger          31
      Regulatory Matters                                                            34

DISSENTERS' RIGHTS FOR SEMOTUS STOCKHOLDERS                                         34

THE MERGER AGREEMENT                                                                36
      Closing and Effective Time of the Merger                                      36
      Exchange of Shares; Procedures for Exchange of Certificates                   36
      Representations and Warranties                                                36
      Conditions to the Closing of the Merger                                       38
      Covenants of the Merger Agreement                                             39
      Conduct of Business Pending the Merger                                        40
      Termination of the Merger Agreement                                           41
      Indemnification                                                               42
      Waiver and Amendment of the Merger Agreement                                  42

THE NTCH PURCHASE AGREEMENT                                                         42
      The Purchase Price                                                            42
      Closing and Effective Time of the Merger                                      43
          Deliveries at Closing                                                     43
          Conditions Precedent to the Obligations of NTCH                           43
          Indemnification                                                           44

OTHER PROPOSALS                                                                     45
      Reverse Stock Split Proposal                                                  45
      Increase in Authorized Common Stock Proposal                                  51
      Name Change Proposal                                                          54

OTHER INFORMATION RELATED TO SEMOTUS                                                55
      Semotus' Background                                                           55
      Semotus' Business                                                             55
      Target Markets                                                                55
      Products and Services                                                         55
      Strategic Relationships                                                       55
      Customers                                                                     57
      Revenue and Long Lived Assets                                                 57
      Competition                                                                   57
      Research and Development                                                      58
      Intellectual Property                                                         58
      Employees                                                                     59
      Facilities                                                                    59
      Legal Proceedings                                                             59

OTHER INFORMATION RELATED TO CITYTALK                                               59
      History of Citytalk                                                           59
      Business of Citytalk - Overview                                               59
      Business Strategy                                                             60
      Markets Served                                                                60
      Industry Background                                                           60
      Marketing Arrangements                                                        61
      Employees                                                                     61
      Legal Proceedings                                                             61

SELECTED HISTORICAL FINANCIAL DATA OF SEMOTUS SOLUTIONS, INC.                       61

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
   RESULTS OF OPERATIONS OF SEMOTUS FOR THE NINE MONTHS ENDED
   DECEMBER 31, 2006                                                                62

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
   RESULTS OF OPERATIONS OF SEMOTUS FOR THE YEAR ENDED MARCH 31, 2006               66

SELECTED HISTORICAL FINANCIAL DATA OF CITYTALK, INC. & NTCH, INC., COMBINED         72

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
   RESULTS OF OPERATIONS OF CITYTALK & NTCH, INC., COMBINED                         73

SELECTED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA                  74

DIRECTORS AND EXECUTIVE OFFICERS                                                    75
      Semotus                                                                       75
      Citytalk                                                                      77
      Surviving Corporation                                                         79
      Section 16(a)                                                                 79
      Meetings and Committees of the Board of Directors of Semotus                  80
      Director Nomination Criteria and Process                                      81
      Stockholder Nominations for Directors                                         82
      Independence of Directors                                                     82
      Director Compensation                                                         83
      Executive Compensation                                                        84
      Narrative Disclosure to Summary Compensation Table                            85
      Outstanding Equity Awards at Calendar Year End                                85

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                                     86
          Semotus                                                                   86
          Citytalk                                                                  86
          Surviving Corporation                                                     86

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS                              87
       Semotus                                                                      87
       Citytalk                                                                     88
       Surviving Corporation                                                        88

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                      89

DESCRIPTION OF CAPITAL STOCK                                                        90

FUTURE STOCKHOLDER PROPOSALS                                                        90

OTHER MATTERS                                                                       91

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                       91

INDEPENDENT AUDITORS                                                                91

WHERE YOU CAN FIND MORE INFORMATION                                                 91

MISCELLANEOUS                                                                       92

INDEX TO FINANCIAL STATEMENTS                                                      F-1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION                   F-45

                                     ANNEXES

ANNEX A -- AGREEMENT AND PLAN OF REORGANIZATION                                    A-1

ANNEX B -- DISSENTERS' RIGHTS STATUTE                                              B-1

ANNEX C -- EMPLOYMENT AGREEMENT                                                    C-1

ANNEX D -- NTCH PURCHASE AGREEMENT                                                 D-1

                   SUMMARY OF THE MATERIAL TERMS OF THE MERGER

     THIS SUMMARY OF MATERIAL TERMS HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE MERGER AGREEMENT AND THE MERGER, YOU SHOULD READ CAREFULLY THIS ENTIRE PROXY STATEMENT, THE ANNEXES TO THIS PROXY STATEMENT AND THE DOCUMENTS WE REFER TO IN THIS PROXY STATEMENT. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT, THE LEGAL DOCUMENT THAT GOVERNS THE MERGER, WHICH IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT.

     o The parties to the merger agreement are Semotus Solutions, Inc. and Citytalk, Inc. See the section entitled "The Merger" beginning on page 29.

     o Citytalk is a merger vehicle company, formed for the purpose of facilitating this merger and to acquire o tower infrastructure and flat rate cellular operations in key markets in the continental United States. See the section entitled "Other Information Related to Citytalk" beginning on page 59.

     o On closing of the merger, Citytalk will merge into Semotus, with Semotus continuing as the surviving corporation. We will remain a public company. However, given the percentage of Semotus common stock to be held by the stockholders of Citytalk immediately after the merger, Semotus will be treated as undergoing an ownership change or a change of control, and Semotus' name, stock symbol and board of directors will change. See the section entitled "The Merger" beginning on page 29.

     o At the effective time of the merger, each outstanding share of common stock of Citytalk (other than shares held by stockholders who perfect their dissenters' rights), will be converted into the right to receive 418,744,000 shares of Semotus restricted common stock. See the section entitled "The Merger Agreement" beginning on page 36.

     o Additionally, as part of Citytalk's simultaneous purchase of the capital stock of NTCH-Colorado, Inc., IAT Communication, Inc., NTCH-Idaho, Inc. and certain assets and liabilities of NTCH-West-Tenn, Inc. (collectively, the "NTCH Assets"), NTCH, Inc. will have the right to receive 5,000,000 shares of Semotus restricted common stock, to be issued out of Citytalk's 418,744,000 shares, with certain registration rights and which has a floor price guarantee of $4.00 / share and a post-closing purchase price adjustment calculation. NTCH, Inc. will also receive $57,000,000 in cash, a secured seven percent (7%) Ten Million and 00/100 Dollars ($10,000,000) twelve- (12) month subordinated seller note, and a secured seven percent (7%) Ten Million and 00/100 Dollars ($10,000,000) twenty-four- (24) month subordinated seller note. See the section entitled "The Merger--Merger Consideration" beginning on page 31.

     o As a result of the merger and assuming that no stockholder of Semotus or Citytalk exercises their dissenters' rights, immediately upon consummation of the merger, the stockholders of Semotus will own 10% of the issued and outstanding common stock of the surviving corporation. Citytalk, NTCH, Inc. and a certain institutional investor will own the remaining 90% of the issued and outstanding common stock of the surviving corporation. Of that 90%, the institutional investor will be the largest shareholder, owning approximately 60% of the issued and outstanding common stock; the present stockholders of Citytalk will own approximately 30% of the issued and outstanding common stock of the surviving corporation; of that 30%, Richard Sullivan, Citytalk's founder and largest stockholder, will own 15%, and Anthony LaPine, Semotus' Chief Executive Officer, will own 5%. See the section entitled "The Merger Agreement" beginning on page 36.

     o In addition to voting on the merger, the stockholders of Semotus will vote on proposals to effect a reverse stock split in a ratio ranging from one-for-ten to one-for-thirty of all our issued, outstanding and authorized shares of our common stock, to increase the total number of shares of Semotus' authorized common stock to 1,500,000,000, and to change our name to "Citytalk, Inc.". See the sections entitled "Other Proposals--Increase in Authorized Common Stock Proposal" beginning on page 51, "--Reverse Stock Split Proposal" beginning on page 45 and "--Name Change Proposal" beginning on page 54.

     o Under Chapter 92A of the Nevada Revised Statutes, stockholders of Semotus are entitled to dissenters' rights in connection with the merger. Semotus stockholders have the right to dissent from the merger and obtain cash payment for the "fair value" of their shares, which is defined as the value of their shares immediately before the effectuation of the merger. See the section entitled "Dissenters' Rights for Semotus Stockholders" beginning on page 10.

--------------------------------------------------------------------------------
                     QUESTIONS AND ANSWERS ABOUT THE MERGER

     The following Q&A is intended to address some commonly asked questions regarding the merger. These questions and answers may not address all questions that may be important to you as a Semotus stockholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.

     Except as otherwise specifically noted in this proxy statement, "we," "our," "us" and similar words in this proxy statement refer to Semotus Solutions, Inc. In addition, we refer to Semotus Solutions, Inc. as "Semotus," to Citytalk, Inc. as "Citytalk."

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?

A: Semotus and Citytalk have agreed to the merger of Citytalk with and into Semotus under the terms of the merger agreement that is described in this proxy statement. A copy of the merger agreement is attached to this proxy statement as ANNEX A. In order to complete the merger, Semotus stockholders must vote to adopt and approve (i) the merger, (ii) a reverse stock split in a ratio ranging from one-for-ten to one-for-thirty, (iii) an increase in our total number of shares of our authorized common stock to 1,500,000,000, and (iv) a name change to "Citytalk, Inc.". Semotus will hold a special meeting of its stockholders to obtain adoption and approval of these items. The adoption of the merger is conditioned on the approval of the increase in our total authorized common shares. Furthermore, the increase in authorized common shares proposal and the name change proposal will not be presented to the meeting unless the merger proposal is adopted. You are receiving this proxy statement in connection with the solicitation of proxies to be voted at the special meeting, or at any adjournments, postponements or continuations of the special meeting. You should carefully read this proxy statement, including its annexes and the other documents we refer to in this proxy statement, because they contain important information about the merger, the merger agreement and the special meeting of the stockholders of Semotus. The enclosed voting materials allow you to vote your shares without attending the special meeting. Your vote is very important. We encourage you to vote as soon as possible.

Q:   WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote to approve the merger of Citytalk with and into Semotus, whereby the stockholders of Citytalk will receive a total of 418,744,000 shares of Semotus restricted common stock in exchange for their shares of outstanding common stock of Citytalk they hold. In addition, in connection with the merger, you are being asked to approve (i) a reverse stock split in a ratio ranging from one-for-ten to one-for-thirty of all our issued, outstanding and authorized shares of our common stock, (ii) an increase in the total number of shares of Semotus' authorized common stock to 1,500,000,000, and (iii) a name change to "Citytalk, Inc.". In addition, you are being asked to grant Semotus management discretionary authority to adjourn or postpone the special meeting. If, for example, we do not receive proxies from stockholders holding a sufficient number of shares to adopt the merger agreement, we could adjourn or postpone the special meeting and use the additional time to solicit additional proxies in favor of adoption of the merger agreement.

Q:   WHAT WILL I RECEIVE IN THE MERGER?

A: Semotus stockholders will continue to hold their shares of common stock of Semotus after the merger.

Q:   WHAT IS THE TOTAL MERGER CONSIDERATION?

A: In the aggregate, the stockholders of Citytalk will receive 418,744,000 shares of Semotus restricted common stock in exchange for all of their shares of outstanding common stock of Citytalk they hold. Additionally, as part of Citytalk's simultaneous purchase of the NTCH Assets, NTCH, Inc. will have the right to receive 5,000,000 shares of Semotus restricted common stock, to be issued out of Citytalk's 418,744,000 shares, with certain registration rights and which has a floor price guarantee of $4.00/share and a post-closing purchase price adjustment calculation. NTCH, Inc. will also receive $57,000,000 in cash, a secured seven percent (7%) Ten Million and 00/100 Dollars ($10,000,000) twelve- (12) month subordinated seller note, and a secured seven percent (7%) Ten Million and 00/100 Dollars ($10,000,000) twenty-four- (24) month subordinated seller note. See the section entitled "The Merger--Merger Consideration" beginning on page 31.

Q:   WHY ARE THE TWO COMPANIES PROPOSING THE MERGER?

A: To review the reasons for the merger, see the section entitled "The Merger--Reasons for the Merger and Recommendation of the Semotus Board of Directors" beginning on page 30. Citytalk is currently acquiring tower infrastructure and flat rate cellular operations in key markets in the continental United States. Semotus believes that a business combination with Citytalk will provide Semotus stockholders with an opportunity to participate in a company with growth potential in the wireless industry.

Q:   WHEN DO SEMOTUS AND CITYTALK EXPECT THE MERGER TO BE COMPLETED?

A: Semotus and Citytalk are working to complete the merger as quickly as practicable. We expect to close the merger promptly after the approval and adoption of the merger agreement by our stockholders and after all other conditions to the merger have been satisfied or waived. At present, we anticipate that the closing will occur promptly following the special meeting of our stockholders. However, we cannot predict the exact timing of the completion of the merger because it is subject to certain conditions. See "The Merger Agreement--Conditions to the Closing of the Merger" beginning on page 38. We hope to complete the merger by [ ], 2007.

Q:   WHAT DO I NEED TO DO NOW?

A: We urge you to carefully read this proxy statement, including its annexes and the other documents we refer to in this proxy statement, and consider how the merger affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of our stockholders, or you can vote via the internet or by phone. See "Voting of Proxies" beginning on page 27 for more detailed instructions on how to vote.

Q:   HOW DOES SEMOTUS' BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: At a meeting held on November 8, 2006, Semotus' board of directors unanimously determined that the merger

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

     proposal and the Amended and Restated Articles of Incorporation are fair to, advisable and in the best interests of Semotus Solutions, Inc. and its stockholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE MERGER PROPOSAL, "FOR" THE REVERSE STOCK SPLIT PROPOSAL "FOR" THE INCREASE IN AUTHORIZED COMMON STOCK PROPOSAL AND "FOR" THE NAME CHANGE PROPOSAL AT THE SPECIAL MEETING. THE BOARD OF DIRECTORS ALSO RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF ANY PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ADOPTION OF THE MERGER AGREEMENT AT THE TIME OF THE SPECIAL MEETING. For a more complete description of the recommendation of our board of directors, see the section entitled "The Merger--Reasons for the Merger and Recommendation of the Semotus Board of Directors" beginning on page 30.

Q: WHAT VOTE IS REQUIRED TO ADOPT THE MERGER PROPOSAL, THE REVERSE STOCK SPLIT PROPOSAL AND THE CHARTER AMENDMENT PROPOSAL?

A: Adoption of the merger, approval of the reverse stock split, approval of the increase in authorized common shares and approval of the name change require the affirmative vote of a majority of the votes cast by holders of the Semotus common stock present, in person or represented by proxy, and entitled to vote at the special meeting.

Q:   WHERE AND WHEN IS THE SPECIAL MEETING OF STOCKHOLDERS?

A: The special meeting of stockholders of Semotus will be held on ___________, 2007, at 2:00 p.m. Pacific Standard Time, at the office of Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, California 95032.

Q:   WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

A: Only stockholders of record as of the close of business on _________, 2007 are entitled to receive notice of the special meeting and to vote the shares of Semotus common stock that they held at that time at the special meeting, or at any adjournments or postponements of the special meeting.

Q:   MAY I VOTE IN PERSON?

A: Yes. If your shares are not held in "street name" through a broker or bank you may attend the special meeting and vote your shares in person, rather than signing and returning your proxy card. If your shares are held in "street name," you must get a proxy from your broker or bank in order to attend the special meeting and vote in person. Even if you plan to attend the special meeting in person, we urge you to complete, sign, date and return the enclosed proxy to ensure that your shares will be represented at the special meeting.

Q: WHAT HAPPENS IF I DO NOT RETURN MY PROXY CARD OR ATTEND THE SPECIAL MEETING AND VOTE IN PERSON?

A: The adoption of the merger agreement, the approval of the reverse stock split and the approval of the Amended and Restated Articles of Incorporation requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the special meeting. Therefore, if you do not return your proxy card or attend the special meeting and vote in person, it will have the same effect as if you voted "AGAINST" the merger proposal, the reverse stock split proposal, the increase in authorized common stock proposal and the name change proposal. The proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of at least a majority of the votes cast by holders of Semotus common stock present, in person or represented by proxy, at the special meeting, provided a quorum is present, in person or represented by proxy, at the special meeting.

Q:   MAY I CHANGE MY VOTE AFTER I HAVE VOTED?

A: Yes. You may change your vote at any time before your proxy card is voted at the special meeting. If your shares are registered in your name, you may revoke your proxy in one of the following three ways:

     o First, you can deliver to the Secretary of Semotus a written notice bearing a date later than the proxy o you delivered to Semotus, stating that you would like to revoke your proxy, provided the notice is received by

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

          5:00 p.m. Pacific Standard Time on [ ], 2007.

     o Second, you can complete, execute and deliver to the Secretary of Semotus a new, later-dated proxy card for the same shares.

     o Third, you can attend the special meeting and vote in person. Your attendance at the special meeting alone will not revoke your proxy.

     Any written notice of revocation or subsequent proxy should be delivered to Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, California 95032, Attention: Secretary, or hand-delivered to our Secretary at or before the taking of the vote at the special meeting. If you have instructed a broker or bank to vote your shares, you must follow the directions received from your broker or bank to change your vote.

Q: IF MY BROKER OR BANK HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER OR BANK VOTE MY SHARES FOR ME?

A: Your broker or bank will not be able to vote your shares without instructions from you. You should instruct your broker or bank to vote your shares following the procedure provided by your bank or broker. Without instructions, your shares will not be voted, which will have the same effect as if you voted "AGAINST" the merger proposal, the reverse stock split proposal and the charter amendment proposal.

Q:   WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. If you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: WHAT HAPPENS IF I SELL MY SHARES OF SEMOTUS COMMON STOCK BEFORE THE SPECIAL MEETING?

A: The record date for the special meeting is earlier than the date of the special meeting and the date the merger is expected to be completed. If you transfer your shares of Semotus common stock after the record date but before the special meeting, you will retain your right to vote at the special meeting, but will transfer ownership of the shares and will not hold an interest in the company either before or after the merger.

Q:   WILL I HAVE APPRAISAL OR DISSENTERS' RIGHTS AS A RESULT OF THE MERGER?

A: Yes. Semotus stockholders who do not vote in favor of adoption of the merger agreement may obtain payment in cash of the fair value of their shares of common stock under applicable provisions of Nevada law. In order to perfect their dissenter's rights, stockholders must give written demand for payment for their shares before the effective date of the merger and must not vote in favor of the merger. A copy of the applicable Nevada statutory provision is included as ANNEX B to the attached proxy statement and a summary of this provision can be found in the section entitled "Dissenters' Rights for Semotus Stockholders" beginning on page 10.

Q:   DO I NEED TO SEND IN MY STOCK CERTIFICATES?

A: No. If any of your shares are held in certificate form, you do not need to send in your stock certificates.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?

A:   The Solicitation Agent for the Special Meeting is Morrow & Co., Inc.

     You may obtain information regarding the Special Meeting from the Solicitation Agent as follows:

     470 West Avenue - 3rd Floor
     Stamford, CT  06902

     Banks and Brokerage Firms, please call (203) 658-9400

     STOCKHOLDERS, PLEASE CALL (800) 607-0088

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

                                     SUMMARY

     THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE MERGER AGREEMENT AND THE MERGER, YOU SHOULD READ CAREFULLY THIS ENTIRE PROXY STATEMENT, THE ANNEXES TO THIS PROXY STATEMENT AND THE DOCUMENTS WE REFER TO IN THIS PROXY STATEMENT. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT, THE LEGAL DOCUMENT THAT GOVERNS THE MERGER, WHICH IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT.

THE COMPANIES (PAGE 24)

     SEMOTUS SOLUTIONS, INC.
     718 UNIVERSITY AVE., SUITE 202
     LOS GATOS, CALIFORNIA 95032
     TELEPHONE: (408) 399-6120

     Semotus is a provider of enterprise application software connecting employees wirelessly to critical business systems, information, and processes. Our enterprise application software and services provide mobility, convenience, and efficiency and improve profitability. These software solutions provide immediate mobile access and control of business-critical software applications, databases, networks and servers. Our common stock is traded on the American Stock Exchange under the symbol "DLK".

     CITYTALK, INC.
     777 SOUTH FLAGLER DRIVE
     SUITE 800, WEST TOWER
     PALM BEACH, FL 33401
     TELEPHONE: ( 678) 733-3888

     Citytalk is a privately held company and merger vehicle formed and led by Richard Sullivan, former CEO and Chairman of Applied Digital Solutions and Digital Angel Corporation, and telecom business entrepreneur Steve Keaveney. Citytalk has entered into definitive agreements with NTCH, Inc., a U.S. regional tower and flat rate wireless provider, to acquire tower, PCS and wireless operations in Colorado, Idaho, and Tennessee. Post-merger, Citytalk will offer flat rate, prepaid plans to underserved niches, chiefly young, lower credit, and ethnic sub-populations. In addition, Citytalk will operate a tower infrastructure that provides service to current customers, while also generating revenue from long-term leases with national carriers. Citytalk will have 75 towers and approximately 20,000 total wireless subscribers spanning across eight Basic Trading Areas (BTAs).

MERGER CONSIDERATION (PAGE 31)

At the effective time of the merger, the outstanding shares of common stock of Citytalk (other than shares held by stockholders who perfect their dissenters' rights), will be converted into the right to receive 418,744,000 shares of Semotus restricted common stock. Based on a closing price of our common stock of $0.15 per share on November 10, 2006, as of such date, the aggregate consideration paid by Semotus to the Citytalk stockholders will be $62,811,600 million. As of the effective time of the merger, all shares of Citytalk common stock will no longer be outstanding and will automatically be cancelled and will cease to exist, and each holder of a certificate representing any shares of Citytalk common stock (other than stockholders of Citytalk who have perfected their dissenters' rights under Nevada law) will cease to have any rights as a stockholder, except the right to receive their pro rata portion of the shares of Semotus restricted common stock.

Additionally, as part of Citytalk's simultaneous purchase of the NTCH Assets, NTCH, Inc. will have the right to receive 5,000,000 shares of Semotus restricted common stock, to be issued out of Citytalk's 418,744,000 shares, with certain registration rights and which has a floor price guarantee of $4.00 / share and a post-closing purchase price adjustment calculation. NTCH, Inc. will also receive $57,000,000 in cash, a secured seven percent (7%) Ten Million and 00/100 Dollars ($10,000,000) twelve- (12) month subordinated seller note, and a secured seven percent (7%) Ten Million and 00/100 Dollars ($10,000,000) twenty-four- (24) month subordinated seller note.

PRICE RANGE OF COMMON STOCK AND DIVIDENDS (PAGE 25)

      Semotus' common stock is traded on the American Stock Exchange under the symbol "DLK."

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

     There have been no cash dividends declared on the Semotus common stock or on Citytalk common stock. Semotus and, after the merger, the surviving company intend to reinvest earnings to fund future growth. Accordingly, we do not anticipate that cash dividends will be paid on the Semotus common stock in the foreseeable future.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER (PAGE 31)

     The merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and no gain or loss will be recognized by Semotus stockholders as a result of the merger.

     A U.S. Holder of Semotus common stock who exercises dissenters' rights and effects a termination of his or its interest in Semotus after the merger will generally be required to recognize capital gain or loss upon the exchange of such U.S. Holder's shares of common stock of Semotus for cash if such shares were held as a capital asset on the date of the merger. Such gain or loss will be measured by the difference between the amount of cash received and the U.S. Holder's tax basis in the Semotus common stock.

     A non-U.S. Holder of Semotus common stock who exercises dissenters' rights and effects a termination of his or its interest in Semotus after the merger generally will not be subject to U.S. federal income tax or withholding tax on any gain realized on the exchange unless (i) the gain is effectively connected with the conduct by the non-U.S. Holder of a trade or business in the United States and, if an income tax treaty applies, is attributable to a permanent establishment maintained by the non-U.S. Holder in the United States or (ii) the non-U.S. person is an individual who is present in the United States for periods aggregating 183 or more days in the taxable year the rights are exercised and certain other conditions are met.

     For a more complete description of the tax consequences of the merger, see the section entitled "The Merger--Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 31.

     BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY FEDERAL, STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS) OF THE MERGER.

REASONS FOR THE MERGER AND RECOMMENDATION OF SEMOTUS' BOARD OF DIRECTORS
(PAGE 30)

     Semotus believes that a business combination with Citytalk will provide Semotus stockholders with an opportunity to participate in a company with growth potential in the wireless industry.

     In making its recommendation, Semotus' board of directors took into account, among other things, the business, the strategy and prospects of Citytalk, the fairness of the merger, from a financial point of view, to the holders of Semotus common stock, the prospects of Semotus, and the terms and conditions of the merger agreement. For a more complete description of the factors considered by the Semotus board of directors, see the section entitled "The Merger--Reasons for the Merger and Recommendation of the Semotus Board of Directors" beginning on page 30.

THE SPECIAL MEETING OF SEMOTUS' STOCKHOLDERS (PAGE 26)

     DATE, TIME AND PLACE. A special meeting of Semotus' stockholders will be held on [ ], 2007, at 2:00 p.m. Pacific Standard Time, at the office of Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, California 95032, to:

     o Consider and vote upon the proposal to approve the merger between Semotus and Citytalk;

     o Consider and vote upon the proposal to effect a reverse stock split in a ratio ranging from one-for-ten to one-for-thirty of all our issued, outstanding and authorized shares of our common stock;

     o Consider and vote upon the proposal to increase the total number of shares of Semotus' authorized common o stock to 1,500,000,000;

     o Consider and vote upon the proposal to change our name to "Citytalk, Inc.";

     o Adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies in the o event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special

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

          meeting; and

     o Transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

     RECORD DATE AND VOTING POWER. You are entitled to vote at the special meeting if you owned shares of Semotus common stock at the close of business on [ ], 2007, the record date for the special meeting. You will have one vote at the special meeting for each share of Semotus common stock you owned at the close of business on the record date. There are ________ shares of Semotus common stock entitled to be voted at the special meeting.

     VOTE REQUIRED. The adoption of the merger proposal, approval of the reverse stock split proposal, approval of the increase in authorized common stock proposal and approval of the name change proposal require the affirmative vote of a majority of the votes cast by holders of the Semotus common stock present, in person or represented by proxy, and entitled to vote at the special meeting. Approval of any proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of at least a majority of the votes cast by holders of the Semotus common stock present, in person or represented by proxy, at the special meeting, provided a quorum is present, in person or represented by proxy, at the special meeting.

INTERESTS OF SEMOTUS' EXECUTIVE OFFICERS AND DIRECTORS IN THE MERGER (PAGE 30)

     Semotus' executive officers and directors do not have any independent interests in the merger, except that, Mr. Anthony LaPine, CEO of Semotus, has been issued stock in Citytalk prior to the closing of the merger so that post-merger, Mr. LaPine will own 5% of the combined surviving entity. Additionally, Mr. LaPine will enter into an employment agreement with the surviving corporation, which provides for certain benefits and severance payments if his employment is terminated prior to the end of a three year term, and contains other terms and conditions as set forth in his employment agreement, annexed as ANNEX D to the attached proxy statement and a summary of this provision can be found in the section entitled "Interests of Semotus' Executive Officers and Directors" beginning on page 30.

REGULATORY MATTERS (PAGE 34)

     The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, except for filings with the State of Nevada necessary to effectuate the merger and the adoption of the Amended and Restated Articles of Incorporation.

DISSENTERS RIGHTS (PAGE 34)

      Under Chapter 92A of the Nevada Revised Statutes, you are entitled to dissenters' rights in connection with the merger. You have the right to dissent from the merger and obtain cash payment for the "fair value" of your shares, which is defined as the value of your shares immediately before the effectuation of the merger. Generally, in order to exercise your appraisal rights you must:

     o before the effective date of the merger, deliver written notice to Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, CA 95032, Attention: Secretary, stating that you intend to demand payment for your shares if the merger is completed; and

     o not vote your shares in favor of the merger, either by proxy or in person.

     Voting for the merger will waive your rights to dissent and obtain fair value for your shares of Semotus stock under Nevada law. Failure to vote against the merger will not constitute a waiver of dissenters' rights. Merely voting against the merger will not protect your rights to dissent, which requires strict compliance with all procedural steps provided under Nevada law. Requirements under Nevada law for exercising dissenters' rights are described in further detail in the section entitled "Dissenters' Rights for Semotus Stockholders" beginning on page __ of this proxy statement. In addition, the relevant sections of Nevada law regarding dissenters' rights are reproduced and attached as ANNEX B to this proxy statement.

     We encourage you to read these provisions carefully and in their entirety. Failure to follow the steps required by law for perfecting dissenters' rights may lead to the loss of those rights, in which case the dissenting stockholder will be treated in the same manner as a non-dissenting stockholder. Because of the complexity of the law relating to dissenters' rights, stockholders who are considering objecting to the merger are encouraged to read these provisions carefully and consult their own legal advisors.

CONDITIONS TO THE CLOSING OF THE MERGER (PAGE 38)

     The merger is subject to the satisfaction or waiver of various conditions, which include the following:

     o Citytalk and Semotus are not obligated to effect the merger unless the following conditions are satisfied:

     o Citytalk's stockholder approval and Semotus' stockholder approval have been obtained.

     Semotus is not obligated to effect the merger unless the following conditions are satisfied or waived:

     o The representations and warranties of Citytalk in the merger agreement or in any exhibit attached to the merger agreement shall be true and accurate (in all material respects) at and as of closing with the same effect as if they were made at and as of closing, except as affected by the transactions contemplated hereby;

     o Citytalk shall have performed all obligations and agreements and complied with all covenants in the merger agreement or in any Transaction Document to which it is a party to be performed and complied with by it at or before closing, which includes, among other things, acquiring certain assets such as cellular towers and wireless licenses, and securing an investment of at least sixty million dollars ($60,000,000) as part of the transaction;

     o Citytalk shall have delivered to Semotus at closing, certificates representing thirty million one hundred thousand (30,100,000) shares of common stock (which is all of the outstanding shares of Citytalk);

     o Semotus shall have received a certificate executed by an executive officer of Citytalk, dated as of closing, reasonably satisfactory in form and substance to Semotus, certifying that the conditions stated in subparagraphs (a), and (b) of this Section have been satisfied;

     o Citytalk shall have entered into employment agreements with Anthony La Pine and Pamela La Pine, attached as ANNEX D; and

     o No action by any governmental authority or other person shall have been instituted or threatened against Semotus, Citytalk or the shareholders which question the validity or legality of this merger and which, in the reasonable opinion of Semotus, makes it inadvisable to consummate such transaction;

     o Semotus shall have received evidence, in form and substance satisfactory to it, that there have been obtained all consents, approvals, and authorizations required by the merger agreement; and

     o All actions, proceedings, instruments and documents required to carry out the transactions contemplated by the merger agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to and approved by Semotus' counsel, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

     Citytalk is not obligated to effect the merger unless the following conditions are satisfied or waived:

     o The representations and warranties of Semotus in the merger agreement or in any exhibit attached to the o merger agreement shall be true and accurate in all material respects at and as of closing with the same effect as if made at and as of closing, except as affected by the transactions contemplated hereby;

     o Semotus shall have performed all obligations and agreements and complied with all covenants in this Agreement to be performed and complied with by it at or before Closing;

     o Semotus shall have delivered to Citytalk Shareholders at closing, certificates representing four hundred eighteen million, seven hundred forty four thousand (418,744,000) shares of Semotus Common Stock issued in the name of the shareholders of Citytalk;

     o Citytalk shall have received a certificate executed by an executive officer of Semotus, dated as of Closing, reasonably satisfactory in form and substance to Citytalk certifying that the conditions stated in subparagraphs (a) and (b) of this Section have been satisfied;

     o No Action by any governmental authority or other person shall have been instituted or threatened against Semotus, Citytalk or the shareholders which questions the validity or legality of the transactions contemplated hereby and which, in the reasonable opinion of the Citytalk, makes it inadvisable to consummate such transaction;

     o Citytalk shall have obtained evidence, in form and substance satisfactory to it, that there has been obtained all consents, approvals and authorizations required by the merger agreement;

     o Each of the directors of Semotus, with the exception of Anthony N. LaPine, shall have delivered their resignation to Citytalk effective as of the closing; and

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

     o All actions, proceedings, instruments and documents required to carry out the transactions contemplated by the merger agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to and approved by Citytalk's counsel, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

COVENANTS OF THE MERGER AGREEMENT (PAGE 39)

     The merger agreement contains the following significant covenants, some of which are customary for a transaction similar to the business combination:

     Except as Semotus may otherwise consent in writing, between the dates of the merger agreement and closing, Citytalk shall:

     o conclude a financing arrangement, so that an agreement to invest at least sixty million dollars ($60,000,000) into the Surviving Corporation is duly authorized, executed and delivered within ninety days after the execution of the merger agreement, and will be valid, legally binding and enforceable against the investors, or another institution acceptable to Citytalk, concurrent upon the Closing;

     o acquire the common shares and/or assets of NTCH Colorado, Inc., NTCH Idaho, Inc. and NTCH Tennessee, Inc. which assets include named towers, wireless assets and licenses (the "NTCH Assets") so that the agreement related to the acquisition of the NTCH Assets is duly authorized, executed and delivered within five days of the execution of this Agreement and will be valid, legally binding and enforceable against Citytalk concurrent upon the Closing, such that Citytalk will have good and marketable title to all the NTCH Assets, free and clear of all encumbrances;

     o conduct its business only in the usual, regular, and ordinary course and in accordance with past practices;

     o duly comply with all applicable Legal Requirements; perform all of its obligations under all Citytalk Contracts, if any, without default; and maintain its books, records, and accounts on a basis consistent with past practices;

     o give to Semotus and its counsel, accountants and other representatives reasonable access during normal business hours to the premises of Citytalk, all of the assets and properties owned or leased by Citytalk, Citytalk's books and records, and Citytalk's personnel; furnish to Semotus and such representatives the Article 3 Exhibits within three business days from the date of this Agreement, and all such additional documents (certified by an officer of Citytalk, if requested), financial information and other information as Semotus may from time to time reasonably request; and cause Citytalk's accountants to permit Semotus and its accountants to examine the records and working papers pertaining to Citytalk's Financial Statements' provided that no investigation by Citytalk or its representatives will affect or limit the scope of any of the representations and warranties of Citytalk herein or in any Exhibit or other related document;

     o use its best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained by Citytalk in order to consummate the transactions contemplated hereby and deliver to Semotus copies, satisfactory in form and substance to Semotus, of such approvals and consents;

     o promptly deliver to Semotus true and complete copies of all monthly and quarterly financial statements of Citytalk and any reports with respect to the activities of Citytalk which are prepared by or for Citytalk at any time from the date hereof until Closing; and

     o promptly notify Semotus of any circumstance, event or action, by Citytalk or otherwise: which, if known at the date of this Agreement, would have been required to be disclosed in or pursuant to this Agreement; or the existence, occurrence or taking of which would result in any of the representations and warranties of Citytalk in this Agreement or any Exhibit not being true and correct in all material respects.

     Except as Citytalk may otherwise consent in writing, between the dates of the merger agreement and closing, Semotus shall:

     o conduct its business only in the usual, regular, and ordinary course and in accordance with past practices;

     o Provide any and all documentation reasonably requested in relation to the debt capital raise in Citytalk prior to closing to fund a portion of the acquisition of certain assets of NTCH, Inc;

     o duly comply with all applicable Legal Requirements; perform all of its obligations under all Semotus Contracts, if any, without default; and maintain its books, records, and accounts on a basis consistent with past practices;

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

     o give to Citytalk and its counsel, accountants and other representatives reasonable access during normal business hours to the premises of Semotus, all of the assets and properties owned or leased by Semotus, Semotus' books and records, and Semotus' personnel; furnish to Citytalk and such representatives the Article 3 Exhibits within three business days from the date of this Agreement, and all such additional documents (certified by an officer of Semotus, if requested), financial information and other information as Citytalk may from time to time reasonably request; and cause Semotus' accountants to permit Citytalk and its accountants to examine the records and working papers pertaining to Semotus' Financial Statements' provided that no investigation by Semotus or its representatives will affect or limit the scope of any of the representations and warranties of Semotus herein or in any Exhibit or other related document;

     o use its best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained by Semotus in order to consummate the transactions contemplated hereby and deliver to Citytalk copies, satisfactory in form and substance to Citytalk, of such approvals and consents;

     o promptly deliver to Citytalk true and complete copies of all monthly and quarterly financial statements of Semotus and any reports with respect to the activities of Semotus which are prepared by or for Citytalk at any time from the date hereof until Closing; and

     o promptly notify Citytalk of any circumstance, event or action, by Semotus or otherwise: which, if known at the date of this Agreement, would have been required to be disclosed in or pursuant to this Agreement; or the existence, occurrence or taking of which would result in any of the representations and warranties of Semotus in this Agreement or any Exhibit not being true and correct in all material respects.

TERMINATION OF THE MERGER AGREEMENT (PAGE 41)

     The merger agreement may be terminated and the transactions contemplated hereby may be abandoned:

     o at any time, by the mutual written agreement duly authorized by the Boards of Directors of Semotus and Citytalk;

     o by either Semotus or Citytalk, if the other is in material breach or default of its respective covenants, agreements or other obligations hereunder or if any of its representations and warranties herein are not true and accurate in all material respects when made or when otherwise required by the merger agreement to be true and accurate;

     o    by Semotus, if any of the conditions to its obligations set forth in
          Section 6.1 of the merger agreement shall not have been satisfied as of closing, unless satisfaction shall have been frustrated or made impossible by an act or failure to act of Citytalk;

     o    by Citytalk, if any of the conditions to its obligations set forth in
          Section 6.2 of the merger agreement shall not have been satisfied as of closing, unless satisfaction shall have been frustrated or made impossible by an act or failure to act of Semotus; or

     o by either Semotus or Citytalk, if the merger shall not have been consummated on or before March 31, 2007, provided that the right to terminate the merger agreement pursuant to this clause shall not be available to any party whose failure to perform any of its obligations under the merger agreement resulted in, or has been the cause of a or a substantial cause of, the failure of the merger to be consummated on or before such date, and provider further that if the merger has not been consummated on or before March 31, 2007 solely or primarily as a result of the failure of the conditions set forth in Sections 6.1(e) or 6.2(f) of the merger agreement to be satisfied or waived, any party, by written notice to each other party, may extend such date up to May 1, 2007.

                           FORWARD-LOOKING INFORMATION

     This proxy statement contains forward-looking statements that are based on our current expectations, assumptions, beliefs, estimates and projections about Semotus, Citytalk and the wireless and other related industries. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "should" and variations of such words or similar expressions.

      We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include the risk factors discussed under the heading "Risk Factors" and the following:

     o The merger may not provide greater value to you than you would have received if Semotus continued as an independent public company;

     o Our directors and officers have potential conflicts of interest that may have influenced their decision to support the merger;

     o If the merger does not occur, the American Stock Exchange will most likely initiate delisting proceedings against us which could result in the delisting of our stock from the Amex;

     o The announced merger with CTI may adversely affect the market price of our common stock and our results of operations;

     o Because the market price of our common stock may fluctuate, Semotus stockholders cannot be sure of the value of the shares to be issued to the stockholders of Citytalk in the merger;

     o Any delay in completing the merger may reduce or eliminate the benefits expected;

     o Completion of, or the failure to complete, the merger could adversely affect our stock price and future business and operations;

     o Citytalk has no operating history and therefore our expected performance may not be indicative of our future results;

     o We may not be successful in increasing our customer base which would negatively affect our business plans and financial outlook;

     o    Our primary business strategy may not succeed in the long-term;

     o If we are unable to manage our planned growth, our operations could be adversely impacted;

     o    Our indebtedness could adversely affect financial health;

     o To service our indebtedness and fund our working capital and capital expenditures, we will require a significant amount of cash. Our ability to generate cash depends on many factors beyond our control;

     o Our success depends on the ability to attract and retain qualified management and other personnel;

     o We rely on third-party suppliers to provide customers with equipment and services that are integral to our business. Any significant disruption in our relationship with these vendors could increase costs and affect operating efficiencies;

     o If we experience high rates of customer turnover, our ability to remain profitable will decrease;

     o We face increasing competition which could have a material adverse effect on demand for our service;

     o The wireless industry is experiencing rapid technological change, and we may lose customers if we fail to keep up with these changes;

     o We may incur higher than anticipated intercarrier compensation costs, which could increase costs and reduce profit margin;

     o Risks associated with wireless handsets could pose product liability, health and safety risks that could adversely affect our business;

     o System failures could result in higher churn, reduced revenue and increased costs, and could harm our reputation;

     o We may be subject to claims of infringement regarding telecommunications technologies that are protected by patents and other intellectual property rights;

     o Declines in our operating performance could ultimately result in an impairment of our indefinite-lived assets, including goodwill, or our long-lived assets, including property and equipment;

     o If we experience high rates of credit card, subscription or dealer fraud, our ability to become profitable will decrease;

     o Decrease in demand for tower space would materially and adversely affect our operating results and we cannot control that demand;

     o Our participation or inability to participate in tower industry consolidation could involve certain risks;

     o    Our towers may be damaged in natural disasters;

     o If our wireless service provider customers consolidate or merge with each other to a significant degree, our growth, revenue and ability to generate positive cash flows could be adversely affected;

     o We depend on a relatively small number of customers for most of our revenue;

     o    We are dependent on the continued financial strength of our customers;

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

     o New technologies could make our tower antenna leasing services less desirable to potential tenants and result in decreasing revenues;

     o Increasing competition in the tower industry may create pricing pressures that may adversely affect us;

     o Regulation by government agencies may increase our costs of providing service or require us to change our services;

     o    We could have liability under environmental laws;

     o We may be unable to acquire additional spectrum in the future at a reasonable cost or on a timely basis;

     o Our wireless licenses are subject to renewal and potential revocation in the event that we violate applicable laws;

     o We are subject to numerous surcharges and fees from federal, state and local governments, and the applicability and amount of these fees is subject to great uncertainty;

     o Our costs could increase and revenues could decrease due to perceived health risks from radio emissions, especially if these perceived risks are substantiated;

     o Certain of Citytalk's managers, officers and employees may have other business and management responsibilities which may cause conflicts of interest in the allocation of their time and services to the surviving company;

     o The continued listing of our common stock on the American Stock Exchange may be in jeopardy if we cannot regain compliance or meet the initial listing standards of Amex;

     o Because our stock has low trading volume and the public trading price of our stock has been volatile, you may not be able to resell your stock at or above what you paid for it;

     o Future sales of our common stock could adversely affect the market price of our common stock; o Our ability to issue additional shares in the future may dilute your interest in us or otherwise limit your voting or economic rights;

     o The stockholders of Citytalk will exert significant influence over us after the completion of the merger. Their interests may not coincide with yours and they may make decisions with which you may disagree;

     o We have not paid dividends in the past and do not expect to pay dividends in the future, and any return on your initial investment in our common stock may be limited to the value of our stock;

     o We are a public company and are subject to financial reporting and other requirements, which may put a strain on our accounting, internal audit and other management systems and resources; and

     o other risks detailed in our current filings with the SEC, including our most recent filings on Form 10-KSB or Form 10-QSB, which discuss other important risk factors concerning our historical operations.

                                  RISK FACTORS

     YOU SHOULD CONSIDER CAREFULLY THE FOLLOWING INFORMATION ABOUT THE RISKS DESCRIBED BELOW, TOGETHER WITH THE OTHER INFORMATION CONTAINED IN THIS PROSPECTUS, BEFORE YOU DECIDE TO VOTE FOR THE MERGER.

     In this "Risk Factor" section, "our company," "we," "our," "us," and similar words refer to the surviving corporation following the merger.

RISKS RELATED TO THE MERGER

WE CANNOT ASSURE YOU THAT THE MERGER WILL PROVIDE GREATER VALUE TO YOU THAN YOU WOULD HAVE RECEIVED IF SEMOTUS CONTINUED AS AN INDEPENDENT PUBLIC COMPANY.

Upon completion of the merger, our stockholders will continue to hold the same number of shares of common stock they hold at that time. The closing price per share of our common stock on the American Stock Exchange on November 9, 2006, the last trading day before we entered into the merger agreement with Citytalk, was $0.16. During the 12-month period ending on November 9, 2006, the closing price of our common stock varied from a low of $0.04 to a high of $0.31 and ended that period at $0.16. We are unable to predict with certainty our future prospects or the market price of our common stock. Therefore, we cannot assure you that the merger will provide greater value to you than you would have received if Semotus continued as an independent public company.

OUR DIRECTORS AND OFFICERS HAVE POTENTIAL CONFLICTS OF INTEREST THAT MAY HAVE INFLUENCED THEIR DECISION TO SUPPORT THE MERGER.

You should be aware of potential conflicts of interest, and the benefits available to directors and officers of Semotus, when considering our board of directors' recommendation in favor of the merger. The directors and officers of

Semotus have interests in the merger that are in addition to, or different from, their interests as Semotus stockholders. Our board of directors was aware of these conflicts of interest when it approved the merger. These interests include, among others, the payment of benefits to Mr. Anthony LaPine if his employment is terminated and the issuance of stock in Citytalk to Mr. LaPine so that post-merger, Mr. LaPine will own 5% of the combined entity. See also the section of this proxy statement entitled "The Merger -- Interests of Certain Persons in the Merger" on page 30.

IF THE MERGER DOES NOT OCCUR, THE AMERICAN STOCK EXCHANGE WILL MOST LIKELY INITIATE DELISTING PROCEEDINGS AGAINST US WHICH COULD RESULT IN THE DELISTING OF OUR STOCK FROM THE AMEX.

This merger and the combined company post-merger is a major component to our compliance plan to remedy our current AMEX listing deficiencies that unless resolved will result in the delisting of Semotus from the American Stock Exchange. If Semotus does not make progress consistent with our plan or fails to reach the initial listing standards by January 31, 2007, the AMEX will initiate delisting proceedings pursuant to Section 1009 of the AMEX Company Guide which could result in the delisting of our stock from the Amex.

THE ANNOUNCED MERGER WITH CTI MAY ADVERSELY AFFECT THE MARKET PRICE OF OUR COMMON STOCK AND OUR RESULTS OF OPERATIONS.

If the merger is not completed, the price of our common stock may decline to the extent that the current market price reflects a market assumption that the merger will be completed. In addition, in response to the announcement of the merger, our customers and strategic partners may delay or defer decisions which could have a material adverse effect on our business regardless of whether the merger is ultimately completed. Similarly, current and prospective employees of our company may experience uncertainty about their future roles with the combined company. These conditions may adversely affect employee morale and our ability to attract and retain key management, sales, marketing and technical personnel. In addition, focus on the merger and related matters has resulted in, and may continue to result in, the diversion of management attention and resources. To the extent that there is uncertainty about the closing of the merger, or if the merger does not close, our business may be harmed if customers, strategic partners or others believe that we cannot effectively compete in the marketplace without the merger or if there is customer and employee uncertainty surrounding the future direction of our company on a stand-alone basis.

BECAUSE THE MARKET PRICE OF OUR COMMON STOCK MAY FLUCTUATE, SEMOTUS STOCKHOLDERS CANNOT BE SURE OF THE VALUE OF THE SHARES TO BE ISSUED TO THE STOCKHOLDERS OF CITYTALK IN THE MERGER.

When we complete the merger, the stockholders of Citytalk will receive 418,744,000,000 shares of our common stock. This number is fixed and will not be adjusted for changes in the market price of our common stock. The merger agreement does not provide for any price-based termination right. Accordingly, the market value of the Semotus common stock that Citytalk stockholders will be entitled to receive when we complete the merger will depend on the market value of our common stock at the time that we complete the merger and could vary significantly from the market value on the date of this proxy statement or the date of the special meeting. The market value of the Semotus common stock may also fluctuate after the completion of the merger. See "Price Range of Common Stock and Dividends" on page 25.

These variations could result from changes in the business, operations or prospects of Semotus and Citytalk prior to or following the merger, regulatory considerations, general market and economic conditions and other factors both within and beyond the control of Semotus. We may complete the merger a considerable period after the date of the special meeting. As such, at the time of the special meeting, Semotus stockholders will not know with certainty the value of the common stock that will be issued upon completion of the merger.

ANY DELAY IN COMPLETING THE MERGER MAY REDUCE OR ELIMINATE THE BENEFITS
EXPECTED.

The merger is subject to a number of conditions beyond our control that may prevent, delay or otherwise materially adversely affect its completion. We cannot predict whether and when these other conditions will be satisfied. Any delay in satisfying these conditions could delay the completion of the merger for a significant period of time or prevent it from occurring. Any delay in completing the merger could cause us not to realize some or all of the synergies that we expect to achieve if the merger is successfully completed within its expected timeframe. See "The Merger Agreement--Conditions to the Closing of the Merger" beginning on page 38.

COMPLETION OF, OR THE FAILURE TO COMPLETE, THE MERGER COULD ADVERSELY AFFECT OUR STOCK PRICE AND FUTURE BUSINESS AND OPERATIONS.

The merger is subject to the satisfaction of various closing conditions, including the approval by both Semotus and Citytalk stockholders, and there can be no assurance that the merger will be successfully completed. In the event that the merger is not consummated, we will be subject to many risks. If the merger is not consummated for any reason, the market price of our common stock could decline and/or return to the market prices prior to the announcement of the merger. Our common stock is currently quoted on the American Stock Exchange
(Amex), and we anticipate that the common stock of the surviving company will be quoted on the Amex. We cannot predict how the market will react to the merger. Even the successful completion of the merger may negatively affect the stock price of our company after the merger.

RISKS RELATED TO OUR BUSINESS AND OPERATIONS FOLLOWING THE MERGER

CITYTALK HAS NO OPERATING HISTORY AND THEREFORE OUR EXPECTED PERFORMANCE MAY NOT BE INDICATIVE OF OUR FUTURE RESULTS.

Prior to the closing of the merger, Citytalk has no operating history and no revenues. Consequently, we have no operating and financial history upon which to evaluate our financial performance, business plan execution and ability to succeed in the future. Investors should consider our prospects in light of the risks, expenses and difficulties we may encounter, including those frequently encountered by new companies competing in rapidly evolving markets. If we are unable to execute our plans and grow our business, our financial results will be adversely affected.

WE MAY NOT BE SUCCESSFUL IN INCREASING OUR CUSTOMER BASE WHICH WOULD NEGATIVELY AFFECT OUR BUSINESS PLANS AND FINANCIAL OUTLOOK.

NTCH's growth has varied substantially in the past. We believe that this uneven growth generally reflects seasonal trends in customer activity, promotional activity, the competition in the wireless telecommunications market, and varying national economic conditions. Our current business plan assumes that our customer base will increase over time, providing us with increased economies of scale. If we are unable to attract and retain a growing customer base, our current business plans and financial outlook may be harmed.

OUR PRIMARY BUSINESS STRATEGY MAY NOT SUCCEED IN THE LONG-TERM.

A major element of our business strategy is to offer consumers service plans that allow unlimited calls for a flat monthly rate without entering into a fixed-term contract or passing a credit check. However, unlike national wireless carriers, we do not seek to provide ubiquitous coverage across the U.S. or all major metropolitan centers, and instead have a smaller network footprint covering only the principal population centers of our various markets. This strategy may not prove to be successful in the long-term. From time to time, we also evaluate our service offerings and the demands of our target customers and may modify, change or adjust our service offerings or offer new services. We cannot assure you that these service offerings will be successful or prove to be profitable.

IF WE ARE UNABLE TO MANAGE OUR PLANNED GROWTH, OUR OPERATIONS COULD BE ADVERSELY IMPACTED.

We expect to experience growth in a relatively short period of time and expect to continue to experience growth in the future in existing and new markets. The management of such growth will require, among other things, continued development of financial and management controls and management information systems, stringent control of costs, diligent management of network infrastructure and its growth, increased spending associated with marketing activities and acquisition of new customers, the ability to attract and retain qualified management personnel and the training of new personnel. Failure to successfully manage expected growth and development could have a material adverse effect on our business, financial condition and results of operations.

OUR INDEBTEDNESS COULD ADVERSELY AFFECT FINANCIAL HEALTH.

Upon consummation of the proposed financing transaction, we will have a significant amount of indebtedness. We also plan to raise additional funds in the future. Our substantial indebtedness could have material adverse consequences. For example, it could:

     o    make it more difficult for us to satisfy our debt obligations;

     o increase our vulnerability to general adverse economic and industry conditions;

     o impair our ability to obtain additional financing in the future for working capital needs, capital expenditures, building out our network, acquisitions and general corporate purposes;

     o require us to dedicate a substantial portion of our cash flows from operations to the payment of principal and interest on our indebtedness, thereby reducing the availability of our cash flows to fund working capital needs, capital expenditures, acquisitions and other general corporate purposes;

     o limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

     o place us at a disadvantage compared to our competitors that have less indebtedness; and

     o expose us to higher interest expense in the event of increases in interest rates.

TO SERVICE OUR INDEBTEDNESS AND FUND OUR WORKING CAPITAL AND CAPITAL EXPENDITURES, WE WILL REQUIRE A SIGNIFICANT AMOUNT OF CASH. OUR ABILITY TO GENERATE CASH DEPENDS ON MANY FACTORS BEYOND OUR CONTROL.

Our ability to make payments on our indebtedness will depend upon our future operating performance and on our ability to generate cash flow in the future, which is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. We cannot assure you that the business will generate sufficient cash flow from operations, or that future borrowings will be available to us or available in an amount sufficient to enable it to pay our indebtedness or to fund our other liquidity needs. If the cash flow from operating activities is insufficient, we may take actions, such as delaying or reducing capital expenditures (including expenditures to build out our newly acquired wireless licenses), attempting to restructure or refinance our indebtedness prior to maturity, selling assets or operations or seeking additional equity capital. Any or all of these actions may be insufficient to allow us to service our debt obligations. Further, we may be unable to take any of these actions on commercially reasonable terms, or at all.

OUR SUCCESS DEPENDS ON THE ABILITY TO ATTRACT AND RETAIN QUALIFIED MANAGEMENT AND OTHER PERSONNEL.

Our business is managed by a small number of key executive officers. The loss of one or more of these persons could disrupt our ability to react quickly to business developments and changes in market conditions, which could reduce profits. We believe that our future success will also depend in large part on our continued ability to attract and retain highly qualified executive, technical and management personnel. We believe competition for highly qualified management, technical and sales personnel is intense, and there can be no assurance that we will retain key management, technical and sales employees or that we will be successful in attracting, assimilating or retaining other highly qualified management, technical and sales personnel in the future sufficient to support our continued growth. We have occasionally experienced difficulty in recruiting qualified personnel and there can be no assurance that we will not experience such difficulties in the future. Our inability to attract or retain highly qualified executive, technical and management personnel could materially and adversely affect operations.

CERTAIN OF CITYTALK'S MANAGERS, OFFICERS AND EMPLOYEES MAY HAVE OTHER BUSINESS AND MANAGEMENT RESPONSIBILITIES WHICH MAY CAUSE CONFLICTS OF INTEREST IN THE ALLOCATION OF THEIR TIME AND SERVICES TO THE SURVIVING COMPANY.

Some of Citytalk's managers and officers may have other management responsibilities and business interests apart from Citytalk's business for an interim or extended period of time. Additionally, after the consummation of the merger, some managers, officers and individuals will become employees of Citytalk but may continue to provide services to NTCH and other companies. Accordingly, certain of Citytalk's managers, officers and employees may experience conflicts of interest in allocating their time and services between us, NTCH and its affiliates, and other businesses. Such conflicts may compromise such managers', officers' and individuals' performance and efficacy in performing the necessary tasks and functions to our business and ultimately have a material adverse effect on our business.

WE RELY ON THIRD-PARTY SUPPLIERS TO PROVIDE CUSTOMERS WITH EQUIPMENT AND SERVICES THAT ARE INTEGRAL TO OUR BUSINESS. ANY SIGNIFICANT DISRUPTION IN OUR RELATIONSHIP WITH THESE VENDORS COULD INCREASE COSTS AND AFFECT OPERATING EFFICIENCIES.

We have entered into agreements with NTCH and other third parties to provide certain products and services required for our operations, such as customer care and billing and payment processing. Sophisticated information and billing systems are vital to our ability to monitor and control costs, bill customers, process customer orders, provide customer service and achieve operating efficiencies. We currently rely on internal systems and third-party vendors to provide all of our information and processing systems. Some of our billing, customer service and management information systems have been developed by third-parties and may not perform as anticipated. If these suppliers experience interruptions or other problems delivering these products or services on a timely basis, it may cause us to have difficulty providing services to our customers and/or upgrade, maintain, or improve our networks. If alternative suppliers and vendors become necessary, we may not be able to obtain satisfactory and timely replacement supplies on economically attractive terms, or at all. Some of these agreements may be terminated upon relatively short notice. The loss, termination or expiration of these contracts or our inability to renew them or negotiate contracts with other providers at comparable rates could harm our business. Our reliance on others to provide essential services on our behalf also gives us less control over the efficiency, timeliness and quality of these services. In addition, our plans for developing and implementing our information and billing systems rely to some extent on the delivery of products and services by third-party vendors. Our right to use these systems is dependent on license agreements with third-party vendors. Since we rely on third-party vendors to provide some of these services, any switch or disruption by our vendors could be costly and affect operating efficiencies.

RISKS RELATED TO OUR PCS BUSINESS FOLLOWING THE MERGER

IF WE EXPERIENCE HIGH RATES OF CUSTOMER TURNOVER, OUR ABILITY TO REMAIN PROFITABLE WILL DECREASE.

Because we do not require customers to sign fixed-term contracts or pass a credit check, our service is available to a broader customer base than many other wireless providers and, as a result, some of our customers may be more likely to terminate service due to an inability to pay than the average industry customer, particularly during economic downturns or during periods of high gasoline prices. In addition, our rate of customer turnover may be affected by other factors, including the size of our calling areas, lack of roaming, lack of data services, our handset or service offerings, customer care concerns, number portability and other competitive factors. Our strategies to address customer turnover may not be successful. A high rate of customer turnover would reduce revenues and increase the total marketing expenditures required to attract the minimum number of replacement customers required to sustain our business plan, which, in turn, could have a material adverse effect on our business, financial condition and results of operations.

WE FACE INCREASING COMPETITION WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON DEMAND FOR OUR SERVICE.

In general, the telecommunications industry is very competitive. Some competitors have announced rate plans substantially similar to our service plans, and have also introduced products that consumers perceive to be similar to our service plans, in markets in which we offer wireless service. In addition, the competitive pressures of the wireless telecommunications market have caused other carriers to offer service plans with large bundles of minutes of use at low prices which are competing with the predictable and unlimited calling plans. Some competitors also offer pre-paid wireless plans that are being advertised heavily to demographic segments that are strongly represented in our customer base. These competitive offerings could adversely affect our ability to maintain pricing and increase or maintain market penetration. Our competitors may attract more customers because of their stronger market presence and geographic reach. Potential customers may perceive our service to be less appealing than other wireless plans, which offer more features and options. In addition, existing carriers and potential non-traditional carriers are exploring or have announced the launch of service using new technologies and/or alternative delivery plans.

In addition, some of our competitors are able to offer their customers roaming services on a nationwide basis and at lower rates. Many competitors have substantially greater financial and other resources than we have. Because of their size and bargaining power, larger competitors may be able to purchase equipment, supplies and services at lower prices and attract a larger number of dealers than we can. As consolidation in the industry creates even larger competitors, any purchasing advantages our competitors have may increase, as well as their bargaining power as wholesale providers of roaming services.

We also compete as a wireless alternative to landline service providers in the telecommunications industry. Wireline carriers are also offering unlimited national calling plans and bundled offerings that include wireless and data services. We may not be successful in the long-term, or continue to be successful, in our efforts to persuade potential customers to adopt our wireless service in addition to, or in replacement of, their current landline service.

Additionally, the FCC is pursuing policies designed to increase the number of wireless licenses available in each of our markets. For example, the FCC has adopted rules that allow the partitioning, disaggregation and leasing of PCS and other wireless licenses, and continues to allocate and auction additional spectrum that can be used for wireless services, which may increase the number of our competitors.

THE WIRELESS INDUSTRY IS EXPERIENCING RAPID TECHNOLOGICAL CHANGE, AND WE MAY LOSE CUSTOMERS IF WE FAIL TO KEEP UP WITH THESE CHANGES.

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The wireless communications industry is experiencing significant technological change, as evidenced by the ongoing improvements in the capacity and quality of digital technology, the development and commercial acceptance of wireless data services, shorter development cycles for new products and enhancements and changes in end-user requirements and preferences. In the future, competitors may seek to provide competing wireless telecommunications service through the use of developing technologies such as Wi-Fi, Wi-Max, and Voice over Internet Protocol, or VoIP. The cost of implementing or competing against future technological innovations may be prohibitive to us, and we may lose customers if we fail to keep up with these changes.

WE MAY INCUR HIGHER THAN ANTICIPATED INTERCARRIER COMPENSATION COSTS, WHICH COULD INCREASE COSTS AND REDUCE PROFIT MARGIN.

When our customers use our service to call customers of other carriers, we are required to pay the carrier that serves the called party. Similarly, when a customer of another carrier calls one of our customers, that carrier is required to pay us. While in most cases we have been successful in negotiating agreements with other carriers that limit our compensation obligations, some carriers have claimed a right to unilaterally impose unreasonably high charges on us. The wireless industry has sought clarification from the FCC as to whether federal law prohibits such unreasonable and unilaterally imposed charges. The FCC has determined that certain unilateral charges that pre-date the effective date of the order may be appropriate.

RISKS ASSOCIATED WITH WIRELESS HANDSETS COULD POSE PRODUCT LIABILITY, HEALTH AND SAFETY RISKS THAT COULD ADVERSELY AFFECT OUR BUSINESS.

We do not manufacture handsets or other equipment sold by us and generally rely on our suppliers to provide us with safe equipment. Our suppliers are required by applicable law to manufacture their handsets to meet certain governmentally imposed safety criteria. However, even if the handsets we sell meet the regulatory safety criteria, we could be held liable with the equipment manufacturers and suppliers for any harm caused by products we sell if such products are later found to have design or manufacturing defects.

Media reports have suggested that the use of wireless handsets may be linked to various health concerns, including cancer, and may interfere with various electronic medical devices, including hearing aids and pacemakers. Certain class action lawsuits have been filed in the industry claiming damages for alleged health problems arising from the use of wireless handsets. In addition, interest groups have requested that the FCC investigate claims that wireless technologies pose health concerns and cause interference with airbags, hearing aids and other medical devices. The media has also reported incidents of handset battery malfunction, including reports of batteries that have overheated. Malfunctions have caused at least one major handset manufacturer to recall certain batteries used in its handsets, including batteries.

Concerns over radio frequency emissions and defective products may discourage the use of wireless handsets, which could decrease demand for our services. In addition, if one or more of our customers were harmed by a defective product provided to us by the manufacturer and subsequently sold in connection with our services, our ability to add and maintain customers for our service could be materially adversely affected by negative public reactions.

There also are some safety risks associated with the use of wireless handsets while driving. Concerns over these safety risks and the effect of any legislation that has been and may be adopted in response to these risks could limit our ability to sell wireless service.

SYSTEM FAILURES COULD RESULT IN HIGHER CHURN, REDUCED REVENUE AND INCREASED COSTS, AND COULD HARM OUR REPUTATION.

Our technical infrastructure (including network infrastructure and ancillary functions supporting networks such as billing and customer care) is vulnerable to damage or interruption from technology failures, power loss, floods, windstorms, fires, human error, terrorism, intentional wrongdoing, or similar events. Unanticipated problems at facilities, system failures, hardware or software failures, computer viruses or hacker attacks could affect the quality of our services and cause service interruptions. If any of the above events were to occur, we could experience higher churn, reduced revenues and increased costs, any of which could harm our reputation and have a material adverse effect on our business.

WE MAY BE SUBJECT TO CLAIMS OF INFRINGEMENT REGARDING TELECOMMUNICATIONS TECHNOLOGIES THAT ARE PROTECTED BY PATENTS AND OTHER INTELLECTUAL PROPERTY RIGHTS.

Telecommunications technologies are protected by a wide array of patents and other intellectual property rights. As a result, third parties may assert infringement claims against us from time to time based on our general business

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operations or the specific operation of our wireless network. Whether or not an infringement claim was valid or successful, it could adversely affect our business by diverting management attention, involving costly and time-consuming litigation, requiring us to enter into royalty or licensing agreements (which may not be available on acceptable terms, or at all), or requiring us to redesign our business operations or systems to avoid claims of infringement.

DECLINES IN OUR OPERATING PERFORMANCE COULD ULTIMATELY RESULT IN AN IMPAIRMENT OF OUR INDEFINITE-LIVED ASSETS, INCLUDING GOODWILL, OR OUR LONG-LIVED ASSETS, INCLUDING PROPERTY AND EQUIPMENT.

We assess potential impairments to our long-lived assets, including property and equipment and certain intangible assets, when there is evidence that events or changes in circumstances indicate that the carrying value may not be recoverable. We assess potential impairments to indefinite-lived intangible assets, including goodwill and wireless licenses, annually and when there is evidence that events or changes in circumstances indicate that an impairment condition may exist. If we do not achieve our planned operating results, this may ultimately result in a non-cash impairment charge related to our long-lived and/or our indefinite-lived intangible assets. A significant impairment loss could have a material adverse effect on our operating results and on the carrying value of our goodwill or wireless licenses and/or our long-lived assets on our balance sheet.

IF WE EXPERIENCE HIGH RATES OF CREDIT CARD, SUBSCRIPTION OR DEALER FRAUD, OUR ABILITY TO BECOME PROFITABLE WILL DECREASE.

Our operating costs can increase substantially as a result of customer credit card, subscription or dealer fraud. We have implemented a number of strategies and processes to detect and prevent efforts to defraud us. However, if our strategies are not successful in detecting and controlling fraud in the future, it could have a material adverse impact on our financial condition and results of operations.

RISKS RELATED TO OUR TOWER BUSINESS FOLLOWING THE MERGER

DECREASE IN DEMAND FOR TOWER SPACE WOULD MATERIALLY AND ADVERSELY AFFECT OUR OPERATING RESULTS AND WE CANNOT CONTROL THAT DEMAND.

The demand for rental space on our towers is dependent on the demand for wireless communications and demand for tower sites from wireless communication companies. The wireless communications industry, which includes paging, cellular, PCS, fixed microwave, SMR, ESMR and other wireless services, has undergone significant growth in recent years and remains highly competitive, with service providers in a variety of technologies and two or more providers of the same service within a geographic market competing for subscribers. Each type of wireless technology currently requires ground-based facilities for transmission and reception. Accordingly, in order to meet increasing subscriber demand, wireless service providers must either construct their own tower network or lease space on existing or new communications sites. The amount of leasing activity in the wireless communications industry is dependent on a number of factors beyond our control, including demand for wireless services, the financial condition and access to capital of wireless providers, the strategy of wireless providers with respect to owning or leasing communications sites, government licensing of broadcast rights, changes in telecommunications regulations and general economic conditions. A slowdown in the growth of wireless communications in the United States would depress network expansion activities and reduce the demand for our tower sites. Finally, advances in technology could reduce the need for tower-based transmission and reception. The occurrence of any of these factors could have a material adverse effect on our financial condition and results of operations. There can be no assurance that our estimated growth rates will prove to be accurate.

OUR PARTICIPATION OR INABILITY TO PARTICIPATE IN TOWER INDUSTRY CONSOLIDATION COULD INVOLVE CERTAIN RISKS.

We compete with certain wireless service providers, site developers and other independent tower owners and operators for acquisitions of towers and expects such competition to increase. The success of our growth strategy is highly dependent on our ability to identify and complete acquisitions of towers. Increased competition may result in fewer acquisition opportunities for us as well as higher acquisition prices. No assurance can be given that we will be able to identify, finance and complete future acquisitions on acceptable terms. Further, there can be no assurance that we will be able to profitably manage and market the space on additional towers or successfully integrate acquired towers with our operations and sales and marketing effort without substantial costs or delays. Acquisitions involve a number of specific risks, including the potential loss of customers and unanticipated events or liabilities, some or all of which could have a material ad verse effect on our financial condition and results of operations.

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OUR TOWERS MAY BE DAMAGED IN NATURAL DISASTERS.

Our towers are subject to risks associated with natural disasters such as tornados, hurricanes and earthquakes. We maintain insurance to cover the cost of replacing damaged towers and general liability insurance to protect us in the event of an accident involving a tower. We maintain business interruption insurance on only a small number of our largest revenue-producing towers. Accordingly, damage to a tower or group of towers could result in a loss of revenue to us and could have a material adverse effect on our results of operations. In addition, a tower accident for which we are uninsured or underinsured could have a material adverse effect on our financial condition or results of operations.

IF OUR WIRELESS SERVICE PROVIDER CUSTOMERS CONSOLIDATE OR MERGE WITH EACH OTHER TO A SIGNIFICANT DEGREE, OUR GROWTH, REVENUE AND ABILITY TO GENERATE POSITIVE CASH FLOWS COULD BE ADVERSELY AFFECTED.

Significant consolidation among our wireless service provider customers, such as the recently completed transaction between Cingular Wireless and AT&T Wireless and the recently announced transaction between Sprint PCS and Nextel, may result in reduced capital expenditures in the aggregate because the existing networks of many wireless carriers overlap, as do their expansion plans. Similar consequences might occur if wireless service providers engage in extensive sharing, roaming or resale arrangements as an alternative to leasing our antennae space. In January 2003, the Federal Communications Commission (FCC) eliminated its spectrum cap, which prohibited wireless carriers from owning more than 45 MHz of spectrum in any given geographical area. The FCC has also eliminated the cross-interest rule for metropolitan areas, which limited an entity's ability to own interests in multiple cellular licenses in an overlapping geographical service area. Also, in May 2003, the FCC adopted new rules authorizing wireless radio services holding exclusive licenses to freely lease unused spectrum. Some wireless carriers may be encouraged to consolidate with each other as a result of these regulatory changes as a means to strengthen their financial condition. Consolidation among wireless carriers would also increase our risk that the loss of one or more of our major customers could materially decrease revenues and cash flows.

WE DEPEND ON A RELATIVELY SMALL NUMBER OF CUSTOMERS FOR MOST OF OUR REVENUE.

We derive a significant portion of revenue from a small number of customers, particularly in our site development services business. The loss of any significant customer could have a material adverse effect on our revenue. Our significant customers include: Sprint, Cingular, T-Mobile, Syringa and Verizon.

WE ARE DEPENDENT ON THE CONTINUED FINANCIAL STRENGTH OF OUR CUSTOMERS.

Due to the long-term nature of tenant leases, we, like others in the tower industry, are heavily dependent on the continued financial strength of our tenants. Many wireless service providers operate with substantial leverage. If one or more of our major customers experience financial difficulties, it could result in uncollectible accounts receivable and loss of significant customers and anticipated lease revenues.

NEW TECHNOLOGIES COULD MAKE OUR TOWER ANTENNA LEASING SERVICES LESS DESIRABLE TO POTENTIAL TENANTS AND RESULT IN DECREASING REVENUES.

The development and implementation of new technologies designed to enhance the efficiency of wireless networks could reduce the use and need for tower-based wireless services transmission and reception and have the effect of decreasing demand for antenna space. Examples of such technologies include technologies that enhance spectral capacity which can increase the capacity at existing sites and reduce the number of additional sites a given carrier needs to serve any given subscriber base. In addition, the emergence of new technologies could reduce the need for tower-based broadcast services transmission and reception. For example, the growth in delivery of video services by direct broadcast satellites could adversely affect demand for our antenna space. The development and implementation of any of these and similar technologies to any significant degree could have an adverse effect on our operations.

INCREASING COMPETITION IN THE TOWER INDUSTRY MAY CREATE PRICING PRESSURES THAT MAY ADVERSELY AFFECT US.

Our industry is highly competitive, and our customers have numerous alternatives for leasing antenna space. Some of our competitors are larger and have greater financial resources than we do, while other competitors are in weak financial condition or may have lower return on investment criteria than we do. Competitive pricing pressures for tenants on towers from these competitors could adversely affect our lease rates and services income.

In addition, if we lose customers due to pricing, we may not be able to find new customers, leading to an accompanying adverse effect on our profitability. Increasing competition could also make the acquisition of high quality tower assets more costly.

Our competition includes:

     o  national tower companies;
     o wireless carriers that own towers and lease antenna space to other carriers;
     o site development companies that purchase antenna space on existing towers for wireless carriers and manage new tower construction; and
     o alternative site structures (e.g., building rooftops, billboards and utility poles).

RISKS RELATED TO LEGAL AND REGULATORY MATTERS FOLLOWING THE MERGER

REGULATION BY GOVERNMENT AGENCIES MAY INCREASE OUR COSTS OF PROVIDING SERVICE OR REQUIRE US TO CHANGE OUR SERVICES.

The FCC regulates the licensing, construction, modification, operation, ownership, sale and interconnection of wireless communications systems, as do some state and local regulatory agencies. We cannot assure you that the FCC or any state or local agencies having jurisdiction over our business will not adopt regulations or take other enforcement or other actions that would adversely affect our business, impose new costs or require changes in current or planned operations. In particular, state regulatory agencies are increasingly focused on the quality of service and support that wireless carriers provide to their customers and several agencies have proposed or enacted new and potentially burdensome regulations in this area.

In addition, we cannot assure you that the Communications Act of 1934, as amended, or the Communications Act, from which the FCC obtains its authority, will not be further amended in a manner that could be adverse to us. The FCC recently implemented rule changes and sought comment on further rule changes focused on addressing alleged abuses of its designated entity program, which gives certain categories of small businesses preferential treatment in FCC spectrum auctions based on size. In that proceeding, the FCC has re-affirmed its goals of ensuring that only legitimate small businesses benefit from the program, and that such small businesses are not controlled or manipulated by larger wireless carriers or other investors that do not meet the small business size tests. We cannot predict the degree to which rule changes or increased regulatory scrutiny that may follow from this proceeding will affect current or future business ventures or participation in future FCC spectrum auctions.

Our operations are subject to various other regulations, including those regulations promulgated by the Federal Trade Commission, the Federal Aviation Administration, the Environmental Protection Agency, the Occupational Safety and Health Administration and state and local regulatory agencies and legislative bodies. Adverse decisions or regulations of these regulatory bodies could negatively impact our operations and costs of doing business. Because of our smaller size, governmental regulations and orders can significantly increase our costs and affect our competitive position compared to other larger telecommunications providers. We are unable to predict the scope, pace or financial impact of regulations and other policy changes that could be adopted by the various governmental entities that oversee portions of our business.

WE COULD HAVE LIABILITY UNDER ENVIRONMENTAL LAWS.

Our operations, like those of other companies engaged in similar businesses, are subject to the requirements of various federal, state and local and foreign environmental and occupational safety and health laws and regulations, including those relating to the management, use, storage, disposal, emission and remediation of, and exposure to, hazardous and non-hazardous substances, materials and wastes. As owner, lessee or operator of approximately 86 real estate sites, we may be liable for substantial costs of remediating soil and groundwater contaminated by hazardous materials, without regard to whether we, as the owner, lessee or operator, knew of or was responsible for the contamination. In addition, we cannot assure you that we are at all times in complete compliance with all environmental requirements. We may be subject to potentially significant fines or penalties if we fail to comply with any of these requirements. The current cost of complying with these laws is not material to our financial condition or results of operations. However, the requirements of these laws and regulations are complex, change frequently, and could become more stringent in the future. It is possible that these requirements will change or that liabilities will arise in the future in a manner that could have a material adverse effect on our business, financial condition and results of operations.

WE MAY BE UNABLE TO ACQUIRE ADDITIONAL SPECTRUM IN THE FUTURE AT A REASONABLE COST OR ON A TIMELY BASIS.

Because we offer unlimited calling services for a fixed fee, our customers' average minutes of use per month is substantially above the U.S. wireless customer average. We intend to meet this demand by utilizing spectrum efficient technologies. There may come a point where we need to acquire additional spectrum in order to maintain an acceptable grade of service or provide new services to meet increasing customer demands. We also intend to

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

acquire additional spectrum in order to enter new strategic markets. If such additional spectrum is not available to us at that time or at a reasonable cost, its results of operations could be adversely affected. In addition, we cannot assure you that capital to acquire additional spectrum will be available to us.

OUR WIRELESS LICENSES ARE SUBJECT TO RENEWAL AND POTENTIAL REVOCATION IN THE EVENT THAT WE VIOLATE APPLICABLE LAWS.

Our existing wireless licenses are subject to renewal upon the expiration of the 10-year period for which they are granted, commencing for some of our wireless licenses in 2006. The FCC will award a renewal expectancy to a wireless licensee that has provided substantial service during its past license term and has substantially complied with applicable FCC rules and policies and the Communications Act. The FCC has routinely renewed wireless licenses in the past. However, the Communications Act provides that licenses may be revoked for cause and license renewal applications denied if the FCC determines that a renewal would not serve the public interest. FCC rules provide that applications competing with a license renewal application may be considered in comparative hearings, and establish the qualifications for competing applications and the standards to be applied in hearings. We cannot assure you that the FCC will renew our wireless licenses upon their expiration.

WE ARE SUBJECT TO NUMEROUS SURCHARGES AND FEES FROM FEDERAL, STATE AND LOCAL GOVERNMENTS, AND THE APPLICABILITY AND AMOUNT OF THESE FEES IS SUBJECT TO GREAT UNCERTAINTY.

Telecommunications providers pay a variety of surcharges and fees on their gross revenues from interstate and intrastate services. Interstate surcharges include federal Universal Service Fund fees and common carrier regulatory fees. In addition, state regulators and local governments impose surcharges, taxes and fees on our services and the applicability of these surcharges and fees to our services is uncertain in many cases and jurisdictions may argue as to whether we have correctly assessed and remitted those monies. The division of our services between interstate services and intrastate services is a matter of interpretation and may in the future be contested by the FCC or state authorities. In addition, periodic revisions by state and federal regulators may increase the surcharges and fees we currently pay. The Federal government and many states apply transaction-based taxes to sales of our products and services and to our purchases of telecommunications services from various carriers. It is possible that our transaction based tax liabilities could change in the future. We may or may not be able to recover some or all of those taxes from our customers and the amount of taxes may deter demand for our services.

OUR COSTS COULD INCREASE AND REVENUES COULD DECREASE DUE TO PERCEIVED HEALTH RISKS FROM RADIO EMISSIONS, ESPECIALLY IF THESE PERCEIVED RISKS ARE SUBSTANTIATED.

Public perception of possible health risks associated with cellular and other wireless communications media could slow the growth of wireless companies, which could in turn slow our growth. In particular, negative public perception of, and regulations regarding, these perceived health risks could slow the market acceptance of wireless communications services and increase opposition to the development and expansion of tower sites. The potential connection between radio frequency emissions and certain negative health effects has been the subject of substantial study by the scientific community in recent years. To date, the results of these studies have been inconclusive.

If a connection between radio frequency emissions and possible negative health effects, including cancer, were established, or if the public perception that such a connection exists were to increase, our operations, costs and revenues would be materially and adversely affected.

RISKS RELATING TO OWNERSHIP OF OUR COMMON STOCK FOLLOWING THE MERGER

THE CONTINUED LISTING OF OUR COMMON STOCK ON THE AMERICAN STOCK EXCHANGE MAY BE IN JEOPARDY IF WE CANNOT REGAIN COMPLIANCE OR MEET THE INITIAL LISTING STANDARDS OF AMEX.

We have received a deficiency letter from the American Stock Exchange regarding the continued listing of our common stock, and although the Amex has accepted our compliance plan, if we cannot regain compliance by January 31, 2007 or meet the initial listing standards, the Amex will initiate delisting proceedings pursuant to Section 1009 of the Amex Company Guide. If our common stock is delisted from the American Stock Exchange, our common stock would be listed on the Over the Counter ("OTC") Bulletin Board, which could affect the market and the liquidity of our common stock.

BECAUSE OUR STOCK HAS LOW TRADING VOLUME AND THE PUBLIC TRADING PRICE OF OUR STOCK HAS BEEN VOLATILE, YOU MAY NOT BE ABLE TO RESELL YOUR STOCK AT OR ABOVE WHAT YOU PAID FOR IT.

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

The market price of our common stock has been, and following the reorganization, may continue to be, volatile, and we have, and may continue to experience low trading volumes for our common stock. In addition to general market volatility, many factors could cause the market price of our common stock to decline, including:

     o   new products or services offered by us or our competitors;
     o our failure to meet any publicly announced revenue projections or analysts' expectations of our quarterly results;
     o   actual or anticipated variations in our quarterly operating results;
     o recommendations or changes in estimates of our financial performance by securities analysts;
     o announcements of significant acquisitions, strategic partnerships or joint ventures by us or our competitors;
     o   developments or disputes concerning our proprietary rights;
     o developments in litigation or other legal proceedings to which we are a party;
     o announcements of significant capital commitments by us or our competitors;
     o sales of our common stock by our executive officers, directors or major stockholders;
     o   changes in our management;
     o   our issuances of debt or equity securities; and
     o   other events or factors, many of which are beyond our control.

Any of these events or factors could cause the market price of our common stock to decline, which could prevent you from being able to resell the shares of our common stock that you own or purchase at or above the price that you paid for them.

In addition, in recent years, the stock market in general, and the market for shares of technology stocks in particular, have experienced extreme price fluctuations, and these fluctuations have frequently been unrelated to the operating performance of the affected companies. These fluctuations could lead to a decline in the market price of our common stock. In the past, securities litigation has often been instituted against a company following periods of volatility in its stock price. This type of litigation, if filed against us, could result in substantial costs and divert management's attention and resources.

FUTURE SALES OF OUR COMMON STOCK COULD ADVERSELY AFFECT THE MARKET PRICE OF OUR COMMON STOCK.

The volume of trading in our common shares on the American Stock Exchange has not been substantial. As a result, even small dispositions of our common shares in the public market could cause the market price of our common shares to fall. The perception among investors that these sales will occur could also produce this effect.

Upon the close of the merger, Richard Sullivan, our CEO, will beneficially own 208,534,510 shares. These shares will become eligible for resale into the public market if and when a registration statement is filed and is declared effective by the Securities and Exchange Commission. Upon the close of the merger, Anthony
N. LaPine will beneficially own 72,355,504 shares of our common stock, 2,844,000 of which are eligible for resale into the public market within the restrictions imposed by Rule 144 under the Securities Act of 1933. Additionally, as part of the merger, we have agreed to file a registration statement with the Securities and Exchange Commission to qualify the resale of up to 8,557,060 shares of common stock. We are unable to predict the effect that sales of these shares may have on the then prevailing market price of our shares. It is likely that market sales of large amounts of our shares (or the potential for those sales even if they do not actually occur) will have the effect of depressing the market price of our shares.

OUR ABILITY TO ISSUE ADDITIONAL SHARES IN THE FUTURE MAY DILUTE YOUR INTEREST IN US OR OTHERWISE LIMIT YOUR VOTING OR ECONOMIC RIGHTS.

We expect to issue additional shares of our common stock in the future in order to raise funds or in connection with acquisitions or other transactions. This may cause dilution to you, and a reduction in your equity interest. Stockholders do not have any preemptive rights with regard to shares to be issued by us in the future in connection with any such additional issuances. If we sell or issue additional shares, the sale price of those shares could be higher or lower than the price per share of our stock prior to the merger. If we issue additional shares at a lower price, the value of your shares may decrease. Issuances of additional shares may also have the effect of diluting or otherwise limiting your voting or economic rights in us.

THE STOCKHOLDERS OF CITYTALK WILL EXERT SIGNIFICANT INFLUENCE OVER US AFTER THE COMPLETION OF THE MERGER. THEIR INTERESTS MAY NOT COINCIDE WITH YOURS AND THEY MAY MAKE DECISIONS WITH WHICH YOU MAY DISAGREE.

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

After the merger, current stockholders of Citytalk will together control up to 90% of our outstanding common stock. As a result, these stockholders, acting individually or together, could control substantially all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. In addition, this concentration of ownership may delay or prevent a change in control of our company after the merger and make some transactions more difficult or impossible without the support of these stockholders. The interests of these stockholders may not always coincide with our interests as a company or the interest of other stockholders. Accordingly, these stockholders could cause us to enter into transactions or agreements that you would not approve or make decisions with which you may disagree.

WE HAVE NOT PAID DIVIDENDS IN THE PAST AND DO NOT EXPECT TO PAY DIVIDENDS IN THE FUTURE, AND ANY RETURN ON YOUR INITIAL INVESTMENT IN OUR COMMON STOCK MAY BE LIMITED TO THE VALUE OF OUR STOCK.

We have never paid cash dividends on our common stock and do not anticipate paying cash dividends on our common stock after the merger or in the foreseeable future. If we do not pay dividends, our stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

WE ARE A PUBLIC COMPANY AND ARE SUBJECT TO FINANCIAL REPORTING AND OTHER REQUIREMENTS, WHICH MAY PUT A STRAIN ON OUR ACCOUNTING, INTERNAL AUDIT AND OTHER MANAGEMENT SYSTEMS AND RESOURCES.

We are subject to reporting and other obligations under the Exchange Act, which may include the requirements of Section 404 of the Sarbanes-Oxley Act beginning in 2007. Section 404 would require annual management assessment of the effectiveness of our internal controls over financial reporting and a report by our independent auditors addressing these assessments. Section 404 and all reporting and other obligations under the Exchange Act will place significant demands on our management, administrative, operational, internal audit and accounting resources.

Since Citytalk was a privately held company prior to the merger, we anticipate that we will need to upgrade the systems; implement additional financial and management controls, reporting systems and procedures; implement an internal audit function; and hire additional accounting, internal audit and finance staff in order to prepare Citytalk to comply with the financial reporting and other requirements to which we are or may become subject. If we are unable to accomplish these objectives in a timely and effective fashion, our ability to comply with our financial reporting requirements and other rules that apply to reporting companies could be impaired. Any failure to maintain effective internal controls could have a material adverse effect on our business, operating results and stock price.

                                  THE COMPANIES

SEMOTUS SOLUTIONS, INC.

     We changed our name from Datalink.net, Inc. as of January 11, 2001. We were originally named Datalink Systems Corporation, and we were formed under the laws of the State of Nevada on June 18, 1996. On June 27, 1996, we went public through an acquisition of a public corporation, Datalink Communications Corporation ("DCC"), which was previously Lord Abbott, Inc., a Colorado corporation formed in 1986. As part of the acquisition of DCC, we issued 3,293,064 shares of our $0.01 par value Common Stock to the holders of 100% of the outstanding Common Stock of DCC.

     We are a provider of enterprise application software connecting employees to critical business systems, information, and processes. We help mobile employees make better and faster decisions, increase customer satisfaction, and improve efficiencies in their business processes for shorter sales and service cycles. Our wireless software products and services include the HipLinkXS family of software, the Global Market Pro family of software and services, the PocketAdmin and PocketDBA software from Expand Beyond, and the technology and software solutions from Clickmarks. These software solutions provide immediate mobile access and control of business-critical software applications, databases, networks and servers.

     Our principal executive office is located at 718 University Ave., Suite 202, Los Gatos, CA 95032 and our telephone number is (408) 399-6120. Our common stock is traded on the American Stock Exchange under the symbol "DLK."

CITYTALK, INC.

     Citytalk is a privately held company and merger vehicle formed by Richard Sullivan, former CEO and Chairman of Applied Digital Solutions and Digital Angel Corporation, and telecom business entrepreneur Steve Keaveney. Citytalk's headquarters is located in West Palm Beach, Florida. Citytalk has entered into definitive agreements with NTCH, Inc., a U.S. regional tower and flat rate wireless provider, to acquire tower, PCS, and wireless operations in Colorado, Idaho, and Tennessee.

     NTCH, Inc. is a mobile wireless carrier established in 1999 for the purpose of acquiring and operating PCS licenses as a "small business" under the FCC's "designated entity" rules. NTCH has agreed to provide a number of services in an effort to provide for a seamless transition. As part of the merger, NTCH's management team will remain closely involved with Citytalk and has agreed to provide certain support functions. Also included in the arrangement are interconnection services, assistance with regulatory filings, billing functions, handset purchasing, and sourcing of equipment.

     Upon the close of the merger, Citytalk will be a telecommunications tower owner, operator, and provider of convenient, flat rate mobile wireless service to markets underserved by traditional wireless carriers. Citytalk will offer flat rate, prepaid plans to underserved niches, chiefly young, lower credit, and ethnic sub-populations. Subscribers pay for service in advance and are not required to enter long-term contracts. Citytalk will also have tower operations in Idaho and Colorado and wireless operations in Tennessee and Idaho. Citytalk will operate a tower infrastructure that provides service to current customers, while also generating a recurring revenue stream from long-term leases with national carriers. Citytalk will have 75 towers and approximately 20,000 total wireless subscribers spanning across eight Basic Trading Areas (BTAs).

                    PRICE RANGE OF COMMON STOCK AND DIVIDENDS

     Our common stock is traded on the American Stock Exchange under the symbol "DLK". The table below sets forth by quarter, since the beginning of our fiscal year 2005, the high and low closing per-share sale price for our common stock on the American Stock Exchange.

                                                              MARKET PRICES
                                                            -----------------

                                                            HIGH         LOW
                                                            -----       -----

     Fiscal Year 2005
        First Quarter                                       $0.31       $0.28
        Second Quarter                                      $0.24       $0.23
        Third Quarter                                       $0.68       $0.60
        Fourth Quarter                                      $0.42       $0.39
     Fiscal Year 2006
        First Quarter                                       $0.54       $0.38
        Second Quarter                                      $0.42       $0.26
        Third Quarter                                       $0.35       $0.25
        Fourth Quarter                                      $0.30       $0.20
     Fiscal Year 2007
        First Quarter                                       $ 0.24      $0.15
        Second Quarter                                      $ 0.17      $0.04
        Third Quarter                                       $ 0.30      $0.06
         --

     On November 9, 2006, the last full trading day prior to the public announcement of the signing of the merger agreement, the closing price for our common stock on the American Stock Exchange was $0.16 per share. On [ ], 2007, the most recent practicable date prior to the printing of this proxy statement, the closing price of our common stock on the American Stock Exchange was $0.__ per share.

     We have never declared or paid any dividends. Dividends are declared at the sole discretion of Semotus' board of directors. Each holder of Semotus common stock is entitled to a pro rata share of cash distributions made to stockholders, including dividend payments. The holders of Semotus common stock are entitled to receive dividends when, as and if declared by Semotus' board of directors from funds legally available therefore. Cash dividends are at the sole discretion of its board of directors. In the event of our liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of our liabilities and after provision has been made for each class of stock, if any, having any preference in relation to Semotus' common stock. Semotus and, after the merger, the surviving company intend to reinvest earnings to fund future growth. Accordingly, we do not anticipate that cash dividends will be paid on the Semotus common stock in the foreseeable future

     The market price for our common stock is subject to fluctuation and stockholders are urged to obtain current market quotations. We cannot give you any assurances as to the future price of or market for our common stock.

                               THE SPECIAL MEETING

     The enclosed proxy is solicited on behalf of the board of directors of Semotus for use at the special meeting of stockholders or at any adjournment or postponement thereof.

DATE, TIME AND PLACE

     We will hold the special meeting on [ ], 2007, at 2:00 p.m. Pacific Standard Time, at the office of Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, CA 95032.

PURPOSE OF THE SPECIAL MEETING

     At the special meeting, we will ask the stockholders of our common stock to adopt the merger proposal, approve the reverse stock split proposal, approve the charter amendment proposal and, if there are not sufficient votes in favor of the adoption of the merger proposal, the approval of the reverse stock split proposal or the approval of the charter amendment proposal, to adjourn or postpone the special meeting to a later date to solicit additional proxies in favor of adoption of the merger proposal, the reverse stock split proposal and the charter amendment proposal.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

     Only holders of record of Semotus common stock at the close of business on [ ], 2007, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting. On the record date, __________ shares of Semotus common stock were issued and outstanding and held by approximately ________ holders of record. Holders of record of Semotus common stock on the record date are entitled to one vote per share at the special meeting on the proposal to adopt the merger, the proposal to approve the reverse stock split, the proposal to approve the increase in authorized common stock, the proposal to approve the name change and the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies in favor of adoption of the merger, the reverse stock split, the increase in authorized common stock and the name change.

     A quorum of stockholders is necessary to hold a valid special meeting. Under Semotus' amended and restated bylaws, a quorum is present at the special meeting if a majority of the shares of Semotus common stock entitled to vote on the record date are present, in person or represented by proxy. In the event that a quorum is not present at the special meeting, it is expected that the special meeting will be adjourned or postponed to solicit additional proxies. For purposes of determining the presence or absence of a quorum, votes withheld, abstentions and "broker non-votes" (where a broker or nominee does not or cannot exercise discretionary authority to vote on a matter) will be counted as present.

VOTE REQUIRED

     The adoption of the merger proposal, the approval of the reverse stock split proposal, the approval of the increase in authorized common stock proposal and the approval of the name change proposal each require the affirmative vote of at least a majority of the votes cast by holders of Semotus common stock present, in person or represented by proxy and entitled to vote at the special meeting. Adoption of the merger is a condition to the closing of the merger. Adoption of the merger proposal is conditioned on the adoption of the approval of the increase in authorized common stock. Furthermore, the proposal to approve the increase in authorized common stock and the name change will not be presented to the meeting unless the merger proposal is approved. If a Semotus stockholder abstains from voting or does not vote, either in person or by proxy, it will count as a vote "AGAINST" the adoption of the merger, the approval of the reverse stock split, the approval of the increase in authorized common stock and the approval of the name change. Each "broker non-vote" will also count as a vote "AGAINST" the adoption of the merger, the approval of the reverse stock split, the approval of the increase in authorized common stock and the approval of the name change. Brokers holding stock for the accounts of their clients who have not given them specific voting instructions are not allowed to vote client proxies on the proposal to adopt the merger, approve the reverse stock split, approve the increase in authorized common stock or approve the name change.

     Approval of any proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies in favor of adoption of the merger agreement, the reverse stock split and the Amended and Restated Articles of Incorporation requires the affirmative vote of at least a majority of the votes cast by holders of Semotus common stock present, in person or represented by proxy, at the special meeting provided a quorum is present, in person or represented by proxy, at the special meeting. Abstentions and "broker non-votes" will not be counted as votes cast and will not have an effect on the outcome of this proposal.

VOTING OF PROXIES

     You may vote your shares at the special meeting by completing and returning the enclosed proxy card, or by voting in person at the special meeting. Additionally, you may be able to vote by phone or via the internet, as described below.


     Whether or not you plan to attend the special meeting, please take the time to vote. Votes may be cast:

          o    by traditional paper proxy card;
          o    by phone;
          o    via the Internet; or
          o    in person at the special meeting.

     Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

     Voting by Proxy Card. If proxies in the accompanying form are properly executed and returned, the shares of our common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of our common stock represented by the proxies will be voted (i) FOR the merger proposal; (ii) FOR the reverse stock split proposal, (iii) FOR the increase in authorized common stock proposal, (iv) FOR the name change proposal, and (v) in the discretion of the persons named in the enclosed form of proxy on any other proposals which may properly come before the special meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of Semotus, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the special meeting. The mere presence at the special meeting of the person appointing a proxy does not, however, revoke the appointment. IF YOU DECIDE TO VOTE BY PROXY, THE PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE SPECIAL MEETING TO BE HELD ON [ ], 2007.

     Voting by Phone or via the Internet. If you are a stockholder of record (that is, if your shares of our stock are registered with us in your own name), you may vote by phone, or through the Internet, by following the instructions included with the enclosed proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by phone or the Internet. If so, the voting form your nominee sent you will provide phone and Internet voting instructions. The last vote you submit chronologically (by any means) will supersede your prior vote(s). Also, if you vote by phone or the Internet, and later decide to attend the special meeting, you may cancel your previous vote and vote in person at the special meeting.

     The deadline for voting by phone or through the Internet as a stockholder of record is 11:59 p.m., EDT, on [ ], 2007. For stockholders whose shares of our common stock are registered in the name of a broker or other nominee, please consult the voting instructions provided by your broker for information about the deadline for voting by phone or through the Internet.

     Voting in Person. To vote in person, you must attend the special meeting and obtain and submit a ballot. Ballots for voting in person will be available at the special meeting. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us by the special meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares of our common stock at the special meeting in accordance with the instructions you give on the proxy card.

     Attendance at the special meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the special meeting, we encourage you to submit the proxy card in advance to ensure the representation of your shares at the special meeting.

     If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on any routine proposals.

REVOCABILITY OF PROXIES

     Any proxy you give pursuant to this solicitation may be revoked by you at any time before it is voted at the special meeting. If your shares are registered in your name, you may revoke your proxy in one of the three following ways:

     First, you can deliver a written notice to the Secretary of Semotus bearing a date later than the proxy you delivered to Semotus stating that you would like to revoke your proxy, provided the notice is received by 5:00 p.m. Pacific Standard Time on _______, 2007.

     Second, you can complete, execute and deliver to the Secretary of Semotus a new, later-dated proxy card for the same shares.

     Third, you can attend the special meeting and vote in person. Your attendance at the special meeting alone will not revoke your proxy. Any written notice of revocation or subsequent proxy should be delivered to Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, California 95032,
Attention: Secretary, or hand-delivered to Semotus' Secretary at or before the taking of the vote at the special meeting.

     If you have instructed a broker or bank to vote your shares, you must follow the directions received from your broker or bank to change your vote.

BOARD OF DIRECTORS' RECOMMENDATIONS

     At a meeting held on November 9, 2006, after careful consideration, Semotus' board of directors unanimously approved and declared advisable the merger agreement and the terms and conditions of the merger, including the Amended and Restated Articles of Incorporation, and determined that the merger agreement and the terms and conditions of the merger, including the Amended and Restated Articles of Incorporation, are fair to, advisable and in the best interests of Semotus and its stockholders. SEMOTUS' BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SEMOTUS STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE MERGER, ALSO UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE REVERSE STOCK SPLIT, ALSO UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INCREASE IN AUTHORIZED COMMON STOCK PROPOSAL AT THE SPECIAL MEETING AND ALSO UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AUTHORIZE THE NAME CHANGE, AND ALSO UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT THE SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF ADOPTION OF THE MERGER, THE REVERSE STOCK SPLIT, THE INCREASE IN AUTHORIZED COMMON STOCK AND THE NAME CHANGE.

ABSTENTIONS AND BROKER NON-VOTES

     Stockholders that abstain from voting on a particular matter and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter, but will be counted to determine whether a quorum is present at the special meeting and will be counted as voting power present at the special meeting. Abstentions and broker non-votes will have the effect of a vote "AGAINST" the proposal to adopt the merger,

"AGAINST" the proposal to approve the reverse stock split, "AGAINST" the proposal to increase the authorized common stock and "AGAINST" the name change because adoption of these proposals requires the affirmative vote of a majority of all outstanding shares of our common stock. For the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, abstentions and broker non-votes will have no effect on the outcome of the proposal.

SOLICITATION OF PROXIES

     We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Any information provided by electronic means will be consistent with the written proxy statement and proxy card. Morrow & Co., Inc., a proxy solicitation firm that we have engaged to assist us in soliciting proxies, will be paid its customary fee of approximately $4,500 plus $5 per solicited stockholder and out-of-pocket expenses. Such fee will be paid by Semotus.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

     In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. Semotus will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to stockholders who share an address, should be directed to our Secretary, Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, California 95032, or at telephone number (408) 399-6120. In addition, stockholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting Semotus at the address and phone number set forth in the prior sentence.

POSTPONEMENT OR ADJOURNMENT OF MEETING

     Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies or if a quorum is not present. Semotus' bylaws permit adjournment without notice other than an announcement of the new time and place of the re-convened special meeting as required by law by a majority vote of the shares entitled to vote at the special meeting that are present in person or represented by proxy and vote for or against the adjournment. In the event that there are insufficient shares represented in person or by proxy at the special meeting to constitute a quorum required for conduct of business at the special meeting, or to solicit additional proxies, the special meeting may be postponed or adjourned one or more times until a quorum is present or represented by proxy, or sufficient proxies have been solicited to adopt the merger agreement, the reverse stock split and the Amended and Restated Articles of Incorporation.

STOCKHOLDER LIST

     A list of Semotus stockholders entitled to vote at the special meeting will be available for examination by any Semotus stockholder at the special meeting. For a period commencing no later than two business days after mailing of this notice and ending no earlier than the date and time of the special meeting, this stockholder list will be available for inspection during ordinary business hours at Semotus' principal executive offices located at 718 University Ave., Suite 202, Los Gatos, California 95032.

                                   THE MERGER

     The following discussion summarizes the material terms of the merger. We urge you to read carefully the merger agreement, which is attached as ANNEX A to this proxy statement.

BACKGROUND TO THE MERGER

     The terms of the merger agreement are the result of arm's length negotiations between representatives of Semotus and Citytalk. The following is a brief discussion of the background of these negotiations, the merger agreement and related transactions.

     Our board of directors and senior management regularly review and assess our business strategy, the various trends and conditions impacting our business generally, and a variety of strategic alternatives as part of our long term strategy to maximize stockholder value. We began actively searching for strategic alternatives in the form of a sale, merger or acquisition after we received a deficiency letter from the American Stock Exchange (Amex) dated July 14, 2006, advising that we are not in compliance with Amex' continued listing requirements.

     In August of 2006 Bathgate Capital Partners, LLC, who has been engaged as our financial advisor since May of 2004 to assist us in seeking and evaluating various business combinations such as mergers, acquisitions or other reorganizations, introduced our chief executive officer, Anthony LaPine, to the founders of Citytalk (then referred to as Cleartalk), Richard Sullivan and Steve Keaveney, where the parties discussed their strategic objectives and business offerings. The parties agreed to consider in greater detail a possible business combination. Discussions continued telephonically regarding the feasibility of a possible business combination. Negotiations then ensued, resulting in the signing of a non-binding letter of intent in September of 2006.

     In early October of 2006, Mr. LaPine met with Mr. Sullivan in San Jose to discuss the merger in more detail. Negotiations commenced in early October and drafts of the merger agreement began to circulate by mid-October. Additionally, one of our board members, Mr. Laurence Murray, attended a conference call in October with Citytalk, in which he was presented a description of Citytalk, the proposed merger transaction and the surviving corporation post transaction.

     Following extensive discussion on November 8, 2006, Semotus' board of directors unanimously concluded that the potential benefits of the business combination outweigh the associated risks, and that the business combination is fair to, and in the best interests of, Semotus and its stockholders. The definitive agreement was signed on November 10, 2006.

REASONS FOR THE MERGER AND RECOMMENDATION OF THE SEMOTUS BOARD OF DIRECTORS

     Citytalk's business strategy is to acquire tower infrastructure and cellular operations in key markets in the continential U.S. and Semotus believes that Citytalk's experienced management team will be able to take advantage of the growth potential in the wireless space. Semotus believes that a business combination with Citytalk will provide Semotus stockholders with an opportunity to participate in a company with growth potential in the wireless industry.

     In making its recommendation, Semotus' board of directors took into account, among other things, the assets that Citytalk is acquiring and the proposed investment, which are prerequisites to closing the merger. The combination of these assets and at least $60,000,000 in capital that Citytalk has committed as a closing condition will provide value to Semotus in the form of the expectation of a profitable ongoing business with meaningful revenues and adequate operating capital. Citytalk's CEO, Mr. Sullivan's, past achievements, along with that of his management team, were also valuable considerations that post merger will provide for operational stability and the expectation of continued growth through future acquisitions, which is one of Mr. Sullivan's major strengths. Another consideration was the fact that this merger and the combined company is a major component to Semotus' compliance plan to remedy Semotus' current AMEX listing deficiencies that unless resolved will result in the delisting of Semotus from the American Stock Exchange. An additional reason includes the ongoing inability of Semotus to achieve financial stability or profitability without a major revamping of its business and a significant capital infusion.

INTERESTS OF SEMOTUS' EXECUTIVE OFFICERS AND DIRECTORS IN THE MERGER

     Mr. Anthony LaPine, CEO of Semotus, will be issued stock in Citytalk prior to the closing of the merger so that upon the close of the merger, Mr. LaPine will own 5% of the surviving corporation. Additionally, Mr. LaPine will enter into an employment agreement with the surviving corporation, which provides for certain benefits and severance payments if his employment is terminated prior to the end of a three year term, and contains other terms and conditions as set forth in his employment agreement, annexed as ANNEX D-1 to the attached proxy statement. Mrs. LaPine will also enter into an employment agreement with the surviving corporation for a one year term, annexed as ANNEX D-2 to the attached proxy statement.

FORM OF THE MERGER

     Subject to the terms and conditions of the merger agreement and in accordance with Nevada law, at the effective time of the merger, Citytalk, Inc. will merge with and into Semotus and Semotus will survive the merger. However, given the percentage of Semotus common stock to be held by the stockholders of Citytalk immediately after the merger, Semotus will be treated as undergoing an ownership change or a change of control.

MERGER CONSIDERATION

     At the effective time of the merger, each outstanding share of common stock of Citytalk (other than treasury shares, shares held by Citytalk or any direct or indirect wholly-owned subsidiary of Citytalk or Semotus and shares held by stockholders who perfect their dissenters' rights) will be converted into the right to receive a total of 418,744,000 shares of Semotus common stock. Treasury shares and shares held by Citytalk or any direct or indirect wholly-owned subsidiary of Citytalk or Semotus will be cancelled immediately prior to the effective time of the merger. As of the effective time of the merger, all shares of Citytalk common stock will no longer be outstanding and will automatically be cancelled and will cease to exist, and each holder of a certificate representing any shares of Citytalk common stock (other than stockholders of Citytalk who have perfected their dissenters' rights under Nevada law) will cease to have any rights as a stockholder, except the right to receive their pro rata portion of shares of Semotus common stock. The conversion ratio of Semotus common stock per share of Citytalk common stock was determined through arm's-length negotiations between Citytalk and Semotus.

     Additionally, as part of Citytalk's simultaneous purchase of the NTCH Assets, NTCH, Inc. will have the right to receive (i) fifty-seven million dollars ($57,000,000) in cash via wire transfer of immediately available funds;
(ii) a secured seven percent (7%) ten million dollar ($10,000,000) twelve- (12) month subordinated seller note; (iii) a secured seven percent (7%) ten million dollar ($10,000,000) twenty-four- (24) month subordinated seller note; and (iv) five million (5,000,000) shares of Semotus common stock, to be issued out of Citytalk's 418,744,000 shares, with a floor guarantee of four dollars ($4.00) per share, with certain registration rights and a post-closing purchase price adjustment calculation, as follows: In the event that the value of a share of Semotus common stock following the close of the merger is greater than or equal to four dollars and eighty cents ($4.80) for twenty (20) trading days during the first twelve (12) months after the close of the merger, Citytalk shall promptly deliver additional shares of common stock such that NTCH shall have an aggregate number of shares of common stock with an aggregate market value as of the date of payment of no less than twenty million dollars ($20,000,000). Promptly following delivery of such shares, Citytalk shall register such shares on Form S-1.

     The above discussion summarizes the material terms of the purchase price for the NTCH Assets. We urge you to read carefully the NTCH purchase agreement, which is attached as ANNEX E to this proxy statement.

EFFECTIVE TIME OF THE MERGER

     The merger will become effective upon the filing of articles of merger with the Secretary of State of the State of Nevada, or such later time as the parties agree should be specified in the articles of merger. The closing of the merger will take place at 10:00 a.m. pacific time on the business day after the satisfaction or waiver of each of the conditions to the closing set forth in the merger agreement and as described in this proxy statement, or on such other date as the parties may agree. We currently anticipate the merger to be completed by [ ], 2007.

PAST TRANSACTIONS

     Mr. Richard Sullivan, Citytalk's Chairman and CEO, has personally invested US$225,000 into Semotus. The investment was taken in the form of a promissory note (the "Convertible Promissory Note") which may be converted by Mr. Sullivan at his discretion at any time into restricted common shares of Semotus at a conversion price of ten cents ($0.10) per share, for a total of 2,250,000 shares. The unpaid principal shall accrue interest at 8% per annum and all unconverted principal and interest is due and payable on November 1, 2008. We did not incur any placement agent fees or expenses for this $225,000 investment. The issuance of the underlying shares is dependent upon the American Stock Exchange's approval. These funds are being used to increase our sales and marketing efforts and for other general working capital purposes.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following is a summary of the material U.S. federal income tax consequences of the merger to Semotus, Citytalk and to stockholders who hold their Semotus stock as a capital asset within the meaning of Section 1221 of

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the Code. This summary is based on the Code, the Treasury Regulations promulgated thereunder, published statements by the IRS and other applicable authorities in effect, as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. We have not and will not request a ruling from the Internal Revenue Service ("IRS") as to the U.S. federal income tax consequences of the merger, and the following summary is not binding on the IRS or the courts. This summary does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, partnerships and other pass-through entities, broker-dealers and tax-exempt entities. Further, it does not address the tax consequences of the merger under the alternative minimum tax provisions of the Code, state, local and foreign laws, or under U.S. federal tax law other than income tax law. This summary also assumes that the shares of common stock held immediately prior to the effective time of the merger were, and the new shares received will be, held as a "capital asset," as defined in the Code (generally, property held for investment).

     SEMOTUS STOCKHOLDERS ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING ANY APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

CONSEQUENCES TO U.S. HOLDERS OF SEMOTUS COMMON STOCK
GENERAL

     Semotus and Citytalk have structured the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes.

     For purposes of this proxy statement, a "U.S. Holder" is:

     o    a U.S. citizen or resident alien as determined under the Code;

     o a corporation or other entity taxable as a corporation under the Code, that is created or organized under the laws of the United States, any state or the District of Columbia;

     o an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     o a trust, if (i) a court within the United States is able to exercise primary supervision over its administration and at least one U.S. person is authorized to control all of its substantial decisions or
          (ii) it was in existence on August 20, 1996, it was treated as a U.S. person under the law in existence immediately before such date, and a valid election is made to continue to treat the trust as a U.S. person.

     If a partnership holds Semotus stock, the tax treatment of a partner in such partnership will generally depend on the status of the partners and the activities of the partnership. A partner in a partnership holding Semotus stock should consult its tax advisor.

     As a result of the merger constituting a reorganization within the meaning of Section 368(a) of the Code:

     o U.S. Holders of Semotus common stock will not recognize any gain or loss upon the consummation of the merger.

     o The aggregate tax basis of the Semotus common stock held by a U.S. Holder immediately after the merger o will be the same as the U.S. Holder's tax basis in the Semotus common stock immediately prior to the merger.

     o The holding period of the Semotus common stock held by a U.S. Holder after the merger will include the U.S. Holder's holding period of the Semotus common stock held prior to the merger.

     o If a U.S. Holder holds shares of Semotus common stock with differing tax bases and/or holding periods, the o preceding rules must be applied to each identifiable block of Semotus common stock held by the U.S. Holder.

EXERCISE OF DISSENTERS' RIGHTS

     A dissenting U.S. Holder of Semotus common stock who perfects appraisal rights will recognize gain or loss with respect to his or its shares of Semotus stock equal to the difference between the amount of cash received and his or its basis in such shares. Such gain or loss will generally be long term capital gain or loss, provided the shares were held for more than one year prior to the disposition of the shares. Interest, if any, awarded in an appraisal proceeding by a court will be included in such stockholder's income as ordinary income.

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

BACKUP WITHHOLDING AND INFORMATION REPORTING

     Non-corporate U.S. Holders of Semotus stock may be subject to information reporting and a backup withholding tax, currently at a rate of 28%, on any cash payments received on perfecting dissenters' rights. You can generally avoid this backup withholding by properly executing under penalties of perjury an IRS Form W-9 or substantially similar form that provides:

     o    your correct taxpayer identification number;

     o a certification, under penalties of perjury, that you are not subject to backup withholding; and

     o    you are a U.S. person (including a U.S. resident alien).

     Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against your U.S. federal income tax liability, provided you furnish the required information to the IRS.

CONSEQUENCES TO NON-U.S. HOLDERS OF SEMOTUS COMMON STOCK
GENERAL

     As used herein, a "non-U.S. Holder" is a person or holder other than a partnership or a "U.S. Holder," as defined above.

     As a result of the merger, non-U.S. Holders will not recognize gain or loss. Moreover, non-U.S. Holders of Semotus common stock generally will be treated the same as U.S. Holders upon consummation of the merger, see "--Consequences to U.S. Holders of Semotus Common Stock--General" beginning on page 31.

EXERCISE OF DISSENTERS' RIGHTS

     A non-U.S. Holder who exercises his or its dissenters' rights generally will not be subject to U.S. federal income tax or withholding tax on any gain realized on the exchange unless (i) the gain is effectively connected with the conduct by the non-U.S. Holder of a trade or business in the United States and, if an income tax treaty applies, is attributable to a permanent establishment maintained by the non-U.S. Holder in the United States or (ii) the non-U.S. Holder is an individual who is present in the United States for periods aggregating 183 or more days in the taxable year of exercising the rights and certain other conditions are met. Interest, if any, awarded in an appraisal proceeding by a court generally will be subject U.S. federal income tax laws and subject to the 30% withholding tax, unless reduced by an applicable treaty.

BACKUP WITHHOLDING AND INFORMATION REPORTING

     Following the merger, Semotus must report to the IRS and to each non-U.S. Holder any cash payments received by such non-U.S. Holder upon perfecting dissenters' rights. These information reporting requirements apply even if withholding was not required because of a treaty or Code exception. Copies of the information returns reporting those proceeds may also be made available to the tax authorities in the country in which the non-U.S. Holder is a resident under the provisions of an applicable income tax treaty or agreement. A non-U.S. Holder generally will not be subject to additional information reporting or to backup withholding at a rate of 28% with respect to any cash payments received upon perfecting dissenters' rights if, either: (i) the non-U.S. Holder certifies under penalties of perjury on IRS Form W-8BEN or a suitable substitute form that he or it is not a "U.S. person," as defined in the Code, and provides his or its name and address; or (ii) a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business and holds shares of Semotus common stock on behalf of the non-U.S. Holder certifies under penalties of perjury that such a statement has been received from the non-U.S. Holder and furnishes a copy to Semotus.

     A non-U.S. Holder may obtain a refund or a credit against such non-U.S. Holder's U.S. federal income tax liability of any amounts withheld under the backup withholding rules provided the required information is furnished to the IRS in a timely manner.

     Non-U.S. Holders should consult their own tax advisors regarding the application of the information reporting and backup withholding rules in their particular situations, the availability of an exemption therefrom, and the procedure for obtaining such an exemption, if available.

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

U.S. FEDERAL INCOME TAX CONSEQUENCES TO SEMOTUS AND CITYTALK

     Because the merger is being structured to qualify as a reorganization within the meaning of Code Section 368(a), neither Semotus nor Citytalk will recognize gain or loss as a result of the merger. However, given the percentage of Semotus common stock to be held by the stockholders of Citytalk immediately after the merger, Semotus will be treated as undergoing an ownership change, within the meaning of Code Section 382 and its ability to utilize any of its net operating losses, or NOLs, arising prior to the merger will be significantly limited under Code Section 382. NOLs of Citytalk will be inherited by Semotus as a result of the merger but will not be limited under Code Section 382 as a result of the merger. Thus, Semotus will be able to utilize any NOLs of Citytalk arising prior to the merger that have not yet been taken into account.

TAX RETURN REPORTING REQUIREMENTS

     Each of Semotus and Citytalk will be required to retain records pertaining to the merger and will be required to file with their respective U.S. federal income tax returns for the year in which the merger takes place a statement setting forth certain facts relating to the merger as provided in Treasury Regulations Section 1.368-3(a).

     THE SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND IS BASED ON THE LAW IN EFFECT ON THE DATE HEREOF. THE HOLDERS OF SEMOTUS COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS) OF THE MERGER.

REGULATORY MATTERS

     The merger and the transactions contemplated by the merger agreement are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, except for filings with the State of Nevada necessary to effectuate the merger and the adoption of the Amended and Restated Articles of Incorporation.

                   DISSENTERS' RIGHTS FOR SEMOTUS STOCKHOLDERS

     Under Chapter 92A of the Nevada Revised Statutes, or NRS, stockholders of Semotus that do not consent to the merger have the right to dissent from the merger and obtain cash payment for the "fair value" of their shares, which is defined as the value of the shares immediately before the effectuation of the merger. The text of the statute is set forth as ANNEX B of this proxy statement and Semotus will require strict compliance with all statutory procedures in order for stockholders to perfect their rights.

     The following is a brief summary of the material statutory procedures required by Chapter 92A of the NRS to be followed by a stockholder in order to dissent from the merger and perfect his or her dissenters' rights. This summary is not intended to be a complete statement of all applicable requirements and is qualified in its entirety by reference to Chapter 92A of the NRS. If you wish to consider exercising your dissenters' rights, you should carefully review the text of Chapter 92A of the NRS contained in ANNEX B because failure to timely and properly comply with the requirements of the statute may result in waiver of your dissenters' rights under Nevada law.

      If you, as a Semotus stockholder, wish to exercise your right to dissent, you must:

     o before the effective date of the merger, deliver written notice to Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, California 95032, Attention: Secretary, stating that you intend to demand payment for your shares if the merger is completed; and

     o not vote your shares in favor of the merger, either by proxy or in person.

     Failure to vote against the merger will not constitute a waiver of dissenter's rights. A vote against the merger is not deemed to satisfy the written notice requirement. If you satisfy the above conditions, Semotus will send you a written dissenter's notice within 10 days after the merger is effective. This dissenter's notice shall:

     o specify where you should send your payment demand, and when and where you must deposit your stock certificates, if any;

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

     o inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;

     o supply a form of payment demand that includes the date the merger was first announced to the news media or o the stockholders and requires that the person asserting dissenters' rights must certify whether or not he or she acquired beneficial ownership of the shares before that date;

     o set a date by when Semotus must receive the payment demand, which may not be less than 30 nor more than 60 days after the date the dissenter's notice is delivered; and

     o    provide a copy of the Nevada's dissenters' rights statute.

     After receipt of the dissenter's notice, if you still wish to exercise your dissenters' rights, you must:

     o demand payment either through the delivery of the payment demand form to be provided;

     o certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and

     o deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

     Failure to demand payment in the proper form or deposit certificates as described in the dissenter's notice will terminate your rights to receive payment for your shares pursuant to the NRS. Your rights as a stockholder will continue until those rights are cancelled or modified by the completion of the merger.

     Within 30 days after receiving your properly executed payment demand, Semotus will pay you what it determines to be the fair value of your shares, plus accrued interest computed from the effective date of the merger until the date of payment. The payment shall be accompanied by:

     o Semotus's balance sheet as of the end of a fiscal year ended not more than 16 months before the date of o payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;

     o an explanation of how Semotus estimated the fair value of the shares and how the interest was calculated;

     o information regarding your rights to challenge the estimated fair value; and

     o    a copy of Nevada's dissenters' rights statute.

     Semotus may elect to withhold payment if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If Semotus withholds payment, after the consummation of the merger, Semotus will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. This offer will contain a statement of Semotus' estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

     If you believe that the amount Semotus pays in exchange for your dissenting shares is less than the fair value of your shares or that the interest has not been correctly determined, you can demand payment of the difference between your estimate and Semotus' offer. You must make such demand within 30 days after Semotus has made or offered payment; otherwise, your right to challenge calculation of fair value terminates. If there is still disagreement about the fair market value within 60 days after Semotus receives your demand, Semotus will petition to the local district court in Nevada to determine the fair value of the shares and the accrued interest. If Semotus does not commence such legal action within the 60-day period, Semotus shall pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

     o the amount, if any, by which the court finds the fair value of their shares, plus interest, exceeds the o amount determined by Semotus to be the fair value of the shares and paid by Semotus upon receipt of the initial payment demand; or

     o the amount of the fair value, plus accrued interest, of the after-acquired shares for which Semotus elected to withhold payment.

     Semotus will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be awarded as the court considers equitable.

                              THE MERGER AGREEMENT

     The following summary describes certain material provisions of the merger agreement, as amended. This summary is not complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is attached to this proxy statement as ANNEX A and incorporated into this proxy statement by reference. We urge you to read carefully the merger agreement in its entirety because this summary may not contain all the information about the merger agreement that is important to you.

     The merger agreement has been included to provide you with information regarding its terms and conditions. It is not intended to provide any other factual information about Semotus or its business or Citytalk or its business. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, and you should read the information found elsewhere in this document and in the other public filings Semotus makes with the SEC, which are available, without charge, at http://www.sec.gov.

     The representations and warranties described below and included in the merger agreement were made by Semotus to Citytalk and by Citytalk to Semotus. These representations and warranties were made as of specific dates and are in some cases subject to important schedules, qualifications, limitations and supplemental information agreed to by Semotus and Citytalk in connection with negotiating the terms of the merger agreement. In addition, the representations and warranties may have been included in the merger agreement for the purpose of allocating risk between Semotus and Citytalk, rather than to establish matters as facts.

CLOSING AND EFFECTIVE TIME OF THE MERGER

     The closing of the merger will take place at 10:00 a.m. pacific time on the business day after the satisfaction or waiver of each of the conditions to closing set forth in the merger agreement (or as soon as practicable thereafter), or on such other date as Semotus and Citytalk may agree. The merger will become effective upon the later of the time of filing of articles of merger with the Secretary of State of the State of Nevada, or such later time as the parties agree should be specified in the articles of merger and the certificate of merger.

EXCHANGE OF SHARES; PROCEDURES FOR EXCHANGE OF CERTIFICATES

     As of the effective time of the merger, all shares of Citytalk's stock issued and outstanding immediately prior to the effective time of the merger shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Citytalk's stock shall cease to have any rights with respect thereto, except the right to receive certificates representing the applicable merger consideration to be issued in consideration therefore upon surrender of such certificates and the right of holders of dissenting shares to receive payment for their dissenting shares.

REPRESENTATIONS AND WARRANTIES

     Semotus has made a number of representations and warranties to Citytalk relating to, among other things:

     o    Organization and qualification;

     o    Authority;

     o    Capitalization;

     o    No conflicts; required consent;

     o    Validity and ownership of common stock;

     o    Subsidiaries;

     o    Absence of litigation;

     o    Compliance with applicable legal requirements;

     o    Financial statements;

     o    Liabilities;

     o    Tax returns and payments;

     o    Absence of certain changes and events;

     o    Material contracts;

     o    Real property; Leased property;

     o    Employees;

     o    Books and records;

     o    Certain interests;

     o    financial statements;

     o    Bank accounts;

     o    Changes in circumstances;

     o    Insurance; and

     o    Accuracy of information.


     Citytalk has made a number of representations and warranties to Semotus in the merger agreement relating to, among other things:

     o    Organization and qualification;

     o    Authority;

     o    Ownership and number of shares of Citytalk stock;

     o    Subsidiaries;

     o    Capitalization;

     o    No conflicts; required consents;

     o    Absence of litigation;

     o    Compliance with applicable legal requirements;

     o    Financial statements;

     o    Liabilities;

     o    Taxes;

     o    Absence of certain changes or events;

     o    Material Contracts;

     o    Assets and properties;

     o    Books and records;

     o    Certain interests;

     o    Bank Accounts;

     o    Changes in circumstances;

     o    Intellectual property;

     o    Commitments;

     o    Compliance with laws;

     o    Employees; Employee benefit plans; labor matters;

     o    Environmental matters;

     o    Insurance;

     o    Accuracy of information;

     o    Dissenter rights procedures; and

     o    Transactions with certain persons.

     The representations and warranties in the merger agreement or in any instrument delivered pursuant to the merger agreement will survive for a period of two years after the effective time of the merger, except Citytalk's representation and warranty regarding taxes and transactions with certain persons, which shall survive for the applicable statue of limitations, and Citytalk's representation and warranty regarding capitalization, which shall survive indefinitely.

CONDITIONS TO THE CLOSING OF THE MERGER

     The merger is subject to the satisfaction or waiver of various conditions, which include the following: Citytalk and Semotus are not obligated to effect the merger unless the following conditions are satisfied:

     o Citytalk's stockholder approval and Semotus' stockholder approval have been obtained;

      Semotus is not obligated to effect the merger unless the following conditions are satisfied or waived:

     o The representations and warranties of Citytalk in the merger agreement or in any exhibit attached to the merger agreement shall be true and accurate (in all material respects) at and as of closing with the same effect as if they were made at and as of closing, except as affected by the transactions contemplated hereby;

     o Citytalk shall have performed all obligations and agreements and complied with all covenants in the merger agreement or in any Transaction Document to which it is a party to be performed and complied with by it at or before closing, which includes, among other things, acquiring certain assets such as cellular towers and wireless licenses, and securing an investment of at least sixty million dollars ($60,000,000) as part of the transaction;

     o Citytalk shall have delivered to Semotus at closing, certificates representing thirty million one hundred thousand (30,100,000) shares of common stock (which is all of the outstanding shares of Citytalk);

     o Semotus shall have received a certificate executed by an executive officer of Citytalk, dated as of o closing, reasonably satisfactory in form and substance to Semotus, certifying that the conditions stated in subparagraphs (a), and (b) of this Section have been satisfied;

     o Citytalk shall have entered into employment agreements with Anthony La Pine and Pamela La Pine, attached as ANNEX D; and

     o No action by any governmental authority or other person shall have been instituted or threatened against Semotus, Citytalk or the shareholders which question the validity or legality of this merger and which, in the reasonable opinion of Semotus, makes it inadvisable to consummate such transaction;

     o Semotus shall have received evidence, in form and substance satisfactory to it, that there have been o obtained all consents, approvals, and authorizations required by the merger agreement; and

     o All actions, proceedings, instruments and documents required to carry out the transactions contemplated by the merger agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to and approved by Semotus' counsel, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

     Citytalk is not obligated to effect the merger unless the following conditions are satisfied or waived:

     o The representations and warranties of Semotus in the merger agreement or in any exhibit attached to the merger agreement shall be true and accurate in all material respects at and as of closing with the same effect as if made at and as of closing, except as affected by the transactions contemplated hereby;

     o Semotus shall have performed all obligations and agreements and complied with all covenants in this Agreement to be performed and complied with by it at or before Closing;

     o Semotus shall have delivered to Citytalk Shareholders at closing, certificates representing four hundred o eighteen million, seven hundred forty four thousand (418,744,000) shares of Semotus Common Stock issued in the name of the shareholders of Citytalk;

     o Citytalk shall have received a certificate executed by an executive officer of Semotus, dated as of o Closing, reasonably satisfactory in form and substance to Citytalk certifying that the conditions stated in subparagraphs (a) and (b) of this Section have been satisfied;

     o No Action by any governmental authority or other person shall have been instituted or threatened against Semotus, Citytalk or the shareholders which questions the validity or legality of the transactions contemplated hereby and which, in the reasonable opinion of the Citytalk, makes it inadvisable to consummate such transaction;

     o Citytalk shall have obtained evidence, in form and substance satisfactory to it, that there has been obtained all consents, approvals and authorizations required by the merger agreement;

     o Each of the directors of Semotus, with the exception of Anthony N. LaPine, shall have delivered their resignation to Citytalk effective as of the closing; and

     o All actions, proceedings, instruments and documents required to carry out the transactions contemplated by the merger agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to and approved by Citytalk's counsel, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

COVENANTS OF THE MERGER AGREEMENT

     The merger agreement contains the following significant covenants, some of which are customary for a transaction similar to the business combination:

     Except as Semotus may otherwise consent in writing, between the dates of the merger agreement and closing, Citytalk shall:

     o conclude a financing arrangement, so that an agreement to invest at least sixty million dollars ($60,000,000) into the Surviving Corporation is duly authorized, executed and delivered within ninety days after the execution of the merger agreement, and will be valid, legally binding and enforceable against the investors concurrent upon the Closing;

     o acquire the common shares and/or assets of NTCH Colorado, Inc., NTCH Idaho, Inc. and NTCH Tennessee, Inc. which assets include named towers, wireless assets and licenses (the "NTCH Assets") so that the agreement related to the acquisition of the NTCH Assets is duly authorized, executed and delivered within five days of the execution of this Agreement and will be valid, legally binding and enforceable against Citytalk concurrent upon the Closing, such that Citytalk will have good and marketable title to all the NTCH Assets, free and clear of all encumbrances;

     o conduct its business only in the usual, regular, and ordinary course and in accordance with past practices;

     o duly comply with all applicable Legal Requirements; perform all of its obligations under all Citytalk Contracts, if any, without default; and maintain its books, records, and accounts on a basis consistent with past practices;

     o give to Semotus and its counsel, accountants and other representatives reasonable access during normal business hours to the premises of Citytalk, all of the assets and properties owned or leased by Citytalk, Citytalk's books and records, and Citytalk's personnel; furnish to Semotus and such representatives the Article 3 Exhibits within three business days from the date of this Agreement, and all such additional documents (certified by an officer of Citytalk, if requested), financial information and other information as Semotus may from time to time reasonably request; and cause Citytalk's accountants to permit Semotus and its accountants to examine the records and working papers pertaining to Citytalk's Financial Statements' provided that no investigation by Citytalk or its representatives will affect or limit the scope of any of the representations and warranties of Citytalk herein or in any Exhibit or other related document;

     o use its best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained by Citytalk in order to consummate the transactions contemplated hereby and deliver to Semotus copies, satisfactory in form and substance to Semotus, of such approvals and consents;

     o promptly deliver to Semotus true and complete copies of all monthly and quarterly financial statements of Citytalk and any reports with respect to the activities of Citytalk which are prepared by or for Citytalk at any time from the date hereof until Closing; and

     o promptly notify Semotus of any circumstance, event or action, by Citytalk or otherwise: which, if known at the date of this Agreement, would have been required to be disclosed in or pursuant to this Agreement; or the existence, occurrence or taking of which would result in any of the representations and warranties of Citytalk in this Agreement or any Exhibit not being true and correct in all material respects.

Except as Citytalk may otherwise consent in writing, between the dates of the merger agreement and closing, Semotus shall:

     o conduct its business only in the usual, regular, and ordinary course and in accordance with past practices;

     o Provide any and all documentation reasonably requested in relation to the debt capital raise in Citytalk prior to closing to fund a portion of the acquisition of certain assets of NTCH, Inc;

     o duly comply with all applicable Legal Requirements; perform all of its obligations under all Semotus Contracts, if any, without default; and maintain its books, records, and accounts on a basis consistent with past practices;

     o give to Citytalk and its counsel, accountants and other representatives reasonable access during normal business hours to the premises of Semotus, all of the assets and properties owned or leased by Semotus, Semotus' books and records, and Semotus' personnel; furnish to Citytalk and such representatives the Article 3 Exhibits within three business days from the date of this Agreement, and all such additional documents (certified by an officer of Semotus, if requested), financial information and other information as Citytalk may from time to time reasonably request; and cause Semotus' accountants to permit Citytalk and its accountants to examine the records and working papers pertaining to Semotus' Financial Statements' provided that no investigation by Semotus or its representatives will affect or limit the scope of any of the representations and warranties of Semotus herein or in any Exhibit or other related document;

     o use its best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained by Semotus in order to consummate the transactions contemplated hereby and deliver to Citytalk copies, satisfactory in form and substance to Citytalk, of such approvals and consents;

     o promptly deliver to Citytalk true and complete copies of all monthly and quarterly financial statements of Semotus and any reports with respect to the activities of Semotus which are prepared by or for Citytalk at any time from the date hereof until Closing; and

     o promptly notify Citytalk of any circumstance, event or action, by Semotus or otherwise: which, if known at the date of this Agreement, would have been required to be disclosed in or pursuant to this Agreement; or the existence, occurrence or taking of which would result in any of the representations and warranties of Semotus in this Agreement or any Exhibit not being true and correct in all material respects.

CONDUCT OF BUSINESS PENDING THE MERGER

Except as Semotus may otherwise consent in writing, between the dates of the merger agreement and closing, Citytalk shall not:

     o    change the character of its business;

     o incur any liability or obligation or enter into any Contract except, in each case, in the ordinary course of business consistent with prior practices and not prohibited by any other provision hereof;

     o incur, assume or guarantee any indebtedness or liability in respect of borrowed money;

     o make any capital expenditure or commitment for capital expenditure exceeding $50,000 for a single project or $100,000 for all projects, whether or not in the ordinary course of business;

     o modify, terminate, or abrogate any Material Citytalk Contract other than in the ordinary course of business, or waive, lease, discharge, transfer or cancel any rights or claims of material value;

     o create or permit the creation or attachment of any Lien against any of the assets or properties owned or leased by it;

     o except as otherwise required by this Agreement, prepay any material liabilities or obligations;

     o issue any securities, or merge or consolidate with any other person, or acquire any of the securities, partnership or joint venture interests, or business of any other person;

     o declare, set aside or pay any dividends on, or make any other distribution with respect to, any of its capital stock, or repurchase, redeem or otherwise acquire any of its capital stock; or

     o enter into any transaction or permit the taking of any action that would result in any of the representations and warranties in this Agreement not being true and correct in all material respects at Closing.

Except as Citytalk may otherwise consent in writing, between the dates of the merger agreement and closing, Semotus shall not:

     o    change the character of its business;

     o incur any liability or obligation or enter into any Contract except, in each case, in the ordinary course of business consistent with prior practices and not prohibited by any other provision hereof;

     o incur, assume or guarantee any indebtedness or liability in respect of borrowed money, except a pending financing agreement with Silicon Valley Bank, based upon Semotus' accounts receivable;

     o make any capital expenditure or commitment for capital expenditure exceeding $5,000 for a single project or $10,000 for all projects, whether or not in the ordinary course of business;

     o modify, terminate, or abrogate any material Semotus Contract other than in the ordinary course of business, or waive, lease, discharge, transfer or cancel any rights or claims of material value;

     o create or permit the creation or attachment of any lien against any of the assets or properties owned or leased by it;

     o except as otherwise required by the merger agreement, prepay any material liabilities or obligations;

     o issue any securities, except stock options under Semotus' 2005 Stock Option Plan or shares issuable upon the exercise of existing warrants or stock options under the Company's stock option plans, or merge or consolidate with any other person, or acquire any of the securities, partnership or joint venture interests, or business of any other person;

     o declare, set aside or pay any dividends on, or make any other distribution with respect to, any of its capital stock, or repurchase, redeem or otherwise acquire any of its capital stock; or

     o enter into any transaction or permit the taking of any action that would result in any of the representations and warranties in this Agreement not being true and correct in all material respects at Closing.

TERMINATION OF THE MERGER AGREEMENT

     The merger agreement may be terminated and the transactions contemplated hereby may be abandoned:

     o at any time, by the mutual written agreement duly authorized by the Boards of Directors of Semotus and Citytalk;

     o by either Semotus or Citytalk, if the other is in material breach or default of its respective covenants, agreements or other obligations hereunder or if any of its representations and warranties herein are not true and accurate in all material respects when made or when otherwise required by the merger agreement to be true and accurate;

     o    by Semotus, if any of the conditions to its obligations set forth in
          Section 6.1 of the merger agreement o shall not have been satisfied as of closing, unless satisfaction shall have been frustrated or made impossible by an act or failure to act of Citytalk;

     o    by Citytalk, if any of the conditions to its obligations set forth in
          Section 6.2 of the merger agreement o shall not have been satisfied as of closing, unless satisfaction shall have been frustrated or made impossible by an act or failure to act of Semotus; or

     o by either Semotus or Citytalk, if the merger shall not have been consummated on or before March 31, 2007, provided that the right to terminate the merger agreement pursuant to this clause shall not be available to any party whose failure to perform any of its obligations under the merger agreement resulted in, or has been the cause of a or a substantial cause of, the failure of the merger to be consummated on or before such date, and provider further that if the merger has not been consummated on or before March 31, 2007 solely or primarily as a result of the failure of the conditions set forth in Sections 6.1(e) or 6.2(f) of the merger agreement to be satisfied or waived, any party, by written notice to each other party, may extend such date up to May 1, 2007.

INDEMNIFICATION

     Citytalk shall indemnify and save and hold harmless Semotus and each of its affiliates and subsidiaries, and their respective representatives, from and against any and all claims, actions, causes of action, demands, losses, liabilities, obligations, losses, damages, penalties and expenses of any kind or nature whatsoever with respect to or arising out of the merger agreement and regardless of whether claimed or alleged by any of the parties hereto or any third party, the transaction, the actual or proposed execution, delivery, enforcement and performance of the merger agreement or the ancillary documents, and/or otherwise arising directly or indirectly, by reason of or resulting from any breach by Citytalk of any of its representations, warranties, covenants, or agreements contained in the merger agreement or in any certificate delivered pursuant hereto, regardless of whether discovered prior to or after the closing and regardless of whether the closing occurs.

     Semotus shall indemnify and save and hold harmless Citytalk and each of its affiliates and subsidiaries, and their respective representatives, from and against any and all claims, actions, causes of action, demands, losses, liabilities, obligations, losses, damages, penalties and expenses of any kind or nature whatsoever with respect to or arising out of the merger agreement and regardless of whether claimed or alleged by any of the parties hereto or any third party, the transaction, the actual or proposed execution, delivery, enforcement and performance of the merger agreement or the ancillary documents, and/or otherwise arising directly or indirectly, by reason of or resulting from any breach by Semotus of any of its representations, warranties, covenants, or agreements contained in the merger agreement or in any certificate delivered pursuant hereto, regardless of whether discovered prior to or after the closing and regardless of whether the closing occurs.

WAIVER AND AMENDMENT OF THE MERGER AGREEMENT

     Any of the provisions of the merger agreement may be waived or modified at any time by the party entitled to the benefit thereof, upon the authority of the Board of Directors of such party; provided, however, that no waiver shall be authorized after the last vote of the stockholders if such waiver or modification shall, in the judgment of the Board of Directors, affect materially and adversely the benefits of the stockholders under the merger agreement.

                           THE NTCH PURCHASE AGREEMENT

     The following summary describes certain material provisions of the purchase agreement by and among Citytalk, Inc. and NTCH, Inc., as amended. This summary is not complete and is qualified in its entirety by reference to the complete text of the NTCH purchase agreement and amendments, which are attached to this proxy statement as ANNEX D and incorporated into this proxy statement by reference. We urge you to read carefully the purchase agreement and the amendments in its entirety because this summary may not contain all the information about the purchase agreement that is important to you.

     The representations and warranties described below and included in the purchase agreement were made by NTCH to Citytalk and by Citytalk to NTCH. These representations and warranties were made as of specific dates and are in some cases subject to important schedules, qualifications, limitations and supplemental information agreed to by NTCH and Citytalk in connection with negotiating the terms of the purchase agreement. In addition, the representations and warranties may have been included in the purchase agreement for the purpose of allocating risk between NTCH and Citytalk, rather than to establish matters as facts.

     THE PURCHASE PRICE

     The consideration for Citytalk's purchase of the NTCH Assets, NTCH, Inc. will have the right to receive:

     o fifty-seven million dollars ($57,000,000) in cash via wire transfer of immediately available funds;

     o    a secured seven percent (7%) ten million dollar ($10,000,000) twelve-
          (12) month subordinated seller note;

     o a secured seven percent (7%) ten million dollar ($10,000,000) twenty-four- (24) month subordinated seller note; and

     o five million (5,000,000) shares of Semotus common stock with a floor guarantee of four dollars ($4.00) per share, with certain registration rights and a post-closing purchase price adjustment calculation, as follows: In the event that the value of a share of Semotus common stock following the close of the merger is greater than or equal to four dollars and eighty cents ($4.80) for twenty (20) trading days during the first twelve (12) months after the close of the merger, Citytalk shall promptly deliver additional shares of common stock such that NTCH shall have an aggregate number of shares of common stock with an aggregate market value as of the date of payment of no less than twenty million dollars ($20,000,000). Promptly following delivery of such shares, Citytalk shall register such shares on Form S-1.

     CLOSING AND EFFECTIVE TIME OF THE PURCHASE

     The closing of the NTCH purchase agreement will take place at the same time as the closing of the merger, and will be effective at the same time as the merger becomes effective.

     DELIVERIES AT CLOSING BY NTCH WEST TENN. At the Closing, NTCH West Tenn shall deliver the acquired assets to Citytalk and shall deliver the following documents to Citytalk:

     o    an Assignee's Bill of Sale;

     o an Assignment, Acceptance and Assumption Agreement pursuant to which NTCH shall assign and Citytalk shall assume and agree to pay certain assumed liabilities;

     o such other documents as may be reasonably requested by Citytalk in connection with the consummation of the transactions contemplated by the purchase agreement;

     o DeFacto Spectrum Lease Agreement for Spectrum used by NTCH-West Tenn, Inc. (Spectrum Disaggregation and Assignment to occur upon completion of the stock performance criteria established);

     o Hypothecation Agreement for IAT Stock ("STOCK PLEDGE") with removal to occur upon completion of the stock performance criteria established;

     o West Tenn and Purchaser Site Lease Sample in substantially the form of Exhibit G-2 attached hereto; o Brand Name License Agreement; and

     o    Clear Talk Billing System Software License Agreement.

     DELIVERIES AT CLOSING BY CITYTALK. At the Closing, NTCH will deliver to Citytalk a certificate representing the Capital Shares, which certificate shall be registered in the name of Purchaser, against payment by the Purchaser to the Seller of the Purchase Price as allocated to the Capital Shares.

     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF NTCH. All obligations of NTCH under the purchase agreement are, at their respective option (but with no obligation), subject to fulfillment of each of the following conditions prior to or at the closing:

     o Prior to closing, Citytalk shall have entered into a management services agreement with NTCH.

     o Citytalk shall have filed a registration statement with the United States Securities and Exchange Commission ("SEC") to register the Semotus Common Shares that are part of the purchase price. Said registration statement shall have been declared effective by the SEC prior to Closing and such shares shall be freely tradable by NTCH.

     o Citytalk shall have obtained approval from NTCH of the terms of financing arrangements so that an agreement to invest at least sixty million dollars ($60,000,000) into Semotus is duly authorized, executed and delivered within thirty (30) days after the execution of this Agreement, and will be valid, legally binding and enforceable, concurrent upon the closing.

     o All representation and warranties of Citytalk made in this Agreement or in any Exhibit hereto delivered by Citytalk shall be true and correct on and as of the closing date with the same force and effect as if made on and as of that date.

     o Citytalk shall have performed and complied with all agreements and conditions required by the purchase agreement to be performed or complied with by Citytalk prior to or at the closing.

     o Citytalk shall have merged with and into Semotus, pursuant to a merger agreement containing terms and conditions acceptable to NTCH in its sole and absolute discretion, including without limitation Semotus representations and warranties, and NTCH shall be expressly identified therein as third-party beneficiaries.

     INDEMNIFICATION.

     NTCH agrees to indemnify, defend and hold harmless Citytalk against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and reasonable attorney's fees, incurred by Citytalk arising, resulting from or relating to any breach of, or failure by NTCH to perform any of its representations, warranties, covenants or agreements in this Agreement or in any Exhibit or other document furnished or to be furnished by NTCH under the purchase agreement.

     Citytalk agrees to indemnify, defend and hold harmless NTCH against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and reasonable attorney's fees, incurred by NTCH arising, resulting from, or relating to any breach of, or failure by, Citytalk or Semotus to perform, any of its representations, warranties, covenants or agreements in the purchase agreement, the merger agreement, or in any Exhibit or other document furnished or to be furnished by Citytalk under the purchase agreement or the merger agreement, or by reason of any act or omission of Citytalk or any of its successors or assigns after the closing that constitutes a breach or default under, or a failure to perform, any obligation, duty, or liability of NTCH under, any contract, lease, license or other agreement to which it is a party or by which it is bound at the closing, but only to the extent to which Citytalk expressly assumes these obligations, duties and liabilities under this Agreement.

     Notwithstanding anything to the contrary set forth in the purchase agreement, the indemnification obligations of NTCH (1) shall be satisfied at NTCH's option by either (i) the delivery of Semotus common stock equal in value to the indemnification obligation based on the trading value on the date of such delivery, or (ii) by the application of the set-off provisions of the NTCH promissory notes in accordance with the terms and conditions of the purchase agreement and the NTCH promissory notes, until such time as all amounts that remain due and owing under the NTCH promissory notes have been reduced to zero dollars ($0.00) or the NTCH promissory notes are otherwise terminated, whichever occurs first, by the NTCH, but shall under all circumstances be subject to any applicable limitations and caps set forth in this section, and (2) shall be limited to an aggregate amount of FIVE MILLION SEVEN HUNDRED THOUSAND AND 00/100 DOLLARS ($5,700,000) (the "CAP") (the Cap shall apply whether such obligations are satisfied through the application of the set-off provisions set forth in the NTCH promisory notes or otherwise) and no person shall be entitled to recovery for losses pursuant to such sections until the total amount of losses exceeds FIVE HUNDRED SEVENTY THOUSAND AND 00/100 DOLLARS ($570,000) (the "BASKET AMOUNT"); provided, that to the extent the amount of losses exceeds the Basket Amount, the indemnified party shall only be entitled to recover losses in excess of the Basket Amount.

                                 OTHER PROPOSALS
                                   PROPOSAL 2:
                        THE REVERSE STOCK SPLIT PROPOSAL

INTRODUCTION

     We propose to amend our Amended Articles of Incorporation (the "Amendment") to effect a reverse stock split, in a ratio ranging from one-for-ten to one-for-thirty, of all outstanding and authorized shares of our common stock. The Board of Directors reserves the right, notwithstanding stockholder approval, and without further action by the stockholders, to abandon or to delay the reverse stock split, if at any time prior to the filing of the amendment it determines, in its sole discretion, that the reverse stock split would not be in the best interests of our stockholders.

     The text that will be included in the Articles of Amendment to effect the reverse stock split in a ratio ranging from one-for-ten to one-for-thirty is as follows:

          "As of the beginning of the first business day (the "Effective Date") after the filing of this Amendment every [insert number ranging from ten to thirty] issued and outstanding and authorized shares of the Corporation's Common Stock automatically shall be combined and reconstituted into one share of Common Stock, par value $0.01 per share, of the Corporation, thereby giving effect to a one-for-[insert number ranging from ten to thirty] reverse stock split without further action of any kind (the "Reverse Stock Split"). Each holder of a certificate or certificates that immediately prior to the Effective Date represented outstanding shares of Common Stock shall be entitled to receive, upon surrender of such certificates to the Corporation for cancellation, a certificate or certificates representing the number of whole shares (rounded down to the nearest whole shares) of Common Stock held by such holder on the Effective Date after giving effect to the Reverse Stock Split. No fractional shares of Common Stock shall be issued in the Reverse Stock Split; instead, stockholders who would otherwise be entitled to fractional shares will receive a cash payment in lieu of such fraction based upon the reported closing price of the Corporation's Common Stock on the trading date immediately before the Effective Date. No other exchange, reclassification or cancellation of issued shares shall be effected by this Amendment."

     Upon this Amendment becoming effective, and if Proposal 3 regarding an increase in the number of authorized shares of common stock is not approved by the stockholders, the number of authorized shares of common stock would decrease from the current 150,000,000 shares to between 15,000,000 and 5,000,000 shares of common stock, depending on the reverse stock split ratio implemented. If both this amendment and Proposal 3 become effective, the number of authorized shares of common stock would be between 150,000,000 and 50,000,000 shares of common stock. If this Amendment does not become effective and if Proposal 3 does, then we would have 1,500,000,000 shares of authorized common stock. See the discussion under "Proposal 3: To Approve an Increase the Number of Authorized Shares from 150,000,000 to 1,500,000,000 Shares, on a Pre-Split Basis" below.

     EXAMPLES. As of the Effective Date of the reverse stock split, all stockholders will own a proportionally reduced number of shares of common stock, excluding any fractional shares cancelled in exchange for cash. For example, if a stockholder owned 1,500 shares of common stock immediately prior to the effective date, then the stockholder would own 50 shares of common stock as of the Effective Date if a one-for-thirty reverse stock split became effective and 150 shares of common stock as of the Effective Date if a one-for-ten reverse stock split became effective, which reflects the same proportional ownership interest in our shares of common stock because all stockholders would have the same reduction. As a further example, if a person held a stock option or warrant for 1,500 shares with an exercise price of $0.15 per share immediately prior to the effective date, the person would hold an option or warrant for 50 shares with an exercise price of $4.50 per share as of the Effective Date in the case of a one-for-thirty reverse stock split, and 150 shares with an exercise price of $1.50 per share as of the Effective Date in the case of a one-for-ten reverse stock split; in each case, however, the holder of the option or warrant must spend $225.00 to exercise the option or warrant in full. See "Principal Effects of a Reverse Stock Split -- Common Stock" below. As discussed below under "Reasons For a Reverse Stock Split," we expect the per share market price for our common stock to increase in approximate proportion to the reverse split, although there can be no assurance that it would do so.

REASONS FOR A REVERSE STOCK SPLIT

    As of March 7, 2006, our total market value was approximately $4.5 million and we had 35,570,599 shares of common stock issued and outstanding. On such date, the closing price for our common stock on Amex was $0.13 per share. In a letter to us dated July 14, 2006, the American Stock Exchange (Amex) determined that it will require us to effect a reverse stock split of our common stock at the close of the merger to address our low selling price and to meet the Amex listing standards. We also believe that a reverse stock split may be desirable because the increased market price of our common stock expected as a result of implementing a reverse stock split should encourage investor interest and trading in our common stock and improve the marketability and liquidity of our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We recognize that the liquidity of our common stock may be adversely affected by a reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split. However, we believe that there will be sufficient post-split shares to provide adequate liquidity for our stockholders. The Board of Directors believes that the anticipated higher market price may reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

     The proposed reverse stock split is not a first step in a "going-private" transaction. At the present time, we have no intention of effecting such a transaction.

CERTAIN RISK FACTORS ASSOCIATED WITH THE REVERSE STOCK SPLIT

     We cannot predict whether a reverse stock split would achieve the desired results. The price per share of our common stock is also a function of our financial performance and other factors, some of which may be unrelated to the number of shares outstanding. Accordingly, there can be no assurance that the total market capitalization of Semotus common stock (the aggregate value of all Semotus common stock at the then market price) after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of Semotus common stock following the reverse stock split will either equal or exceed the current per share market price.

     There can be no assurance that the price per new share of Semotus common stock after the reverse stock split will increase in proportion to the reduction in the number of old shares of Semotus common stock outstanding before the reverse stock split, or would increase at all, or that any increase can be sustained for a prolonged period of time. Accordingly, the total market capitalization of Semotus common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the price of Semotus common stock following the reverse stock split may not exceed or remain higher than the price prior to the proposed reverse stock split.

PRINCIPAL EFFECTS OF A REVERSE STOCK SPLIT

     COMMON STOCK

     Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act. If any proposed reverse stock split is implemented, our common stock will continue to be reported on the American Stock Exchange under the symbol "DLK," but all open orders as of the effective date would be canceled by the American Stock Exchange.

      After the effective date of a reverse stock split, each stockholder will own a proportionally reduced number of shares of our common stock, as set forth in the examples above. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in us, except to the extent that a reverse stock split results in any of our stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by a reverse stock split other than as a result of the payment of cash in lieu of fractional shares. For example, stockholders are not currently entitled to cumulative voting rights and will not be entitled to such rights following the reverse stock split. Further, the number of stockholders of record will not be affected by a reverse stock split except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after a reverse stock split, as discussed below.

     A reverse stock split will result in some stockholders -- those currently owning fewer than 1,000 shares, depending on the reverse stock split ratio implemented -- owning "odd-lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions on "round-lots" of even multiples of 100 shares.

     The proposed reverse stock split would change the number of authorized shares of common stock, as designated by our Amended Articles of Incorporation, from 150,000,000 shares to between 15,000,000 and 5,000,000 shares. However, if Proposal 3 also is approved, then after giving effect to the reverse stock split the number of authorized shares of common stock would be between 150,000,000 and 500,000,000 shares, depending on the reverse stock split ratio implemented.

     For illustrative purposes, the following table, which is based on 35,570,599 shares of common stock outstanding and 45,825,422 shares of common stock outstanding and reserved for issuance as of December 31, 2006, approximates the effect on our common stock of the proposed one-for-ten to one-for-thirty reverse stock split, and taking into consideration whether Proposal 3 to increase the authorized number of shares of common stock is or is not approved by the stockholders.

---------------------------------------------------------------------------------------------------------------
                                     PRIOR TO REVERSE STOCK SPLIT               AFTER REVERSE STOCK SPLIT
------------------------- ------------------------------------------------ ------------------------------------
                             CURRENT     IF PROPOSAL 3 IS   IF PROPOSAL 3   IF PROPOSAL 3 IS    IF PROPOSAL 3
                                           NOT APPROVED      IS APPROVED    NOT APPROVED (1)   IS APPROVED (1)
------------------------- ------------- ------------------ --------------- ------------------ -----------------
Authorized Common Stock    150,000,000      150,000,000     1,500,000,000     15,000,000 -      150,000,000 -
                                                                                 5,000,000         50,000,000
------------------------- ------------- ------------------ --------------- ------------------ -----------------
Issued and Outstanding      35,570,599       35,570,599        35,570,599      3,557,060 -        3,557,060 -
                                                                                 1,185,687          1,185,687
------------------------- ------------- ------------------ --------------- ------------------ -----------------
Issued, Outstanding and     45,825,422       45,825,422        45,825,422      4,582,542 -        4,582,542 -
Reserved for Issuance                                                            1,527,514          1,527,514
---------------------------------------------------------------------------------------------------------------

 (1) Does not reflect the cancellation of fractional shares and payment in cash in lieu thereof.

     OPTIONS, WARRANTS, CONVERTIBLE NOTES AND OTHER SECURITIES

     In addition, all outstanding options, warrants, convertible notes and other securities entitling their holders to purchase shares of our common stock would be adjusted as a result of any reverse stock split, as required by the terms of these securities. In particular, the exchange ratio for each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the one-for-two to one-for-ten ratio of the reverse stock split, as set forth in the above example. Also, the number of shares reserved for issuance under the existing employee stock option plans, warrant and convertible notes would be reduced proportionally based on the one-for-two to one-for-ten ratio of the reverse stock split.

     FRACTIONAL SHARES

     No fractional shares of common stock will be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the one-for-ten to one-for-thirty ratio, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of our common stock on the trading date immediately preceding the effective date of the reverse stock split as reported on Amex by (ii) the number of shares of our common stock held by such stockholder that would otherwise have been exchanged for such fractional share interest.

IMPLEMENTATION AND EXCHANGE OF STOCK CERTIFICATES

     If our stockholders approve the proposal and our Board of Directors decides to effectuate a reverse stock split, we will file an amendment to our Amended Articles of Incorporation with the Secretary of State of Nevada. The reverse stock split will become effective at the time specified in the amendment -- the next business day after the filing of the amendment -- which we refer to as the Effective Date.

     As of the Effective Date of the reverse stock split, each certificate representing shares of our common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by us after the Effective Date until they surrender their old stock certificates for exchange. All shares underlying options, warrants, convertible notes and other securities would also be automatically adjusted on the Effective Date.

     Our transfer agent, Computershare Trust Company, Inc., would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the Effective Date, stockholders and holders of securities convertible into or exercisable for our common stock would be notified of the effectiveness of the reverse stock split. Stockholders of record would receive a letter of transmittal requesting them to surrender their old stock certificates for new stock certificates, which will bear a different CUSIP number, reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further action to effect the exchange of their shares. No new certificates would be issued to a stockholder until such stockholder has surrendered any outstanding certificates together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the ratio of the reverse stock split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of material United States federal income tax consequences of a reverse stock split. It does not address any state, local or foreign income or other tax consequences. It applies to you only if you held shares of pre-reverse stock split common stock and shares of post-reverse stock split common stock as capital assets for tax purposes. This section does not apply to you if you are a member of a class of holders subject to special rules, such as (i) a dealer in securities or currencies, (ii) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (iii) a bank, (iv) a life insurance company, (v) a tax-exempt organization, (vi) a person who owns shares of common stock that are a hedge or that are hedged against interest rate risks, (vii) a person who owns shares of common stock as part of a straddle or conversion transaction for tax purposes,
(viii) a foreign person, or (ix) a person whose functional currency for tax purposes is not the U.S. dollar. This section is based on the Internal Revenue Code of 1986, as amended, its legislative history, existing and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as currently in effect, all of which are subject to change, possibly on a retroactive basis.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF A REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

     TAX CONSEQUENCES TO COMMON STOCKHOLDERS

     This discussion applies only to United States holders. A United States holder, as used herein, is a stockholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust.

     Other than with respect to any cash payments received in lieu of fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to a reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a new share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefor. In general, stockholders who receive cash in exchange for their fractional share interests in the post-reverse stock split shares as a result of a reverse stock split will be deemed for federal income tax purposes to have first received the fractional share interests and then to have had those fractional share interests redeemed for cash. The stockholder's holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

     The receipt of cash instead of a fractional share of our common stock by a United States holder of our common stock will generally result in a taxable gain or loss equal to the difference between the amount of cash received and the holder's adjusted federal income tax basis in the fractional share. Gain or loss generally will be a capital gain or loss. Capital gain of a non-corporate United States holder, upon disposition of property held for more than one year generally is taxed at a maximum rate of 15%. Deductibility of capital loss is subject to limitations.

     A non-corporate stockholder that receives cash in lieu of a fractional share may be subject to backup withholding at 28% unless the stockholder provides its taxpayer identification number ("TIN") and certifies that the TIN is correct, or certifies that it is awaiting a TIN, unless an exemption applies. Backup withholding is not an additional tax. The amount of backup withholding can be credited against the United States federal income tax liability of the person subject to backup withholding, including for purposes of obtaining a refund, provided that the required information is provided to the Internal Revenue Service.

     TAX CONSEQUENCES TO THE COMPANY

     We should not recognize any gain or loss as a result of the proposed reverse stock split.

ACCOUNTING CONSEQUENCES

     The par value per share of our common stock would remain unchanged at $0.01 per share after any reverse stock split. As a result, on the Effective Date of a reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the ratio of the reverse stock split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The net income or loss per share of common stock and net book value will be increased because there will be fewer shares of the common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of a reverse stock split.

DISSENTERS' RIGHTS

     Chapter 92A.300 - 92A.500, inclusive, of the Nevada Revised Statutes provides for dissenters' rights for any amendment to the articles of incorporation that reduces the total number of shares owned by the stockholder to a fraction of a share, if the fractional share created by the amendment is to be acquired by us for cash. These provisions only apply to holders who, before the reverse split becomes effective, hold 1% or more of the outstanding shares of the affected class or series, and, who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all their outstanding shares. In our case, these provisions only apply to holders of approximately 355,705 or more shares pre-reverse split, and who end up with odd lots of between 1 and 9 shares, depending on the reverse split ratio implemented, or fewer shares of our common stock.

     Any such stockholder who otherwise would have been entitled to receive only a fractional share in the reverse stock split may be entitled to a judicial appraisal of the fair value of his or her fractional share. Merely voting against the reverse stock split is not sufficient to preserve a stockholder's dissenters' rights. In order to be entitled to appraisal rights under Chapter 92A, a stockholder must:

     o be within the class of stockholders who may be entitled to appraisal rights (i.e., those stockholders who would have been entitled to receive only a fractional share as they own fewer than ten to twenty shares of our common stock);

     o deliver to us, before the vote on the reverse stock split is taken, notice of the stockholder's intention to demand appraisal of his or her fractional share if the reverse stock split is effected; and

     o not vote in favor of the reverse stock split (a stockholder does not have to vote against the reverse stock split to preserve dissenters' rights).

     A stockholder's failure to vote in favor of the proposed reverse stock split will not be sufficient to satisfy the notice requirements of the statute; the stockholder must also deliver the required notice before the vote occurs.

     The foregoing summary of Chapter 92A of the Nevada Revised Statutes does not purport to be complete and is qualified in its entirety by reference to the full text of Chapter 92A.300 - 92A.500, which is set forth as Appendix A attached to this proxy statement. Stockholders who wish to exercise their statutory right of appraisal are urged to consult legal counsel for assistance in exercising their rights. Any stockholder entitled to appraisal rights who fails to comply completely and on a timely basis with all requirements of Chapter 92A for perfecting appraisal rights will lose those rights.


   THE BOARD OF DIRECTORS OF SEMOTUS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL TO EFFECT A REVERSE STOCK SPLIT IN A RATIO RANGING FROM
                         ONE-FOR-TEN TO ONE-FOR-THIRTY.

     We reserve the right to abandon the reverse stock split without further action by the stockholders at any time before its effectiveness, even if the authority to effect a reverse stock split has been approved by the stockholders at the special meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the board of directors to determine not to proceed with, and abandon, a reverse stock split if it should so decide.

              PROPOSAL 3: INCREASE AUTHORIZED COMMON STOCK PROPOSAL

     The merger requires Semotus to increase the total number of shares of Semotus' authorized common stock from 150,000,000 to 1,500,000,000.

     At the special meeting, stockholders will be asked to approve the increase in total authorized common stock to 1,500,000,000. If approved by the stockholders, the Amended and Restated Articles of Incorporation will be filed with the Secretary of State of the State of Nevada as soon as possible following the consummation of the proposed merger. In the event that the merger is not approved, the proposed Amended and Restated Articles of Incorporation will not be filed and will not become effective.

As amended, Article IV of our Amended Articles of Incorporation would read as set forth below:

     "Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is: One Billion, Five Hundred Million (1,500,000,000) shares of $0.01 par value each, which shares shall be designated "Common Stock"; and Five Million (5,000,000) shares of $0.001 par value each, which shares shall be designated "Preferred Stock", and which may be issued in one or more series at the discretion of the Board of Directors. The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the power, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Business Corporation Act."

     If both Proposal 2 regarding the one-for-ten to one-for-thirty reverse stock split and Proposal 3 become effective, then as amended, Article IV of our Restated Articles of Incorporation would read as set forth below:

     "Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is: [insert number from one hundred fifty million to seven hundred fifty million (150,000,000 to 50,000,000)] shares of $0.01 par value each, which shares shall be designated "Common Stock"; and Five Million (5,000,000) shares of $0.001 par value each, which shares shall be designated "Preferred Stock", and which may be issued in one or more series at the discretion of the Board of Directors. The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the power, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Business Corporation Act."

     As of December 1, 2006, we had no shares of preferred stock issued and outstanding, and 35,570,599 shares of common stock issued and outstanding and had reserved approximately 10,254,823 shares of common stock for issuance under existing warrants and stock options.

     Our authorized preferred stock of 5,000,000 shares would not be changed by this proposed amendment. Our preferred stock is undesignated. The Board of Directors, without stockholder approval, may issue the preferred stock with voting and conversion rights that could materially and adversely affect the voting power of the holders of common stock, and could also decrease the amount of earnings and assets available for distribution to the holders of common stock.

     The rights of additional authorized shares of common stock would be identical to shares now authorized.

     The authorization of common stock will not, in itself, have any effect on your rights as a stockholder. If the Board were to issue additional shares of common stock for other than a stock split or dividend, however, it could have a dilutive effect on our earnings per share and on your voting power in Semotus, perhaps significantly.

     We believe that the proposed increase in the number of authorized shares of common stock is in the best interests of our stockholders. It is important for the Board to have the flexibility to act promptly to meet future business needs as they arise. We require sufficient shares, on a readily available basis, to maintain our financing and capital raising flexibility, fund acquisitions and mergers, enable the use of employee benefit plans such as the 2005 Stock Option Plan, provide for potential stock splits and dividends and for other proper business purposes. Having a limited number of shares available severely limits our flexibility and hinders our ability to raise capital, move quickly with respect to acquisition opportunities and attract and retain employees.

     By having additional shares readily available for issuance, we will be able to act expeditiously without spending the time and incurring the expense of soliciting proxies and holding special meetings of stockholders. We have no present plans, agreements, commitments or understandings for the issuance or use of these proposed additional shares of common stock.

     The Board may issue additional shares of common stock without action on your part only if the action is permissible under Nevada corporate law and the rules of Amex, on which our common stock is listed. For example, approval by the stockholders would be required by Amex rules if the issuance of shares of common stock, or securities convertible into common stock, such as the preferred stock, would result in a change of control of the Company. Amex also requires stockholder approval before the issuance of shares in private transactions equal to 20% or more of the common stock or voting power outstanding before the issuance for less than the greater of the book value or market value of the common stock and before the issuance of shares in an acquisition equal to 20% or more of the common stock or voting power outstanding before the acquisition. Exceptions to these rules may be made upon application to Amex.

     The future issuance of additional shares of common stock also could be used to block an unsolicited acquisition through the issuance of large blocks of stock to persons or entities considered by our officers and directors to be opposed to such acquisition, which might be deemed to have an anti-takeover effect (i.e., might impede the completion of a merger, tender offer or other takeover attempt). Our management and Board could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of our independent stockholders. In fact, the mere existence of such a block of authorized but unissued shares, and the Board's ability to issue such shares without stockholder approval, might deter a bidder from seeking to acquire our shares on an unfriendly basis. We have other provisions in our Amended Articles of Incorporation, Bylaws and credit agreements that could make it more difficult for a third party to acquire us. For example, our Amended Articles of Incorporation and Bylaws provide limitations on removing a director, the ability of the Board to issue preferred stock with such voting, dividend, liquidation and other terms as the Board determines, no cumulative voting for directors, special voting requirements for certain mergers and other business combinations and special procedures for calling special meetings of the stockholders, proposing matters for stockholder approval and nominating directors.

     While the authorization of additional shares of common stock alone or together with the preceding provisions may have an anti-takeover effect, the Board does not intend or view the proposed increase in authorized common stock as an anti-takeover measure, nor are we aware of any proposed transactions of this type. We have no present plans or proposals to adopt any other provisions or enter into any other arrangements that may have material anti-takeover consequences.

   THE BOARD OF DIRECTORS OF SEMOTUS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
      VOTE "FOR" THE APPROVAL OF THE INCREASE IN AUTHORIZED COMMON STOCK.

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

     If approved by the stockholders, the proposed amendment will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of Nevada in connection with the filing of articles of merger with the Secretary of State of Nevada at the effective time of the merger. At any time before the effective date of the amendment, even after approval of the amendment by stockholders, Semotus' board of directors may abandon the proposed amendment without further action by the stockholders.

     THE MERGER CANNOT BE COMPLETED IF THE APPROVAL OF THE MERGER IS NOT OBTAINED. IN ADDITION, THE MERGER WILL NOT BE COMPLETED IF THE APPROVAL OF THE INCREASE IN AUTHORIZED COMMON STOCK IS NOT OBTAINED, AND THE PARTIES TO THE MERGER AGREEMENT DO NOT AMEND THE MERGER AGREEMENT TO ELIMINATE THIS REQUIREMENT. THEREFORE, IF YOU WISH TO APPROVE THE MERGER, YOU SHOULD APPROVE THE INCREASE IN AUTHORIZED COMMON STOCK.

                        PROPOSAL #4: NAME CHANGE PROPOSAL


     Semotus is proposing to change its corporate name from "Semotus Solutions, Inc." to "Citytalk, Inc." upon completion of the merger. In the judgment of our board of directors, the change of our corporate name is desirable to reflect our merger with Citytalk. Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the name change is adopted. If the merger proposal is not adopted, the name change proposal will not be presented at the special meeting.

     The adoption of the name change proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Semotus common stock on the record date.

     If approved by the stockholders, an Amended and Restated Articles of Incorporation will be filed with the Secretary of State of the State of Nevada as soon as possible following the consummation of the proposed merger.


          THE BOARD OF DIRECTORS OF SEMOTUS UNANIMOUSLY RECOMMENDS THAT
            STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE NAME CHANGE.

                      OTHER INFORMATION RELATED TO SEMOTUS

SEMOTUS' BACKGROUND

      We were originally named Datalink Systems Corporation. We were formed under the laws of the State of Nevada on June 18, 1996. On June 27, 1996, we went public through an acquisition of a public corporation, Datalink Communications Corporation ("DCC"), which was previously Lord Abbott, Inc., a Colorado corporation formed in 1986. In August 1999 we changed our name to Datalink.net, Inc. and then changed our name to Semotus Solutions, Inc. as of January 11, 2001.

SEMOTUS' BUSINESS

     THE INFORMATION DESCRIBED IN THIS SECTION, "OTHER INFORMATION RELATED TO SEMOTUS," APPLIES ONLY TO SEMOTUS' ACTIVITIES PRIOR TO THE CONSUMMATION OF THE MERGER WITH CITYTALK. IN THE EVENT THAT THE MERGER IS CONSUMMATED, SEMOTUS ANTICIPATES THAT IT WILL CONTINUE TO ENGAGE IN THE BUSINESS DESCRIBED BELOW AS A BUSINESS UNIT OF THE SURVIVING COMBINED ENTITY.

     We are a provider of software for wireless enterprise applications. Our software connects employees wirelessly to critical business systems, information and processes. We help mobile employees make better and faster decisions, increase customer satisfaction, and improve efficiencies in their business processes for shorter sales and service cycles. Our wireless software products and services include the HipLinkXS family of software, the Global Market Pro family of software and services, the PocketAdmin and PocketDBA software from Expand Beyond, and Clickmarks' technology and software solutions. Our software provides mobility and convenience, increases efficiency, and improves profitability.

TARGET MARKETS

While our technology can drive efficiencies in virtually any enterprise, we have chosen to focus in a manageable number of target markets, which we believe project the greatest amount of growth potential and the strongest need for mobile and wireless solutions. This is summarized in the following chart:

--------------------- ----------------------------------------------------------
       MARKET                              MARKET NEEDS
--------------------- ----------------------------------------------------------
Healthcare            Highly reliable wireless alerts to defined groups of
                      people with disparate handheld devices.
--------------------- ----------------------------------------------------------
Legal                 Building web portals to deliver personalized content and
                      applications to remote attorneys and clients.
--------------------- ----------------------------------------------------------
Government            Offering citizens web-based access to internal data and
                      applications on legacy systems.
--------------------- ----------------------------------------------------------
Retail                Wireless messaging to create greater intimacy with
                      customers and ensure just-in-time product availability.
--------------------- ----------------------------------------------------------
Financial             Providing investment professionals with remote/wireless
                      access to real-time stock quotes, trades, etc.
--------------------- ----------------------------------------------------------
Security              Mission-critical wireless alerts, reducing the time needed to respond to security breaches.
--------------------- ----------------------------------------------------------
Transportation        Work order notification and dispatch, status updates, and
                      pickup and delivery information, enabling the workforce to maintain real-time communication and enhance fleet
                      efficiency.
--------------------- ----------------------------------------------------------
Any enterprise        Offering sales people remote access to product
with a large          specifications, customer databases, appointment calendars,
outside sales force   pricing, and competitive information.
--------------------- ----------------------------------------------------------
Any enterprise with   Remotely monitoring, managing, and troubleshooting of
a large IT            databases, servers, routers and switches.
infrastructure
--------------------- ----------------------------------------------------------

PRODUCTS AND SERVICES

Enterprise Application Software:
Enterprise application software connects employees to critical business systems, information, and processes. It helps mobile employees make better and faster decisions, increase customer satisfaction, and improve efficiencies in their business processes for shorter sales and service cycles through the immediate access to mission critical information in a mobile environment. We create mobile and wireless information products by customizing and delivering actionable and time sensitive information whenever that information is most valuable to the customer. Our services and applications are device agnostic and protocol independent, integrating seamlessly into every enterprise infrastructure and working with every wireless carrier and all text messaging devices. We provide two different types of wireless solutions: (i) ASP-based, where we host and manage the information on our servers and (ii) premise-based where we install and engineer the software and information on our customers' servers.

Expand Beyond Products. Through the acquisition of Expand Beyond Corporation, we acquired a number of additional wireless messaging and communications software applications, including PocketDBA and PocketAdmin. These software solutions provide immediate mobile access and control of business-critical software applications, databases, networks and servers. This solves the vulnerabilities of relying on on-call staff, which may require 30 to 40 minutes to relocate to the home or office, by giving them the tools to respond immediately from the field. A range of products allow for the secure real-time management of Oracle, SQL Server, Teradata, Windows Active Directory, Exchange, servers and more from mobile devices including BlackBerry, Palm, Pocket PC, laptops, smartphones, and desktops.

Clickmarks Products. Through the acquisition of Clickmarks, we acquired a technology that enables enterprises to rapidly and cost-effectively develop and deploy real-time web, portal and mobile applications that automate workflows and improve information access for employees and customers. Clickmarks' technology allows client companies to unite disparate project, customer and partner information into a single Enterprise Information Portal (EIP) platform for all of its employees, without rewriting or replacing existing backend applications.

Wireless Messaging and Communications Software:
Hiplink(TM)XS Family. As part of our enterprise application software offerings, we launched HipLinkXS in July of 2001. HipLinkXS has developed into a suite of powerful messaging products that provide real-time wireless text and voice messaging and paging capabilities. This family of software applications enables corporations and individuals to send messages to a large mobile field force, through network management software for sales force automation or a database management application. Some examples of applications that HipLinkXS can easily integrate with, working as the critical event notification component, include:
NetIQ AppManager, Remedy ARS, HP OpenView, Tivoli Enterprise Console, Tivoli NetView, CA Paradigm Service Desk, CA Unicenter, ISS Real Secure, and many more.

HipLinkXS products also have sophisticated voice and two-way messaging capabilities that can turn a wireless device literally into a remote control, allowing the user access to the designated computer network anytime, anywhere. Users can send messages and request a response back from the receiver, with the ability to trigger server processes based on the response from the two-way device. HipLinkXS supports virtually any wireless device for secure, reliable, two-way communications via a single integration point, providing turnkey access to wireless carriers around the world. With the acquisition of Expand Beyond, and its patented XBanywhere framework, we will be able to develop additional web-based wireless software applications faster than traditional embedded development methods such as J2ME and .NET.

The HipLinkXS solution supports both UNIX and NT and is scalable and configurable to the specific requirements of the enterprise customer. The software functions in the mission critical environment of enterprise messaging including wireless applications for network management messaging and monitoring, field work force communications, help desk operations and Internet messaging and monitoring. Currently, the HipLinkXS Family of products includes: HipLinkXS Desktop Messaging; HipLinkXS Application Messaging; RemLinkXS; IQLinkXS; OpenLinkXS; QuickLinkXS.

Wireless Financial Services and Software:
The Global Market Pro(TM) ("GMP") Family. These wireless software applications securely deliver real-time financial information and news; they monitor any security or market indicator in real-time and send out a wireless alert when pre-set values have been reached. These services are marketed to financial institutions who employ traders and other financial professionals in the global capital, derivative and foreign exchange markets. We developed GMP in cooperation with J.P. Morgan Chase Manhattan Bank's Global Markets Data Division in 1999. The GMP Family of software and services currently includes: GMP; Equity Market Pro(TM) ("EMP"); and Futures Market Pro ("FMP").

Our wireless financial applications provide real-time financial data from leading news and information sources, including but not limited to: Comstock, Market News International, Dow Jones News Service, Comtex and GovPX. These products have been engineered for all device platforms including, RIM Interactive 957, two-way pagers, WAP phones and the Palm VII. All three of these software applications feature a portfolio customization Web site interface, allowing individual users to set event or time driven push alerts based on specific criteria or establish custom portfolios for real-time on-demand data requests. All the data provided through GMP, EMP and FMP is completely customizable, providing information specific to each trader's needs. Features include the ability to create and track an unlimited number of watch lists for either push or pull delivery, snap quotes, charts and graphs, corporate profiles, symbol lookup, indices, and world composite data. EMP is an enterprise application built for the institutional equity trader using the GMP financial platform. FMP is a financial application that gives financial professionals instant access to real-time futures and equities data. We developed both EMP and FMP with the same customization capability as GMP, and we deploy EMP and FMP using our over-the-air-programming (OTAP) technology.

Legacy Financial Consumer Products:
We continue to offer a suite of wireless financial consumer products. These products allow customers to retrieve customized information from real-time data feeds, receive and send messages and other information, as well as set their own parameters for real-time data they wish to receive. Our current line of financial consumer products is mostly comprised of QuoteXpress(R), CompanyNewsX and CommodityXpress(TM).

STRATEGIC RELATIONSHIPS

We maintain strategic relationships with wireless and technology companies in order to further develop our services and product offerings. Maintaining market-leading technology is a difficult task; however, we believe that we continue to produce new software and engineered products and services that are leading the mobile and wireless market. The key relationships for us are with telecommunications carriers, wireless device manufacturers and content providers.

CUSTOMERS

We have a very diversified customer list. Although we have many customers utilizing our mobile and wireless services, the broadly diversified base means there is no significant concentration in any industry. We derive revenue from our customers as discussed in Note 3, "Summary of Significant Accounting
Policies: Revenue Recognition". Two customers accounted for 12% of our revenues for the fiscal year ended March 31, 2006. One customer accounted for 7% and the second customer accounted for 5%. One of these customers accounted for 8% of our accounts receivable at March 31, 2006.

REVENUE AND LONG-LIVED ASSETS

Most of our revenue is generated in the United States through our Los Gatos, California office, and most of our fixed assets are located in the Los Gatos, California office.

COMPETITION

We are participating in the highly competitive businesses of enterprise application software, mobile and wireless telecommunications, systems integration and professional services. The competition is from a broad range of both large and small domestic and international corporations. Some of our competitors have far greater financial, technical and marketing resources than we do.

The competitive factors important to us are our technology, engineering expertise, customer support and customer

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

relationships. Industry competitive factors include, but are not limited to, technology, engineering capability, customer support, breadth and depth of strategic relationships, financial condition, and marketing initiatives. We leverage the quality of our engineering team and customer service team, the depth and breadth of our customer relationships, and our ability to respond quickly to change in order to be competitive and successful.

RESEARCH AND DEVELOPMENT

We have moved the majority of our research and development operations from Vancouver, B.C., Canada to Pakistan. As of March 31, 2006, we continued to employ 5 engineering persons and contract with 1 independent contractor in Canada. Additionally, we contracted with one corporate independent contractor in Pakistan, utilizing 15 full time and 6 part time individuals within that company for our research and development activities. We found it more advantageous to have our research and development operations located in Pakistan due to the abundance of available, affordable and talented software engineers. Furthermore, these particular engineers in Pakistan have considerable experience in wireless mobility software and are cost effective for us. The ex-president of Clickmarks and an ex-chief operating officer of Semotus, Mr. Umair Khan, is a partial owner of the company we are contracting with in Pakistan.

Total costs incurred in research and development amounted to $1,064,934 and $525,930, in the years ended March 31, 2006 and 2005, respectively.

INTELLECTUAL PROPERTY

Our success and ability to compete effectively are dependent in part upon our proprietary technology. We rely on a combination of copyright, trademark and trade secret laws, as well as nondisclosure agreements and other contractual restrictions, to establish and protect our proprietary rights. Employees are required to execute confidentiality and non-use agreements that transfer any rights they may have in copyrightable works or patentable technologies to us. In addition, prior to entering into discussions with potential business partners or customers regarding our business and technologies, we generally require that such parties enter into nondisclosure agreements with us. If these discussions result in a license or other business relationship, we also generally require that the agreement setting forth the parties' respective rights and obligations include provisions for the protection of our intellectual property rights.

To date, we have federally registered certain of our trademarks. "Semotus", "HipLink", "QuoteXpress", "MailXpress", "Net2Wireless" and "Simkin" are registered trademarks of ours. In addition, we have applied for federal registration of other marks. However, we may not be successful in obtaining the service marks and trademarks for which we have applied.

In December 2003, we sold the rights to most of our issued patents and patent applications, but we retained a nonexclusive worldwide right to make, use and sell any products covered by these patents that we sold. We retained patent #5875436 "Virtual Transcription System" and a patent application related to our financial data services software, which we later also sold. In 2005, Clickmarks sold its rights to its issued patents and patent applications under a similar arrangement where Clickmarks retained a nonexclusive worldwide right to make, use and sell any products covered by these patents. In January 2006, Expand Beyond and Semotus sold, assigned, transferred and conveyed all of Expand Beyond's patents and/or patent applications, as well as the three patents and/or patent applications still owned by Semotus (together, the "Patents"), with a similar grant back to us, with certain limitations, of a royalty-free, irrevocable, non-exclusive, non-transferable, non-assignable, non-sublicensable, worldwide right and license under the Patents to internally practice the methods and processes covered by the Patents, and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise transfer or dispose of and otherwise exploit any products covered by the Patents. These licenses shall apply to the reproduction and subsequent distribution of our products by authorized agents, such as a distributor, replicator, VAR or OEM.

We do not currently have any patents issued or patent applications in process. Any future patent applications with respect to our technology may not be granted, and, if granted, patents may be challenged or invalidated. In addition, issued patents may not provide us with any competitive advantages and may be challenged by third parties. Our practice is to affix copyright notices on our software and product literature in order to assert copyright protection for these works.

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

Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to duplicate aspects of our products or to obtain and use information that we regard as proprietary. Our steps to protect our proprietary technology may not be adequate to prevent misappropriation of such technology, and may not preclude competitors from independently developing products with functionality or features similar to our products. If we fail to protect our proprietary technology, our business, financial condition and results of operations could be harmed significantly.

Companies in the software and application services and wireless industries have frequently resorted to litigation regarding intellectual property rights. We may have to litigate to enforce our intellectual property rights, to protect our trade secrets or to determine the validity and scope of others' proprietary rights. From time to time, we have received, and may receive in the future, notice of claims of infringement of others' proprietary rights. Any such claims could be time-consuming, result in costly litigation, divert management's attention, cause product or service release delays, require us to redesign our products or services or require us to enter into royalty or licensing agreements. If a successful claim of infringement were made against us and we could not develop non-infringing technology or license the infringed or similar technology on a timely and cost-effective basis, our business could suffer.

EMPLOYEES

At December 31, 2006, we had 23 full-time employees and 3 part-time employees, approximately 13 of whom were engaged in sales and marketing, 4 in finance and administration, and 9 in engineering. No employees are covered by a collective bargaining agreement. We believe that we have a good relationship with all of our employees.

FACILITIES

Our corporate headquarters are located in Los Gatos, California. The accounting and legal departments, as well as a portion of our marketing, sales, and customer support departments, and one of our subsidiaries, Clickmarks, are all housed at this location. This facility is approximately 3,704 square feet, and is under a lease through September 30, 2008 with a monthly rental expense of $9,075.

LEGAL PROCEEDINGS

There are no legal actions pending against Semotus nor are any legal actions contemplated by Semotus at this time.

                      OTHER INFORMATION RELATED TO CITYTALK

HISTORY OF CITYTALK

Citytalk is a privately held company and merger vehicle formed by Richard Sullivan, former CEO and Chairman of Applied Digital Solutions and Digital Angel Corporation, and telecom business entrepreneur Steve Keaveney. Citytalk's headquarters is located in West Palm Beach, Florida. Citytalk has entered into definitive agreements with NTCH, Inc., a U.S. regional tower and flat rate wireless provider, to acquire tower, PCS, and wireless operations in Colorado, Idaho, and Tennessee. NTCH is a mobile wireless carrier established in 1999 for the purpose of acquiring and operating PCS licenses as a "small business" under the FCC's "designated entity" rules. NTCH has agreed to provide a number of services in an effort to provide for a seamless transition. As part of the proposed transaction, NTCH's management team will remain closely involved with Citytalk and has agreed to provide certain support functions. Also included in the arrangement are interconnection services, assistance with regulatory filings, billing functions, handset purchasing, and sourcing of equipment.

THE INFORMATION DESCRIBED IN THIS SECTION, "OTHER INFORMATION RELATED TO CITYTALK," APPLIES TO CITYTALK'S ACTIVITIES AFTER THE CONSUMMATION OF ITS ACQUISITION OF CERTAIN ASSETS OF NTCH, INC.

BUSINESS OF CITYTALK--OVERVIEW

Citytalk, Inc. is a telecommunications tower owner, operator, and provider of convenient, flat rate mobile wireless service to markets underserved by traditional wireless carriers. Citytalk offers flat rate, prepaid plans to underserved niches, chiefly young, lower credit, and ethnic sub-populations. Subscribers pay for service in advance and are not required to enter long-term contracts. Citytalk also has tower operations in Idaho and Colorado and wireless operations in Tennessee and Idaho. Citytalk operates a tower infrastructure that provides service to current customers, while also generating a recurring revenue stream from long-term leases with national carriers. Citytalk has 86 towers and approximately 20,000 total wireless subscribers spanning across eight Basic Trading Areas (BTAs).

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
BUSINESS STRATEGY

Citytalk's revenue is derived from wireless subscribers and lease payments from owned towers. Multi-tenant towers are an important component in Citytalk's strategy as they generate steady and reliable payments. Citytalkgenerates revenue and cash flow from its towers and has a number of contracts in place. Going forward, Citytalk plans to remain opportunistic when acquiring towers or greenfielding them.

Citytalk's management is focused on creating a national flat rate footprint by growing the business organically and through the introduction of new technologies to its growing customer base. Moreover, management plans to drive EBITDA growth by:

     o    Entering new regions by acquiring second tier markets and licenses

     o    Not rating and billing for each call

     o Building distribution through retail partnerships, control of creative media and internet distribution

     o    Deploying advanced technology

     o Providing flat rate additive service such as long distance and text messaging

     o    Streamlining operations wherever possible

Citytalk's objective is to enhance the mass market appeal of wireless service and to remove the price and complexity barriers that may prevent many potential customers from using wireless service. Currently, approximately two-thirds of the United States population uses wireless services. Management believes that large segments of the remaining population do not use wireless services for several reasons, including confusing service plans, lack of control of service and difficulties for sub-prime customers to obtain credit from national carriers. Those with poor credit who wish to obtain wireless services tend to use a traditional pay-in-advance service, which can be between four to ten times more expensive on a cost per minute basis than Citytalk's services. Citytalk service plans are designed to offer appealing value in simple formats that customers can understand and afford. At the same time, these service plans are also designed to be highly compatible with Citytalk's strategic partners in adjacent metropolitan areas.

MARKETS SERVED

Citytalk's 86 towers serve six BTA's in three states. Citytalk's revenue will not be materially concentrated in one geographic region, industry, or customer.

IDAHO: Launched in the third quarter of 2001, the Idaho operations include three retail stores and cover the Pocatello, Idaho Falls, and Twin Falls BTA's. Citytalk will acquire 44 towers serving approximately 8,000 subscribers. Management believes subscribers can increase to 15,000 in the near to mid-term. Network capacity currently exists to support such an increase. Current penetration for the Idaho market is estimated at 2.5% to 3.0%.
WEST TENNESSEE: NTCH entered the West Tennessee market in 2001 and experienced immediate success. In the initial twelve months, core penetration in excess of 4.0% was achieved. The market covers the Blytheville, Dyersburg, Jackson, TN, Florence, AL, and Corinth/Tupelo BTA's, serving approximately 12,000 subscribers with a network capacity for 20,000. In addition, Citytalk operates two retail stores. For fiscal year 2006, penetration is estimated at 3.5%.
COLORADO: Entered in February of 2000, the Colorado operation is comprised of 41 towers serving the Grand Junction BTA. Located within the Interstate 70 corridor between Salt Lake City and Denver, Grand Junction is an attractive market due to the traffic intensity between the two cities

INDUSTRY BACKGROUND

Tower Industry Overview: Communication towers are needed to provide the transmission link between a wireless network and its customers. These networks range from broadcast radio and television, to paging, to fixed and mobile communications, to public safety and other government functions. Most tower operators construct multi-tenant communication sites and then lease spectrum to local and national carriers. Typical lease agreements have initial terms of five-to-ten years with multiple five-year renewal terms thereafter. Most major operators are able to increase lease payments by 3.0% to 5.0% per year since alternative sites for carriers may not exist or the cost of switching is too expensive.

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

Flat Rate Wireless Overview: Prepaid wireless services were first introduced in Europe in the late 1990s and were highly successful in rapidly boosting then flattening subscriber growth rates. In recent years, new and existing U.S. carriers have started to adopt this model in an effort to counteract stagnating wireless market growth trends. The U.S. wireless market, largely characterized as major carriers offering postpaid plans to the mainstream and affluent sectors, is experiencing a paradigm shift to a flat rate model as part of an effort to stimulate growth. Carriers are being forced to focus on traditionally neglected pockets of the market, specifically the youth, low credit, and ethnic segments.

MARKETING ARRANGEMENTS

Historically, NTCH has not placed an emphasis on marketing. Citytalk management plans to use its extensive experience in marketing and focus on the following areas:

     o Market research - Citytalk will build a marketing plan by conducting market research in the markets where it is operating and where it plans to operate. By speaking with customers in focus groups and surveys, Citytalk will tailor programs to reduce churn and increase penetration in the markets by tailoring products, pricing and promotions to meet customer needs.

     o Branding - Citytalk will inherit the Cleartalk brand name, which it is authorized to use for up to a 12 month period before it conducts a re-branding. A re-branding will only be considered after market research is completed. Citytalk will create innovative product brands that are geared to the target market, whether that is youth, family or budget minded consumers.

     o Local business means local marketing - Citytalk will integrate and partner with the local school systems to offer a package tailored to student users. Citytalk plans to offer community based services such as local news, school sports news and community events delivered to the handset. Sponsorship of local school sports teams and other local programs will be a core part of Citytalk's integration with the local community.

     o Store Locations - Citytalk will operate owned stores in each market. The market demographics in each market will determine the number of stores required.

     o Dealer Networks - The local marketing executive will build relationships with local dealers that can distribute Citytalk products.

     o Advertising - Citytalk will primarily use billboards, in-store marketing and some local newspaper advertising to promote brand awareness.

EMPLOYEES

Citytalk will employ a total of approximately 65 full time employees, none of whom are union members, working in a number of different capacities including operations, marketing and finance.

LEGAL PROCEEDINGS

As of the date of this prospectus, Citytalk is not party to any material pending or threatened legal proceedings.

          SELECTED HISTORICAL FINANCIAL DATA OF SEMOTUS SOLUTIONS, INC.

     The following statement of operations data for the fiscal years ended March 31, 2005 and 2006 have been derived from Semotus' audited consolidated financial statements, which are contained in this proxy statement.

     The statement of operations data for the nine months ended December 31, 2005 and 2006 have been derived from Semotus' unaudited interim consolidated financial statements, which are contained in this proxy statement.

     You should read this selected historical financial data together with the financial statements and the related notes thereto, and management's discussion and analysis of operations and financial condition of Semotus, all of which are included in this proxy statement.

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
--------------------------------------------------------------------------------
                                     AUDITED                    UNAUDITED

                                   FOR THE YEAR            FOR THE NINE MONTHS
                                  ENDED MARCH 31,           ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                                 2005         2006          2005         2006
--------------------------- -------------------------  -------------------------
SELECTED STATEMENT OF
OPERATIONS DATA:
--------------------------- ------------ ------------  ------------ ------------
Revenue                       1,806,295    2,432,922     1,851,283    1,296,291
--------------------------- ------------ ------------  ------------ ------------
Cost of revenue                 363,163      445,048       305,136      236,282
--------------------------- ------------ ------------  ------------ ------------
Gross profit                  1,443,132    1,987,874     1,546,147    1,060,009
--------------------------- ------------ ------------  ------------ ------------
Total operating expenses      2,105,150    3,554,563     2,642,151    2,300,647
--------------------------- ------------ ------------  ------------ ------------
Operating loss                (662,018)   (1,566,689)   (1,096,004)  (1,240,638)
--------------------------- ------------ ------------  ------------ ------------
Other income (loss)               7,965      133,026        46,191     (28,374)
--------------------------- ------------ ------------  ------------ ------------
Net loss                       (654,053)  (1,433,663)   (1,049,813)  (1,261,017)
--------------------------- ------------ ------------  ------------ ------------
Net loss per common share
(basic and diluted)               (0.03)       (0.05)        (0.04)       (0.04)
--------------------------- ------------ ------------  ------------ ------------
Weighted average shares
outstanding (basic and
diluted)                     22,755,373   29,188,146    28,216,191   34,775,802
--------------------------------------------------------------------------------


                                                              (UNAUDITED)
                                       MARCH 31,   MARCH 31,  DECEMBER 31,
                                         2005        2006         2006
                                      ----------  ----------  ------------
SELECTED BALANCE SHEET DATA:
TOTAL ASSETS                           3,611,425   5,019,457     4,400,194
Total Liabilities                        512,949   1,097,248       844,033
Total number of shares                24,576,048  31,412,344    34,954,402
Total equity (deficit)                 3,098,476   3,922,209     3,556,161
BOOK VALUE PER SHARE                        0.13        0.12          0.10


            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION
                   FOR THE NINE MONTHS ENDED DECEMBER 31, 2006

The following discussion should be read in conjunction with the attached financial statements and notes thereto. Except for the historical information contained herein, the matters discussed below are forward-looking statements that involve certain risks and uncertainties, including, among others, the risks and uncertainties discussed below.

CRITICAL ACCOUNTING POLICIES

We described our critical accounting policies in Item 6, "Management's Discussion and Analysis or Plan of Operation," of our Annual Report on Form 10-KSB for the year ended March 31, 2006.

Our critical accounting policies are those that are most important to the portrayal of our financial condition and results of operations, and require our management's significant judgments and estimates and such consistent application fairly depicts our financial condition and results of operations for all periods presented.

OVERVIEW

Through fiscal year 2004 to present, we have focused on growing revenues primarily through increased sales in our existing software applications and services utilized by businesses and their employees to wirelessly connect to critical business systems, information and processes. These products maintain high gross and operating margins and form the core of the enterprise software marketing strategy with wireless and mobile features available in the software. We have also pursued growth through strategic acquisitions. With the acquisition of Expand Beyond Corporation in March 2005, we acquired a number of additional enterprise wireless messaging and communications software applications, including PocketDBA and PocketAdmin. Expand Beyond's products and services are synergistic with and enhance HipLinkXS's capabilities, and will therefore be added to our HipLinkXS family of products. Through the acquisition of Clickmarks in June 2005, we acquired a patented Presentation Level Integration (PLI) technology which enables rapid creation of composite applications and web services out of existing backend systems, which may be delivered via web, portal, and mobile front-ends. We have received a deficiency letter from the American Stock Exchange (Amex) dated July 14, 2006, advising that, based upon its review of our financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, we are not in compliance with Amex' continued listing requirements. Specifically, we are not in compliance with Section 1003(a)(iii) of the Amex Company Guide, because our stockholders' equity is less than $6,000,000 and we sustained losses from continuing operations and/or net losses in our five most recent fiscal years. We submitted a compliance plan to Amex on August 21, 2006 which outlines our plans to regain compliance with Amex' continued listing requirements, and amended and updated our plan in August, September, October and November 2006. The plan was approved on November 15, 2006. Therefore, our listing is being continued pursuant to an extension period that will end concurrent with the closing of the merger with Citytalk, Inc. The merger is currently expected to close by March 31, 2007. To maintain our listing, we are subject to periodic review by AMEX staff during this extension period. If Semotus does not make progress consistent with the plan, the AMEX will initiate delisting proceedings pursuant to Section 1009 of the AMEX Company Guide. As part of our ongoing emphasis on financial responsibility and the streamlining of operations, we have closed our Vancouver, Canada facility. On September 20, 2006, our Canadian subsidiary company, Semotus Systems Corporation, filed a notice of bankruptcy in the District of British Columbia, Canada. The majority of our engineering, and research and development efforts are now being handled offshore by an independent contractor.

We had a net loss of $323,714 ($0.01 per share) in the three months ended December 31, 2006, and a net loss of $1,261,017 ($0.04 per share) in the nine months ended December 31, 2006, as compared to a net loss of $259,147 ($0.01 per share) and $1,049,813 ($0.04 per share) in the three and nine months ended December 31, 2005, respectively. Our overall cash decline decreased to $394,297 in the nine months ended December 31, 2006, compared to $458,237 in the nine months ended December 31, 2005.

RESULTS OF OPERATIONS FOR THE THREE AND NINE MONTHS ENDED DECEMBER 31, 2006 AND 2005

REVENUES

Revenues for the three months ended December 31, 2006 decreased 49% to $348,317 as compared to $688,217 for the three months ended December 31, 2005. Revenues for the nine months ended December 31, 2006 decreased 30% to $1,296,291 as compared to $1,851,283 for the nine months ended December 31, 2005. This is due to a continued general weakness in software sales resulting in delayed closing of new sales contracts.

COST OF REVENUES AND GROSS MARGIN

The overall gross profit margin decreased to 83% in the three months ended December 31, 2006 from 88% in the same period ended December 31, 2005. The overall gross profit margin decreased to 82% in the nine months ended December 31, 2006 from 84% in the same period ended December 31, 2005. This decrease in gross profit margin is principally due to the decrease in revenues.

OPERATING EXPENSES

Operating expenses decreased overall in the three and nine month periods ended December 31, 2006 versus the same periods in the last fiscal year. Specifically, operating expenses decreased 29% to $613,587 in the three month period ended December 31, 2006 versus $867,015 for the same period in the last fiscal year, and decreased 13% to $2,300,647 in the nine month period ended December 31, 2006 versus $2,642,151 for the same period in the last fiscal year. This is mainly due to a decrease in the G&A expense and in the research and development expense. We categorize operating expenses into five major categories: research and development, sales and marketing, general and administrative, depreciation and amortization, and stock, option and warrant expense. The table below summarizes the changes in these five categories of operating expenses (unaudited):

--------------------------------------------------------------------------------
                                   THREE MONTHS ENDED       NINE MONTHS ENDED
                                      DECEMBER 31,             DECEMBER 31,
--------------------------------- --------------------- ------------------------
DESCRIPTION                          2006       2005        2006         2005
--------------------------------- ---------- ---------- ----------- ------------
Research and development           $104,957   $309,565    $658,846     $738,714
Sales and marketing                 266,917    294,092     779,335      903,837
General and administrative          209,526    310,770     654,604      907,467
Depreciation and amortization            --     10,962       3,413       50,589
Stock, option and warrant expense    32,187   (58,374)     204,449       41,544
                                  ---------- ---------- ----------- ------------
Total                               613,587    867,015   2,300,647   $2,642,151
                                  ========== ========== =========== ============

Research and development expenses are expenses incurred in developing new products and product enhancements for current products. These expenditures are charged to expense as incurred. These costs decreased by 65% in the three month period ended December 31, 2006 versus the same period in the last fiscal year and 10% in the nine month period ended December 31, 2006 versus the same period in the last fiscal year due to a reduction in personnel costs resulting from shutting down our Canadian office and our concurrent offshore research and development initiative.

Sales and marketing expenses consist of costs incurred to develop and implement marketing and sales programs for our product lines. These include costs required to staff the marketing department and develop a sales and marketing strategy, participation in trade shows, media development and advertising, and web site development and maintenance. These costs also include the expenses of hiring sales personnel and maintaining a customer support call center. These costs decreased 9% in the three month period and 14% in the nine months ended December 31, 2006 versus 2005 due to the consolidation of marketing consultants and personnel related to the acquisitions of Expand Beyond and Clickmarks.

General and administrative expenses include senior management, accounting, legal, business development consulting, rent, administrative personnel, and other overhead related costs. This category also includes the costs associated with being a publicly traded company, including the costs of the AMEX listings, SEC filings, investor and public relations. These costs decreased 33% during the three months and 28% during the nine months ended December 31, 2006 versus 2005 due to consolidation of costs for rent and administrative personnel related to the acquisitions of Expand Beyond and Clickmarks.

Depreciation and amortization expense includes depreciation of computers and other related hardware and certain fixtures. The decline in this expense for the three and nine months ended December 31, 2006 versus 2005 is as a result of fully depreciated assets and the decline in capital spending on depreciable assets.

The non-cash charges for compensation consist mainly of grants of stock, options and warrants for services provided to us. Such services include financial, legal and business development consulting. The common stock issued was valued at its fair market value at the date of issuance.

COMPREHENSIVE LOSS

The increase in the comprehensive loss to $323,714 or $0.01 per share for the three months ended December 31, 2006, compared to the comprehensive loss of $258,929 or $0.01 per share for the three months ended December 31, 2005, and $1,261,518 or $0.04 per share for the nine months ended December 31, 2006 versus $1,053,173 or $0.04 per share for the nine months ended December 31, 2005 is mainly a result of decreased revenue.

LIQUIDITY AND CAPITAL RESOURCES

Cash continued to be spent on operating resources and upgrading and maintaining certain wireless products. Additionally, the acquisitions of Expand Beyond and Clickmarks have increased the cash used in operating activities. However, the cash provided by financing activities offset our cash used so that the overall cash loss decreased by 14% for the nine months ended December 31, 2006 versus 2005. The sources and uses of cash are summarized as follows (unaudited):

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


                                                        NINE MONTHS ENDED
                                                           DECEMBER 31,
                                                  -----------------------------
                                                      2006             2005
                                                  ------------     ------------
     Cash used in operating activities            $ (1,068,035)    $ (1,216,468)
     Cash provided by investing activities                 --           120,442
     Cash provided by financing activities             674,239          636,252
     Effect of exchange rate changes on cash              (501)           1,537
                                                  ------------     ------------
     Net decrease in cash and cash equivalents    $   (394,297)    $   (458,237)
                                                  ============     ============

Cash used in operating activities from continuing operations in the nine months ended December 31, 2006 consisted principally of an operating loss of $1,261,017 resulting from gross profits of $1,060,009 and operating expenses of $2,300,647. Some of the operating loss is offset by $204,449 of stock compensation expense. Other operating activities that contributed to the increase in the use of cash were a decrease in accounts payable of $177,033, decrease in other accrued liabilities of $75,194, offset by a decrease in prepaid expenses of $352, and a decrease in accounts receivable of $218,084.

Cash used in operating activities in the nine months ended December 31, 2005 from continuing operations consisted principally of an operating loss of $1,049,813 resulting from gross profits of $1,546,147 and operating expenses of $2,642,151. Some of the operating loss is offset by non-cash expenses of $43,565 of depreciation and amortization and $41,544 of stock compensation expense. Other operating activities that contributed to the reduction in the use of cash were a decrease in accounts payable of $38,988 and a decrease in prepaid expenses and other assets of $31,041, offset by a decrease in other accrued liabilities of $64,855 and an increase in accounts receivable of $184,394.

There was no cash used in or provided by investing activities for the nine months ended December 31, 2006. Cash provided by investing activities for the nine months ended December 31, 2005 consisted of $120,442 in cash acquired in the Clickmarks acquisition.

Cash provided by financing activities for the nine months ended December 31, 2006 consisted principally of $515,000 in net proceeds from the private placement that we closed in May 2006, $225,000 in net proceeds from a convertible promissory note we signed in November 2006, and a repayment of $74,692 on our revolving line of credit, as well as a draw down of $8,931 on a line of credit from a computer company. Cash provided by financing activities for the nine months ended December 31, 2005 consisted principally of $628,814 in net proceeds from the private placement financing through Bathgate and $7,438 of cash from the exercise of stock options.

As of December 31, 2006, we had cash and cash equivalents of $711,387, a decrease of $394,297 from the balance at March 31, 2006, which was $1,105,684. Working capital decreased to $136,493 at December 31, 2006 from $504,221 at the fiscal 2006 year end, a decrease of $367,728. The decrease in working capital is due to the fact that we have not yet generated sufficient revenues to cover the costs of continued product development and support, sales and marketing efforts and general and administrative expenses. We have an operating lease for our facility in Los Gatos, California for which the future minimum lease payments are $28,335 in fiscal 2007, $116,308 in fiscal 2008 and $58,896 in fiscal 2009.
There are no material commitments for capital expenditures at December 31, 2006.

Management believes that it has adequate working capital for the next 12 months.

RECENT PRONOUNCEMENTS:

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
In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" (FIN
48). FIN 48 prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. We are currently evaluating the impact of adopting FIN 48 on its financial statements.

In September 2006, the FASB issued FASB Statement No. 157, Fair Value Measurements (SFAS 157). The standard provides guidance for using fair value to measure assets and liabilities. The standard also responds to investors' requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. The standard applies whenever other standards require or permit assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. SFAS 157 must be adopted prospectively as of the beginning of the year it is initially applied. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We are currently evaluating the impact this standard will have on its financial statements.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements" (SAB 108). SAB 108 addresses how the effects of prior-year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires an entity to quantify misstatements using a balance sheet and income-statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. The guidance is applicable for fiscal years ending after November 15, 2006. We currently do not believe that SAB 108 will have a material impact on our financial statements.

May 2005, the FASB issued Statement 154, "Accounting Changes and Error Corrections", which is a replacement for APB Opinion No. 20, "Accounting Changes" and FASB statement No. 3 "Reporting Accounting Changes in Interim Financial Statements". This Statement requires retrospective application to prior periods' financial statements of changes in accounting principles, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this Statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. The Statement is effective for fiscal years beginning after December 15, 2005. The adoption is not expected to have a material effect on our consolidated financial position, results of operations or cash flows.

In December of 2004, the FASB amended APB No. 29, "Accounting for Nonmonetary Transactions", which is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption did not have a material effect on the Company's consolidated financial position results of operations or cash flows.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION
                        FOR THE YEAR ENDED MARCH 31, 2006

The following discussion should be read in conjunction with the attached financial statements and notes thereto.

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
Except for the historical information contained herein, the matters discussed below are forward-looking statements that involve certain risks and uncertainties, including, among others, the risks and uncertainties discussed below.

OVERVIEW

Through fiscal year 2004 to present, we have focused on growing revenues through increased sales in our existing software applications and services utilized by businesses and their employees to wirelessly connect to critical business systems, information and processes. These products maintain high gross and operating margins and form the core of the enterprise software marketing strategy with wireless and mobile features available in the software. Through the acquisition of Expand Beyond in March 2005, we acquired a number of additional enterprise wireless messaging and communications software applications, including PocketDBA and PocketAdmin. Expand Beyond's products and services are synergistic with and enhance HipLinkXS's capabilities, and will therefore be added to our HipLinkXS family of products. Through the acquisition of Clickmarks in June 2005, we acquired the use of a patented technology which enables rapid creation of composite applications and web services out of existing backend systems, which may be delivered via web, portal, and mobile front-ends. Clickmarks' technology will also be added to our HipLinkXS family of software products, as well as sold as a stand-alone software solution.

Management believes that it has adequate working capital for the next 12 months.

CRITICAL ACCOUNTING POLICIES

The critical accounting policies are revenue recognition, cost allocation to revenue and valuation of intangible assets.

PRINCIPLES OF CONSOLIDATION: The consolidated financial statements include the accounts of Semotus Solutions, Inc. and our wholly owned subsidiaries: Semotus Systems Corporation (Canadian subsidiary), Expand Beyond Corporation ("Expand Beyond") and Clickmarks, Inc. ("Clickmarks"). All significant intercompany transactions and balances have been eliminated in consolidation. Operations of the Canadian subsidiary consist mainly of research and development and engineering on behalf of the parent. Expand Beyond and Clickmarks generate revenues from the sales of their software products and services.

REVENUE RECOGNITION

We recognize revenues based upon contract terms and completion of the sales process. Revenue is generated from one-time software licensing fees, annual maintenance fees and monthly wireless services fees provided to enterprises and consumers. We also receive a small revenue stream from pager rentals and from professional or related services. Revenues are recognized over the service period and any revenue that relates to more than one service period is recognized ratably over those service periods. In the HipLink, Expand Beyond and Clickmarks families of products, software is delivered to the customer and revenue is recognized upon shipment, assuming no significant obligations remain. The revenue from the maintenance fees received through these contracts are recognized ratably over the life of the maintenance contract. In the financial services, the monthly wireless services are billed in arrears and are recognized upon invoicing. For any professional or related services, revenue is generated from software engineering, training and consultation services; revenue is recognized when the engineering, training or consultation work has been performed in accordance with the contract. For consumer wireless services and pager rentals, revenue is recognized monthly upon credit card billing as the monthly service is delivered.

COST OF REVENUE

The cost of revenue principally includes costs to obtain data feeds from various exchanges, costs of engineering development directed to specifically identified products, costs of servicing and hosting customer products, costs for pager rental or depreciation and pager airtime for those customers without their own pagers, and certain telephone, computer and other direct operational costs. The cost of revenue for professional and related services is primarily personnel costs for engineering, training and consultation work.

VALUATION OF LONG-LIVED ASSETS

Our management performs an on-going analysis of the recoverability of our goodwill and other intangibles and the value of our acquired net assets in accordance with SFAS 144 and SFAS 142. Based on quantitative and qualitative measures, we assess the need to record impairment losses on long-lived assets used in operations when impairment indicators are present.

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

In accordance with SFAS 144 and SFAS 142, we perform an undiscounted cash flow analysis of the long-lived assets and acquired net assets to determine whether an impairment exists. When the undiscounted cash flows are less than the carrying value of the net assets, management determines a range of fair values using a combination of valuation methodologies. The methodologies include: o Discounted cash flow analysis, which is based upon converting expected future cash flows to present value. o Changes in market value since the date of acquisition relative to the following:

     o    The Company's stock price;

     o    Comparable companies;

     o Contribution to the Company's market valuation and overall business prospects.

We adopted SFAS 141 "Business Combinations" and SFAS 142 "Goodwill and Other Intangible Assets" as of April 1, 2002. Accordingly, we no longer amortize intangible assets with an indefinite useful life or goodwill, but instead will assess potential future impairments of such intangible assets and goodwill by performing impairments tests on a quarterly basis to analyze the current fair market value of the intangible assets and goodwill in relation to the carrying value of the assets. The effect of the adoption of SFAS 142 resulted in the net loss for the fiscal years ended March 31, 2004 and 2003 being smaller by $432,541 and $432,541, respectively, due to not amortizing goodwill. Management has determined that the goodwill of $3,414,575 (net of accumulated amortization prior to the adoption of SFAS 142, of $727,058) is fairly valued using the impairment tests as described in SFAS 144 and SFAS 142, which includes discounted cash flow analysis and comparable company analysis. The goodwill increased $1,554,413 in the fiscal year ended March 31, 2006 from the acquisition of Clickmarks, with the remaining amount of goodwill of $1,860,162 consisting of our wireless enterprise application software products: the HipLink family of software products, which is generating current revenue and cash flow, and our recent acquisition of Expand Beyond's and Clickmarks' software applications.

STOCK BASED COMPENSATION:

We have adopted the provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and SFAS No. 148, "Accounting for Stock-Based Compensation, Transition and Disclosure." Under these standards, companies are encouraged, but not required, to adopt the fair value method of accounting for employee stock-based compensation. The fair value method is required for all stock-based compensation issued to non-employees, including consultants and advisors. Under the fair value method, compensation cost relating to issuances of stock options, warrants and appreciation rights is measured at the grant date based on the fair value of the award and is recognized over the service period, which is usually the vesting period. Companies are permitted to continue to account for employee stock-based compensation under APB No. 25, "Accounting for Stock Issued to Employees," but are required to disclose pro forma net loss, stock compensation cost and earnings per share as if the fair value method has been adopted. We have elected to continue to account for stock based compensation under APB No. 25. Certain options, which have been repriced, are subject to the variable plan requirements of APB No. 25 and FASB Interpretation No. 44 "Accounting for Certain Transactions Involving Stock Compensation" ("FIN 44"), that requires we record compensation expense for changes in the fair value of our common stock when it exceeds the repriced amount. We have adopted the disclosure only provisions of SFAS 123. Accordingly, no compensation expense has been recognized for employee fixed awards options.

For other accounting policies see Note 3 to the Financial Statements, "Summary of Significant Accounting Policies".

RESULTS OF OPERATIONS

REVENUES

Revenues for the years ended March 31, 2006 and 2005 were $2,432,922 and $1,806,295, respectively, which represents an increase of 35%, due to an overall recovery in the economy and increased technology capital spending. We also increased our sales force, which has helped our marketing efforts and enhanced our sales.

COST OF REVENUES AND GROSS MARGIN

The gross profit margin increased slightly by 2% to 82% for the fiscal year ended March 31, 2006, due to the fact that we are and we continue to be more efficient in all of our business operations, and reduced costs, which improved gross and operating margins.

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

OPERATING EXPENSES

Operating expenses increased by 69% in the fiscal year ended March 31, 2006 versus 2005, largely due to the reversal of the stock option expense that occurred in 2005 but not in 2006, and also due to an increase in all operating expenses mainly due to the acquisition of Clickmarks.

We categorize operating expenses into five major categories: research and development, sales and marketing, general and administrative, depreciation and amortization and stock, option and warrant expense. For the fiscal years ended March 31, 2006 and 2005, there were not any impairment charges from continuing operations. The table below summarizes the changes in these categories of operating expenses during the past three fiscal years:

                                                  YEAR ENDED MARCH 31,
                                              ---------------------------
          DESCRIPTION                             2006            2005
          -----------                         -----------     -----------

Research and development                      $ 1,064,934     $   525,930
Sales and marketing                             1,136,119         869,328
General and administrative                      1,231,031         839,077
Depreciation and amortization                      60,648         119,812
Stock, option and warrant expense                  61,831        (248,997)
                                              -----------     -----------
Totals                                        $ 3,554,563     $ 2,105,150
                                              ===========     ===========


Research and development expenses are expenses incurred in developing new products and product enhancements for current products. These expenditures are charged to expense as incurred. These costs are principally for the development of updates to existing products, such as Futures Market Pro, Equity Market Pro and Global Market Pro, and for releases of new versions of our enterprise application products, the HipLinkXS family of software, PocketDBA and the other Expand Beyond software products, and the Clickmarks technology. These expenses have increased because major development work is going on to update HipLinkXS, Expand Beyond and the Clickmarks software products.

Sales and marketing expenses consist of costs incurred to develop and implement marketing and sales programs for our product lines. These include costs required to staff the marketing department and develop a sales and marketing strategy, participation in trade shows, media development and advertising, and web site development and maintenance. These costs also include the expenses of hiring sales personnel and maintaining a customer support call center. These costs have increased principally due to an increase in our marketing efforts and hiring of more sales personnel.

General and administrative expenses include senior management, accounting, legal and consulting expenses. This category also includes the costs associated with being a publicly traded company, including the costs of being listed on the American Stock Exchange, investor and public relations, rent, administrative personnel, and other overhead related costs. These costs increased due to the acquisition of Clickmark and due to the post-acquisition integration of Expand Beyond.

Depreciation and amortization expense includes depreciation of computers and other related hardware and certain fixtures. Amortization includes goodwill costs and certain intellectual property costs. The decline in this expense is due to the fact that there were no acquisitions of property, and equipment in fiscal year 2006 and that the existing property and equipment is reaching the end of its depreciable life.

The non-cash charges for compensation consist mainly of grants of stock, options and warrants for services. Such services include financial, marketing and public relations consulting. The increase in non-cash charges for compensation in fiscal 2006 is due to the issuance of warrants to Clickmarks' employees. Further, we had a reversal of the compensation expense related to the repriced options in 2005, which did not occur in 2006.

The common stock issued was valued at the fair market value of stock issued, or in the instance of common stock purchase warrants, in accordance with the Black-Scholes pricing guidelines. Certain employee stock options, which have been repriced, are subject to the variable plan requirements of APB No. 25 that requires us to record compensation expense for changes in the fair value of our common stock. An offset of $325,244 to the compensation expense was required to be recognized in the fiscal year ended March 31, 2006 to reflect the net decrease in stock price over the repriced amount for the twelve months ended March 31, 2006. Increases or decreases in our stock price will continue to be recognized in the future for outstanding vested repriced options if the stock price continues to be above the revised exercise price of the options.

NON-OPERATING INCOME AND EXPENSES
Non-operating income, net of expenses, increased in the year ended March 31, 2006 versus 2005, due to the sale of our patents, which was somewhat offset by expenses related to our common stock offering in 2006.

COMPREHENSIVE LOSS
The increase by 118% in the comprehensive loss for the fiscal year ended March 31, 2006 to ($1,435,746) or ($0.05) per share from ($658,069) or ($0.03) per share for the fiscal year ended March 31, 2005 was due to a decreased operating efficiency due to the acquisition of Clickmarks, integration of Expand Beyond, increased spending in sales and marketing and an increase in the stock, option and warrant expense.

LIQUIDITY AND CAPITAL RESOURCES
Our cash flow use for the year ended March 31, 2006 was largely due to the cash used in operations offset by the cash received from a common stock offering, the acquisition of Clickmarks, and the sale of our patents. Our cash flow use for the year ended March 31, 2005, was largely due to the cash used in operations offset by the cash received from the acquisition of Expand Beyond Corporation.

The sources and uses of cash are summarized as follows:

                                                          YEAR ENDED MARCH 31,
                                                       ------------------------
                                                           2006          2005
                                                       -----------    ---------
Net cash used in operating activities                  $(1,339,146)   $(676,618)
Net cash provided by (used in) investing activities        120,242      399,319
Net cash provided by (used in) financing activities        886,252       11,366
Effect of exchange rate changes on cash                      2,890      (15,873)
Net decrease in cash and cash equivalents                 (329,562)    (281,806)

Cash used in operating activities for the year ended March 31, 2006 consisted principally of a net loss of $1,433,663 derived from gross profits of $1,987,874 offset by operating expenses of $3,554,563. Operating activities that contributed cash were an increase in accounts payable of $156,256, and a decline of $33,347 in prepaid expenses. This was offset by an increase in accounts receivable of $189,578 and a decrease in accrued expenses of $41,618. Cash used in operating activities for the year ended March 31, 2005 consisted principally of a net loss of $654,053 derived from gross profits of $1,443,132 offset by operating expenses of $2,105,150. Operating activities that contributed cash were a decline of $42,933 in prepaid expenses and an increase in accounts payable of $45,991 and accrued expenses of $20,895. This was offset slightly by the increase in accounts receivable of $21,744.

During the fiscal year ended March 31, 2006, cash flows from investing activities produced a net increase in cash of $120,442. This resulted from the cash acquired in the Clickmarks acquisition. During the fiscal year ended March 31, 2005, cash flows from investing activities produced a net increase in cash of $399,319. This resulted from cash acquired in the Expand Beyond acquisition.

During the fiscal year ended March 31, 2006, cash flows from financing activities produced a net increase in cash of $886,252. This resulted from $628,814 in net cash acquired from a common stock offering, $250,000 in proceeds from our bank line of credit, and $7,438 in net cash from the exercise of stock options and warrants. During the fiscal year ended March 31, 2005, $11,366 in net cash was produced, from the exercise of stock options and warrants.

The effect of exchange rate changes in cash has been due to the changes in the Canadian and United States dollar exchange rate. The net effect has not been material.

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
As of March 31, 2006 we had cash and cash equivalents of $1,105,684, a decrease of $329,562 from the prior fiscal year. As of March 31, 2005, we had cash and cash equivalents of $1,435,246, a decrease of $281,806 from the prior fiscal year.

The decrease in working capital is from the resources used in our operations, as explained above. We have not yet generated sufficient revenues to cover the costs of continued product development and support, sales and marketing efforts and general and administrative expenses.

During the fiscal year ended March 31, 2006, we drew down on our bank line of credit in the amount of $250,000. During the fiscal year ended March 31, 2005, we elected to repay our bank line of credit of $50,000. Except for the bank line of credit, there were no material commitments for capital expenditures at March 31, 2006 and we have no future capital lease payments. Operating lease expenses were $184,236 in fiscal 2006 and will be $176,167 in fiscal year 2007.

The following table discloses our contractual commitments for future periods. Long term commitments are comprised solely of operating leases (See Note 15).

     YEAR ENDING MARCH 31,
     ---------------------
              2007                        176,167
              2008                        132,517
              2009                         58,896
                                         --------
                                         $367,580
                                         ========

At March 31, 2006 and 2005, we had a deferred tax asset of approximately $14,000,000 and $14,000,000, respectively, principally arising from net operating loss carryforwards available to offset future taxable income. As management cannot determine that it is more likely than not that we will realize the benefit of this asset, a 100% valuation allowance has been established.

RECENT PRONOUNCEMENTS:

In May 2005, the FASB issued Statement 154, "Accounting Changes and Error Corrections", which is a replacement for APB Opinion No. 20, "Accounting Changes" and FASB statement No. 3 "Reporting Accounting Changes in Interim Financial Statements". This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this Statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. The Statement is effective for fiscal years beginning after December 15, 2005. The adoption is not expected to have a material effect on the Company's consolidated financial position, results of operations or cash flows.

In December 2004, the FASB issued Statement 123 (revised 2004) which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award--the requisite service period (usually the vesting period). The Company files as a small business issuer and must meet the requirements of this Statement for the first interim or annual accounting period beginning after December 15, 2005. As part of its employee compensation, the Company issues stock options that have been accounted for under APB No. 25 and will need to be accounted for under the fair value method as described in this Statement. This will have a significant impact on the financial statements of the Company.

In December of 2004, the FASB amended APB No. 29, "Accounting for Nonmonetary Transactions", which is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption did not have a material effect on the Company's consolidated financial position results of operations or cash flows

FORWARD LOOKING STATEMENTS AND RISK FACTORS

This report includes forward-looking statements relating to, among other things, projections of future results of operations, our plans, objectives and expectations regarding our future services and operations, and general industry and business conditions applicable to us. We have based these forward-looking statements on our current expectations and projections about future events. You can find many of these forward-looking statements by looking for words such as "may", "should", "believes", "expects", "anticipates", "estimates", "intends", "projects", "goals", "objectives", or similar expressions in this document or in documents incorporated herein. These forward-looking statements are subject to a number of risks, uncertainties and assumptions about us that could cause actual results to differ materially from those in such forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to, our limited operating history, our historical losses, the infancy of the wireless data industry where there is no established market for our products and services, our ability to adapt to rapid technological changes, our dependence on wireless networks owned and controlled by others, and the other factors that we describe in the section entitled "Risk Factors" in the Form 10KSB for the year ended March 31, 2006. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

   SELECTED HISTORICAL FINANCIAL DATA OF CITYTALK, INC. & NTCH, INC., COMBINED

     The following statement of operations data for the nine months ended October 31, 2006 and the year ended January 31, 2006 have been derived from NTCH's and Citytalk's consolidated financial statements, which are contained in this proxy statement.

      You should read this selected historical financial data together with the consolidated financial statements and the related notes thereto, and management's discussion and analysis of operations and financial condition of Citytalk and NTCH, all of which are included in this proxy statement.


(IN THOUSANDS)                           NINE MONTHS ENDED        YEAR ENDED
                                          OCTOBER 31, 2006     JANUARY 31, 2006
                                          ----------------     ----------------

Total Revenue                                $  10,880             $  16,720
Cost of revenues                                 4,975                 8,014
Gross profit                                     5,905                 8,706
Total operating expenses                         4,211                 7,060
Operating income                                 1,694                 1,646
Interest income (expense), net                  (5,980)               (7,875)
Gain (loss) on sale of assets                       --                (2,021)
Other income                                       981                 3,147
Income (loss) before income taxes               (3,305)               (5,103)
Income tax benefit (expense)                      (493)                 (706)
Net income (loss)                            $  (3,798)            $  (5,809)

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

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                 OPERATIONS OF CITYTALK AND NTCH, INC., COMBINED

     The following discussion and analysis of Citytalk and NTCH's combined financial condition and results of operations should be read in conjunction with Citytalk and NTCH's financial statements and the related notes to those statements included elsewhere in this proxy statement (Collectively we refer to Citytalk and NTCH as "Citytalk" for purposes of this MD&A Section, unless specifically stated otherwise). In addition to historical financial information, the following discussion and analysis contains forward-looking statements that reflect Citytalk's plans, estimates and beliefs. Citytalk's actual results and timing of selected events could differ materially from those anticipated in these forward-looking statements as a result of many factors, including those discussed under the heading "Risk Factors" on page 13 and the factors listed under the heading "Forward-Looking Information" on page 11.

CRITICAL ACCOUNTING POLICIES

Citytalk's critical accounting policies are those that are most important to the portrayal of its financial condition and results of operations, and require its management's significant judgments and estimates and such consistent application fairly depicts our financial condition and results of operations for all periods presented. The critical accounting policies for Citytalk are Accounting Estimates of Accounts Receivable and the Allowance for Doubtful Accounts, Accounting for Inventory and Accounting for Property and Equipment.

ACCOUNTS RECEIVABLE. Accounts Receivable is record at the amount the Company expects to collect on balances owing by customers at the end of the accounting period. Management closely monitors outstanding balances and writes off balances that are deemed to be uncollectible. At December 31, 2006 the pro-forma Accounts Receivable net of the Allowance for Doubtful Accounts was $1,029,000.

INVENTORIES. Inventories at December 31, 2006 consist of accessories equipment and handsets not yet placed into service and units designated for the replacement of damaged customer handsets and are state at the lower of cost or market using the specific-identification method of accounting. At December 31, 2006 the pro-forma balance of Inventories was $345,000.

PROPERTY, PLANT AND EQUIPMENT. Property, Plant and equipment are initially recorded at cost. Additions and improvements, including certain labor costs are captialized, while expenditures that do not enhance the asset or extend its useful life are charged to operating expenses as incurred. Depreciation is applied using the straight-line method over the estimate useful lives of the assets once the assets are placed into service. At December 31, 2006 the pro-forma balance of Property, Plant and Equipment was $13,498,000.

OVERVIEW

Citytalk is a privately held company led by an experienced and respected management team. Citytalk is a merger vehicle formed by Richard Sullivan, former CEO and Chairman of Applied Digital Solutions and Digital Angel Corporation, and telecom business entrepreneur Steve Keaveney. Citytalk has entered into definitive agreements with NTCH, Inc., a U.S. regional tower and flat rate wireless provider, to acquire tower, PCS, and wireless operations in Colorado, Idaho, and Tennessee. NTCH offers flat rate, prepaid plans to underserved niches, chiefly young, lower credit, and ethnic sub-populations. In addition, NTCH operates a tower infrastructure that provides service to current customers, while also generating a revenue stream from long-term leases with national carriers. Post-transaction, Citytalk will acquire this business, and have 86 towers in Colorado and Idaho and approximately 20,000 total wireless subscribers spanning across eight Basic Trading Areas (BTAs) in Idaho and Tennessee.

Excluding Citytalk's interest expense of $6,960,000 in the twelve months ended January 31, 2006, NTCH had net gain of $1,151,000 in the fiscal year ended January 31, 2006, as compared to a net gain of $1,075,347 in the fiscal year ended January 31, 2005.

Combined, Citytalk and NTCH had a net loss of $5,809,000 in the fiscal year ended January 31, 2006, as compared to a net gain of $1,075,347 in the fiscal year ended January 31, 2005. Citytalk's overall cash increase decreased to $58,972 in the fiscal year ended January 31, 2006, compared to $758,882 in the fiscal year ended January 31, 2005.

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

RESULTS OF OPERATIONS FOR THE FISCAL YEAR ENDED JANUARY 31, 2006 AND 2005

REVENUES

Revenues for the fiscal year ended January 31, 2006 decreased 18% to $16,720,000 as compared to $19,711,456 for the fiscal year ended January 31, 2005. This is due to a sale of certain assets and operations relating to the PCS wireless business in the Colorado market.

COST OF REVENUES AND GROSS MARGIN

The overall gross profit margin increased to 52% in the fiscal year ended January 31, 2006 from 48% in the same period ended January 31, 2005. This increase in gross profit margin is principally due to higher mix of tower revenue which generates higher gross margins.

OPERATING EXPENSES

Operating expenses decreased in the fiscal year ended January 31, 2006 versus the same period in the last fiscal year. Specifically, operating expenses decreased 8% to $7,060,000 in the fiscal year ended January 31, 2006 versus $7,636,506 for the same period in the last fiscal year. This is mainly due to reductions in overheads related to the sale of the Colorado PCS business.

LIQUIDITY AND CAPITAL RESOURCES

The overall cash gain increased by 24% for the fiscal year ended January 31, 2006 versus 2005. The sources and uses of cash are summarized as follows :


                                                        FISCAL YEAR ENDED
                                                            JANUARY 31,
                                                    ---------------------------
                                                       2006             2005
                                                    ----------      -----------

     Cash generated operating activities            $ 1,853,126     $ 2,162,131
     Cash provided by investing activities            4,151,479      12,864,436
     Cash provided by financing activities            2,600,971      10,945,951
                                                    -----------     -----------
     Net increase in cash and cash equivalents      $   302,618     $   243,646
                                                    ===========     ===========

Cash used in operating activities from continuing operations in the fiscal years ended January 31, 2006 and 2005 consisted principally of profits generated from the core operating business.

Cash used in investing activities for the fiscal year ended January 31, 2006 and 2005 consisted of investments in assets and telecommunication operations.

Cash provided by financing activities for the fiscal year ended January 31, 2006 and 2005 consisted principally of funds provided by shareholders in the form of equity and shareholder loans.

As of January 31, 2006, NTCH had cash and cash equivalents of $1,319,745, an increase of $302,618 from the balance at January 31, 2005, which was $1,017,127.

OFF-BALANCE SHEET ARRANGEMENTS

     There are no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on Citytalk's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

       SELECTED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

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

     The following table sets forth selected unaudited pro forma condensed consolidated pro forma financial data of Semotus and Citytalk. The pro forma amounts in the table below are based upon the historical financial statements of Semotus and Citytalk, adjusted to give effect to the merger and the related private equity offering by Citytalk. Citytalk is a newly formed entity and did not have significant balances or transactions as of or for the periods ended October 31, 2006. The merger transaction with Citytalk will be accounted for as a reverse acquisition whereby Citytalk is deemed to be the acquirer for accounting purposes. Accordingly, the financial statements of the surviving corporation will be those of Citytalk.

     The following unaudited pro forma condensed combined financial statements combine (i) the historical balance sheets of Semotus as of December 31, 2006 and Citytalk as of October 31, 2006 giving pro forma effect to the merger of Semotus and Citytalk as if it had occurred at the beginning of fiscal year, and the historical balance sheets of CityTalk and certain operations of NTCH as of as of October 31, 2006 giving pro forma effect to the combination of certain operations of NTCH and Citytalk as if it had occurred at the beginning of fiscal year, (ii) the historical statements of operations of Semotus and Citytalk for the nine months ended December 31, 2006 and October 31, 2006, respectively, giving pro forma effect to the merger of Semotus and Citytalk as if it had occurred at the beginning of fiscal year, and the historical statements of certain operations of NTCH and Citytalk for the nine months ended October 31, 2006, respectively, giving pro forma effect to the combination of certain operations of NTCH and Citytalk as if it had occurred at the beginning of fiscal year, and (iii) the historical statements of Semotus for the year ended March 31, 2006 and Cityalk for the year ended January 31, 2006 giving pro forma effect to the merger of Semotus and Citytalk as if it had occurred at the beginning of fiscal year and the historical statements of Citytalk and certain operations of NTCH for the year ended January 31, 2006 giving pro forma effect to the combination of Citytalk and certain operations of NTCH as if it had occurred at the beginning of fiscal year.

     The pro forma financial data in the table below is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations or the consolidated financial position would have been had the merger and related private equity offering occurred on the date assumed, nor is it necessarily indicative of future consolidated results of operations or financial position.

     The pro forma financial data does not reflect any potential cost savings that may be realized following the merger, nor does it reflect any incremental income or expenses that might have occurred during the periods as a result of the private equity or debt offerings.

     You should read this pro forma financial data together with the separate historical financial statements of Semotus and Citytalk referred to above, and the unaudited pro forma financial information and notes thereto which are contained in this proxy statement.

                                            YEAR ENDED      NINE MONTHS ENDED
                                             MARCH 31,        DECEMBER 31,
                                             2006 (IN           2006 (IN
                                            THOUSANDS)         THOUSANDS)
                                            ----------         ----------
Net loss before nonrecurring charges        $  (4,765)         $   (3,199)
Total assets                                     --            $  119,917
Total liabilities                                --            $   73,914
Total stockholders' equity                       --            $   46,003


Note: The pro forma net loss before nonrecurring charges and loss per common share before nonrecurring charges do not reflect estimated legal and accounting expenses of $4,500,000, which are nonrecurring charges directly attributable to the merger and related transactions.

                        DIRECTORS AND EXECUTIVE OFFICERS

SEMOTUS:

Prior to the merger, the board of directors and executive officers of Semotus is the following:

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

NAME                     AGE   POSITION
----                     ---   --------

Anthony N. LaPine        64    Chairman of the Board and Chief Executive Officer
Pamela B. LaPine         48    President
Charles K. Dargan, II    51    Chief Financial and Accounting Officer
Taliesin Durant          35    Corporate Secretary and General Counsel
Robert Lanz (1)          65    Director
Mark Williams (2)        48    Director
Laurence W. Murray (3)   66    Director
-------------

(1) Chairman of the Audit Committee; Member of the Compensation Committee and the Nominating and Corporate Governance Committee.
(2) Chairman of the Nominating and Corporate Governance Committee; Member of the Audit Committee and the Compensation Committee.
(3) Chairman of the Compensation Committee; Member of the Audit Committee and the Nominating and Corporate Governance Committee.

     There is no family relationship between any director or executive officer except that Anthony N. LaPine and Pamela B. LaPine are husband and wife. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director.

     ANTHONY N. LAPINE began with Semotus as President and one of our directors since June of 1996. In June of 1997 Mr. LaPine was elected Chief Executive Officer, and in August of 1997, Mr. LaPine was elected Chairman of the Board. In December of 2005 Mr. LaPine resigned from his position as President, but currently remains our Chief Executive Officer and Chairman of the Board. Mr. LaPine's career began at IBM where he served as a member of the engineering team that developed the modern disc drive. In 1969 he was recruited as one of the founders of Memorex's Equipment Group where he was instrumental in developing the floppy disc drive. After the sale of Memorex to Unisys, Mr. LaPine was recruited to re-engineer the Irwin/Olivetti Company, where he orchestrated the invention of the first removable cartridge tape backup in personal computers. Subsequently, he formed LaPine Technology, raised thirty million dollars and launched the 31/2-inch Winchester disk drive technology that is now the industry standard. Mr. LaPine then sold LaPine Technology, and formed the LaPine Group, a private investment and management-consulting firm. Mr. LaPine received a BSEE Cum Laude, from San Jose State University, an MSEE from the University of Santa Clara and an MBA from the University of San Francisco. He later became an alumnus of Stanford's Graduate School of Business through its Executive Program.

     PAMELA LAPINE began with Semotus in 1996 and currently serves as our President. She is responsible for the sales, marketing, account management and strategic direction of Semotus. Mrs. LaPine began as our Director of Administration in 1996 and then moved to Vice President of Operations in 1997. In October of 1998 she moved into the position of Vice President of Marketing, and in 2000 was promoted to Executive Vice President of Sales and Marketing, and President of Financial Services. Pamela LaPine is a seasoned business professional with over 20 years of management experience in Silicon Valley high tech companies. She has extensive experience in corporate operations, finance, marketing and business development. Mrs. LaPine started her management career as Marketing Director at Digital Recording Corporation, and then transitioned to LaPine Technologies, where she was responsible for strategic planning. She has also held executive positions with Partners Petroleum and Olympiad Corporation. Mrs. LaPine did her undergraduate studies at the University of Utah.

     CHARLES K. DARGAN, II is our Chief Financial and Accounting Officer. Mr. Dargan was on the Board from March 1999 to July 2002; he resigned as a member of the Board effective as of July 31, 2002. Mr. Dargan was the Executive Vice President of Operations and Administration for Semotus from April 2000 to January 2001, at which time Mr. Dargan became our Chief Financial and Accounting Officer. Mr. Dargan is also currently the principal / owner of CFO911, an accounting and finance company. Prior to joining Semotus, Mr. Dargan served as a Managing Director of Corporate Finance for The Seidler Companies Incorporated, a private brokerage, investment banking and public finance firm. In addition, he was a partner and Chief Financial Officer of the investment banking firm of Ambient Capital, was a Managing Director of Corporate Finance at L.H. Friend, Weinress, Frankson & Presson, Inc., and a First Vice President at Drexel Burnham Lambert, Incorporated. His accounting and financial industry experience has made him an expert in public and private debt and equity finance, mergers and acquisitions and

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

financial management of and planning for emerging growth companies. Mr. Dargan graduated from the University of Southern California with an MBA and an MS in Finance, and possesses an A.B. in Government and Economics from Dartmouth College. He also holds accounting and finance industry certifications of Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA).

     TALIESIN (TALI) DURANT joined Semotus in August 1999 and has been our Corporate Secretary and in-house counsel since January 2000. Ms. Durant provides legal counsel for all of our corporate, financial and business matters. She also plays a crucial role in our business development and merger and acquisition strategy. Ms. Durant possesses expertise in a number of business and legal disciplines, including those related to mergers and acquisitions, technology licensing, and software development and service contracts. Further, she is experienced in providing legal counsel in the areas of small business development, securities law matters and intellectual property safeguards. Ms. Durant is a member of the California State Bar Association, having earned a Juris Doctor degree at Northwestern School of Law at Lewis and Clark College. While completing her final year of law school at Santa Clara University School of Law, Ms. Durant received the Cali Excellence for the Future Award for excellent achievement in the study of technology licensing. Ms. Durant also earned a Bachelor of Arts in Economics from Connecticut College.

     ROBERT LANZ has served on our Board and as Chairman of our Audit Committee since November of 2001. Mr. Lanz has over 35 years of accounting and management experience. Mr. Lanz is Managing Director of the Silicon Valley office of The Financial Valuation Group, a business valuation consulting and litigation services firm, Managing Partner of RAMP Partners, LLC, an accounting and financial management consulting firm, and Senior Advisor to CBIZ Northern California, an accounting and consulting firm. Mr. Lanz is a certified public accountant and a graduate of UCLA. From 1998 to 2000, he was an audit and business advisory partner with BDO Seidman, LLP, an international accounting and consulting firm, and Meredith, Cardozo, Lanz & Chiu, LLP. Mr. Lanz previously retired from KPMG LLP, after a 27-year career with that firm, where he was an audit and SEC reviewing partner. He has also served as chief financial officer of public and private companies, including a successful IPO.

     MARK WILLIAMS joined our Board on August 1, 2002. Mr. Williams has over 20 years of accounting and management experience. Mr. Williams is currently a self employed certified public accountant in the area of income tax. From 2000 to 2002 Mr. Williams was CFO and a General Partner of University Technology Ventures. Previously, from 1990 to 2000, he was a Partner at Ruzzo, Scholl and Murphy Accountancy Corporation. For eight years before that, Mr. Williams was a tax manager at Price Waterhouse. Mr. Williams is a member of the American Institute of Certified Public Accountants. Mr. Williams filed a Chapter 7 petition under the federal bankruptcy laws on September 29, 2004, which was discharged on December 29, 2004.

     LAURENCE W. MURRAY joined our Board on November 19, 2002. Mr. Murray has over 30 years of experience in finance, accounting and management. Currently, Mr. Murray is a professor of finance and international business at the University of San Francisco, as well as a consultant, specializing in corporate planning and financial strategy. Mr. Murray is also an adjunct professor of international business at the University of California, Berkeley. Mr. Murray holds a Ph.D. in economics and finance from Clark University, a M.S. in economics from the University of Missouri, and a B.A. in business from the University of Northern Iowa.

CITYTALK:
Prior to the merger, the board of directors and executive officers of Citytalk is the following:

NAME                  AGE   POSITION
----                  ---   --------

Richard J. Sullivan   68    Chairman of the Board, Chief Executive Officer and
                            Corporate Secretary
Stephen G. Keaveney   43    Director, President and Chief Accounting Officer
Edwin J. Wang         44    Director
Garret A. Sullivan    72    Director
Arthur F. Noterman    65    Director
Dr. Peter Y. Zhou     67    Director
Theodore Tedeschi     57    Director

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

     RICHARD J. SULLIVAN: Chairman of the Board of Directors, Chief Executive Officer and Corporate Secretary. Mr. Sullivan founded Citytalk in November of 2006 and has been Chairman of the Board of Directors and CEO since that time. Mr. Sullivan was previously founder, Chairman of the board of directors and Chief Executive Officer of Applied Digital Solutions, Inc. (NASDAQ:ADSX) where he executed a technology rollup completing 42 acquisitions and growing the share price from $2.50 to $18. ADSX was one of the highest volume traded stocks on NASDAQ. Mr. Sullivan was founder and Chairman of the board of directors of Digital Angel Corporation (AMEX: DOC). In 1970, he was a founding member of the management team of Manufacturing Data Systems, Inc., which listed at $7.50 per share and was sold to Schlumberger N.V. in 1980 at $65 per share.

     STEPHEN G. KEAVENEY: Director, President and Chief Accounting Officer. Mr. Keaveney has been President and a member of the Board of Directors of Citytalk since November 2006. Mr. Keaveney previously founded, built and sold, Broadworks Communications Ltd, a triple play residential broadband provider. Mr. Keaveney was a previously founding manager and shareholder of eTel Group Ltd, a corporate CLEC in Central Europe. Mr. Keaveney was a founder of Cable Management Ireland Limited (CMI), which executed a rollup strategy acquiring 28 cable TV businesses, and was acquired by Liberty Media in 1999. He was a founder of a Corporate Finance Group, Montaigne Investments. His held a position of Certified Public Accountant - Deloitte, New York City. He holds a BA in Accounting from Villanova University (1986) and an MBA in Finance from Pepperdine University, 1988-1989.

     EDWIN J. WANG: Director. Mr. Wang joined the Citytalk board in November 2006. Mr. Wang is an investment professional with twenty years of experience in private equity, technology principal investing and cross border investment banking. Mr. Wang is currently Managing Director at Zero Stage Capital, Cross Pacific Technology Partners LLC and at Asymmetry Capital LLC. At Zero Stage Capital, he has led the successful monetized turnaround and engineered structured liquidity events for numerous portfolio companies: including OuterLink Corporation (acquired by Digital Angel Corporation); Imaging Automation, Inc. (acquired by Viisage, Inc.); First Service Networks (co-investor buyout); Intersense, Inc. (company buyback); ViaCell, Inc. ($60MM IPO underwritten by CSFB and UBS); Aprilis, Inc. (pending acquisition by CrossMatch Technologies, Inc.); Axxis (acquisition by UCG/OPIS); Fletcher Spaght Ventures, L.P. (partnership interest buyout by Thomas Weisel Partners); LiveWave (acquisition by Smiths Detection Services). At Cross Pacific Technology Partners, he led successful late-stage private equity technology investment financings in Convergent Networks, Inc.; Multiplex, Inc.; UTStarcom, Inc. (UTSI:NASDAQ); and Zhone Technologies, Inc. (ZHNE:NASDAQ). Previously, he was President & CEO at SCM Investment Management Corporation and its predecessors ("SCM"), an investment manager and advisor to U.S. and Asian institutions, whose founder and Chairman are former U.S. Senator Adlai E. Stevenson, III. SCM and its affiliates manage public equity technology investments, and was investment manager for a Tier 1 Japanese property/casualty insurer. The fund's equity investment focus was technology, including communications, networking and storage sectors, with attention to special situations, including relative value, growth-at-a-reasonable-price, and event-driven risk. Prior thereto, Mr. Wang was a Director and Manager for Non-Japanese Asia cross-border and private equity investments at Credit Suisse First Boston. Among his accomplishments there was the origination, structuring, arrangement and placement of the first institutional Greater China cross-border private equity direct investment fund, the $150 million Asia Corporate Partners Fund, on behalf of China Development Corporation, one of the leading indigenous private equity investment firms in Asia. Previously, he was a Vice President, Private Placements at Drexel Burnham Lambert and an Associate in the Capital Markets Group at Lehman Brothers. He began his career in the investment business at Fidelity Management & Research Company and subsequently managed municipal bond funds for the Bank of New England Asset Management Division where he delivered top decile performance. Mr. Wang earned his B.A. degree in Economics from Columbia University and was a Visiting Fellow in Finance at the MIT Sloan School of Management under the sponsorship of the late Nobel laureate, Dr. Franco Modigliani. Mr. Wang is licensed with the NASD for Series 3, Series 7, Series 24, Series 52 and Series 63.

     GARRETT A. SULLIVAN: Director. Mr. Sullivan joined the board of Citytalk in November 2006. Mr. Sullivan was previously Vice Chairman of Applied Digital Solutions. He was previously a partner in The Bay Group, a merger and acquisition firm in New Hampshire. Mr. Sullivan is past President of Granada Hospital Group, Burlington, Massachusetts. He earned a Bachelor of Arts degree from Boston University in 1960 and an MBA from Harvard University in 1962. Mr. Sullivan is not related to Richard J. Sullivan.

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

     DR. PETER Y. ZHOU, PHD: Director. Dr. Zhou has served on Citytalk's board of directors since November 2006. Dr. Zhou is President of Sunbelt Business Advisors, Beijing, China. Previously, Dr. Zhou was Vice President, Applied Digital Solutions, Inc. (NASDAQ:ADSX), Vice President, Sentry Technology Corp. and Staff Scientist, Max Planck Institute, Germany.

     ARTHUR F. NOTERMAN: Director. Mr. Noterman joined the board of Citytalk in November 2006. Mr. Noterman is a Chartered Life Underwriter. He is President and director of P.M.G. Insurance Marketing of MA Inc. Mr. Noterman is a registered NASD broker affiliated with a Chicago, Illinois registered broker/dealer. He attended Northeastern University from 1965 to 1975 and obtained the Chartered Life Underwriters Professional degree in 1979 from The American College, Bryn Mawr, Pennsylvania.

     THEODORE TEDESCHI: Director. Mr. Tedeschi will join the board of the surviving corporation at the time of the close. Theodore Tedeschi is an attorney with experience including public and private placement of securities, corporate governance, restructuring, mergers and acquisition, private equity and venture capital. He has also worked with and consulted extensively with outside litigation counsel on business and regulatory litigation matters in the state and federal courts. Mr. Tedeschi is currently the owner of the law firm, Tedeschi & Associates. From 2004 to 2005 Mr. Tedeschi was counsel at McNamara, Koenig & McCarthy P.C. From 2002 to 2004 he was an attorney for the Israel Silberman law firm. From 1999 to 2002, Mr. Tedeschi was a partner in the law firm Eckert Seamans. Mr. Tedeschi earned his undergraduate degree in the Woodrow Wilson School of Public and International Affairs of Princeton University, and his law degree from Columbia University.

SURVIVING CORPORATION:
At the effective time of the merger, the board of directors and executive officers of the surviving corporation will be the following:

NAME                     AGE   POSITIONS
----                     ---   ---------

Richard J. Sullivan       68   Chairman of the Board and Chief Executive Officer
Stephen G. Keaveney       43   Director and President
Anthony N. LaPine         64   Director and Chief Technical Officer
Charles K. Dargan, II     51   Chief Financial and Accounting Officer
Taliesin Durant           35   Corporate Secretary
Edwin J. Wang             44   Director
Garret A. Sullivan        72   Director
Arthur F. Noterman        65   Director
Dr. Peter Y. Zhou         67   Director
Theodore Tedeschi         57   Director

     Mr. Anthony N. LaPine and Mrs. Pamela LaPine are husband and wife, and will both have employment agreements with the surviving corporation. There will be no other family relationships between any director, executive officer or significant employee of Semotus or the surviving company after the merger.

     To the knowledge of Semotus, there are no material proceedings to which any director or executive officer or any associate of any such director or executive officer of Semotus or the surviving company after the merger is a party adverse to Semotus, Citytalk or any of Citytalk's subsidiaries and no director or executive officer or any associate of any such director or executive officer of Semotus or the surviving company after the merger has a material interest adverse to Semotus, Citytalk or any of Citytalk's subsidiaries.

     Each director will serve until the 2007 annual meeting of stockholders of the surviving company.

SECTION 16(A)

     Section 16(a) of the Securities Act of 1934 requires Semotus' directors, executive officers, and any persons who own more than 10% of a registered class of Semotus' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. SEC regulation requires executive officers, directors and greater than 10% stockholders to furnish Semotus with copies of all Section 16(a) forms they file. Based solely on Semotus' review of the copies of such forms received by it, or written representations from certain reporting persons, Semotus believes that during the fiscal year ended March 31, 2006 its executive officers, directors, and greater than 10% stockholders complied with all applicable filing requirements.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF SEMOTUS

     The Board currently consists of four members. The Board held four (4) meetings during fiscal year 2006, and executed 20 unanimous consents in lieu of holding directors' meetings. Each of the directors appointed at that time attended all meetings of the Board, except Mr. Murray, who missed one meeting. During fiscal year 2006, the non-management directors have met in executive sessions without the presence of management as required from time to time.

     Upon consummation of the merger, the board of directors will include Messrs. Richard Sullivan, Stephen Keaveney, Edwin Wang, Garrett Sullivan, Peter Zhou, Arthur Noterman and Theodore Tedeschi as its members.

     Our Board has not adopted a formal policy regarding directors' attendance at our annual meeting of the stockholders. However, our directors are strongly encouraged to attend the Annual Meeting. All of our directors attended our 2006 Annual Meeting.

     The standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was formed in November of 2003. All members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are, and will be post-merger, independent directors as such term is defined in the applicable listing standards imposed by the American Stock Exchange.

AUDIT COMMITTEE. The Audit Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Lanz as its chairman. Mr. Lanz was elected to the Board and to the Audit Committee in November of 2001. The Board has considered whether the members of the Audit Committee satisfy the additional "independence" and "financial literacy" requirements for Audit Committee members as set forth in the Item 7(d)(3)(iv) of Schedule 14A and as adopted in the applicable listing standards imposed by the American Stock Exchange. The Board has concluded that all current members of the Audit Committee satisfy these heightened independence requirements. The Board has also determined that Mr. Lanz is an audit committee financial expert and is independent of management, as required under Section 407 of the Sarbanes-Oxley Act of 2002. The Board believes that Mr. Lanz is qualified to be an "audit committee financial expert".

     The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee Charter was amended in fiscal year 2005. The Audit Committee serves as the representative of the Board for the general oversight of our affairs in the area of financial accounting and reporting, and its underlying internal controls. The Audit Committee makes recommendations to the Board concerning the engagement of independent accountants; reviews with the independent accountants the plans, scope and results of the audit engagement; approves professional services provided by the independent accountants; considers the range of audit and non-audit fees; verifies that auditors are independent of management and are objective in their findings; reviews the annual CPA audit and recommendations of internal controls and related management responses; reviews the audit reports with management and the auditor; oversees the internal audit function and the accounting and financial reporting processes of our company; and monitors management's efforts to correct deficiencies described in any audit examination.

     The Audit Committee has also established procedures for (i) the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of our company concerns regarding questionable accounting or auditing matters.

     The Audit Committee held a total of five meetings during fiscal year 2006, which were attended by all of the Audit Committee members appointed at that time, except Laurence Murray who missed two audit committee meetings. A report of the Audit Committee which discusses the activities of the Audit Committee in more detail can be found on page __ of this proxy statement. The Audit Committee Charter, as amended, is available on our website at www.semotus.com, the content of which website is not incorporated by reference into, or considered a part of, this document.

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

     Upon consummation of the merger, the board of directors will appoint certain board members to the audit committee, each of whom will be an independent director under the Amex listing standards and under the SEC rules. The Audit Committee will include one independent director who will meet the qualifications of an "audit committee financial expert" in accordance with SEC rules. The purpose and the written charter of the audit committee will remain the same.

COMPENSATION COMMITTEE. The Compensation Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Murray as its chairman. All members of the Compensation Committee are independent directors, as defined under the applicable listing standards imposed by the American Stock Exchange. The Compensation Committee determines the compensation of senior executive officers (such as the Chief Executive Officer and Chief Financial Officer), subject, if the Board so directs, to the Board's further ratification of the compensation; determines the compensation for other officers or delegates such determinations to the chief executive officer; grants options, stock or other equity interests under our stock option or other equity-based incentive plans; and administers those plans and, where such plans specify, our other employee benefit plans.

     The Compensation Committee held one meeting during fiscal year 2006 and executed one unanimous consent in lieu of holding a committee meeting. A copy of the Charter of the Compensation Committee, which became effective in February of 2003, is available on our website at www.semotus.com, the content of which website is not incorporated by reference into, or considered a part of, this document.

     Upon consummation of the merger, the board of directors will appoint certain board members to the compensation committee, each of whom will be an independent director under the Amex listing standards and under the SEC rules. The purpose and the written charter of the compensation committee will remain the same.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee was formed in November of 2003. The Nominating and Corporate Governance Committee currently consists of Messrs. Lanz, Williams and Murray, with Mr. Williams as its chairman. All members of the Nominating and Corporate Governance Committee are independent directors, as defined under the applicable listing standards imposed by the American Stock Exchange.

     The Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become board members, in determining the composition of the board of directors and its committees, in monitoring a process to assess board effectiveness and in developing and implementing our corporate governance guidelines.

     The Nominating and Corporate Governance Committee held one meeting during fiscal year 2006. A copy of the Charter of the Nominating and Corporate Governance Committee, which became effective in November of 2003, is available on our website at www.semotus.com, the content of which website is not incorporated by reference into, or considered a part of, this document.

         Upon consummation of the merger, the board of directors will appoint certain board members to the nominating and corporate governance committee, each of whome will be an independent director under the Amex listing standards and under the SEC rules. The purpose and the written charter of the Nominating and Corporate Governance Committee will remain the same.

DIRECTOR NOMINEE CRITERIA AND PROCESS

     The Nominating and Corporate Governance Committee is responsible for reviewing and recommending nominees to the Board, which is responsible for approving director candidates for nomination by the Board. The Nominating and Corporate Governance Committee unanimously recommended the nominees for election to the Board for the 2006 Annual Meeting. The Committee's objective, pursuant to its charter, is to assist the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing our corporate governance guidelines.

     In considering director candidates, the Committee will consider, among other things, those individuals who have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. Our Nominating and Corporate Governance Committee did not pay a third party to identify or evaluate potential nominees in fiscal 2005 or with respect to the current slate. However, the Committee will take suggestions from many sources, including, but not limited to, stockholders or third-party search firms.

STOCKHOLDER NOMINATIONS FOR DIRECTORS

     Our stockholders may submit candidates for consideration as director nominees. All candidate submissions must comply with the requirements of our certificate of incorporation and bylaws, as well as the requirements of the Securities Exchange Act of 1934. Our Bylaws contain certain time limitations and procedures for stockholder nominations of directors. Any stockholder who intends to bring before an annual meeting of stockholders any nomination for director shall deliver a written notice to the Secretary of our company setting forth specified information with respect to the stockholder and additional information as would be required under Regulation 14A under the Exchange Act and Rule 14a-8 for a proxy statement used to solicit proxies for such nominee. In general, the notice must be delivered not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year's mailing date of the annual meeting's proxy statement.

INDEPENDENCE OF DIRECTORS

     Semotus currently does and will continue to comply with the rules of the American Stock Exchange, or the Amex, in determining whether a director is independent. The board of directors of Semotus also will consult with counsel to ensure that the board's determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Amex listing standards define an "independent director" generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment.

COMMUNICATION WITH THE BOARD OF DIRECTORS

     A stockholder who wishes to communicate with Semotus' board of directors or specific individual directors, including the independent directors as a group, may do so by directing a written request addressed to such director or directors in care of Semotus' Secretary, at the address appearing on page 7 of this proxy statement. The Secretary will forward all stockholder communications other than communications that are not properly directed or are frivolous, to the board of directors or specific individual directors as requested in the communication.

DIRECTOR COMPENSATION

     Except for discretionary grants of stock options, our directors are not compensated for their services as directors. Directors who are employees are eligible to participate in our equity incentive plan. In fiscal year 2006, we did not grant any additional options to any directors.

     The following table identifies all stock options that we have granted to our current non-employee directors since June 1996.

                           NUMBER OF
NON-EMPLOYEE           SHARES UNDERLYING    EXERCISE          GRANT DATE /
  DIRECTOR                OPTIONS (#)       PRICE ($)       EXPIRATION DATE
  --------                -----------       ---------       ---------------

Robert Lanz                10,000 (1)        $ 0.15      11/5/2001 / 11/5/2006
                           10,000 (2)        $ 0.15       6/3/2002 / 6/3/2007
                           30,000 (3)        $ 0.14      2/24/2003 / 2/24/2008
                           10,000 (3)        $ 0.24      11/5/2004 / 11/5/2008
Mark Williams              10,000 (4)        $ 0.15       8/1/2002 / 8/1/2007
                           10,000 (3)        $ 0.12       4/1/2003 / 4/1/2008
                           10,000 (3)        $ 0.24      11/5/2004 / 11/5/2008
Laurence Murray            10,000 (5)        $ 0.17     11/19/2002 / 11/19/2007
                           10,000 (3)        $ 0.14      2/24/2003 / 2/24/2008
                           10,000 (3)        $ 0.24      11/5/2004 / 11/5/2008
--------------

(1) These options were repriced on November 6, 2001, May 16, 2002 and again on October 23, 2002, and are all exercisable as of March 31, 2003.

(2) These options were repriced on October 23, 2002, and vest as to 50% one year from the date of grant, or on June 3, 2003, and the remaining 50% vest one year thereafter, or on June 3, 2004.

(3) These options vest monthly as to 1/24th for two years and have an exercise price equal to the closing market price on the date of grant.

(4) These options are all immediately exercisable as of the grant date, and were repriced on October 23, 2002.

(5) These options are all immediately exercisable as of the grant date, and have an exercise price equal to the closing market price on the date of grant, November 19, 2002.

     The following table summarizes data concerning the compensation of our directors for the calendar year ended December 31, 2006.

                              DIRECTOR COMPENSATION

                 FEES                                       NONQUALIFIED
                EARNED                        NON-EQUITY      DEFERRED
                OR PAID   STOCK    OPTION   INCENTIVE PLAN  COMPENSATION   ALL OTHER
                IN CASH   AWARDS   AWARDS    COMPENSATION     EARNINGS    COMPENSATION    TOTAL
    NAME          ($)      ($)      ($)           ($)            ($)          ($)          ($)
------------------------------------------------------------------------------------------------
Robert Lanz        -        -        -             -              -            -            -
                   -        -        -             -              -            -            -
Mark Williams      -        -        -             -              -            -            -
                   -        -        -             -              -            -            -
Laurence Murray    -        -    3,800(1)          -              -            -
                   -        -        -             -              -            -            -
                   -        -        -             -              -            -            -

(1) On June 1, 2006, we issued 20,000 options to purchase shares of our common stock under our 2005 Stock Option Plan to Mr. Murray for service on our board of directors. The value was determined using the closing market price of $0.19 on the date of grant.

     It has not yet been determined how much compensation the surviving company's chairman or other directors will receive post-merger. It is reasonably anticipated that board members will be reimbursed for reasonable travel expenses incurred in connection with their attendance at a board or committee meeting.

EXECUTIVE COMPENSATION

     The following table summarizes the total compensation paid to, earned or received by our Named Executive Officers, who are the Chief Executive Officer and our four other most highly compensated executive officers during the last calendar year ending December 31, 2006 and the last two fiscal years ending March 31, 2006 and 2005.


                           SUMMARY COMPENSATION TABLE

                                                                          NON-EQUITY    NONQUALIFIED
                                                                          INCENTIVE       DEFERRED
   NAME AND                                       STOCK                     PLAN        COMPENSATION   ALL OTHER
   PRINCIPAL     YEAR      SALARY     BONUS       AWARDS       OPTION    COMPENSATION    EARNINGS     COMPENSATION
   POSITION       (1)       ($)        ($)          ($)       AWARDS($)       ($)           ($)           ($)        TOTAL($)
-----------------------------------------------------------------------------------------------------------------------------
Anthony          2007     220,000       --           --             --         --           --          15,392(2)    235,392
LaPine,
Chairman and     2006     234,000       --           --             --         --           --          15,392(2)    249,392
Chief
Executive        2005     216,000       --           --             --         --           --          15,341(3)    231,341
Officer
-----------------------------------------------------------------------------------------------------------------------------
Pamela LaPine,   2007     138,800       --           --             --         --           --          12,000(4)    150,800
President
                 2006     120,800       --           --             --         --           --          12,000(4)    132,800

                 2005     112,050       --           --             --         --           --          11,969(4)    124,019
-----------------------------------------------------------------------------------------------------------------------------
Vladimir         2007     111,779   10,000     1,800(7)       9,900(5)         --           --                 --    133,479
Soskov, Chief
Technical        2006     117,509       --           --      19,600(6)         --           --                 --    137,109
Officer
                 2005          --       --           --             --         --           --                 --         --
-----------------------------------------------------------------------------------------------------------------------------
Christine        2007      77,917       --     4,328(7)             --         --           --                 --     82,245
Odero, Vice
President of     2006     108,087       --     3,492(8)      42,000(9)         --           --                 --    153,579
Engineering
                 2005          --       --           --             --         --           --                 --         --
-----------------------------------------------------------------------------------------------------------------------------
Umair Khan,      2007      51,122       --     7,990(7)      1,730(10)         --           --                 --     60,842
Chief
Operating        2006     143,905       --    14,278(8)    106,400(11)         --           --                 --    264,583
Officer
                 2005          --       --           --             --         --           --                 --         --
-----------------------------------------------------------------------------------------------------------------------------

     o Year 2007 runs from January 1, 2006 to December 31, 2006. Years 2006 and 2005 are our fiscal years, running from April 1st to March 31, 2006 and 2005, respectively.

     o Represents company-paid life insurance premiums of $3,392 and an automobile allowance of $12,000.

     o Represents company-paid life insurance premiums of $3,392 and an automobile allowance of $11,949.

     o    Represents automobile allowances and/or mileage reimbursements.

     o On October 16, 2006, we granted Vladimir Soskov 100,000 options to purchase shares of our common stock under our 2005 Stock Option Plan at a price of $0.14/share.

     o On June 23, 2005 we granted Vladimir Soskov 70,000 warrants to purchase shares of our common stock at a price of $0.39/share.

     o On June 23, 2006, we granted shares of restricted common stock to certain named executive officers as follows: Mr. Khan - 44,391; Ms. Odero - 24,047 shares and Mr. Soskov - 10,000 shares. On June 23, 2006, these shares had the following values, based on the closing price of our common stock of $0.18 per share on the date of grant, as reported by Amex: Mr. Khan - $7,990; Ms. Odero - $4,328 and Mr. Soskov
          - $1,800.

     o On June 23, 2005 we granted shares of restricted common stock to certain named executive officers as follows: Ms. Odero - 8,953 shares and Mr. Khan - 36,609 shares. All such shares vested immediately. If we were to pay dividends on our common stock, the holders of the restricted shares would be eligible to receive such dividends. The values shown in the above table are based on the closing price of $0.39 per share for our common stock on the date of grant, June 23, 2005, as reported by Amex.

     o On June 23, 2005 we granted Christine Odero 150,000 warrants to purchase shares of our common stock at a price of $0.39/share. Ms. Odero has resigned effective September 15, 2006. These warrants expired on Oct 15, 2006.

     o Mr. Kahn has resigned effective May 5, 2006. On May 8, 2006 we granted Umair Kahn 10,000 non-qualified stock options to purchase shares of our common stock under our 2005 Stock Option Plan at a price of $0.25/share as part of his appointment to our Advisory Board.

     o On June 23, 2005 we granted Umair Kahn 380,000 warrants to purchase shares of our common stock at a price of $0.39/share. These warrants expired on June 5, 2006.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

     Semotus entered into a three-year employment agreement with Anthony LaPine, our CEO, which became effective on May 1, 1996, and was extended to May 1, 2005. The agreement automatically renews for one year terms unless notice is provided by either party. As of May 1, 2006, no notice had been given by either party, and therefore, the agreement automatically renewed for an additional one year term ending May 1, 2007. According to the agreement, Mr. LaPine receives a base salary of $240,000 per year, plus discretionary increases in conformity with Semotus' standard review procedure. As of March 31, 2006 Mr. LaPine took a voluntary salary reduction in the amount of $24,000 per year. Mr. LaPine is also given a car allowance that is not to exceed $1,000 a month. Mr. LaPine receives health, dental and vision insurance, but contributes the same percentage towards the monthly premium as all of our employees. If we terminate Mr. LaPine's employment agreement prior to the end of the current term for reasons other than disability, or if Mr. LaPine terminates the agreement for "good reason" as defined in the agreement, we are required to continue paying the salary and other benefits for the duration of the term of the agreement.

     Upon consummation of the merger, the surviving company will enter into employment agreements with the following key employees: Richard Sullivan, Steve Keaveney, Anthony LaPine and Pamela LaPine. The material terms of each of these employment agreements have not yet been determined, except for Anthony LaPine's and Pamela LaPine's agreements. As part of the merger agreement, the surviving company will enter into a three year employment agreement with Anthony LaPine which is attached to this proxy statement as ANNEX C and incorporated into this proxy statement by reference. The employment agreement will provide that (i) Mr. LaPine is paid an annual salary of $240,000 for each year of the employment agreement and (ii) that, in the event the surviving company is acquired or dissolves during the term of the employment agreement, Mr. LaPine will receive any remaining amounts due under the employment agreement. The surviving company will also enter into a one-year employment agreement with Pamela LaPine. No other terms of Mrs. LaPine's employment agreement are provided in the merger agreement, nor have they been determined yet.

Outstanding Equity Awards at Calendar Year-End

                                             Option Awards                                           Stock Awards
                -------------------------------------------------------------------  -------------------------------------------
                                                                                                                       Equity
                                                                                                            Equity    Incentive
                                                                                                           Incentive    Plan
                                                                                                             Plan      Awards:
                                                                                                  Market    Awards:   Market or
                                                 Equity                                 Number    Value     Number     Payout
                                                Incentive                                of        of         of      Value of
                                                  Plan                                  Shares    Shares   Unearned   Unearned
                                                 Awards:                              or Units  or Units   Shares,    Shares,
                  Number of     Number of       Number of                                of        of      Units or   Units or
                  Securities    Securities      Securities                              Stock     Stock     Other      Other
                  Underlying    Underlying      Underlying                              That      That      Rights     Rights
                  Unexercised   Unexercised     Unexercised   Option                    Have      Have      That       That
                    Options       Options        Unearned     Exercise     Option       Not       Not      Have Not   Have Not
                      (#)           (#)          Options       Price     Expiration    Vested    Vested    Vested     Vested
   Name           Exercisable  Unexercisable       (#)          ($)         Date         (#)       ($)       (#)        (#)
--------------------------------------------------------------------------------------------------------------------------------
Anthony Lapine      370,000        --               --          0.17     01/12/2010       --        --        --         --
                    300,000        --               --          0.17     03/05/2011       --        --        --         --
                     81,000        --               --          0.17     05/16/2012       --        --        --         --
                    125,215        --               --          0.35     05/16/2013       --        --        --         --
                    274,785        --               --          0.35     05/16/2013       --        --        --         --
                     9,329         --               --          0.41     07/24/2013       --        --        --         --
                     90,671        --               --          0.41     07/24/2013       --        --        --         --

Pam Lapine           50,000        --               --          0.17     01/12/2010       --        --        --         --
                     50,000        --               --          0.17     12/27/2010       --        --        --         --
                    200,000        --               --          0.17     03/05/2011       --        --        --         --
                     35,000        --               --          0.17     05/16/2012       --        --        --         --
                     40,000        --               --          0.41     07/24/2013       --        --        --         --

Vladimir Soskov        --        100,000            --          0.14     10/17/2016       --        --        --         --
                     70,000        --               --          0.39     06/23/2015       --        --        --         --

Umair Khan            6,666        3,334            --          0.25     05/08/2016       --        --        --         --


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

SEMOTUS:

The following table sets forth information, as of December 31, 2006, regarding shares of Semotus common stock held by persons known to Semotus to be the beneficial owners of more than five percent of Semotus common stock based upon information publicly filed by such persons:

                                              AMOUNT AND
                                              NATURE OF
                                              BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER          OWNERSHIP         CLASS
                                              ----------      ----------
(1) Southridge Partners LP                     5,188,500          15%
(2) Anthony LaPine                             2,654,000           8%

-----------------
(1) This information is based on a Schedule 13G filed with the SEC on June 12, 2006, regarding ownership as of June 7, 2006. In addition, Southridge Partners LP owns 2,388,500 warrants to purchase shares of our common stock at $0.30 per share; however, these warrants were not exercisable until November 16, 2006, and therefore these warrants were not included in the
     Schedule 13G but are included in the table above.
(2) This information is based on a Schedule 13G filed with the SEC on February 13, 2007, regarding ownership as of December 31, 2006.

CITYTALK:
The following table sets forth information regarding shares of Citytalk's common stock held by persons known to Semotus to be the beneficial owners of more than five percent of Citytalk's common stock based upon information received from
Citytalk:

                                              AMOUNT AND
                                              NATURE OF
                                              BENEFICIAL      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER          OWNERSHIP        CLASS
                                              ----------      ----------
Anthony LaPine                                 5,000,000        16.6%
Michael Hanlon                                 2,250,000(1)      7.5%
William Faulkner                               2,000,000(1)      6.6%

-----------------
(1) Based on information provided to us by Citytalk.

SURVIVING CORPORATION:

The following table sets forth information regarding shares of the surviving company's common stock held by persons who would be the beneficial owners of more than five percent of the surviving company's common stock assuming that the merger and the transactions contemplated thereby have been consummated as of December 31, 2006:

                                                       AMOUNT AND
                                                       NATURE OF
                                                       BENEFICIAL       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                   OWNERSHIP        OF CLASS
------------------------------------                   ----------       --------
Stephens Investor Group                                          (1)       60%

Current Semotus Shareholders                                     (2)       10%

------------------
(1) This is an approximation; Based on information provided to us by Citytalk.
(2) Based on the terms and conditions as set forth in the merger agreement.


             SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

SEMOTUS:

The following table sets forth, as of December 31, 2006, information known to Semotus about the beneficial ownership of Semotus common stock by each of its named executive officers and directors and all of the directors and executive officers as of December 31, 2006 as a group.


                                                       AMOUNT AND
                                                       NATURE OF
                                                       BENEFICIAL       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER * (1)             OWNERSHIP        OF CLASS
------------------------------------------             ----------       --------
NAMED EXECUTIVES
Anthony LaPine                                          2,844,000 (2)       8%
Pamela LaPine                                           2,844,000 (3)       8%
Vladimir Soskov                                            80,000 (4)      **%

INDEPENDENT DIRECTORS
Mark Williams                                              29,167 (5)      **%
Laurence W. Murray                                         44,033 (6)      **%
Robert Lanz                                                59,167 (5)      **%

All Officers and Directors as a Group (__ Persons)      3,819,634 (7)      11%


* Unless otherwise indicated, all addresses are c/o Semotus Solutions, Inc., 718 University Ave., Suite 202, Los Gatos, CA 95032.

**   Less than 1%

(1) This table is based upon information supplied by the named executive officers and directors, including filings with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in these notes and subject to the community property laws where applicable, each of the listed stockholders has sole and investment power with respect to the shares shown as beneficially owned by such stockholder. The number of shares and percentage of beneficial ownership includes shares of common stock issuable pursuant to stock options and warrants held by the person or group in question, which may be exercised or converted on December 31, 2006 or within 60 days thereafter.

(2) Includes 1,025,000 shares of common stock and exercisable options to purchase 1,391,000 of common stock owned directly by Mr. LaPine. Also includes 3,000 shares of common stock and exercisable options to purchase 425,000 shares of common stock owned by Mr. LaPine's wife, Pamela LaPine, President of Semotus, as set forth below.

(3) Includes 3,000 shares of common stock and exercisable options to purchase 425,000 shares of common stock owned directly by Pamela LaPine. Also includes 1,025,000 shares of common stock and exercisable options to purchase 1,391,000 shares of common stock owned directly by Mrs. LaPine's husband, Anthony LaPine,Chief Executive Officer of Semotus, as set forth above.

(4) Includes exercisable warrants to purchase 70,000 shares of common stock and 10,000 shares of restricted common stock.

(5)  Comprised of exercisable options to purchase shares of common stock.

(6) Includes exercisable options to purchase 40,833 shares of common stock and 3,200 shares of common stock owned directly by Mr. Murray.

(7) Includes the shares listed above as beneficially owned by the above listed Named Executive Officers and Independent Directors, and 763,267 shares of common stock underlying currently exercisable options held by other executive officers of Semotus.

      Semotus has entered into the merger agreement described in this proxy statement, which will result in a change in control of Semotus.

CITYTALK:

The following table sets forth as of December 31, 2006, information about the beneficial ownership of Citytalk's common stock by all executive officers and directors and all of the directors and executive officers as a group, based on information provided from Citytalk:

                                                       AMOUNT AND
                                                       NATURE OF
                                                       BENEFICIAL       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER * (1)             OWNERSHIP        OF CLASS
------------------------------------------             ----------       --------
NAMED EXECUTIVES
Richard J. Sullivan                                    15,000,000         49.8%
Stephen G. Keaveney                                     2,250,000          7.5%
INDEPENDENT DIRECTORS
Garret A. Sullivan                                        250,000           **%
Arthur F. Noterman                                        250,000           **%
Dr. Peter Y. Zhou                                         250,000           **%
Theodore Tedeschi                                              --           --
All Officers and Directors as a Group (9 Persons)      22,000,000(2)        70%

------------------

* Unless otherwise indicated, all addresses are c/o Citytalk, 777 South Flagler Drive, Suite 800, West Tower, Palm Beach, Florida 33401.

**   Less than 1%

(1) This table is based upon information supplied by the named executive officers and directors. Unless otherwise indicated in these notes and subject to the community property laws where applicable, each of the listed stockholders has sole and investment power with respect to the shares shown as beneficially owned by such stockholder.

(2) Includes the shares listed above as beneficially owned by the above listed Named Executive Officers and Independent Directors.

SURVIVING CORPORATION:

The following table sets forth information about the beneficial ownership of the surviving company's common stock by the named executive officers and directors and all of the directors and executive officers as a group assuming that the merger and the transactions contemplated thereby have been consummated as of December 31, 2006:

                                                       AMOUNT AND
                                                       NATURE OF
                                                       BENEFICIAL       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER * (1)             OWNERSHIP        OF CLASS
------------------------------------------             ----------       --------
NAMED EXECUTIVES
Richard J. Sullivan                                   208,534,510          15%
Stephen G. Keaveney                                    31,327,285           2%
Anthony N. LaPine                                      72,355,504(2)        5%
Charles K. Dargan, II                                     437,000(3)       **%

INDEPENDENT DIRECTORS
Garret A. Sullivan                                      3,349,952          **%
Arthur F. Noterman                                      3,349,952          **%
Dr. Peter Y. Zhou                                       3,349,952          **%
Theodore Tedeschi                                              --          --
All Officers and Directors as a Group (9 Persons)     376,929,307(4)       28%
----------------------

* Unless otherwise indicated, all addresses are c/o Citytalk, Inc., 777 South Flagler Drive, Suite 800, West Tower, Palm Beach, Florida 33401.

**   Less than 1%

(1) This table is based upon information supplied by the named executive officers and directors, including filings with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in these notes and subject to the community property laws where applicable, each of the listed stockholders has sole and investment power with respect to the shares shown as beneficially owned by such stockholder. The number of shares and percentage of beneficial ownership includes shares of common stock issuable pursuant to stock options and warrants held by the person or group in question, which may be exercised or converted on December 31, 2006 or within 60 days thereafter.

(2) Includes 69,511,504 shares acquired through Mr. LaPine's ownership in Citytalk; also includes 1,025,000 shares of common stock and exercisable options to purchase 1,391,000 of common stock owned directly by Mr. LaPine; also includes 3,000 shares of common stock and exercisable options to purchase 425,000 shares of common stock owned by Mr. LaPine's wife, Pamela LaPine, the VP of Sales of the Semotus business unit.

(3) Includes 437,000 currently exercisable options to purchase shares of our common stock. (4) Includes the shares listed above as beneficially owned by the above listed Named Executive Officers and Independent Directors, and 3,349,952 shares of common stock underlying currently exercisable options held by other executive officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Upon consummation of the merger, the surviving corporation will enter into employment agreements with the following key employees: Richard Sullivan, Steve Keaveney, Anthony LaPine and Pamela LaPine. The material terms of each of these employment agreements have not yet been determined, except for Anthony LaPine's and Pamela LaPine's agreements. As part of the merger agreement, the surviving company will enter into a three year employment agreement with Anthony LaPine, which is attached to this proxy statement as ANNEX C and incorporated into this proxy statement by reference. The employment agreement will provide that (i) Mr. LaPine is paid an annual salary of $240,000 for each year of the employment agreement and (ii) that, in the event the surviving company is acquired or dissolves during the term of the employment agreement, Mr. LaPine will receive any remaining amounts due under the employment agreement. The surviving company will also enter into a one-year employment agreement with Pamela LaPine. No other terms of Mrs. LaPine's employment agreement are provided in the merger agreement, nor have they been determined yet.

     On November 1, 2006, Mr. Richard Sullivan, Citytalk's Chairman and CEO, has personally invested US$225,000 into Semotus. The investment was taken in the form of a promissory note (the "Convertible Promissory Note") which may be converted by Mr. Sullivan at his discretion at any time into restricted common shares of Semotus at a conversion price of ten cents ($0.10) per share, for a total of 2,250,000 shares. The unpaid principal shall accrue interest at 8% per annum and all unconverted principal and interest is due and payable on November 1, 2008. We did not incur any placement agent fees or expenses for this $225,000 investment. The issuance of the underlying shares is dependent upon the American Stock Exchange's approval. These funds are being used to increase our sales and marketing efforts and for other general working capital purposes.

     Effective January 2005 we entered into an independent contractor agreement with a company located in Pakistan to provide us with certain engineering services. This Pakistani company is partially owned by Mr. Umair Khan, who was our Chief Operating Officer from December 14, 2005 to May 5, 2006 and who was the Chairman and President of Clickmarks, Inc., one of our wholly owned subsidiaries, from 1999 until May 5, 2006. Mr. Khan is currently on our Advisory Board and as of June 30, 2006 holds 81,000 shares of our restricted common stock.

         Effective May 1, 1996, Semotus entered into a three year employment agreement with our Chief Executive Officer, Anthony LaPine. This agreement was extended to May 1, 2004. The agreement automatically renews for one year terms unless notice is provided by either party. As of May 1, 2006, no notice had been given by either party, and therefore, the agreement has automatically renewed for an additional one year term ending May 1, 2007.

                          DESCRIPTION OF CAPITAL STOCK

     Currently, Semotus is authorized to issue 150,000,000 shares of $.01 par value common stock and 5,000,000 shares of $.001 par value preferred stock. As of December 1, 2006, 35,570,599 shares of Semotus common stock were issued and outstanding.

     If Proposal 2 regarding the reverse stock split does not become effective and if Proposal 3 regarding an increase in the number of authorized shares of common stock does, then we would have 1,500,000,000 shares of authorized common stock. If the reverse stock split becomes effective, and if Proposal 3 regarding an increase in the number of authorized shares of common stock is not approved by the stockholders, the number of authorized shares of common stock would decrease from the current 150,000,000 shares to between 15,000,000 and 5,000,000 shares of common stock, depending on the reverse stock split ratio implemented. If both Proposal 2 and Proposal 3 become effective, the number of authorized shares of common stock would be between 50,000,000 and 150,000,000 shares of common stock.

     Each stockholder of Semotus common stock is entitled to a pro rata share of cash distributions made to stockholders, including dividend payments. The holders of Semotus common stock are entitled to one vote for each share of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors or any other matter. Therefore, the holders of more than 50% of the shares voted for the election of those directors can elect all of the directors. The holders of Semotus common stock are entitled to receive dividends when, as and if declared by the board of directors from funds legally available therefore. Cash dividends are at the sole discretion of the board of directors. In the event of Semotus' liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of Semotus' liabilities and after provision has been made for each class of stock, if any, having any preference in relation to Semotus' common stock. Holders of shares of Semotus common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

     DIVIDEND POLICY. Semotus has never declared or paid a cash dividend on its capital stock. Semotus does not expect to pay cash dividends on the common stock in the foreseeable future. Semotus currently intends to retain its earnings, if any, for use in its business. Any dividends declared in the future will be at the discretion of the board of directors and subject to any restrictions that may be imposed by any lenders.

                          FUTURE STOCKHOLDER PROPOSALS

     Regardless of whether the merger is approved or not, Semotus or the surviving company, as applicable, plans to hold a 2007 annual meeting of stockholders.

     Under our Company's Bylaws, stockholders may propose business to be brought before an annual meeting. In order for a stockholder to submit a proposal for consideration at our annual meeting, the stockholder must fulfill the requirements set forth in our by-laws and Rule 14a-8 under the Securities Exchange Act of 1934 setting forth specified information with respect to the stockholder and additional information as would be required under Regulation 14A under the Exchange Act and Rule 14a-8 for a proxy statement used to solicit proxies for such nominee. In general, the notice must be delivered not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year's mailing date of the annual meeting's proxy statement.

     If you intend to propose any matter for action at our 2007 Annual Meeting of Stockholders and wish to have the proposal included in our proxy statement, you must submit your proposal to the Secretary of Semotus Solutions at 718 University Ave., Suite 202, Los Gatos, CA 95032, not later than 5:00 p.m. Pacific Standard Time on or before April 8, 2007. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Only then can we consider your proposal for inclusion in our proxy statement and proxy relating to the 2007 Annual Meeting. We will be able to use proxies you give us for the next year's meeting to vote for or against any stockholder proposal that is not included in the proxy statement at our discretion unless the proposal is submitted to us on or before _______, 2007.

     The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board as a whole, with non-management directors or with specified individual directors, by sending correspondence to the Secretary at 718 University Ave., Suite 202, Los Gatos, CA 95032.

                        CORPORATE GOVERNANCE INFORMATION

     Stockholders can access our corporate governance information, including our Code of Ethics for Principal Executive Office and Senior Financial Officers and the charters of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, at our website, www.semotus.com , the content of which website is not incorporated by, referenced into, or considered a part of, this document.


                                  OTHER MATTERS

     At this time, Semotus knows of no other matters to be submitted at the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

     It is important that your shares be represented at the special meeting, regardless of the number of shares which you hold. Therefore, we urge you to complete, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of Semotus at March 31, 2006 included in the proxy statement have been audited by LL Bradford, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance on such report given on the authority of such firm as experts in accounting and auditing.

                              INDEPENDENT AUDITORS

     The consolidated financial statements of NTCH, Inc. at January 31, 2006 and 2005, included in this proxy statement have been audited by Berry & Stout CPAs, Ltd., independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                       WHERE YOU CAN FIND MORE INFORMATION

     Semotus files annual, quarterly and special reports and other information with the SEC. You may read and copy any reports, statements, or other information that Semotus files with the SEC at the SEC's public reference room at the following location: 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the Securities Exchange Commission at that address. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at HTTP://WWW.SEC.GOV under the "Search for Company Filings" button.

     Information and statements contained in this proxy statement, or any annex to this proxy statement incorporated by reference in this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement or incorporated in this proxy statement by reference.

     All information contained in this document relating to Semotus has been supplied by Semotus and all such information relating to Citytalk has been supplied by Citytalk. Information provided by one does not constitute any representation, estimate or projection of the other.

     If you would like additional copies of this document or Semotus' Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, or if you have questions about the merger you should contact, orally or in writing:

                                                Ms. Tali Durant Corporate
                                                Secretary Semotus
                                                Solutions, Inc. 718
                                                University Ave., Suite 202
                                                Los Gatos, California 95032
                                                Phone: (408) 399-6120


                                  MISCELLANEOUS

     If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact:

                                                Ms. Tali Durant Corporate
                                                Secretary Semotus
                                                Solutions, Inc. 718
                                                University Ave., Suite 202
                                                Los Gatos, California 95033
                                                Phone: (408) 399-6120

     Record stockholders who have further questions about their share certificates or the exchange of their share certificates in connection with the reverse stock split should contact the exchange agent.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE MERGER PROPOSAL, THE REVERSE STOCK SPLIT PROPOSAL AND THE CHARTER AMENDMENT PROPOSAL. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED __________, 2007.

     YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT). NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ISSUANCE OF STOCK IN THE MERGER CREATES ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

     Your vote is important. To vote your shares, please complete, date, sign and return the enclosed proxy card (if you are a holder of record) or instruction card (if you were forwarded these materials by your broker or nominee) as soon as possible in the enclosed envelope.

                          INDEX TO FINANCIAL STATEMENTS


SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES
Report of Independent Registered Public Accounting Firm                      F-2
Consolidated Balance Sheets as of March 31, 2006 and
   December 31, 2006 (unaudited)                                             F-3
Consolidated Statements of Operations and Comprehensive
   Loss for the years Ended March 31, 2006 and 2005
   and the nine months ended December 31, 2006 and 2005
   (unaudited)                                                               F-4
Consolidated Statement of Stockholders' Equity (Deficit)
   for the years ended March 31, 2005 and 2006                               F-5
Consolidated Statements of Cash Flows for the years ended
   March 31, 2006 and 2005 and the nine months ended
   December 31, 2006 and 2005 (unaudited)                                    F-7
Notes to Consolidated Financial Statements for the nine
   months ended December 31, 2006 and 2005                                   F-9
Notes to Consolidated Financial Statements for the year
   ended March 31, 2006 and 2005                                            F-17

NTCH, INC. AND SUBSIDIARIES (Includes: NTCH-Colorado, Inc.,
   IAT Communication, Inc., NTCH-Idaho, Inc. and certain
   assets and liabilities of NTCH-West-Tenn, Inc.)
Report of Independent Auditors                                              F-33
Consolidated Balance Sheets as of January 31, 2006 and 2005
   and October 31, 2006 (unaudited)                                         F-34
Consolidated Statements of Operations for the years ended
   January 31, 2006 and 2005 and the nine months ended
   October 31, 2006 (unaudited)                                             F-35
Consolidated Statements of Shareholder's Equity for the
   years ended January 31, 2005 and 2006                                    F-37
Consolidated Statements of Cash Flows for the years ended
   January 31, 2006 and 2005 and the nine months ended
   October 31, 2006 (unaudited)                                             F-38
Notes to Consolidated Financial Statements                                  F-40

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Introduction to Unaudited Pro Forma Condensed Consolidated
   Financial Information                                                    F-41
Unaudited Pro Forma Condensed Consolidated Balance Sheet
   combining NTCH and Citytalk as of October 31, 2006
Unaudited Pro Forma Condensed Consolidated Balance Sheet
   combining Citytalk and Semotus as of December 31, 2006                   F-47
Unaudited Pro Forma Condensed Consolidated Statement of
   Operations combining NTCH and Citytalk for the year
   ended January 31, 2006 and the nine months ended
   October 31, 2006                                                         F-49
Unaudited Pro Forma Condensed Consolidated Statement of
   Operations combining Citytalk and Semotus for the
   year ended March 31, 2006 and the nine months ended
   December 31, 2006                                                        F-49
Notes to Unaudited Pro Forma Condensed Consolidated
   Financial Information                                                    F-53

          SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SEMOTUS SOLUTIONS, INC.:

We have audited the accompanying consolidated balance sheets of Semotus Solutions, Inc., and subsidiaries as of March 31, 2006, and the related consolidated statements of operations and comprehensive loss, shareholders' equity and cash flows for each of the two years in the period ended March 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Semotus Solutions, Inc. and subsidiaries as of March 31, 2006 and the consolidated results of their operations and their cash flows for each of the two years in the period ended March 31, 2006 in conformity with accounting principles generally accepted in the United States of America.



/s/ LL BRADFORD & COMPANY, LLC
LL BRADFORD & COMPANY, LLC
LAS VEGAS, NEVADA
MAY 24, 2006

                    SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                   DECEMBER 31,      MARCH 31,
                                      ASSETS                           2006            2006
                                                                   ------------    ------------
CURRENT ASSETS:                                                     (unaudited)
   Cash and cash equivalents                                       $    711,387    $  1,105,684
   Trade receivables (net of allowance for doubtful accounts
   of $10,168 at December 31, 2006 and $2,700 at March 31, 2006)        256,301         474,385
   Prepaid expenses and other current assets                             12,838          21,400
                                                                   ------------    ------------
          Total current assets                                          980,526       1,601,469

Property and equipment, net                                                  --           3,413
Goodwill, net                                                         3,414,575       3,414,575
Other assets                                                              5,093              --
                                                                   ------------    ------------
          Total assets                                             $  4,400,194    $  5,019,457
                                                                   ============    ============

                       LIABILITIES & SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Bank line of credit                                             $    175,308    $    250,000
   Equipment loan                                                         7,879              --
   Accounts payable                                                     165,560         394,418
   Accrued vacation                                                      54,034          84,444
   Convertible promissory note                                          140,745              --
   Other accrued liabilities                                            111,322         160,773
   Deferred revenue                                                     189,185         207,613
                                                                   ------------    ------------
          Total current liabilities                                     844,033       1,097,248
                                                                   ------------    ------------
          Total liabilities                                             844,033       1,097,248
                                                                   ------------    ------------

Commitments and contingencies


SHAREHOLDERS' EQUITY:
Common stock: $0.01 par value; authorized: 50,000,000 shares;
35,570,599 issued and 34,954,402 outstanding at December 31,
2006, and 32,219,637 issued and 31,412,344 outstanding at
March 31, 2006                                                          349,544         314,123
Additional paid-in capital                                           71,668,824      70,889,703
Accumulated other comprehensive loss                                         --         (80,427)
Accumulated deficit                                                 (68,462,207)    (67,201,190)
                                                                   ------------    ------------
          Total shareholders' equity                                  3,556,161       3,922,209
                                                                   ------------    ------------
          Total liabilities and shareholders' equity               $  4,400,194    $  5,019,457
                                                                   ============    ============

See accompanying notes to consolidated financial statements.

                    SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

                                                                                         (UNAUDITED)
                                                     YEAR ENDED MARCH 31,       NINE MONTHS ENDED DECEMBER 31,
                                                 ----------------------------   ------------------------------
                                                     2006            2005            2006            2005
                                                 ------------    ------------    ------------    ------------
Revenues                                         $  2,432,922    $  1,806,295    $  1,296,291    $  1,851,283

Cost of revenues                                      445,048         363,163         236,282         305,136
                                                 ------------    ------------    ------------    ------------
Gross profit                                        1,987,874       1,443,132       1,060,009       1,546,147

Operating expenses:
   (Exclusive of depreciation and amortization
   and stock, option and warrant expense)
   Research and development                         1,064,934         525,930         658,846         738,714
   Sales and marketing                              1,136,119         869,328         779,335         903,837
   General and administrative                       1,231,031         839,077         646,609         907,467

   Depreciation and amortization:
       Research and development                        51,827          43,930              --           7,024
       Sales and marketing                                 --              --              --              --
       General and administrative                       8,821          75,882           3,413          43,565
                                                 ------------    ------------    ------------    ------------
                                                       60,648         119,812           3,413          50,589
                                                 ------------    ------------    ------------    ------------
   Stock, option and warrant expense:
       Research and development                            --              --          10,950              --
       Sales and marketing                             35,045              --          17,387          23,600
       General and administrative                      26,786        (248,997)        176,112          17,944
                                                 ------------    ------------    ------------    ------------
                                                       61,831        (248,997)        204,449          41,544
                                                 ------------    ------------    ------------    ------------
   Total operating expenses                         3,554,563       2,105,150       2,300,647       2,642,151
                                                 ------------    ------------    ------------    ------------
      Operating income (loss)                      (1,566,689)       (662,018)     (1,240,638)     (1,096,004)

Other income (loss)                                   133,026           7,965         (28,374)         46,191
                                                 ------------    ------------    ------------    ------------
Net income (loss)                                  (1,433,663)       (654,053)     (1,261,017)     (1,049,813)
Other comprehensive income (loss) --
Translation adjustment                                 (2,083)         (4,016)           (501)         (3,360)
                                                 ------------    ------------    ------------    ------------
Comprehensive income (loss)                      $ (1,435,746)   $   (658,069)   $ (1,261,518)   $ (1,053,173)
                                                 ============    ============    ============    ============

Net income (loss) per common share:
   Basic                                         $      (0.05)   $      (0.03)   $      (0.04)   $      (0.04)
   Diluted                                       $      (0.05)   $      (0.03)   $      (0.04)   $      (0.04)

   Weighted average shares used in per share
   calculation, basic and diluted                  29,188,146      22,755,373      34,775,802      28,216,191
                                                 ============    ============    ============    ============

See accompanying notes to consolidated financial statements.

                    SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY



                                                                   COMMON STOCK            ADDITIONAL
                                                            ---------------------------     PAID-IN
                                                               SHARES         AMOUNT        CAPITAL
                                                            ------------   ------------   ------------
Balances at March 31, 2004                                    22,687,469   $    226,875   $ 68,235,881

Issuance of stock due to exercise of options and warrants         75,770            758         10,608
Issuance of stock options and warrants to consultants and
advisory board                                                        --             --         68,817
Issuance of stock for services rendered                           50,000            500         15,700
Issuance of stock in connection with the acquisition of
Expand Beyond Corporation                                      1,762,809         17,628        701,598
Compensation expense due to stock option repricing                    --             --       (334,018)
Amortization of note receivable                                       --             --             --
Foreign currency translation adjustment                               --             --             --
Net loss                                                              --             --             --
                                                            ------------   ------------   ------------
Balances at March 31, 2005                                    24,576,048        245,761     68,698,586

Issuance of stock due to exercise of options and warrants         42,917            429           7009
Issuance of stock options and warrants to consultants and
advisory board                                                        --             --         51,029
Issuance of stock for services rendered                          293,624          2,936         82,984
Issuance of stock in connection with the acquisition of
Clickmarks, Inc.                                               3,699,755         36,997      1,524,299
Issuance of stock and warrants in the private placement
financing, net of expenses of $70,000                          2,800,000         28,000        600,814
Compensation expense due to stock option repricing                    --             --       (325,244)
Foreign currency translation adjustment                               --             --             --
Net loss                                                              --             --             --
Issuance of warrants to Clickmarks employees                          --             --        250,226
                                                            ------------   ------------   ------------
Balances at March 31, 2006                                    31,412,344   $    314,123   $ 70,889,703
                                                            ============   ============   ============


See accompanying notes to consolidated financial statements.

                    SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (CONTINUED)



                                                            ACCUMULATED
                                                               OTHER
                                                            COMPREHENSIVE      NOTES        ACCUMULATED
                                                                LOSS         RECEIVABLE       DEFICIT          TOTAL
                                                            ------------    ------------    ------------    ------------
Balances at March 31, 2004                                  $    (74,328)   $    (13,498)   $(65,113,474)   $  3,261,456

Issuance of stock due to exercise of options and warrants             --              --              --          11,366
Issuance of stock options and warrants to consultants
and advisory board                                                    --              --              --          68,817
Issuance of stock for services rendered                               --              --              --          16,200
Issuance of stock in connection with the acquisition of
Expand Beyond                                                         --              --              --         719,226
Compensation expense due to stock option repricing                    --              --              --        (334,018)
Amortization of note receivable                                       --          13,498              --          13,498
Foreign currency translation adjustment                           (4,016)             --              --          (4,016)
Net loss                                                              --              --        (654,053)       (654,053)
                                                            ------------    ------------    ------------    ------------
Balances at March 31, 2005                                       (78,344)             --     (65,767,527)      3,098,476

Issuance of stock due to exercise of options and warrants
                                                                      --              --              --    $      7,438
Issuance of stock options and warrants to consultants
and advisory board                                                    --              --              --          51,029
Issuance of stock for services rendered                               --              --              --          85,920
Issuance of stock in connection with the acquisition of
Clickmarks, Inc.                                                      --              --              --       1,561,296
Issuance of stock and warrants in the private placement
financing, net of expenses of $70,000                                 --              --              --         628,814
Compensation expense due to stock option repricing                    --              --              --        (325,244)
Foreign currency translation adjustment                           (2,083)             --              --          (2,083)
Net loss                                                              --              --      (1,433,663)     (1,433,663)
Issuance of warrants to Clickmarks employees                          --              --              --         250,226
                                                            ------------    ------------    ------------    ------------
Balances at March 31, 2006                                  $    (80,427)             --    $(67,201,190)   $  3,922,209
                                                            ============    ============    ============    ============


See accompanying notes to consolidated financial statements.

                    SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 (UNAUDITED)
                                                             YEAR ENDED MARCH 31,       NINE MONTHS ENDED DECEMBER 31,
                                                         ----------------------------   ------------------------------
                                                             2006            2005            2006            2005
                                                         ------------    ------------    ------------    ------------
Cash flows from operating activities:
   Net income (loss)                                     $ (1,433,663)   $   (654,053)   $ (1,261,017)   $ (1,049,813)

   Adjustments to reconcile net loss to net cash used
   in operating activities:
      Depreciation and amortization                            60,648         119,812           9,158          50,589
      Compensation expense related to stock, stock
        options and warrants issued for services               61,831        (248,997)        204,449          41,544
      Amortization of note receivable, net                         --          13,498         (49,334)             --
      Non-cash settlement of liabilities                       21,688              --          80,928          (9,146)

   Changes in assets and liabilities net of acquired
   assets and liabilities due to acquisitions:
      Accounts and other receivables                         (189,578)        (21,744)        218,084        (184,394)
      Prepaid expenses and other assets                        33,347          42,933             352          31,041
      Accounts payable                                        156,256          45,991        (177,033)        (38,988)
      Accrued expenses and other current liabilities          (41,618)         20,895         (75,194)        (64,855)
      Deferred revenue                                         (8,057)          5,047         (18,428)          7,554
                                                         ------------    ------------    ------------    ------------
   Net cash used in operating activities                   (1,339,146)       (676,618)     (1,068,035)     (1,216,468)
                                                         ------------    ------------    ------------    ------------
Cash flows from investing activities:
      Cash acquired for stock in acquisitions                 120,442         399,319              --         120,442
                                                         ------------    ------------    ------------    ------------
   Net cash provided by (used in) investing activities        120,442         399,319              --         120,442
                                                         ------------    ------------    ------------    ------------
Cash flows from financing activities:
   Proceeds from bank line of credit                          250,000              --         (74,692)             --
   Net proceeds from Southshore financing                     628,814              --         515,000              --
   Net proceeds from Bathgate financing                            --              --              --         628,814
   Proceeds from exercise of options and warrants               7,438          11,366              --           7,438
   Sullivan note payable                                           --              --         225,000              --
   Equipment loan                                                  --              --           8,931              --
                                                         ------------    ------------    ------------    ------------
   Net cash provided by (used in) financing activities        886,252          11,366         674,239         636,252
                                                         ------------    ------------    ------------    ------------
   Effect of exchange rate changes on cash                      2,890         (15,873)           (501)          1,537
                                                         ------------    ------------    ------------    ------------
   Net decrease in cash and cash equivalents                 (329,562)       (281,806)       (394,297)       (458,237)
   Cash and cash equivalents, beginning of year             1,435,246       1,717,052       1,105,684       1,435,246
                                                         ------------    ------------    ------------    ------------
   Cash and cash equivalents, end of year                $  1,105,684    $  1,435,246    $    711,387    $    977,009
                                                         ============    ============    ============    ============

See accompanying notes to consolidated financial statements.

                    SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)


                                                                                                 (UNAUDITED)
                                                             YEAR ENDED MARCH 31,       NINE MONTHS ENDED DECEMBER 31,
                                                         ----------------------------   ------------------------------
                                                             2006            2005            2006            2005
                                                         ------------    ------------    ------------    ------------
SUPPLEMENTAL CASH FLOW DISCLOSURE:

Cash paid for interest                                   $      2,911    $      3,638    $      6,543    $      2,594
                                                         ============    ============    ============    ============
Cash paid for income taxes                               $      3,439    $      2,077    $      3,444    $      3,912
                                                         ============    ============    ============    ============
Gross proceeds as part of the private placement
financing                                                $    700,000    $         --    $         --    $         --
                                                         ============    ============    ============    ============
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
FINANCING ACTIVITIES:

Non-cash purchase consideration for the acquisition of
   Expand Beyond through the issuance of common stock    $         --    $    719,226    $         --    $         --
                                                         ============    ============    ============    ============
Non-cash purchase consideration for the acquisition of
   Clickmarks through the issuance of common stock       $  1,561,297    $         --    $         --    $  1,561,297
                                                         ============    ============    ============    ============
Common stock issued for services                               96,668          16,200          38,902          54,347
                                                         ============    ============    ============    ============
Non-cash value of warrants issued as part of the
   private placement financing                           $    425,112    $         --    $         --    $    425,112
                                                         ============    ============    ============    ============
Non-cash value of warrants issued as part of the
   investment bank's fees for the private placement
   financing                                             $     98,159    $         --    $         --    $     98,159
                                                         ============    ============    ============    ============
Non-cash compensation expense (reversal) due to
variable accounting for repriced stock options           $   (325,244)   $   (334,018)   $         --    $   (238,241)
                                                         ============    ============    ============    ============

Deferred tax asset related to stock option grants        $         --    $         --    $      5,093    $         --
                                                         ============    ============    ============    ============
Assets acquired for stock, and liabilities assumed,
in Expand Beyond acquisition:
   Assets acquired                                                 --    $    439,746              --              --
   Goodwill                                                        --         430,021              --              --
   Fair value of assets                                            --         869,767              --              --
   Liabilities assumed                                             --         150,541              --              --
                                                         ============    ============    ============    ============
Assets acquired for stock, and liabilities assumed, in
Clickmarks acquisition:
   Assets acquired                                       $    216,853    $         --    $         --    $    203,766
   Goodwill                                                 1,554,413              --              --       1,585,247
   Fair value of assets                                     1,771,266              --              --       1,789,013
   Liabilities assumed                                        209,970              --              --        (227,716)
                                                         ============    ============    ============    ============
Beneficial conversion feature                                      --              --    $     90,000    $         --
                                                         ============    ============    ============    ============

See accompanying notes to consolidated financial statements.

                    SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED DECEMBER 31, 2006 AND 2005

1.  FORMATION AND BUSINESS OF THE COMPANY:
Semotus(R) Solutions, Inc. ("We" or "Our"), changed its name from Datalink.net, Inc. as of January 11, 2001. We were originally named Datalink Systems Corporation, and we were formed under the laws of the State of Nevada on June 18, 1996. On June 27, 1996, we went public through an acquisition of a public corporation, Datalink Communications Corporation ("DCC"), which was previously Lord Abbott, Inc., a Colorado corporation formed in 1986. In the June 27, 1996 acquisition of DCC, we issued 3,293,064 shares of our $0.01 par value Common Stock to the holders of 100% of the outstanding Common Stock of DCC, and DCC became our wholly owned subsidiary. As a part of the transaction, we acquired a Canadian corporation, DSC Datalink Systems Corporation, incorporated in Vancouver, British Columbia, now named Semotus Systems Corporation.

We are a leading provider of enterprise application software connecting employees to critical business systems, information, and processes. We help mobile employees make better and faster decisions, increase customer satisfaction, and improve efficiencies in their business processes for shorter sales and service cycles. Our wireless software products and services include the HipLink(R)XS family of software, the Global Market Pro family of software and services, the PocketAdmin and PocketDBA software from Expand Beyond, and the technology and software solutions from Clickmarks. Our enterprise application software and services provide mobility, convenience, and efficiency and improve profitability. These software solutions provide immediate mobile access and control of business-critical software applications, databases, networks and servers.

2.  BASIS OF PRESENTATION
The accompanying condensed consolidated financial statements include the accounts of Semotus Solutions, Inc. and its subsidiaries. The condensed consolidated balance sheet as of December 31, 2006, the condensed consolidated statements of operations and comprehensive loss for the three and nine months ended December 31, 2006 and 2005, and the condensed consolidated statements of cash flows for the nine months ended December 31, 2006 and 2005 have been prepared by us, without audit and in accordance with the instructions to Form 10-QSB and Regulation SB. In the opinion of our management, all adjustments (including normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and nine month periods ended December 31, 2006 are not necessarily indicative of the results that may be expected for the year ending March 31, 2007. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. We believe that the disclosures provided are adequate to make the information presented not misleading. These consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes included in our Annual Report on Form 10-KSB for the year ended March 31, 2006.

The preparation of condensed consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

The consolidated financial statements include the accounts of Semotus Solutions, Inc. and our wholly owned subsidiaries: Expand Beyond Corporation ("Expand Beyond") and Clickmarks, Inc. ("Clickmarks"). All significant intercompany transactions and balances have been eliminated in consolidation. Expand Beyond and Clickmarks generate revenues from the sales of products and services.

3.  RECENT PRONOUNCEMENTS
In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" (FIN
48). FIN 48 prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. We are currently evaluating the impact of adopting FIN 48 on its financial statements.

In September 2006, the FASB issued FASB Statement No. 157, Fair Value Measurements (SFAS 157). The standard provides guidance for using fair value to measure assets and liabilities. The standard also responds to investors' requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. The standard applies whenever other standards require or permit assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. SFAS 157 must be adopted prospectively as of the beginning of the year it is initially applied. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We are currently evaluating the impact this standard will have on its financial statements.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements" (SAB 108). SAB 108 addresses how the effects of prior-year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires an entity to quantify misstatements using a balance sheet and income-statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. The guidance is applicable for fiscal years ending after November 15, 2006. We currently do not believe that SAB 108 will have a material impact on our financial statements.

In May 2005, the FASB issued Statement 154, "Accounting Changes and Error Corrections", which is a replacement for APB Opinion No. 20, "Accounting Changes" and FASB statement No. 3 "Reporting Accounting Changes in Interim Financial Statements". This Statement requires retrospective application to prior periods' financial statements of changes in accounting principles, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this Statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. The Statement is effective for fiscal years beginning after December 15, 2005. The adoption is not expected to have a material effect on the Company's consolidated financial position, results of operations or cash flows.

In December of 2004, the FASB amended APB No. 29, "Accounting for Nonmonetary Transactions", which is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in the original Opinion 29, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption did not have a material effect on the Company's consolidated financial position, results of operations or cash flows.

4.  STOCK-BASED COMPENSATION

On April 1, 2006, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), "Share-Based Payment," requiring the Company to recognize expense related to the fair value of its employee stock option awards. The Company recognizes the cost of all share-based awards on a straight line vesting basis over the vesting period of the award. Total stock compensation expense recognized by the Company during the three and nine months ended December 31, 2006 was $32,187 and 204,449, respectively.

Prior to April 1, 2006, the Company accounted for its stock option plans under the recognition and measurement provisions of APB Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations, as permitted by SFAS No. 123, "Accounting for Stock-Based Compensation." Effective April 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123(R), using the modified-prospective-transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to, but not yet vested as of April 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS No. 123, and (b) compensation cost for all share-based payments granted subsequent to April 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123(R). Results for prior periods have not been restated.

As a result of adopting SFAS 123(R) on April 1, 2006, the Company's loss and net loss for the nine month period ended December 31, 2006, was $26,597 lower than if the Company had continued to account for share-based compensation under Opinion 25. Basic and diluted earnings per share for the three and nine month periods ended December 31, 2006 would have been $(0.01) and $(0.04), if the Company had not adopted SFAS No. 123(R). Prior to the adoption of SFAS No. 123(R), the Company presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows in the Statement of Cash Flows. Beginning on April 1, 2006 the Company changed its cash flow presentation in accordance with SFAS No. 123(R) which requires the cash flows resulting from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options (excess tax benefits) to be classified as financing cash flows.

The Company has estimated the fair value of its option awards granted after April 1, 2006 using the Black-Scholes option valuation model that uses the assumptions noted in the following table. Expected volatilities are based on the historical volatility of the Company's stock. The Company uses actual data to estimate option exercises, forfeitures and cancellations within the valuation model. The expected term of options granted is 4 years and represents the period of time that options granted are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

Black-Scholes -Based Option Valuation Assumptions                         2007
-------------------------------------------------                       --------
Fair value of options granted during the period                         $  0.148

Expected term (in years)                                                 4 years

Expected volatility                                                       95.68%

Weighted average volatility                                               95.68%

Expected dividend yield                                                       --

Risk-free rate                                                             4.94%


The Company estimated the fair value of its option awards granted prior to April 1, 2006 using the Black-Scholes option-pricing formula. The Black-Scholes option pricing model was used with the following weighted-average assumptions for grants made in the following fiscal years:


Black-Scholes Option Valuation Assumptions          2006       2005       2004
                                                  --------   --------   --------
Fair value of options granted during the period   $   0.25   $   0.27   $   0.38

Expected term (in years)                              4          4          4

Expected volatility                                95-103%   104-141%    89-173%

Expected dividend yield                              --         --         --

Risk free rate                                       4.18%      3.14%      2.51%

The following table illustrates the effect on net income and earnings per share if the Company had applied the fair value recognition provisions of SFAS 123 "Accounting for Stock-Based Compensation," to options granted under the Company's stock option plans during the three and nine month periods ended December 31, 2005. For purposes of this pro forma disclosure, the value of the options is amortized to expense on a straight line vesting basis over a 4 year vesting period and forfeitures are recognized as they occur. The Company's pro forma information follows for the three and nine months ended December 31, 2005:

                                        THREE MONTHS ENDED   NINE MONTHS ENDED
                                         DECEMBER 31, 2005   DECEMBER 31, 2005
                                           ------------        ------------
Net income (loss), as reported             $   (259,147)       $ (1,049,813)

Total stock-based employee compensation
expense determined under intrinsic value
based method for all awards and variable
accounting for repriced options                (157,040)           (238,241)

Total stock-based employee compensation
expense determined under fair value
based method for all option awards, net
of related tax effects                          (32,760)            (92,776)

Pro forma net income (loss)                $   (448,947)       $ (1,380,830)

Basic earnings per share as reported       $      (0.01)       $      (0.04)

Basic earnings per share pro forma         $      (0.01)       $      (0.05)

Diluted earnings per share as reported     $      (0.01)       $      (0.04)

Diluted earnings per share pro forma       $      (0.01)       $      (0.05)



The following table summarizes the stock option transactions for the quarter ended December 31, 2006 based upon a closing stock price of $0.13 per share as of December 31, 2006:

                                                     Weighted
                                                      Average       Aggregate
Stock Options                          Shares          Price     Intrinsic Value
------------------------------       ----------      --------    ---------------
Outstanding at October 1, 2006        3,712,177        0.27            --

Granted                               1,010,000        0.15            --

Exercised                                    --          --            --

Forfeited                               (78,539)       0.26            --

Expired                                      --          --            --

Outstanding at December 31, 2006      4,643,638        0.25            --

Exercisable at December 31, 2006      3,228,949        0.26            --



There were no options exercised in the third quarter ended December 31, 2006 or December 31, 2005.

Effective October 23, 2002, our Board of Directors approved the repricing of most of the options under our 1996 Stock Option Plan, as amended, with exercise prices ranging from $0.22 to $0.84 per share held by most of the employees (including executive officers) and Board members. In light of the reductions in work force and salary reductions, our Board of Directors deemed it advisable to reprice the options to provide a retention incentive for the remaining employees. The option grants were repriced to an exercise price of $0.15 per share (the current fair market value of our common stock as of the reprice date) and an exercise price of $0.17 per share (110% of the fair market value at the date of reprice) for those persons owning more than 10% of the voting power of all classes of stock. All grants maintained their existing vesting schedule. This is deemed to be a repricing under FIN 44 and resulted in variable plan accounting.

A $0.14 per share decrease in the closing stock price on December 31, 2005 from the closing stock price on March 31, 2005 resulted in an offset to the compensation expense of $157,040 and $238,241 to be recognized in the three and nine months ended December 31, 2005, respectively.


5.  EARNINGS PER SHARE (EPS) DISCLOSURES
In accordance with SFAS No. 128 "Earnings per Share" (EPS), we report Basic and Diluted EPS as follows: Basic EPS is computed as net income (loss) divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants and other convertible securities. Common equivalent shares are excluded from the computation of net loss per share if their effect is anti-dilutive.

For the three and nine months ended December 31, 2006 and 2005, 10,201,049 and 6,979,460 potential shares, respectively, were excluded from the shares used to calculate diluted EPS as their effect is anti-dilutive.


6.  BANK LINE OF CREDIT
On September 30, 2004, we entered into a loan and security agreement with a medium sized local bank. As of December 31, 2006, there was an outstanding balance of $175,308 under this line of credit. The line of credit has an interest rate of 0.5 of one percentage point above the prime rate (8.25% as of December 31, 2006), but in no event shall the interest rate be less than 4.75%. The line of credit was renewed on August 23, 2006 for one year so that the line of credit terminates on July 27, 2007, when all advances are immediately due and payable. On October 11, 2005, we entered into an Amendment to the loan and security agreement discussed above. This Amendment increased the maximum amount allowed to be advanced up to 80% of our eligible accounts receivable, including accounts receivable from two of our subsidiaries, Clickmarks and Expand Beyond, or $150,000, whichever is less. On March 17, 2006, we entered into an Amendment to the loan and security agreement discussed above, which increased the maximum amount allowed to be advanced up to $350,000.


7.  ACQUISITIONS
We made no acquisitions in the fiscal quarter ended December 31, 2006.

In the quarter ended June 30, 2005, we acquired Clickmarks, Inc. In exchange for 100% of Clickmarks' issued and outstanding capital stock we issued 4,107,982 shares of our common stock to the stockholders of Clickmarks as of the close of the acquisition, June 23, 2005. 15% of these shares are being held in escrow, and may be used by us for indemnification purposes related to the acquisition. Through the acquisition of Clickmarks, we acquired $203,766 in fair value of assets and recorded $1,585,247 in goodwill. Separate from the merger agreement, as a hiring and retention incentive and in lieu of issuing stock options under the Company's stock option plan, Semotus issued warrants to this group of employees to purchase up to a total of 1,000,000 shares of Semotus common stock at an exercise price of $0.39 per share, which was the closing price of Semotus' stock on June 23rd, the date the acquisition closed and their date of hire, vesting over a one year period and having a ten year term. These warrants have a total value of $279,692. Semotus has also issued an aggregate of 70,646 shares of restricted common stock to some of these Clickmarks employees at the time of acquisition and issued an aggregate of 88,438 shares of restricted common stock to some of these Clickmarks employees at their annual anniversary with Semotus.

In connection with the acquisition of Clickmarks, Semotus paid a finder's fee to Bathgate Capital Partners, LLC of $48,750, all of which was paid by the issuance of 137,324 shares of common stock. Bathgate Capital Partners, LLC was retained by Semotus on May 27, 2004 as a financial advisor to assist Semotus in seeking and evaluating potential business combinations, and was granted warrants to purchase up to 45,000 shares of Semotus common stock immediately exercisable at an exercise price of $0.34 per share, the closing price on May 27, 2004, with a five year term and containing certain registration rights.

Through the acquisition of Clickmarks, we acquired a patented Presentation Level Integration (PLI) technology which enables rapid creation of composite applications and web services out of existing backend systems, which may be delivered via web, portal, and mobile front-ends.

The condensed financial information for the fiscal quarters ended June 30, 2005 and 2004 and pro forma combined financial information as of June 30, 2005 was discussed in our SEC Form 8-K/A filing that was filed on September 6, 2005 and in our SEC Form 10-KSB for the fiscal year ended March 31, 2006, filed on June 28, 2006.


8.  EQUITY PRIVATE PLACEMENT
We closed an equity private placement of $560,000 on May 16, 2006. Under the terms of the private placement, we sold to Southshore Capital Fund, Ltd. and Southridge Partners, LP an aggregate of 3,294,118 shares of common stock at $0.17 per share and 2,810,000 share purchase warrants. Each warrant entitles the holder to purchase an additional share of common stock at a price of $0.30 per share until May 16, 2011. These warrants became exercisable on November 16, 2006. We incurred no placement agent fees, but after payment of expenses in the amount of $45,000, we received net proceeds of $515,000. These funds are being used to increase our sales and marketing efforts and for other general working capital purposes.


9. AMEX DEFICIENCY LETTER
We received a deficiency letter from the American Stock Exchange (Amex) dated July 14, 2006, advising that, based upon its review of our financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, we are not in compliance with Amex' continued listing requirements. Specifically, we are not in compliance with Section 1003(a)(iii) of the Amex Company Guide, because our stockholders' equity is less than $6,000,000 and we sustained losses from continuing operations and/or net losses in our five most recent fiscal years.

We submitted a compliance plan to Amex in August of 2006 which outlines our plans to regain compliance with Amex' continued listing requirements. Since that time, we have provided updates and amendments to our original compliance plan. The plan was approved on November 15, 2006. Therefore, our listing is being continued pursuant to an extension period that will end concurrent with the closing of the merger with Citytalk, Inc. The merger is currently expected to close by March 31, 2007. To maintain our listing, we are subject to periodic review by AMEX staff during this extension period. If Semotus does not make progress consistent with the plan, the AMEX will initiate delisting proceedings pursuant to Section 1009 of the AMEX Company Guide.

10.  SEMOTUS SYSTEMS CORPORATION
As part of our ongoing emphasis on financial responsibility and the streamlining of operations, we have closed our Vancouver, Canada facility. On September 20, 2006, our Canadian subsidiary company, Semotus Systems Corporation, filed a notice of bankruptcy in the District of British Columbia, Canada. The majority of our engineering, and research and development efforts are now being handled offshore by an independent contractor.

We accounted for the Semotus Systems Corporation bankruptcy filing in accordance with FAS 146, "Accounting for Costs Associated with Exit or Disposal Activities." A trustee fee of $2,672 was incurred in the three months ended September 30, 2006 to complete the bankruptcy filing. This fee is reflected in the general and administrative expenses line item in our income statement for the nine months ended December 31, 2006. No other one time or cumulative costs were incurred, paid or otherwise settled as part of the shut down of Semotus Systems Corporation.

Certain liabilities and assets in the amounts of $56,490 and $7,156, respectively, were discharged in the bankruptcy filing and the net result was a gain of $49,334. We booked the cumulative translation loss of $80,928 in the quarter ending September 30, 2006.


11. CONCENTRATIONS OF CREDIT RISK:
Two customers accounted for 29% of our accounts receivable, and six customers accounted for 58% of our accounts receivable at December 31, 2006. We did not have a high concentration of credit risk in the same period in the previous fiscal year.


12. INVESTMENT AGREEMENT AND CONVERTIBLE PROMISSORY NOTE
We signed an investment agreement dated November 13, 2006 with an individual investor, Richard Sullivan, Citytalk's Chairman and CEO, relating to an investment of US$225,000 (the "Investment Agreement"). The investment was taken in the form of a promissory note (the "Convertible Promissory Note") which may be converted by Mr. Sullivan at his discretion at any time into restricted common shares of Semotus at a conversion price of ten cents ($0.10) per share, for a total of 2,250,000 shares. The closing price of Semotus' common stock on November 13, 2006 was $0.14 per share, thereby creating a beneficial conversion feature in the Convertible Promissory Note. Applying EITF 00-27, "Application of Issue 98-5 to Certain Convertible Instruments", the beneficial conversion feature is calculated to be $84,255 (net of accretion of $5,745). The Convertible Promissory Note is recorded net of the beneficial conversion feature and the discount will be amortized over the life of the Convertible Promissory Note. The unpaid principal shall accrue interest at 8% per annum and all unconverted principal and interest is due and payable on November 1, 2008. We will incur no placement agent fees or expenses for this $225,000 investment. The issuance of the underlying shares is dependent upon the American Stock Exchange's approval. These funds will be used to increase our sales and marketing efforts and for other general working capital purposes.


13. MERGER AGREEMENT
We entered into a definitive Agreement and Plan of Reorganization on November 10, 2006 with Citytalk, Inc. (Citytalk), relating to the merger of Citytalk with and into Semotus, with Semotus as the surviving corporation of the merger (the "Merger Agreement"). In the Merger Agreement, we have agreed to acquire 100% of the issued and outstanding capital stock of Citytalk for 418,744,000 shares of Semotus Solutions' common stock. On a fully diluted basis, taking into consideration our outstanding stock, and assuming the exercise of all our warrants and vested stock options, we would have approximately 46,500,000 common shares outstanding. Therefore, the issuance of 418,744,000 common shares to Citytalk will result in Semotus' shareholders owning approximately 10% of the combined corporation upon the close of the merger.

The agreement is subject to Semotus' stockholders approval, Citytalk's stockholders approval, the American Stock Exchange's approval and other closing conditions, including the acquisition by Citytalk of three other companies, NTCH Colorado, Inc., NTCH Idaho, Inc. and NTCH Tennessee, Inc. (collectively, "NTCH"), and an investment of at least $60,000,000 into Citytalk. Citytalk is a merger vehicle created to acquire tower infrastructure and flat rate cellular operations in key markets in the continential United States. If the merger with Citytalk does close, we have agreed to pay a placement fee to the placement agent, Bathgate Capital Partners, LLC in the form of $150,000 and 2,000,000 shares of restricted common stock.


14. SUBSEQUENT EVENTS
We have signed an investment agreement dated February 1, 2007, by and among Semotus and an individual investor, Miro Knezevic and Gail L. Knezevic, Co-Trustees, Knezevic Family Trust dated June 30, 1992, relating to a cash investment of US$200,000 (the "Investment Agreement"). The investment was taken in the form of a promissory note (the "Convertible Promissory Note") which may be converted by the investor at his discretion at any time into restricted common shares of Semotus at a conversion price equal to the lesser of (a) ten cents ($0.10) per share and (b) a fifteen percent (15%) discount from the closing price of our common stock calculated using the average closing price over ten consecutive trading days immediately preceding the date the investor gives us a conversion notice, and with a floor which is not to exceed a total maximum potential issuance of 3,557,060 shares. Additionally, during the time period beginning from February 1, 2007 and ending on the earlier of (a) the date the investor gives us a conversion notice and (b) February 1, 2009, if we issue common stock or securities convertible or exercisable into stock at a price that is less than the conversion price, then, we shall reduce a certain number of the investor's shares from the conversion price to an adjusted price, in proportion to the number of securities we actually issue at the adjusted price. The unpaid principal shall accrue interest at 10% per annum and all unconverted principal and interest is due and payable on February 1, 2009. We will incur no placement agent fees or expenses for this investment. The issuance of the underlying shares is dependent upon the American Stock Exchange's approval. These funds will be used to increase our sales and marketing efforts and for other general working capital purposes. As part the investment, we agreed to file a registration statement with the Securities and Exchange Commission to qualify the resale of the 3,557,060 maximum total shares of common stock potentially issuable upon the conversion of the Convertible Promissory Note.

                    SEMOTUS SOLUTIONS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

1.  FORMATION AND BUSINESS OF THE COMPANY:
Semotus(R) Solutions, Inc. ("We" or "Our"), changed our name from Datalink.net, Inc. as of January 11, 2001. We were originally named Datalink Systems Corporation, and we were formed under the laws of the State of Nevada on June 18, 1996. On June 27, 1996, we went public through an acquisition of a public corporation, Datalink Communications Corporation ("DCC"), which was previously Lord Abbott, Inc., a Colorado corporation formed in 1986. In the June 27, 1996 acquisition of DCC, we issued 3,293,064 shares of our $0.01 par value Common Stock to the holders of 100% of the outstanding Common Stock of DCC, and DCC became our wholly owned subsidiary. As a part of the transaction, we acquired a Canadian corporation, DSC Datalink Systems Corporation, incorporated in Vancouver, British Columbia, now named Semotus Systems Corporation.

We are a leading provider of enterprise application software connecting employees to critical business systems, information, and processes. We help mobile employees make better and faster decisions, increase customer satisfaction, and improve efficiencies in their business processes for shorter sales and service cycles. Our wireless software products and services include the HipLinkXS family of software, the Global Market Pro family of software and services, the PocketAdmin and PocketDBA software from Expand Beyond, and the technology and software solutions from Clickmarks. Our enterprise application software and services provide mobility, convenience, and efficiency and improve profitability. These software solutions provide immediate mobile access and control of business-critical software applications, databases, networks and servers.


2.  BASIS OF PRESENTATION AND FUTURE PROSPECTS:
The accompanying consolidated financial statements include the accounts of Semotus Solutions, Inc. and our subsidiaries. The consolidated balance sheets as of March 31, 2006 and 2005, the consolidated statements of operations and comprehensive loss for the years ended March 31, 2006 and 2005, the consolidated statements of common shareholders' equity for the years ended March 31, 2006 and 2005, and the consolidated statements of cash flows for the years ended March 31, 2006 and 2005, have been prepared by us, with an audit and in accordance with the instructions to Form 10-KSB and Regulation S-K. In the opinion of our management, all adjustments (including normal recurring accruals) considered necessary for a fair presentation have been included. We believe that the disclosures provided are adequate to make the information presented not misleading.

Our management believes, after discontinuing all operations that were unprofitable, that the remaining continuing operations are sustainable and that we will have enough cash to maintain our operations over the next twelve months. Although those operations range from slightly cash positive to cash negative on a monthly basis, the overall trend toward positive cash flow is continuing. Further, with the trend toward an economic recovery, our operations should be augmented in the current fiscal year. Our continued operation is dependant on increasing sales and achieving profitability and/or obtaining sufficient long-term financing.


3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
The following summary of significant accounting policies is presented to assist the reader in understanding and evaluating the consolidated financial statements. These policies are in conformity with generally accepted accounting principles and have been applied consistently in all material respects.

PRINCIPLES OF CONSOLIDATION:

The consolidated financial statements include the accounts of Semotus Solutions, Inc. and our wholly owned subsidiaries: Semotus Systems Corporation (Canadian subsidiary), Expand Beyond Corporation ("Expand Beyond") and Clickmarks, Inc. ("Clickmarks"). All significant intercompany transactions and balances have been eliminated in consolidation. Operations of the Canadian subsidiary consist mainly of research and development and engineering on behalf of the parent. Expand Beyond and Clickmarks generate revenues from the sales of products and services.

USE OF ESTIMATES:
The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS:
We consider all highly liquid investments with original maturities of three months or less or money market funds from substantial financial institutions to be cash equivalents. We place substantially all of our cash and cash equivalents in interest bearing demand deposit accounts with one financial institution.

CONCENTRATIONS OF CREDIT RISK:
Financial instruments which potentially subject us to concentrations of risk consist principally of trade and other receivables.

In the ordinary course of business trade receivables are with a large number of customers, dispersed across a wide North American geographic base. We extend credit to our customers in the ordinary course of business and periodically review the credit levels extended to customers, estimate the collectibility and create an allowance for doubtful accounts, as needed. We do not require cash collateral or other security to support customer receivables. Provision is made for estimated losses on uncollectible accounts.

We estimate our allowance for doubtful accounts by applying estimated loss percentages against our aging of accounts receivable balances. The estimated loss percentages are updated periodically and are based on our historical write-off experience, net of recoveries. Changes to allowances may be required if the financial condition of our customers improves or deteriorates or if we adjust our credit standards for new customers, thereby resulting in write-off patterns that differ from historical experience. Historically, changes to our estimated loss percentages have not been material.

PROPERTY AND EQUIPMENT:
Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation is provided on the straight-line method over the estimated useful lives of the related assets, generally three to seven years. Amortization on capital leases is over the lesser of the estimated useful life or term of the lease if shorter, and is included in depreciation and amortization expense in the statement of operations. Ordinary course repairs and maintenance on fixed assets are expensed as incurred.

The carrying value of property and equipment is assessed annually or when factors indicating an impairment are present. In accordance with SFAS No. 144, we review our property, plant, and equipment for impairment whenever events or circumstances indicate that their carrying amount may not be recoverable. Impairment reviews require a comparison of the estimated future undiscounted cash flows to the carrying value of the asset. If the total of the undiscounted cash flows is less than the carrying value, an impairment charge is recorded for the difference between the estimated fair value and the carrying value of the asset.

LONG-TERM ASSETS / GOODWILL:
Historically, long-term assets, such as intellectual property rights and goodwill were amortized on a straight-line basis over the expected economic life of the assets. The expected useful life of those assets was five years, and was adjusted to one year as of April 1, 2002. We have adopted Statement of Financial Accounting Standards (SFAS) 141 "Business Combinations" and SFAS 142 "Goodwill and Other Intangible Assets" as of April 1, 2002. Accordingly, we no longer amortize goodwill and intangible assets with an indefinite useful life and instead assess potential impairments of such intangible assets and goodwill. The effect of the adoption of SFAS 142 resulted in the net loss for the fiscal years ended March 31, 2004 and 2003 being smaller by $432,541 and $432,541, respectively, due to not amortizing goodwill. Our management has determined that the remaining goodwill of $3,414,575 is fairly valued using the impairment tests as described in SFAS 144 and SFAS 142, which includes discounted cash flow analysis and comparable company analysis. The goodwill increased $1,554,413 in the fiscal year ended March 31, 2006 from the acquisition of Clickmarks, with the remaining amount of goodwill of $1,860,162 consisting entirely of our wireless enterprise application software products: the HipLink family of software products, which is generating current revenue and cash flow, and our recent acquisition of Expand Beyond's and Clickmarks' software applications.

Acquisitions which have been accounted for under the purchase method of accounting include the results of operations of the acquired business from the date of acquisition. Net assets of the companies acquired are recorded at their fair value to us at the date of acquisition.

FOREIGN CURRENCY TRANSLATION:
Exchange adjustments resulting from foreign currency transactions are generally recognized in operations. Adjustments resulting from translation of financial statements are reflected as a separate component of shareholders' equity. Net foreign currency transaction gains or losses are not material in any of the years presented.

STOCK BASED COMPENSATION:
We have adopted the provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and SFAS No. 148, "Accounting for Stock-Based Compensation, Transition and Disclosure." Under these standards, companies are encouraged, but not required, to adopt the fair value method of accounting for employee stock-based compensation. The fair value method is required for all stock-based compensation issued to non-employees, including consultants and advisors. Under the fair value method, compensation cost relating to issuances of stock options, warrants and appreciation rights is measured at the grant date based on the fair value of the award and is recognized over the service period, which is usually the vesting period. Companies are permitted to continue to account for employee stock-based compensation under APB No. 25, "Accounting for Stock Issued to Employees," but are required to disclose pro forma net loss, stock compensation cost and earnings per share as if the fair value method has been adopted. We have elected to continue to account for stock based compensation under APB No. 25. Certain options, which have been repriced, are subject to the variable plan requirements of APB No. 25 and FASB Interpretation No. 44 "Accounting for Certain Transactions Involving Stock Compensation" ("FIN 44"), that requires we record compensation expense for changes in the fair value of our common stock when it exceeds the repriced amount.

Effective October 23, 2002, our Board of Directors approved the repricing of most of the options under our 1996 Stock Option Plan, as amended, with exercise prices ranging from $0.22 to $0.84 per share held by most of the employees (including executive officers) and Board members. In light of the reductions in work force and salary reductions, our Board of Directors deemed it advisable to reprice the options to provide a retention incentive for the remaining employees. The option grants were repriced to an exercise price of $0.15 per share (the current fair market value of our common stock as of the reprice date) and an exercise price of $0.17 per share (110% of the fair market value at the date of reprice) for those persons owning more than 10% of the voting power of all classes of stock. All grants maintained their existing vesting schedule. This is deemed to be a repricing under FIN 44 and resulted in variable plan accounting. A decrease in the closing stock price on March 31, 2006 from the closing stock price on March 31, 2005 resulted in an offset of $325,244 and $334,018 to the compensation expense to be recognized in the fiscal years ended March 31, 2006 and 2005, respectively. Increases or decreases in our stock price will continue to be recognized in the future for outstanding vested repriced options if the stock price continues to be above the revised exercise price of the options.

We have adopted the disclosure only provisions of SFAS 123. Accordingly, no compensation expense has been recognized for employee fixed awards options. Had compensation expense been determined based on the fair value at the grant dates for awards under these plans consistent with the method of SFAS 123, the Company's net loss in fiscal years ended March 31, 2006 and 2005 would have been adjusted to the pro forma amounts indicated below:

                                                                       FISCAL YEARS ENDED
                                                                             MARCH 31,
                                                                   ----------------------------
                                                                       2006            2005
                                                                   ------------    ------------
    Net income (loss), as reported                                 $ (1,433,663)   $   (654,053)

    (Less) add: Total stock-based employee compensation expense
    (reversal) determined under intrinsic value based method for
    all awards and variable accounting for repriced options            (325,244)       (334,018)

    Deduct: Total stock-based employee compensation expense
    determined under fair value based method for all awards            (129,429)       (127,415)
                                                                   ------------    ------------
    Pro forma net loss                                             $ (1,888,335)   $ (1,115,486)
                                                                   ============    ============

    Net loss per share:
           Basic - as reported                                     $      (0.05)   $      (0.03)
           Basic - pro forma                                       $      (0.06)   $      (0.05)
           Diluted - as reported                                   $      (0.05)   $      (0.03)
           Diluted - pro forma                                     $      (0.06)   $      (0.05)

The fair value of each option is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used for grants under the Plan in 2006 and 2005:

                                                 FISCAL YEARS ENDED MARCH 31,
                                              ---------------------------------
                                                  2006                 2005
                                              ------------         ------------
           Expected dividend                  $         --         $         --
           Expected life of option                 4 years              4 years
           Risk-free interest rate                   4.18%                3.14%
           Expected volatility                  95% - 103%          104% - 141%


The above pro forma disclosures are not expected to be representative of the effects on reported net income (loss) for future years.

INCOME TAXES:
Deferred income taxes have been recorded for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts using enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A 100% valuation allowance has been provided as management is unable to determine that it is more likely than not that the deferred tax assets will be realized.

REVENUE RECOGNITION:
We recognize revenues based upon contract terms and completion of the sales process. Revenue is generated from one-time software licensing fees, annual maintenance fees and monthly wireless services fees provided to enterprises and consumers. We also receive a small revenue stream from pager rentals and from professional or related services. Revenues are recognized over the service period and any revenue that relates to more than one service period is recognized ratably over those service periods. In the Hiplink, Expand Beyond and Clickmarks families of products, software is delivered to the customer and revenue is recognized upon shipment, assuming no significant obligations remain. The revenue for the maintenance fees received through these contracts are recognized ratably over the life of the maintenance contract. In the financial services, the monthly wireless services are billed in arrears and are recognized upon invoicing. For any professional or related services, revenue is generated from software engineering, training and consultation services; revenue is recognized when the engineering, training or consultation work has been performed in accordance with the contract. For consumer wireless services and pager rentals, revenue is recognized monthly upon credit card billing as the monthly service is delivered.

COST OF REVENUE:
The cost of revenue principally includes costs to obtain data feeds from various exchanges, costs of engineering development directed to specifically identified products, costs of servicing and hosting customer products, costs for pager rental or depreciation and pager airtime for those customers without their own pagers, and certain telephone, computer and other direct operational costs. The cost of revenue for professional and related services is primarily personnel costs for engineering, training and consultation work.

FAIR VALUE OF FINANCIAL INSTRUMENTS:
The carrying amount of cash and cash equivalents, receivables and payables are reasonable estimates of their fair value due to their short-term nature.

RESEARCH AND DEVELOPMENT EXPENDITURES:
Expenditures related to research, design and development of products and services are charged to product development and engineering expenses as incurred. Software development costs are capitalized beginning when a product's technological feasibility has been established and ending when a product is available for general release to customers. At March 31, 2006 and 2005 there were no capitalized software development costs as we expensed the remaining amounts at fiscal year end 2002.

BASIC AND DILUTED NET LOSS PER SHARE:
Basic net loss per share is computed using the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed using the weighted average number of common and common equivalent shares, if dilutive, outstanding during the period. Common equivalent shares consist of the incremental common shares issuable upon conversion of convertible preferred stock (using the if-converted method) and shares issuable upon the exercise of stock options and warrants (using the treasury stock method).

RECLASSIFICATIONS:
Certain reclassifications have been made to the prior year financial statements to conform to the current year presentation.

COMPREHENSIVE INCOME (LOSS):
Our policy in reporting comprehensive income (loss) is as defined in SFAS No. 130, "Reporting Comprehensive Income" and includes all changes in equity (net assets) during a period from non-owner sources. We exclude from net income
(loss) foreign currency translation adjustments, which are included in comprehensive income (loss). For the periods presented in this Form 10-KSB, foreign currency translation adjustments is the only item which affects our comprehensive income (loss).

RECENT ACCOUNTING PRONOUNCEMENTS:
In May 2005, the FASB issued Statement 154, "Accounting Changes and Error Corrections", which is a replacement for APB Opinion No. 20, "Accounting Changes" and FASB statement No. 3 "Reporting Accounting Changes in Interim Financial Statements". This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this Statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. The Statement is effective for fiscal years beginning after December 15, 2005. The adoption is not expected to have a material effect on the Company's consolidated financial position, results of operations or cash flows.

In December 2004, the FASB issued Statement 123 (revised 2004) which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award--the requisite service period (usually the vesting period). The Company files as a small business issuer and must meet the requirements of this Statement for the first interim or annual accounting period beginning after December 15, 2005. As part of its employee compensation, the Company issues stock options that have been accounted for under APB No. 25 and will need to be accounted for under the fair value method as described in this Statement. This will have a significant impact on the financial statements of the Company.

In December of 2004, the FASB amended APB No. 29, "Accounting for Nonmonetary Transactions", which is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption did not have a material effect on the Company's consolidated financial position results of operations or cash flows.


4.  ACQUISITIONS
In the quarter ended June 30, 2005, we acquired Clickmarks, Inc. In exchange for 100% of Clickmarks' issued and outstanding capital stock we issued 4,107,982 shares of our common stock to the stockholders of Clickmarks as of the close of the acquisition, June 23, 2005. 15% of these shares are being held in escrow, and may be used by us for indemnification purposes related to the acquisition. Through the acquisition of Clickmarks, we acquired $216,853 in fair value of assets, $209,970 in liabilities and recorded $1,554,413 in goodwill. Separate from the merger agreement, as a hiring and retention incentive and in lieu of issuing stock options under the Company's stock option plan, Semotus issued warrants to this group of employees to purchase up to a total of 1,000,000 shares of Semotus common stock at an exercise price of $0.39 per share, which was the closing price of Semotus' stock on June 23rd, the date the acquisition closed and their date of hire, vesting over a one year period and having a ten year term. These warrants have a total value of $279,692. We recorded approximately $245,000 in expense in the fiscal year ended March 31, 2006, related to the 1,000,000 warrants granted to the Clickmarks employees. Semotus has also issued 70,646 shares of restricted common stock to some of these Clickmarks employees, and may issue up to 129,354 additional shares of restricted common stock to some of these Clickmarks employees at or before their annual anniversary with Semotus. In connection with the acquisition of Clickmarks, Semotus paid a finder's fee to Bathgate Capital Partners, LLC of $48,750, all of which was paid by the issuance of 137,324 shares of common stock. Bathgate Capital Partners, LLC was retained by Semotus on May 27, 2004 as a financial advisor to assist Semotus in seeking and evaluating potential business combinations, and was granted warrants to purchase up to 45,000 shares of Semotus common stock immediately exercisable at an exercise price of $0.34 per share, the closing price on May 27, 2004, with a five year term and containing certain registration rights.

The following condensed financial information for the fiscal years ended December 31, 2004 and 2003 and pro forma combined financial information as of March 31, 2005 is more fully discussed in our SEC Form 8-K/A filing on September 6, 2005.

CLICKMARKS, INC.
(DOLLARS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)                               PRO FORMA                FISCAL YEARS ENDED
                                                                                      COMBINED     AS OF         DECEMBER 31,
                                                                                      MARCH 31,   JUNE 23,   --------------------
                                                                                        2005        2005       2004        2003
                                                                                      --------    --------   --------    --------
                                                                                     UNAUDITED              UNAUDITED   UNAUDITED
BALANCE SHEET DATA:
ASSETS
    Current Assets:
           Cash and cash equivalents                                                  $  1,206    $    120   $     57    $    339
           Accounts receivable, net of allowance for doubtful accounts of $13,537
               and $29,017 in 2004 and 2003, respectively                                  362          65        315         262
           Other current assets                                                             31           9         44          77
                                                                                      --------    --------   --------    --------
           Total current assets                                                          1,599         194        416         678

    Property and equipment, net                                                             42          13         85         194
    Goodwill                                                                                --       1,581         --          --
    Deposits                                                                                --          --         --          42
                                                                                      --------    --------   --------    --------
    Total assets                                                                      $  5,084    $  1,789   $    501    $    915
                                                                                      ========    ========   ========    ========
    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
    Current Liabilities:
           Bank loan                                                                  $     50          --         --          --
           Accounts payable                                                                323          13         26          36

           Accrued compensation and related benefits                                        98         178        159         168
           Deferred revenue                                                                206          37         27          41
           Other current liabilities                                                       100          --         23          75
                                                                                      --------    --------   --------    --------

           Total current liabilities                                                       777         228        235         320

    Total liabilities                                                                      777         228        235         320
                                                                                      --------    --------   --------    --------

    Stockholders' equity (deficiency):

         Series A convertible preferred stock - $0.001 par value; 1,000,000 shares authorized; 1,000,000 shares issued and outstanding in 2004 and 2003;
    liquidation preference                                                                  --          --        519         519

         Series A-1 convertible preferred stock - $0.001 par value; 800,000 shares authorized; 707,756,000 shares issued and outstanding in 2004 and
    2003; liquidation preference                                                            --          --        765         765

         Series B convertible preferred stock - $0.001 par value; 4,500,000 shares authorized; 3,025,184 shares issued and outstanding in 2004 and
    2003; liquidation preference                                                            --          --      4,654       4,654

         Series C convertible preferred stock - $0.001 par value; 11,556,217 shares authorized; 9,257,260 shares issued and outstanding in 2004 and
    2003; liquidation preference                                                            --          --     15,090      15,090

         Series D convertible preferred stock - $0.001 par value; 28,000,000 shares authorized; 22,528,269 shares issued and outstanding in 2004 and
    2003; liquidation preference                                                            --          --      4,843       4,843

         Series D-1 convertible preferred stock - $0.001 par value; 21,276,595 shares authorized; 9,152,151 shares issued and outstanding in
    2004 and 2003; liquidation preference                                                   --          --      1,062          --

         Common stock - $0.001 par value; 86,276,595 shares authorized; 7,484,873 shares issued and outstanding in 2004 and 2003; liquidation
    preference                                                                             283          --        381         381

         Common stock issued as part of acquisition                                      1,561       1,561         --          --
         Additional paid-in capital                                                     68,785          --         --          --
         Accumulated other comprehensive loss                                              (83)         --         --          --
    Accumulated deficit                                                                (66,240)         --    (27,048)    (25,657)
                                                                                      --------    --------   --------    --------
           Total stockholders' equity                                                    4,306       1,561        266         595
                                                                                      --------    --------   --------    --------

    Total liabilities and stockholders' equity                                        $  5,083    $  1,789   $    501    $    915
                                                                                      ========    ========   ========    ========


CLICKMARKS, INC.
(DOLLARS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

                                                       PRO FORMA        FISCAL YEARS ENDED
                                                        COMBINED            DECEMBER 31,
                                                        MARCH 31,    --------------------------
                                                          2005           2004           2003
                                                      -----------    -----------    -----------
                                                       UNAUDITED      UNAUDITED      UNAUDITED
INCOME STATEMENT DATA:
    Revenue                                           $ 3,538,375    $ 1,732,080    $   894,565

    Cost of revenue                                     1,873,670      1,510,507      1,732,547
                                                      -----------    -----------    -----------

    Gross profit (loss)                                 1,664,705        221,573       (837,982)
                                                      -----------    -----------    -----------
    Operating expenses:
        Research and development                        1,125,952        600,022      1,590,822
        Sales and marketing                             1,648,815        779,487      1,164,786
        General and administrative                        967,675        128,598        705,359
        Stock, option and warrant expense                (248,997)            --             --
        Depreciation and amortization                     181,685        111,342             --
                                                      -----------    -----------    -----------

           Total operating expenses                     3,675,130      1,619,449      3,460,967
                                                      -----------    -----------    -----------

    Operating income (loss)                            (2,010,425)    (1,397,876)    (4,298,949)

    Other income (expense):

        Interest income                                     3,511          3,511         16,965
        Other income and expense, net                      10,781          2,816         (4,683)
                                                      -----------    -----------    -----------

           Total interest and other income                 14,292          6,327         12,282

    Net loss before extraordinary item                 (1,996,133)    (1,391,549)    (4,286,667)

    Extraordinary item - Loss on expropriation of
    assets by payroll service                                  --             --        (95,643)
                                                      -----------    -----------    -----------

    Net loss                                           (1,996,133)    (1,391,549)    (4,382,310)
    Other comprehensive income (loss) - Translation
    adjustment                                             (4,016)            --             --
                                                      -----------    -----------    -----------

    Comprehensive loss                                $(2,000,149)   $(1,391,549)   $(4,382,310)
                                                      ===========    ===========    ===========

In the fiscal year ended March 31, 2005, we acquired Expand Beyond Corporation. We issued 1,910,961 shares of our common stock to the stockholders of Expand Beyond as of the close of the acquisition, March 28, 2005. 10% of these shares are being held in escrow, and may be used by us for indemnification purposes related to the acquisition. Additional shares may be issued if certain revenue targets are met at the first and/or second annual anniversary of the close of the acquisition. In connection with the acquisition, Semotus paid a finder's fee to Bathgate Capital Partners, LLC of $45,786, of which $10,000 was paid in cash and the balance was paid by the issuance of 42,944 shares of common stock. Bathgate Capital Partners, LLC was retained by Semotus on May 27, 2004 as a financial advisor to assist Semotus in seeking and evaluating potential business combinations, and was granted warrants to purchase up to 45,000 shares of Semotus common stock immediately exercisable at an exercise price of $0.34 per share, the closing price on May 27, 2004, with a five year term and containing certain registration rights. Expand Beyond's products and services are additional enterprise wireless messaging and communications software applications, including PocketDBA and PocketAdmin. These software solutions provide immediate mobile access and control of business-critical software applications, databases, networks and servers. This solves the vulnerabilities of relying on on-call staff, which may require 30 to 40 minutes to relocate to the home or office, by giving employees the tools to respond immediately from the field. A range of products allow for the secure real-time management of Oracle, SQL Server, Teradata, Windows Active Directory, Exchange, servers and more from mobile devices including BlackBerry, Palm, Pocket PC, laptops, smartphones, and desktops.

The following condensed financial information for the fiscal years ended December 31, 2004 and 2003 and pro forma combined financial information as of March 31, 2005 is more fully discussed in our SEC Form 8-K/A filing on June 9, 2005.

EXPAND BEYOND CORPORATION
(DOLLARS IN THOUSANDS EXCEPT SHARE AND PER
SHARE DATA)

                                                          PRO FORMA                          FISCAL YEARS ENDED
                                                           COMBINED         AS OF                DECEMBER 31,
                                                           MARCH 31,       MARCH 28,     ----------------------------
                                                             2005            2005            2004            2003
                                                         ------------    ------------    ------------    ------------
                                                           UNAUDITED                       UNAUDITED       UNAUDITED
BALANCE SHEET DATA:
    Current Assets:
           Cash                                          $      1,436    $        389    $        633    $      1,818
           Accounts receivable                                    220              15              23             197
           Inventory, prepaid expenses and other
             current assets                                        45              16              19              37
                                                         ------------    ------------    ------------    ------------
                 Total current assets                           1,701             420             675           2,052

    Property, equipment and software:
           Property and equipment, net                             41              19             143             297
           Goodwill, net                                        1,860             430              --              --
           Software development costs, net                          9              --              95             196
                                                         ------------    ------------    ------------    ------------
                 Total property, equipment and software         1,910             449             238             493

    Other assets                                                   --              --               5              56
                                                         ------------    ------------    ------------    ------------
                 Total assets                            $      3,611             869    $        918    $      2,601
                                                         ============    ============    ============    ============

    Current Liabilities:
           Accounts payable                              $        223    $        102    $         12    $         71
           Accrued expenses                                        58               6              13             168
           Deferred revenue                                       179              42              61             232
           Other current liabilities                               52              --               1               5
                                                         ------------    ------------    ------------    ------------
                 Total current liabilities                        512             150              87             476
                                                         ------------    ------------    ------------    ------------

    Convertible preferred stock:

           Series A convertible preferred stock,
             $0.0001 par value; 6,000,000 shares
             authorized; 5,619,903 shares issued and
             outstanding at December 31, 2004 and 2003
             (liquidation preference of $2.00 per share)           --              --          11,151          11,151

           Series B convertible preferred stock,
             $0.0001 par value; 2,500,000 shares
             authorized; 1,665,909 shares issued and
             outstanding at December 31, 2004 and 2003
             (liquidation preference of $2.00 per share)           --              --           3,624           3,624

    Shareholders' deficit:

           Common stock, $0.0001 par value; 17,500,000
             shares authorized and 4,751,108 issued and
             outstanding at December 31, 2004 and 2003            246              --               1               1

           Common stock issued as part of acquisition             719             719              --              --

           Additional paid-in capital                          67,979              --            (502)           (502)

           Accumulated other comprehensive loss                   (78)             --              --              --

           Accumulated deficit                                (65,767)             --         (13,443)        (12,149)
                                                         ------------    ------------    ------------    ------------
                 Total stockholders' deficit                    3,099             719         (13,944)        (12,650)
                                                         ------------    ------------    ------------    ------------
                 Total liabilities, convertible preferred
                   stock and stockholders' deficit       $      3,611    $        870    $        918    $      2,601
                                                         ============    ============    ============    ============


EXPAND BEYOND CORPORATION                                 PRO FORMA           FISCAL YEARS ENDED
(DOLLARS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)     COMBINED              DECEMBER 31,
                                                           MARCH 31,     ----------------------------
                                                             2005            2004            2003
                                                         ------------    ------------    ------------
                                                           Unaudited       Unaudited       Unaudited
INCOME STATEMENT DATA:
    Revenue                                              $      2,108    $        302    $        530
    Cost of revenues                                              495             132             137
               Gross margin                                     1,613             170             393

    Expenses:
        Research and development                                  850             324           1,069
        Sales and marketing                                     1,048             179           1,754
        General and administrative                              1,807             968           1,720
        Stock, option and warrant expense                          --              --              --
        Depreciation and amortization                            (249)             --              --
                                                         ------------    ------------    ------------
                                                                  120              --              --
               Total expenses                                   3,576           1,471           4,543
                                                         ------------    ------------    ------------

    Loss from operations                                       (1,963)         (1,301)         (4,150)

    Interest income, net                                            7               7              25
                                                         ------------    ------------    ------------
    Other income                                                    8              --              --
               Total interest and other income                     15               7              25

    Net loss                                             $     (1,948)   $     (1,294)   $     (4,125)
    Other comprehensive income (loss) - Translation                (4)             --              --
     adjustment
        Comprehensive loss                               $     (1,952)   $     (1,294)   $     (4,125)


5.  IMPAIRMENT OF LONG-LIVED ASSETS AND GOODWILL
At March 31, 2006 and 2005, we determined that the carrying value of our remaining goodwill and other intangibles from continuing operations are recoverable. Our management determined that the remaining goodwill of $3,414,575

(net of accumulated amortization of $727,058) is fairly valued using the impairment tests as described in SFAS 121, SFAS 142 and SFAS 144, which includes discounted cash flow analysis and comparable company analysis. This remaining amount of goodwill consists entirely of our wireless enterprise application software product lines, the HipLink family of software products, which is generating current revenue and cash flow, and our recent acquisitions of Expand Beyond's and Clickmarks' software applications. We will continue to analyze the recoverability of our long-lived assets and goodwill, and assess the need to record impairment losses when impairment indicators are present.


6.  BANK LINE OF CREDIT
On September 30, 2004 we entered into a loan and security agreement with a medium sized local bank. As of March 31, 2006, there was $250,000 outstanding under this line of credit. Effective as of March 17, 2006, the maximum amount allowed to be advanced is $350,000. The line of credit has an interest rate of
0.5 of one percentage point above the prime rate, but in no event shall the interest rate be less than 4.75%. The line of credit was renewed on July 29, 2005 for one year so that the line of credit terminates on July 28, 2006, when all advances are immediately due and payable. On October 11, 2005 we entered into an Amendment to the loan and security agreement discussed above. This Amendment increased the maximum amount allowed to be advanced up to 80% of our eligible accounts receivable, including accounts receivable from two of our subsidiaries, Clickmarks and Expand Beyond, or $150,000, whichever is less. On March 17, 2006 we entered into an Amendment to the loan and security agreement discussed above, which increased the maximum amount allowed to be advanced up to $350,000.


7.  PROPERTY AND EQUIPMENT
Property and equipment is comprised of the following:

                                                                  MARCH 31,
                                                         ----------------------------
                                                             2006            2005
                                                         ------------    ------------
    Furniture and fixtures ...........................   $    347,164    $    344,796
    Computers, and other office equipment ............      1,983,958       1,312,489
    Capitalized equipment leases .....................        415,361          49,400
    Leasehold improvements ...........................        143,416         139,460
    Software .........................................      1,102,771         705,565
                                                         ------------    ------------
                                                            3,992,670       2,551,710
    Less accumulated depreciation and amortization ...     (3,989,257)     (2,501,437)
                                                         ------------    ------------
                                                         $      3,413    $     50,273
                                                         ============    ============

Depreciation and amortization expense related to the above assets was $60,648 and $119,812 for the fiscal years ended March 31, 2006 and 2005, respectively


8.  CAPITAL LEASES
We did not enter into any new capital leases during the fiscal year ended March 31, 2006 or 2005. In the fiscal year ended March 31, 2004, we elected to pay off all of our outstanding capital leases. We therefore have no future capital lease payments.


9.  CONVERTIBLE PREFERRED STOCK
Under our Articles of Incorporation, as amended in February 1998, we are authorized to issue 5,000,000 shares of preferred stock. 2,740,000 shares have been designated as Series A preferred stock, of which no shares are outstanding as of March 31, 2006, and 769,231 have been designated as Series B preferred stock, of which no shares are outstanding as of March 31, 2006.


10. COMMON SHAREHOLDERS' EQUITY
Under our Articles of Incorporation, as amended in June 1999, we are authorized to issue 50,000,000 shares of common stock, of which 32,219,637 shares were issued and 31,327,010 shares were outstanding as of March 31, 2006; 24,767,144 shares of common stock were issued and 24,576,048 shares of common stock were outstanding as of March 31, 2005.

In the quarter ended June 30, 2005, we acquired Clickmarks, Inc. In exchange for 100% of Clickmarks' issued and outstanding capital stock we issued 4,107,982 shares of our common stock to the stockholders of Clickmarks as of the close of the acquisition, June 23, 2005. 15% of these shares are being held in escrow, and may be used by us for indemnification purposes related to the acquisition. Through the acquisition of Clickmarks, we acquired $216,853 in fair value of assets, $209,970 in liabilities and recorded $1,554,413 in goodwill. Separate from the merger agreement, as a hiring and retention incentive and in lieu of issuing stock options under the Company's stock option plan, Semotus issued warrants to this group of employees to purchase up to a total of 1,000,000 shares of Semotus common stock at an exercise price of $0.39 per share, which was the closing price of Semotus' stock on June 23rd, the date the acquisition closed and their date of hire, vesting over a one year period and having a ten year term. These warrants have a total value of $279,692. We recorded approximately $245,000 in expense in the fiscal year ended March 31, 2006, related to the 1,000,000 warrants granted to the Clickmarks employees. Semotus has also issued 70,646 shares of restricted common stock to some of these Clickmarks employees, and may issue up to 129,354 additional shares of restricted common stock to some of these Clickmarks employees at or before their annual anniversary with Semotus. In connection with the acquisition of Clickmarks, Semotus paid a finder's fee to Bathgate Capital Partners, LLC of $48,750, all of which was paid by the issuance of 137,324 shares of common stock. Bathgate Capital Partners, LLC was retained by Semotus on May 27, 2004 as a financial advisor to assist Semotus in seeking and evaluating potential business combinations, and was granted warrants to purchase up to 45,000 shares of Semotus common stock immediately exercisable at an exercise price of $0.34 per share, the closing price on May 27, 2004, with a five year term and containing certain registration rights.

On November 14, 2005, we closed an equity private placement of US$700,000. Under the terms of the private placement, we sold an aggregate of 700,000 Units, consisting of 2,800,000 shares of common stock at $0.25 per share and 1,400,000 share purchase warrants. Each warrant entitles the holder to purchase an additional share of common stock at a price of $0.50 per share until September 30, 2008. 720,000 of these warrants are not exercisable until May 14, 2006. In connection with the private placement, we paid a placement fee to the placement agent, Bathgate Capital Partners, of $56,000, and issued 420,000 share purchase warrants exercisable at $0.30 per share at a value of $98,159. After payment of expenses in the amount of $14,000 and placement fees, we received net proceeds of approximately $630,000. These funds will be used to increase our sales and marketing efforts and for other general working capital purposes.

In addition, during the fiscal year ended March 31, 2006, we issued 293,624 shares and 125,000 warrants to purchase shares of our common stock to various third party suppliers of services.

During the fiscal year ended March 31, 2005, in connection with the acquisition of Expand Beyond that closed on March 28, 2005, we issued 1,910,961 shares of common stock to Expand Beyond's shareholders. 10% of these shares (191,096) are being held in escrow, and may be used by us for indemnification purposes related to the acquisition. We may also issue additional shares at the end of the second annual anniversary of the close of the transaction, pursuant to an earn-out arrangement as set forth in the Merger Agreement with Expand Beyond. No additional shares were issued at the end of the first annual anniversary of the close of the transaction because the revenue target was not met. As part of the employment of Mr. Ari Kaplan as President of Expand Beyond, we issued Mr. Kaplan warrants to purchase up to 400,000 shares of common stock at an exercise price equal to $0.37 per share, which was the closing price of our common stock on his date of hire, March 28, 2005, vesting over a three year period and having a ten year term. However, Mr. Kaplan is no longer employed by the Company, effective as of June of 2005, and consequently only 122,222 warrants vested and are exercisable until June of 2006, after which they expire. In connection with the acquisition of Expand Beyond, we issued 42,944 shares of common stock to Bathgate Capital Partners, LLC. Bathgate was also issued warrants to purchase up to 45,000 shares of common stock at an exercise price equal to $0.34 per share and having a five year term. In addition, during the fiscal year ended March 31, 2005, we issued a total of 50,000 shares to various suppliers of services.

WARRANTS:
As of March 31, 2006, a total of 3,687,578 warrants to purchase shares of our common stock remain outstanding and are currently exercisable as follows (except for 720,000 of the 1,400,000 warrants exercisable at $0.50, which become exercisable as of May 14, 2006):

                                 EXERCISE PRICE
    NUMBER OF WARRANTS            ($ / SHARE)          EXPIRATION DATE
    ------------------           --------------        ---------------
        1,400,000                     0.50                9/30/2008
        1,000,000                     0.39                6/23/2015
          530,356                   0.8625                1/14/2009
          420,000                     0.30               11/14/2010
          122,222                     0.37                6/28/2006
           75,000                     0.26                1/19/2009
           45,000                     0.34                5/27/2009
           45,000                     0.28                12/8/2010
           40,000                     0.35                 2/4/2008
           10,000                     0.35                11/4/2007


STOCK OPTION PLANS:
In July 2005, we adopted the 2005 Stock Option Plan (the "2005 Plan") and in September 2005 the 2005 Plan was approved by our shareholders. The 2005 Plan provides for the granting of stock options to purchase up to 3,000,000 shares of our common stock, subject to adjustment only in the event of a stock split, stock or other extraordinary dividend, or other similar change in the common stock or capital structure. The 2005 Plan expires in July 2015, ten years after its adoption. Under the 2005 Plan, the Option Committee may grant incentive stock options to purchase shares of our common stock only to employees, and may grant non-qualified stock options to purchase shares of our common stock to our directors, officers, consultants and advisers. The Option Committee may grant options to purchase shares of our common stock at prices not less than fair market value, as defined under the 2005 Plan, at the date of grant for all stock options. The Option Committee also has the authority to set exercise dates (no longer than ten years from the date of grant), payment terms and other provisions for each grant. In addition, incentive options may be granted to persons owning more than 10% of the voting power of all classes of stock, at a price no lower than 110% of the fair market value at the date of grant, as determined by the Option Committee. As of March 31, 2006, no options have been granted under the 2005 Plan.

In June 1996, we adopted the 1996 Stock Option Incentive Plan (the "Plan"). The Plan provides for the granting of stock options to acquire common stock and/or the granting of stock appreciation rights to obtain, in cash or shares of common stock, the benefit of the appreciation of the value of shares of common stock after the grant date. On September 17, 2002 our shareholders approved an increase in the number of shares of Common Stock issuable under the Plan from 4,345,000 to 5,200,000. The Plan expires in June of 2006, ten years after its adoption.

Under the Plan, the Board of Directors may grant incentive stock options to purchase shares of our common stock only to employees, and the Board of Directors may grant non-qualified stock options to purchase shares of our common stock to our directors, officers, consultants and advisers. The Board of Directors may grant options to purchase shares of our common stock at prices not less than fair market value, as defined under the Plan, at the date of grant for all stock options. The Board of Directors also has the authority to set exercise dates (no longer than ten years from the date of grant), payment terms and other provisions for each grant. In addition, incentive options may be granted to persons owning more than 10% of the voting power of all classes of stock, at a price no lower than 110% of the fair market value at the date of grant, as determined by the Board of Directors. Options granted under the Plan generally vest over four years at a rate of 25% after year one and then equally on a monthly basis over the next three years from the date of grant. As of March 31, 2006, no stock appreciation rights have been granted under the Plan.

On May 1, 2002, all employees with a fifty thousand dollar annual salary or greater took a ten percent salary reduction. In exchange, on May 16, 2002, the Board of Directors approved the repricing of all of those employees' outstanding stock options under our 1996 Stock Option Plan to $0.43 per share, and $0.47 per share for Anthony LaPine and Pamela LaPine (which equals 110% of the amended exercise price). Exercise prices ranged from $0.76 to $0.84 per share. Additionally, those employees received an additional grant equal to 10% of their total options granted under the Stock Option Plan to date.

Effective October 23, 2002, the Board of Directors approved the repricing of all of the options held by almost all of our employees (including executive officers). Exercise prices ranged from $0.22 to $0.47 per share. The Board of Directors determined such a repricing to be appropriate in order to sustain the incentivization of our employees.

Employees' existing option grants were repriced on October 23, 2002 to an exercise price of $0.15 per share (the current fair market value of our common stock as of the reprice date) and an exercise price of $0.17 per share (110% of the fair market value at the date of reprice) for those persons owning more than 10% of the voting power of all classes of stock (Anthony LaPine and Pamela LaPine). All grants maintained their existing vesting schedules. These are deemed to be a repricing under FIN 44 and will result in variable plan accounting. A decrease in the closing stock price on March 31, 2006 from the closing stock price on March 31, 2005 resulted in an offset of $325,244 and $334,018 to the compensation expense to be recognized in the fiscal years ended March 31, 2006 and 2005, respectively. Increases or decreases in our stock price will continue to be recognized in the future for outstanding vested repriced options if the stock price continues to be above the revised exercise price of the options.

Activity for stock options under the 1996 Stock Option Incentive Plan for the years ended March 31, 2006 and 2005 is as follows:

                                                                                       WEIGHTED
                                SHARES                                                 AVERAGE
                               AVAILABLE         NUMBER OF            PRICE            EXERCISE
                               FOR GRANT          OPTIONS           PER SHARE            PRICE
                             ------------      ------------       -------------      ------------
Balances, March 31, 2004        651,652          3,408,335        $0.12 - $0.95         $0.33
Authorized                           --
Granted                        (866,000)           866,000        $0.23 - $0.63         $0.34
Canceled                        789,747           (789,747)       $0.14 - $0.93         $0.53
Exercised                            --            (75,770)       $0.15 - $0.15         $0.15

Balances, March 31, 2005        575,399          3,408,818        $0.12 - $0.95         $0.29
Authorized                           --
Granted                        (751,400)           751,400        $0.23 - $0.52         $0.35
Canceled                        547,167           (547,167)       $0.14 - $0.82         $0.45
Exercised                            --            (42,917)       $0.15 - $0.25         $0.17
Balances, March 31, 2006        371,166          3,570,134        $0.14 - $0.82         $0.28

The weighted average fair value of those options granted during the years ended March 31, 2006 and 2005 was $0.25 and $0.27, respectively. The weighted average fair value of those options that were repriced on October 23, 2002 was $0.08. Options to purchase 2,724,972 and 2,569,868 shares were exercisable at March 31, 2006 and 2005, respectively, with a weighted average exercise price of $0.25.

The following table summarizes the stock options outstanding at March 31, 2006:

                         OPTIONS OUTSTANDING                                     CURRENTLY EXERCISABLE
---------------------------------------------------------------------    -----------------------------------
                     NUMBER       WEIGHTED AVERAGE                           NUMBER
   RANGE OF      OUTSTANDING AT       REMAINING      WEIGHTED AVERAGE    EXERCISABLE AT     WEIGHTED AVERAGE
EXERCISE PRICE   MARCH 31, 2006   CONTRACTUAL LIFE    EXERCISE PRICE     MARCH 31, 2006      EXERCISE PRICE
--------------   --------------   ----------------   ----------------    --------------     ----------------
$0.00 - $0.15        514,067             5.34              $0.15               510,943            $0.15
$0.16 - $0.20      1,286,000             4.01              $0.17             1,286,000            $0.17
$0.21 - $0.50      1,458,400             8.46              $0.34               758,014            $0.35
$0.51 - $0.80        266,667             7.95              $0.68               143,138            $0.71
$0.81 - $1.00         45,000             7.70              $0.86                26,878            $0.86
                   3,570,134             6.36              $0.28             2,724,972            $0.25

11. REVENUE
We have a very diversified customer list. Although we have many customers utilizing our mobile and wireless services, the broadly diversified base means there is no significant concentration in any industry. We derive revenue from our customers as discussed in Note 3, "Summary of Significant Accounting
Policies: Revenue Recognition". Two customers accounted for 12% of our revenues for the fiscal year ended March 31, 2006. One customer accounted for 7% and the second customer accounted for 5%. One of these customers accounted for 8% of our accounts receivable at March 31, 2006.

In the fiscal year ended March 31, 2005, two customers accounted for 19% of our revenues. One customer accounted for 13% and the second customer accounted for 6%. One of these customers accounted for 7% of our accounts receivable at March 31, 2005.


12. STOCK, OPTION AND WARRANT EXPENSE
The stock, option and warrant expense is a non-cash expense related to the issuance of equity and equity-related securities for services performed for us by employees and outside third party contractors. The accounting for these expenses is in accordance with APB 25 for employee options and SFAS 123, and EITF 96-18, "Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services", for outside third party contractors.

Stock issued for contractor services and as payment for liabilities is priced using the closing price of our common stock on the date the shares are issued. The expense is recognized over the term of the agreement or when the services have been performed.

The fair value of options and warrants issued for services is estimated using the Black Scholes option pricing model. The pricing model's variables are measured on the date of grant, or if there are contingencies related to the services and vesting, the variables are measured on the date the contingencies are satisfied. The exercise price is set equal to the closing price of the stock on the measurement date. The term of the options and warrants ranges from one to ten years; the assumed expected life of the options and warrants ranges from one to four years. For the fiscal year ended March 31, 2006, interest rates used are the approximate Treasury rate of 4.18%, and the expected volatility was 95% to 103%. For the fiscal year ended March 31, 2005, interest rates used are the approximate Treasury rate of 3.14%, and the expected volatility was 104% -141%. The expense is recognized over the term of the agreement or when the services have been performed.


13. INCOME TAXES
Deferred tax benefits arising from net operating loss carryforwards were determined using the applicable statutory rates. The net operating loss carryforward balances vary from the applicable percentages of net loss due to expenses recognized under generally accepted accounting principles, but not deductible for tax purposes, and due to amortization of goodwill for tax purposes, which was written off in prior years for book purposes.

Net operating loss carryforwards available to us for U.S. federal and state tax purposes are as follows as of March 31, 2006:

             FEDERAL                                    STATE
-------------------------------            -------------------------------
   BALANCE          EXPIRATION                BALANCE          EXPIRATION
-------------     -------------            -------------     -------------
$   2,729,703          2012                $   4,298,379          2011
    3,219,423          2013                    3,294,278          2012
    4,429,411          2019                    1,378,267          2013
    3,684,281          2020                      970,786          2014
    9,313,338          2021                      841,822          2015

    8,036,642          2022                    1,433,663          2016
    2,349,193          2023                -------------
    1,749,406          2024                $  12,217,195
      862,523          2025                =============
    1,433,663          2026
-------------
$  37,807,583
=============

At March 31, 2006, we have approximately $4,921,839 in Canadian net operating loss carryforwards that expire from 2011 through 2015, a change of $3,387,477 from the fiscal year ending March 31, 2005, at which time we had approximately $1,534,362 in Canadian net operating loss carryforwards that expired from 2006 through 2014.

The utilization of the net operating losses to offset future taxable income may be limited under U.S. tax laws.

For federal and state tax purposes, at March 31, 2006 and 2005, we had net deferred tax assets of approximately $14,000,000 and $14,000,000, respectively, which were fully offset by valuation allowances. These net deferred tax assets principally arise due to our net operating loss carryforwards.

In accordance with generally accepted accounting principles, a valuation allowance must be established for a deferred tax asset if it is uncertain that a tax benefit may be realized from the asset in the future. We have established a valuation allowance to the extent of our deferred tax assets since it is more likely than not that the benefit will not be realized. The total valuation allowance changed during this fiscal year by $0.00 and by $1,030,000 in fiscal year 2005.

14. EARNINGS PER SHARE (EPS)
NET LOSS PER SHARE:
Basic EPS is computed as net income (loss) divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants and other convertible securities. Common equivalent shares are excluded from the computation of net loss per share if their effect is anti-dilutive.

The following is a reconciliation of the numerator (net loss) and denominator (number of shares) used in the basic and diluted EPS calculation:

                                                   YEAR ENDED MARCH 31,
                                            ----------------------------------
                                                2006                  2005
                                            ------------          ------------
    Basic EPS:
          Net income (loss)                 $ (1,433,663)         $   (654,053)
          Weighted average common
            shares outstanding                29,188,146            22,755,373
                                            ============          ============
    Basic EPS                               $      (0.05)         $      (0.03)
                                            ============          ============
    Diluted EPS:
          Net income (loss)                 $ (1,433,663)         $   (654,053)
                                            ============          ============
          Weighted average common
            shares outstanding                29,188,146            22,755,373
          Convertible preferred                       --                    --
          Warrants                                    --                    --
          Stock options                               --                    --
                                            ------------          ------------
          Total shares                        29,188,146            22,755,373
                                            ------------          ------------
    Diluted EPS                             $      (0.05)         $      (0.03)
                                            ============          ============

In the fiscal years ended March 31, 2006 and 2005, 7,257,712 and 5,214,174 potential shares, respectively, were excluded from the shares used to calculate diluted EPS as their effect is anti-dilutive.

15. OPERATING LEASES
We currently lease space for our operations in Los Gatos, California, Chicago, Illinois and Vancouver, British Columbia, Canada. The lease for the California office expires in September 2008. The lease for the office located in British Columbia expires in June 2007. The lease for the Expand Beyond office located in Chicago, Illinois expires in November 2006. The terms and conditions of the leases are normal and customary.

Rental expense was $184,236 in fiscal 2006 and $120,969 in fiscal 2005.

Future minimum lease payments due under these agreements are as follows for the years ending March 31:

                       2007 ...................  $    176,167
                       2008 ...................       132,517
                       2009 ...................        58,896
                                                 ------------
                                                 $    367,580
                                                 ============

16. RELATED PARTY TRANSACTIONS
Effective May 1, 1996, we entered into a three year employment agreement with our Chief Executive Officer. This agreement was extended to May 1, 2006. The agreement automatically renews for one-year terms unless notice is provided by either party. As of May 1, 2006, no notice had been provided by either party, so the agreement has automatically renewed for an additional one-year term.

Effective January 2005 we entered into an independent contractor agreement with a company located in Pakistan to provide us with certain engineering services. This Pakistani company is partially owned by Mr. Umair Khan, who was our Chief Operating Officer from December 14, 2005 to May 5, 2006 and who was the Chairman and President of Clickmarks, Inc., one of our wholly owned subsidiaries, from 1999 until May 5, 2006. Mr. Khan is currently on our Advisory Board and as of March 31, 2006 holds 36,609 shares of our restricted common stock.


17. COMMITMENTS AND CONTINGENCIES
We are not a party to any legal proceedings.


18. EMPLOYEE BENEFIT PLAN
During 1998, we established a plan (the "Plan") which is qualified under Section 401(k) of the Internal Revenue Code of 1986. Eligible employees may make voluntary contributions to the Plan, not to exceed the statutory amount, and we may make matching contributions. We made no contributions in fiscal years 2006 or 2005.

19.  SUBSEQUENT EVENTS
In order to pursue other interests, Umair Khan resigned as our Chief Operating Officer and as Chairman and President of Clickmarks, Inc., one of our subsidiary companies, effective as of May 5, 2006. However, Mr. Khan has been appointed to our Advisory Board and will continue working with Semotus in this capacity.

We signed a Common Stock and Warrant Purchase Agreement and a Registration Rights Agreement, each dated May 16, 2006, by and among Semotus, Southshore Capital Fund, Ltd., and Southridge Partners, LP, relating to an equity private placement of US$560,000. The closing of the private placement is dependent upon the American Stock Exchange's approval. Under the terms of the private placement, Semotus will sell to Southshore Capital Fund, Ltd. and Southridge Partners, LP an aggregate of 3,294,118 shares of common stock at $0.17 per share and 2,810,000 share purchase warrants. Each warrant entitles the holder to purchase an additional share of common stock at a price of $0.30 per share until May 16, 2011. These warrants are not exercisable until November 16, 2006. We will incur no placement agent fees, but after payment of expenses in the amount of approximately $60,000, we expect to receive net proceeds of approximately $500,000.

                           NTCH, INC. AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of NTCH, Inc. and Subsidiaries:

We have audited the accompanying consolidated balance sheets of NTCH, Inc. (a Delaware corporation) and subsidiaries as of January 31, 2006 and 2005, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These consolidated financial statement are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NTCH, Inc. and subsidiaries as of January 31, 2006 and 2005, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Berry & Stout CPAs, Ltd.

Las Vegas, Nevada
May 5, 2006

                           NTCH, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                      JANUARY 31,    JANUARY 31,
                                                                         2006           2005
                                                                     ------------   ------------
ASSETS
CURRENT ASSETS:
    Cash and Cash equivalents                                        $  1,319,745   $  1,017,127
    Marketable Securities                                                  16,505        448,136
    Accounts Receivables, net                                           2,464,824      1,691,677
    Prepaid Expenses                                                      360,754        361,612
    Inventories                                                           458,105        465,571
    Other Current Assets                                                  298,103        140,861
                                                                     ------------   ------------
          Total Current Assets                                          4,918,036      4,124,984

PROPERTY AND EQUIPMENT, NET                                            17,852,315     21,320,386
OTHER ASSETS:
    Notes Receivable                                                    6,436,174        344,200
    Investments                                                           251,045        251,045
    Goodwill, net                                                       5,314,201      5,314,201
    Wireless telecommunication licenses, net                            5,440,517      5,433,235
    Deferred tax asset                                                  5,957,607      6,072,117
    Deposits and other assets                                             468,251        583,089
                                                                     ------------   ------------
          Total other assets                                           23,867,795     17,997,887
          TOTAL ASSETS                                               $ 46,638,146   $ 43,443,257
                                                                     ============   ============

LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts Payable                                                    1,429,892      1,542,409
    Accrued liabilities                                                   416,161        553,738
    Deferred Revenue                                                      553,248        571,396
    Line of Credit                                                        500,000        291,832
    Current maturities of long term debt                                1,017,948        945,189
    Notes payable due to stockholders and related parties              18,024,876     14,402,876
    Deferred tax liabilities, current                                   1,160,862        602,664
          Total current liabilities                                    23,102,987     18,910,104

Non-current liabilities:
    Long term Debt, net of current maturities                           7,172,997      8,117,143
    Deferred tax liabilities                                              227,788        501,591
          Total non-current liabilities                                 7,400,785      8,618,734

          Total liabilities                                            30,503,772     27,528,838

STOCKHOLDERS' EQUITY:
    Class A Common Stock, $10 par value, 2,000 shares authorized,
       100 shares issued and outstanding                                    1,000          1,000
    Class B Common Stock, $10 par value, 9,250 shares authorized,
       6,405 shares issued and outstanding                                 64,050         64,050
    Common stock, $.001 par value, 15,000,000 shares authorized,
       8,662,430 shares issued and outstanding                              8,662          8,662
    Preferred Stock, $1 par value, 5,000,000 shares authorized,
       3,400,402 shares issued and outstanding                          3,400,402      3,400,402
    Preferred stock, $.001 par value, 3,712,470 shares authorized,
       3,712,470 shares issued and outstanding                              3,712          3,712
    Additional paid-in capital                                          9,255,435      9,255,435
    Retained earnings (deficit)                                         3,401,113      3,078,742
    Accumulated other comprehensive income                                101,416
    Total stockholders' equity                                         16,134,374     15,913,419
                                                                     ------------   ------------
Total liabilities and stockholders' equity                             46,638,146     43,442,257
                                                                     ============   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           NTCH, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)                                                        (UNAUDITED)
                                                                      OCTOBER 31,
                                                                         2006
                                                                     ------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                        $        325
    Receivables (net of allowance for doubtful accounts)                    1,029
    Inventories                                                               345
    Prepaid expenses                                                          318
    Other current assets                                                        4
                                                                     ------------
          Total current assets                                              2,021

Intangible assets                                                              --
Goodwill                                                                       --
Property, plant and equipment, net                                         13,498
Other assets                                                                  631
Due from related party                                                         --
Wireless telecommunication licenses, net                                       70
Deferred tax assets                                                            --
Notes receivable                                                            2,303
                                                                     ------------
          Total assets                                               $     18,523
                                                                     ============

LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                                                          672
    Accrued liabilities                                                       214
    Deferred revenues                                                         483
    Current maturities of long term debt                                      701
    Deferred tax payable                                                       --
    Due to vendors/other party                                                 --
    Other current liabilities                                                  --
                                                                     ------------
          Total current liabilities                                         2,070

    Senior debt                                                                --
    Seller debt                                                                --
    Convertible senior notes                                                   --
    Other long term liabilities                                             6,019
                                                                     ============
          Total liabilities                                                 8,089
                                                                     ============

SHAREHOLDERS' EQUITY:
    Preferred stock                                                         3,401
    Common stock                                                            3,401
    Additional paid-in capital                                             (9,127)
    Retained earnings (deficit)                                             3,166
                                                                     ------------
    Total stockholders' equity                                                841

Total liabilities and stockholders' equity                                  8,930
                                                                     ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           NTCH, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                      YEAR ENDED     YEAR ENDED
                                                                      JANUARY 31,    JANUARY 31,
                                                                         2006           2005
                                                                     ------------   ------------
REVENUES:
    Service revenue                                                  $ 11,909,111   $ 14,850,475
    Equipment revenue                                                   3,012,420      2,215,868
    Other tower services and rental revenue                             3,763,566      2,226,789
    Other revenue                                                         561,271        418,324
                                                                     ------------   ------------
Total Revenues                                                         19,246,368     19,711,456

COST OF REVENUES:
    Costs of service                                                    3,907,970      4,298,419
    Costs of equipment                                                  3,242,265      2,939,590
    Other costs                                                            48,376        175,995
    Depreciation and amortization                                       2,942,148      2,780,300
                                                                     ------------   ------------
    Total costs of revenues                                            10,140,759     10,194,304
                                                                     ------------   ------------
GROSS PROFIT                                                            9,105,609      9,517,152

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                            9,144,526      7,636,506
    Income (loss) from operations                                         (38,917)     1,880,646

OTHER INCOME (EXPENSES):
    Gain (loss) on sale of assets                                        (729,287)        41,485
    Interest (expense)                                                 (1,540,807)    (1,472,790)
    Other income (expenses), net                                        3,421,733       (793,207)
                                                                     ------------   ------------
INCOME (LOSS) BEFORE INCOME TAXES                                       1,112,722       (343,866)
                                                                     ------------   ------------
INCOME TAX BENEFIT (EXPENSE)                                             (432,540)     1,419,213
                                                                     ------------   ------------
NET INCOME                                                           $    680,182   $  1,075,347
                                                                     ============   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           NTCH, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS


(IN THOUSANDS)                                                        (UNAUDITED)
                                                                     NINE MONTHS
                                                                         ENDED
                                                                      OCTOBER 31,
                                                                         2006
                                                                     ------------
Revenues:
Total Revenues                                                       $     10,880

Cost of revenues:
    Total costs of revenues                                                 4,975
                                                                     ------------
Gross profit                                                                5,905

Selling, general and administrative expenses                                4,211
  Income (loss) from operations                                             1,694
                                                                     ------------
Other Income (expenses):
    Gain (loss) on sale of assets
    Interest (expense)                                                       (760)
    Other income (expenses), net                                              981
                                                                     ------------
Income (loss) before income taxes                                           1,915
                                                                     ------------
Income tax benefit (expense)                                                 (493)
                                                                     ------------
Net income                                                           $      1,422
                                                                     ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           NTCH, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                          COMMON STOCK            PREFERRED STOCK       ADDITIONAL
                                    -----------------------   -----------------------     PAID-IN
                                      SHARES       DOLLARS      SHARES       DOLLARS      CAPITAL
                                    ----------   ----------   ----------   ----------   ----------
Balance, January 31, 2004            8,668,935   $   73,712    3,712,470   $    3,712   $9,255,435
Issuance of Common Stock                    --           --           --           --           --
Issuance of Preferred Stock                 --           --    3,400,402    3,400,402           --
Dividend Distributions                      --           --           --           --           --
Unrealized gain on investment
securities available for sale               --           --           --           --           --
Net Income                                  --           --           --           --           --

Balance, January 31, 2005            8,668,935       73,712    7,112,872    3,404,114    9,255,435
Issuance of Preferred Stock                 --           --           --           --           --
Dividend distributions                      --           --           --           --           --
Net Income                                  --           --           --           --           --
Unrealized loss on investment
securities available for sale               --           --           --           --           --

Balance, January 31, 2006            8,668,935   $   73,712    7,112,872   $3,404,114   $9,255,435

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




                           NTCH, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (CONTINUED)

                                                      ACCUMULATED           TOTAL
                                     RETAINED            OTHER           COMPREHENSIVE         TOTAL
                                     EARNINGS/        COMPREHENSIVE     INCOME FOR THE      STOCKHOLDERS'
                                     (DEFICIT)           INCOME              YEAR              EQUITY
                                   ------------       ------------       ------------       ------------
Balance, January 31, 2004          $  2,202,953       $          0       $          0       $ 11,535,812
Issuance of Common Stock                     --                 --                 --                 --
Issuance of Preferred Stock                  --                 --                 --          3,400,402
Dividend Distributions                 (199,558)                --                 --           (199,558)
Unrealized gain on investment
securities available for sale                --            101,416            101,416       $    101,416
Net Income                            1,075,347                             1,075,347          1,075,347

Balance, January 31, 2005             3,078,742            101,416          1,176,763         15,913,419
Issuance of Preferred Stock                  --                 --                 --                 --
Dividend distributions                 (357,811)                --                 --           (357,811)
Net Income                              680,182                 --            680,182            680,182
Unrealized loss on investment
securities available for sale                             (101,416)          (101,416)          (101,416)

Balance, January 31, 2006          $  3,401,113       $         --       $  1,755,529       $ 16,134,374


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           NTCH, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                   YEAR ENDED      YEAR ENDED
                                                                   JANUARY 31,     JANUARY 31,
                                                                      2006            2005
                                                                  ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                      $    680,182    $  1,075,347
  Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                      2,942,148       2,780,300
  Unrealized gain                                                   (2,878,150)             --
  Loss on disposition of fixed assets                                1,887,927              --
  Accumulated other comprehensive income                              (101,416)        101,416
  Changes in operating assets and liabilities:
    (Increase)/Decrease in accounts receivable                        (773,147)        636,150
    (Increase)/Decrease in prepaid expenses                               (142)       (163,294)
    (Increase)/Decrease in inventories                                   7,466        (196,522)
    (Increase)/Decrease in other current assets                       (157,242)        326,829
    (Increase)/Decrease in deferred tax assets                         114,510        (485,542)
    (Increase)/Decrease in deposits and other assets                   114,838        (531,502)
    (Increase)/Decrease in accounts payable                           (112,518)         91,273
    (Increase)/Decrease in accrued liabilities                        (137,577)       (344,273)
    (Increase)/Decrease in deferred revenue                            (18,148)       (167,283)
    (Increase)/Decrease in deferred tax liabilities, noncurrent        558,198        (246,355)
    (Increase)/Decrease in deferred tax liabilities, current          (273,803)       (714,413)
                                                                  ------------    ------------
  Net cash provided by operating activities                          1,853,126       2,162,131

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property, plant and equipment                         (1,383,472)     (7,227,925)
  Purchase goodwill                                                         --      (5,314,201)
  Purchase of wireless telecom licenses                                     --      (2,274,770)
  (Issuance) settlement of notes receivable                         (3,199,638)      2,650,591
  Purchase of investments                                                   --        (249,995)
  Net change in marketable securities                                  431,631        (448,136)
                                                                  ------------    ------------
Net Cash used in investing activities                               (4,151,479)    (12,864,436)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase (decrease) in line of credit                                208,168        (208,168)
  Repayment of loans payable                                        (2,640,066)     (2,469,625)
  Proceeds from loans payable                                        5,390,680      10,422,900
  Issuance of preferred stock                                               --       3,400,402
  Distribution of dividends                                           (357,811)       (199,558)
                                                                  ------------    ------------
Net Cash provided by financing activities                            2,600,971      10,945,951

Net increase in cash and cash equivalents                              302,618         243,646

Cash and cash equivalents, beginning of year                         1,017,127         773,481
                                                                  ------------    ------------
Cash and cash equivalents, end of year                            $  1,319,745    $  1,017,127
                                                                  ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           NTCH, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)                                                        (UNAUDITED)
                                                                   NINE MONTHS
                                                                  ENDED OCTOBER
                                                                    31, 2006
                                                                  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                      $  1,422,000
  Adjustments to reconcile net income to net cash provided
    by operating activities:
  Depreciation and amortization                                      1,469,783
  Changes in operating assets and liabilities:
    (Increase)/Decrease in accounts receivable                       1,452,329
    (Increase)/Decrease in prepaid expenses                            449,962
    (Increase)/Decrease in accounts payable                           (757,892)
    (Increase)/Decrease in accrued liabilities                        (202,161)
    (Increase)/Decrease in other current liabilities                (1,160,862)
    (Increase)/Decrease in deferred revenue                            (70,248)
                                                                  ------------
  Net cash provided by operating activities                          2,602,911

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property, plant and equipment                         (3,097,656)
                                                                  ------------
Net Cash used in investing activities                               (3,097,656)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase (decrease) in line of credit                               (500,000)
  Repayment of loans payable                                                --
  Proceeds from loans payable                                               --
  Issuance of preferred stock                                               --
  Distribution of dividends                                                 --
                                                                  ------------
Net Cash provided by financing activities                             (500,000)

Net increase in cash and cash equivalents                             (994,745)

Cash and cash equivalents, beginning of year                         1,319,745

Cash and cash equivalents, end of year                                 325,000


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           NTCH. INC. AND SUBSIDIARIES
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2006

NOTE 1:  ORGANIZATION

NTCH, Inc. (a Delaware corporation), together with its wholly owned subsidiaries (collectively, the Company), develops and operates wireless personal communication service (PCS) networks in various wireless markets located in the Unitized States under the brand "Clear Talk".

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation
---------------------------

The consolidated financial statements include the accounts of NTCH, Inc. and its wholly owned subsidiaries, NTCH-Colorado, Inc., a Colorado corporation (NTCH-CO), NTCH-Idaho, Inc. an Idaho corporation (NTCH-ID), NTCH-CA, Inc. a California corporation (NTCH-CA), NTCH-ET, Inc., a Tennessee corporation (NTCH-ET), NTCH West Tenn, Inc., a Tennessee corporation (NTCH-WT), NTCH-Texas, Inc., a Texas corporation (NTCH-TX), IAT Communications, Inc. a Delaware corporation (IAT), GLH Communications, Inc., a Delaware corporation (GLH), and WGH Communications, Inc., a Delaware corporation (WGH). All significant intercom any accounts and transaction have been eliminated in the consolidated financial statements.

Use of Estimates in Financial Statement Preparation
---------------------------------------------------

The consolidated financial statements are prepared using accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. By their nature, estimates are subject to an inherent degree of uncertainty. Actual results could differ from management's estimates.

Cash and Cash Equivalents
-------------------------

The Company considers all highly liquid investment with maturity at the time of purchase of three month or less to be cash equivalents. The Company has not experienced any significant losses on its cash and cash equivalents.

Accounts Receivable
-------------------

Accounts receivable is recorded at the amount the Company expects to collect on balances outstanding at year-end. Management closely monitors outstanding balances and writes off balances that they determine to be uncollectible. At January 31, 2006 and 2005, the allowances for doubtful accounts were $411,609 and $182,353.

Marketable Securities
---------------------

The Company applies Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities", to account for its investments in marketable securities. Investments are classified as available-for-sale and stated at fair value as determined by the most recently traded price of each security at each balance sheet date. The net unrealized gains or losses on the available-for-sale securities are reported as a component of comprehensive income (loss). The specific identification method is used to compute the realized gains and losses on debt and equity securities. Investments are periodically reviewed for impairment. If the carrying value of an investment exceeds its fair value and the decline in value is determined to be other-than-temporary, an impairment loss is recognized for the difference.

Inventories
-----------

Inventories consist of handsets and accessories not yet placed into service and units designated for the replacement of damaged customer handsets, and are stated at the lower of cost or market using specific-identification method.

Property and Equipment
----------------------

Property and equipment are initially recorded at cost. Additions and improvements, including certain labor costs, are capitalized, while expenditures that do not enhance the asset or extend its useful life are charged to operating expenses as incurred. Depreciation is applied using the straight-line method over the estimated useful lives of the assets once the assets are placed in service.

Wireless Telecommunication Licenses
-----------------------------------

Wireless telecommunications licenses are initially recorded at cost. The Company determined that its licenses met the definition of indefinite-lived intangible assets under SFAS No/ 142, "Goodwill and Other Intangible Assets" because the Company expects to continue to provide wireless service using the relevant licenses for the foreseeable future and the licenses may be renewed every ten years for a nominal fee, provided the Company continues to meet the service and geographic coverage provisions required by the Federal Communications Commission
(FCC). Therefore, upon the adoption of SFAS No. 142, the Company ceased amortizing its wireless telecommunication license costs.

Impairment of Indefinite-Lived Intangible Assets
------------------------------------------------

In accordance with SFAS No. 142, the Company assesses potential impairments to its indefinite-lived intangible assets, including wireless communication licenses, annually to determine whether there is evidence that events or changes in circumstances indicate that an impairment in the assets exist. An impairment loss is recognized when the fair value of the asset is less that its carrying value, and would be measured as the amount by which the asset's carrying value exceeds its fair value. Any required impairment loss would be recorded as a reduction in the carrying value of the related asset and charged to the results of operations. Estimates of fair value of the Company's wireless communication licenses are based primarily on available market prices, including successful bid prices in FCC auction and selling prices observed in licenses transaction. At January 31, 2006 and 2005, it was determined that there were no impairments that affect the carrying value of the Company's wireless communication licenses.

Impairment of Long-Lived Assets
-------------------------------

In accordance with SFAS No. 144, "Accounting for the Impairment of Disposal of Long-Lived Assets," the Company assess potential impairments to its long-lived assets, including property and equipment and certain intangible assets, when there is evidence that events or changes in the circumstances indicate that the carrying value may not be recoverable. An impairment loss may be required to be recognized when the undiscounted cash flows expected to be generated by a long-lived asset (or group of such assets) is less than its carrying value. Any required impairment loss would be measured as the amount by which the asset's carrying value exceeds its fair value and would be recorded as a reduction in the carrying value of the related asset and charged to the results of operations. At January 31, 2005 and 2005, it was determined that there were no impairment adjustments required to be made to the carrying amount of the Company's long-lived assets.

Revenue and Cost of Revenues
----------------------------

The Company's business revenues are generated from the sale of wireless services, handsets and accessories. Wireless services are generally provided on a month-to-month basis. Amounts received in advance for wireless services from customer who pay in advance are initially recorded as deferred revenues and are recognized as services revenue when services are rendered. The Company also charges customers for service plan changes, activation fees and other service fees. Revenues from service plan change fees and other services are recognized when received. Direct costs associated with customer activations are expensed as incurred. Cost of service generally includes direct costs and related overhead, excluding depreciation and amortization, of operating the Company's networks.

Equipment revenues are generated from the sale of handsets and accessories. Revenues and related costs from the sale of handsets and accessories are recognized at the point of sale. The costs of handsets and accessories sold are recorded in cost of equipment. Handsets sold by third-party dealers and distributors are recorded in cost of equipment. Handsets sold by third-party dealers and distributors are recorded as investory until they are sold to and activated by customers. Customers have limited rights to return handsets and accessories based on time and/or usage. Historically, returns of handset and accessories have been insignificant.

Operating Leases
----------------

The Company accounts for its operating leases in accordance with SFAS No. 13 and FASB Technical Bulletin No. 85-3. Rent expense is recorded on a straight-line basis over the initial lease term and those renewal periods that are reasonably assured as determined at lease inception.

Advertising and Promotion Costs
-------------------------------

Advertising and promotion costs are expensed as incurred. Advertising costs totaled $528,669 and $402,062 for the years ended January 31, 2006 and 2005.

Income Taxes
------------

Current income tax benefit (expense) is the amount expected to be receivable (payable) for the current year. A deferred tax asset and/or liability is computed for both the expected future impact of differences between the financial statement and the tac bases of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carryforwards. Valaution allowance are established when nessary to reduce deferred tax assets to the amoount expected to be "more likely than not" realized. Tax rate changes are reflected in income in the period such changes are enacted.


NOTE 3.  INVENTORIES

Inventories consist of the following as of January 31, 2006 and 2005:

                                             2006               2005
                                          ----------         ----------
Handsets                                  $  388,987         $  380,621
Accessories                                   48,314             42,952
Other inventories                             20,804             41,998
                                          $  458,105         $  465,571


NOTE 4.  PROPERTY AND EQUIPMENT

Property and equipment as January 31, 2006 and 2005, consists of the following:

                                              2006               2005
                                          ------------       ------------
Land                                      $    309,019       $    289,019
Buildings and improvements                   2,326,703          1,999,269
Towers and antennas                         12,729,014         12,287,236
Network equipment                            8,326,317         13,203,107
Office equipment and computers                 442,560            676,087
Vehicles                                       283,159            321,236
                                            24,416,772         28,775,954
Less: Accumulated Depreciation              -6,564,457         -7,455,568
                                          $ 17,852,315       $ 21,320,386

For the years ended January 31, 2006 and 2005, depreciation expense totaled $2,942,148 and $2,725,119 respectively.

NOTE 5.  RELATED PARTY TRANSACTIONS

During the years ended January 31, 2006 and 2005, the Company borrowed funds in exchange for promissory notes from certain stockholder and other related parties of the Company. The cumulative amounts owed to stockholders and related parties were $18,024,876 and $14,402,876 at January 31, 2006 and 2005 (see Note 7).


NOTE 6.  LINE OF CREDIT

As of January 2006 and 2005, the Company maintained a short-term operating line of credit in the amount of $500,000 of which $0 and $208,168 remained unused, respectively.


NOTE 7.  LONG TERM DEBT

At January 31, 2006, long term is debt is comprised of the following:

                                             2006                 2005
                                         ------------         ------------
Note Payable in monthly                  $  6,904,563         $  7,754,120
installments of $85,415 including
interest at LIBOR plus 2.75%,
collateralized by equipment

Notes payable due to stockholders          18,024,876           14,402,876
and related parties including
interest ranging from 6% to 9% due
on demand, unsecured

Notes payable due in monthly                1,286,382            1,308,212
installments ranging from $610 to
$31,445, including interest rates
ranging from 2.95% to 9.5%,
collateralized by assets of the
Company

                                           26,215,821           23,465,208
Less amount due within one year           -19,042,824          -15,348,065
                                         $  7,172,997         $  8,117,143


Long-term debt at January 31, 2006, matures as follows:

Year ending January 31
----------------------
2007                                     $ 19,042,824
2008                                          788,199
2009                                          843,826
2010                                          903,449
2011                                        4,020,687
Thereafter                                    616,836
                                         $ 26,215,821


NOTE 8.  INCOME TAXES

The provision for income taxes (benefit) for 2006 and 20005 is as follows:

                                             2006                 2005
                                         ------------         ------------
Current tax benefit (expense)                $945,402            -$852,285
Deferred tax benefit (expense)             -1,377,942            2,271,498
Income tax benefit (expense)                -$432,540           $1,419,213


NOTE 9.  COMMITMENTS AND CONTINGENCIES

Operating Leases
----------------

The Company has entered into non-cancelable operating lease agreements to lease its facilities, certain equipment and sites for its towers and antennas required for the operation of its wireless networks in the United States. Scheduled future minimum rental payments required for all non-cancelable operating leases at January 31, 2006 are as follows:

Year ending January 31
----------------------
2007                                     $    882,665
2008                                          846,041
2009                                          840,681
2010                                          797,798
2011                                          809,194
                                         $  4,176,379

Rent expense was $1,455,203 and $1,452,519 for the years ended January 31, 2006 and 2005, respectively.

Wireless Telecommunication License Requirements
-----------------------------------------------

Pursuant to FCC regulations, wireless telecommunication licenses are granted on condition of meeting certain network construction benchmarks that must be met within the first five years of the license being obtained. Failure to comply with the requirements established by the FCC would result in the automatic forfeiture of the license and the inability to obtain licenses in the future. At January 31, 2006 and 2005, the Company has complied with construction benchmarks required to maintain its FCC licenses.

Miscellaneous Legal Matters
---------------------------

The Company is involved in various legal actions that relate to routine matters incidental to its business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations or cash flows.


NOTE 10. SALE AGREEMENT

During the year ended January 31, 2006, NTCH-CO, a wholly owned subsidiary of the Company, entered into a sale agreement to sell certain network assets, to lease tower sites to buyer, and convert current wireless voice and data subscribers to buyer. The sale agreement will eliminate the "Clear Talk" brand for the local market. Additionally, the sale will result in the conversion of the subsidiaries retail outlets to the buyer's brand of products and services.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following unaudited condensed combined pro forma financial statements as of, and for the year ended March 31, 2006 and as of, and for the nine months ended December 31, 2006 reflect the historical results of Semotus and Citytalk, adjusted to give effect to the merger. Further, unaudited condensed combined pro forma financial statements are presented for the combination of certain operations of NTCH, Inc. and Citytalk. Citytalk is a newly formed entity and did not have significant balances or transactions as of or for the periods ended October 31, 2006.

     We are providing this information to assist you in your analysis of the financial aspects of the merger. We derived this information from (i) the audited consolidated financial statements of Semotus as of, and for the year ended, March 31, 2006, (ii) the unaudited consolidated financial statements of Semotus as of, and for the nine months ended, December 31, 2006, (iii) the audited financial statements of NTCH as of, and for the year ended, January 31, 2006, and (iv) the unaudited financial statements of NTCH as of, and for the nine months ended, October 31, 2006. This information should be read together with the Semotus consolidated financial statements and related notes included elsewhere in this proxy statement, and the NTCH financial statements and related notes included elsewhere in this proxy statement.

     The following unaudited pro forma condensed combined financial statements combine (i) the historical balance sheets of Semotus as of December 31, 2006 and NTCH-Citytalk as of October 31, 2006 giving pro forma effect to the merger of Semotus and Citytalk as if it had occurred at the beginning of fiscal year, and the historical balance sheets of certain operations of NTCH as of October 31, 2006 giving pro forma effect to the combination of certain operations of NTCH and Citytalk as if it had occurred at the beginning of fiscal year, (ii) the historical statements of operations of Semotus and Citytalk for the nine months ended December 31, 2006 and October 31, 2006, respectively, giving pro forma effect to the merger of Semotus and Citytalk as if it had occurred at the beginning of fiscal year, and the historical statements of certain operations of NTCH and Citytalk for the nine months ended October 31, 2006, respectively, giving pro forma effect to the combination of certain operations of NTCH and Citytalk as if it had occurred at the beginning of fiscal year, and (iii) the historical statements of Semotus for the year ended March 31, 2006 and Citytalk for the year ended January 31, 2006 giving pro forma effect to the merger of Semotus and Citytalk as if it had occurred at the beginning of fiscal year and the historical statements of Citytalk and certain operations of NTCH for the year ended January 31, 2006 giving pro forma effect to the combination of Citytalk and certain operations of NTCH as if it had occurred at the beginning of fiscal year.

     The pro forma adjustments are preliminary, and the unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position or results of operations that may have actually occurred had the merger taken place on the dates noted, or the future financial position or operating results of Semotus, Citytalk or certain operations of NTCH. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. Under the purchase method of accounting, the total purchase price will be allocated to the net tangible and intangible assets acquired and liabilities assumed, based on various estimates of their respective fair values. The purchase price allocations set forth in the following unaudited pro forma condensed combined financial statements are based on preliminary valuation estimates of Citytalk's and NTCH's tangible and intangible assets. The final valuations, and any interim updated preliminary valuation estimates, may differ materially from these preliminary valuation estimates and, as a result, the final allocation of the purchase price may result in reclassifications of the allocated amounts that are materially different from the purchase price allocations reflected below. Any material change in the valuation estimates and related allocation of the purchase price would materially impact Semotus' depreciation and amortization expenses, the unaudited pro forma condensed combined financial statements and Semotus' results of operations after the merger.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                           COMBINING NTCH AND CITYTALK

                                               NTCH W.        NTCH                     NTCH, INC.
                                              TENNESSEE     COLORADO     NTCH IDAHO     COMBINED                   PRO FORMA
                                             ----------    ----------    ----------    ----------                   COMBINED
                                             OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    PRO FORMA       WITH
                                                2006          2006          2006          2006       ADJUSTMENTS    CITYTALK
                                             ----------    ----------    ----------    ----------    ----------    ----------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                  $       --    $       34    $      291    $      325    $       --    $      325
  Receivables (net of allowance for
    doubtful accounts)                              458           198           373         1,029            --         1,029
  Inventories                                       171            --           174           345            --           345
  Prepaid expenses                                   45           153           120           318            --           318
  Other current assets                                4            --            --             4            --             4
                                             ----------    ----------    ----------    ----------    ----------    ----------
          Total current assets                      678           385           958         2,021            --         2,021

Intangible assets                                    --            --            --            --            --            --
Goodwill (c)                                         --            --            --            --        61,196        61,196
Debt issuance costs                               1,350         1,350
Property, plant and equipment, net                1,395         3,877         8,226        13,498            --        13,498
Other assets                                         30           462           139           631            --           631
Due from related party                               --            --            --            --            --            --
Wireless telecommunication licenses, net             --            70            --            70            --            70
Deferred tax assets                                  --            --            --            --            --            --
Notes receivable                                     --         2,303            --         2,303            --         2,303
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total assets                                      2,103         7,097         9,323        18,523        62,546        81,069

LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                  208            18           446           672            --           672
  Accrued liabilities                                89           107            18           214            --           214
  Deferred revenues                                 116            --           367           483            --           483
  Current maturities of long term debt               --           666            35           701            --           701
  Deferred tax payable                               --            --            --            --            --            --
  Due to vendors/other party                         --            --            --            --            --            --
  Other current liabilities                          --            --            --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total current liabilities                           413           791           866         2,070            --         2,070

  Senior debt (a)                                    --            --            --            --        62,000        62,000
  Seller debt (b)                                    --            --            --            --        20,000        20,000
  Convertible senior notes                           --            --            --            --            --            --
  Other long term liabilities                        --         5,667           352         6,019            --
                                             ==========    ==========    ==========    ==========    ==========    ==========
Total liabilities                                    --         6,458         1,218         8,089        82,000        84,070
                                             ==========    ==========    ==========    ==========    ==========    ==========

SHAREHOLDERS' EQUITY:
  Preferred stock                                    --         3,401            --         3,401        (3,401)           --
  Common stock                                       --         3,400             1         3,401        (2,401)        1,000
  Additional paid-in capital                         --        (7,372)       (1,755)       (9,127)        9,127            --
  Retained earnings (deficit)                     1,690         1,210           266         3,166        (7,167)       (4,001)
                                             ----------    ----------    ----------    ----------    ----------    ----------
Total stockholders' equity                        1,690           639        (1,488)          841        (3,842)       (3,001)

Total liabilities and stockholders' equity        2,103         7,097          (270)        8,930                      81,069
                                             ==========    ==========    ==========    ==========    ==========    ==========

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                         COMBINING CITYTALK AND SEMOTUS

                                               CITYTALK        SEMOTUS
                                              PRO FORMA       HISTORICAL
                                             ------------    ------------
                                             OCTOBER 31,     DECEMBER 31,      PRO FORMA      PRO FORMA
                                                 2006            2006         ADJUSTMENTS      COMBINED
                                             ------------    ------------    ------------    ------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                  $        325    $        711    $         --    $      1,036
  Receivables (net of allowance for
    doubtful accounts)                              1,029             256              --           1,285
  Inventories                                         345              --              --             345
  Prepaid expenses                                    318              13              --             331
  Other current assets                                  4              --              --               4
                                             ------------    ------------    ------------    ------------
          Total current assets                      2,021             980              --           3,001

Intangible assets                                      --              --              --              --
Goodwill (d) and (e)                               61,196           3,415          45,350         109,961
Debt issuance costs                                 1,350              --             244           1,594
Property, plant and equipment, net                 13,498              --              --          13,498
Other assets                                          631               5              --             636
Due from related party                                 --              --              --              --
Wireless telecommunication licenses, net               70              --              --              70
Deferred tax assets                                    --              --              --              --
Notes receivable                                    2,303              --              --           2,303
                                             ------------    ------------    ------------    ------------
Total assets                                       81,069           4,400          45,594         131,063
                                             ============    ============    ============    ============
LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Bank line of credit                                  --             175              --             175
  Equipment loan                                       --               8              --               8
  Accounts payable                                    672             166              --             838
  Accrued liabilities                                 214             165              --             379
  Deferred revenues                                   483             189              --             672
  Current maturities of long term debt                701              --              --              --
  Deferred tax payable                                 --              --              --              --
  Due to vendors/other third party                     --              --              --              --
  Convertible promissory note                          --             141              --             141
  Other current liabilities                            --              --              --              --
                                             ------------    ------------    ------------    ------------
Total current liabilities                           2,070             844              --           2,914

  Senior debt (f)                                  62,000              --         (31,000)         31,000
  Seller debt                                      20,000              --              --          20,000
  Convertible senior notes (g)                         --              --          20,000          20,000
  Other long term liabilities                          --              --              --              --
                                             ============    ============    ============    ============
Total liabilities                                  84,070             844         (11,000)         73,914
                                             ============    ============    ============    ============

SHAREHOLDERS' EQUITY:
  Preferred stock                                      --              --              --              --
  Common stock                                      1,000             349            (349)          1,000
  Additional paid-in capital                           --          71,669         (75,079)         (3,410)
  Equity financing (h)                                 --              --          66,999          66,999
  Retained earnings (deficit)                      (4,001)        (68,462)         65,023          (7,440)
                                             ------------    ------------    ------------    ------------
Total stockholders' equity                         (3,001)          3,556          56,594          57,149
                                             ------------    ------------    ------------    ------------
Total liabilities and stockholders' equity         81,069           4,400                         131,063
                                             ============    ============    ============    ============

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                           COMBINING NTCH AND CITYTALK



                                          NTCH W.        NTCH                     NTCH, INC.
                                        TENNESSEE      COLORADO     NTCH IDAHO     COMBINED
(IN THOUSANDS)                          ----------    ----------    ----------    ----------
                                       YEAR ENDED     YEAR ENDED    YEAR ENDED
                                       JANUARY 31,    JANUARY 31,   JANUARY 31,                  PRO FORMA    PRO FORMA
                                          2006           2006          2006                     ADJUSTMENTS    COMBINED
                                        ----------    ----------    ----------    ----------    ----------    ----------
Total Revenue                           $    6,680    $    4,426    $    5,614    $   16,720    $       --    $   16,720

Cost of revenues                             2,873         1,842         3,299         8,014            --         8,014
                                        ----------    ----------    ----------    ----------    ----------    ----------
Gross profit                                 3,807         2,584         2,315         8,706            --         8,706

Operating expenses:
  Research and development                      --            --            --            --            --            --
  Selling, general and administrative        2,287         2,678         2,095         7,060            --         7,060
  Amortization of intangible assets             --            --            --            --            --            --
                                        ----------    ----------    ----------    ----------    ----------    ----------
      Total operating expenses               2,287         2,678         2,095         7,060            --         7,060

      Operating income (loss)                1,520           (94)          220         1,646            --         1,646
                                        ==========    ==========    ==========    ==========    ==========    ==========

Interest income (expense), net (k)             185          (276)         (824)         (915)       (6,960)       (7,875)

Net credit to interest                          --            --            --            --            --            --
Gain (loss) on sale of assets                    2        (2,014)           (9)       (2,021)           --        (2,021)
Other income                                    --         3,147            --         3,147          (270)        2,877
                                        ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) before income taxes
                                             1,707           763          (613)       (1,857)           --        (5,373)
                                        ----------    ----------    ----------    ----------    ----------    ----------
Other Comprehensive loss                        --            --            --            --            --            --
Income tax provision                          (655)         (258)          207          (706)           --          (706)
                                        ----------    ----------    ----------    ----------    ----------    ----------
Net income (loss)                       $    1,052    $      505    $     (406)   $   (1,151)   $   (6,560)   $   (6,079)
                                        ==========    ==========    ==========    ==========    ==========    ==========


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                         COMBINING CITYTALK AND SEMOTUS
                        FOR THE YEAR ENDED MARCH 31, 2006


                                               CITYTALK         SEMOTUS
                                              PRO FORMA       HISTORICAL
                                             ------------    ------------
(IN THOUSANDS)                                YEAR ENDED      YEAR ENDED
                                              JANUARY 31,      MARCH 31,       PRO FORMA      PRO FORMA
                                                 2006            2006         ADJUSTMENTS      COMBINED
                                             ------------    ------------    ------------    ------------
Total Revenue                                $     16,720    $      2,433    $         --    $     19,153

Cost of revenues                                    8,014             445              --           8,459
                                             ------------    ------------    ------------    ------------
Gross profit                                        8,706           1,988              --          10,694

Operating expenses:
  Research and development                             --           1,065              --           1,065
  Selling, general and administrative               7,060           2,367              --           9,427
  Amortization of intangible assets                    --             123              --             123
                                             ------------    ------------    ------------    ------------
  Total operating expenses                          7,060           3,555              --          10,615

      Operating income (loss)                       1,646          (1,567)             --              79
                                             ============    ============    ============    ============
Interest income (expense), net                     (7,875)             --              --          (7,875)

Net credit to interest (l)                             --              --           2,480           2,480
Gain (loss) on sale of assets                      (2,021)             --              --          (2,021)
Other income                                        2,877             133             (49)          2,961
                                             ------------    ------------    ------------    ------------
Income (loss) before income taxes                  (5,373)         (1,434)             --          (4,376)
                                             ------------    ------------    ------------    ------------
Other Comprehensive loss                               --              (2)             --              (2)
Income tax provision                                 (706)             --              --            (706)
                                             ------------    ------------    ------------    ------------
Net income (loss)                            $     (6,079)   $     (1,436)   $      2,431    $     (5,084)
                                             ============    ============    ============    ============



See accompanying notes to unaudited pro forma condensed consolidated financial statements.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                           COMBINING NTCH AND CITYTALK
                   FOR THE NINE MONTHS ENDED OCTOBER 31, 2006

                                          NTCH W.        NTCH
                                         TENNESSEE     COLORADO     NTCH IDAHO
                                        ----------    ----------    ----------
(IN THOUSANDS)                          NINE MONTHS   NINE MONTHS   NINE MONTHS
                                           ENDED         ENDED         ENDED
                                        OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   NTCH, INC.     PRO FORMA     PRO FORMA
                                           2006          2006          2006        COMBINED     ADJUSTMENTS    COMBINED
                                        ----------    ----------    ----------    ----------    ----------    ----------
Total Revenue                           $    4,244    $    2,265    $    4,372    $   10,880    $       --    $   10,880

Cost of revenues                             1,721           790         2,465         4,975            --         4,975
                                        ----------    ----------    ----------    ----------    ----------    ----------
Gross profit                                 2,523         1,475         1,906         5,905            --         5,905

Operating expenses:
  Research and development                      --            --            --            --            --            --
  Selling, general and administrative        1,323         1,163         1,726         4,211            --         4,211
  Amortization of intangible assets             --            --            --            --            --            --
                                        ----------    ----------    ----------    ----------    ----------    ----------
      Total operating expenses               1,323         1,163         1,726         4,211            --         4,211

      Operating income (loss)                1,200           313           181         1,694            --         1,694
                                        ==========    ==========    ==========    ==========    ==========    ==========
Interest income (expense), net (i)
                                                14          (177)         (597)         (760)       (5,220)       (5,980)

Net credit to interest                          --            --            --            --            --            --
Gain (loss) on sale of assets                   --            --            --            --            --            --
Other income                                    --            88           893           981          (203)         7781
                                        ----------    ----------    ----------    ----------    ----------    ----------
Income (loss) before income taxes
                                             1,214           224           476         1,915            --        (3,508)
                                        ----------    ----------    ----------    ----------    ----------    ----------
Other Comprehensive loss                        --            --            --            --            --            --
Income tax provision                           (14)         (124)         (354)         (493)           --          (493)
                                        ----------    ----------    ----------    ----------    ----------    ----------
Net income (loss)                       $    1,200    $      100    $      122    $    1,422    $       --    $   (4,001)
                                        ==========    ==========    ==========    ==========    ==========    ==========


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                         COMBINING CITYTALK AND SEMOTUS
                   FOR THE NINE MONTHS ENDED DECEMBER 31, 2006



                                               CITYTALK         SEMOTUS
                                              PRO FORMA       HISTORICAL
                                             ------------    ------------
(IN THOUSANDS)                                NINE MONTHS     NINE MONTHS
                                             ENDED OCTOBER  ENDED DECEMBER    PRO FORMA       PRO FORMA
                                               31, 2006        31, 2006      ADJUSTMENTS       COMBINED
                                             ------------    ------------    ------------    ------------
Total Revenue                                $     10,880           1,296              --          12,176

Cost of revenues                                    4,975             236              --           5,211
                                             ------------    ------------    ------------    ------------
Gross profit                                        5,905           1,060              --           6,965

Operating expenses:
  Research and development                             --             659              --             659
  Selling, general and administrative               4,211           1,426              --           5,637
  Amortization of intangible assets                    --             208              --             208
                                             ------------    ------------    ------------    ------------
  Total operating expenses                          4,211           2,293              --           6,504

      Operating income (loss)                       1,694          (1,233)             --             461
                                             ============    ============    ============    ============
Interest income (expense), net                     (5,980)             --              --          (5,980)

Net credit to interest (j)                             --              --           1,860           1,860
Gain (loss) on sale of assets                          --              --              --              --
Other income                                          778             (28)            (37)            713

Income (loss) before income taxes                  (3,508)         (1,261)                         (2,946)
                                             ------------    ------------    ------------    ------------
Other Comprehensive loss                               --              --              --              --
Income tax provision                                 (493)             --              --            (493)
                                             ------------    ------------    ------------    ------------
Net income (loss)                                  (4,001)         (1,261)          1,823          (3,439)
                                             ============    ============    ============    ============


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 1 -- DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION

     On November 10, 2006, Semotus entered into an Agreement and Plan of Reorganization ("Merger Agreement") with Citytalk. The merger has been structured so that Citytalk will merge into Semotus with Semotus as the surviving corporation. At the effective time of the merger, Semotus will change its name to Citytalk, Inc. The total merger consideration to be paid is approximately $87 million, subject to adjustment based on possible future contingent issuances of stock. The closing of the merger is subject to stockholder approval and certain other conditions.

     The merger transaction will be accounted for as a reverse acquisition whereby Citytalk is deemed to be the acquirer for accounting purposes.

     For purposes of these unaudited pro forma condensed combined financial statements, Semotus has estimated the total cash payments by Semotus or Citytalk at the completion of the merger to be $5 million:

                                                       (IN THOUSANDS)
                                                       --------------
     Merger consideration                              $       86,999
     Citytalk transaction costs                        $        4,300
     Merger consideration payable at closing           $       91,299
                                                       --------------
     Estimated fees and expenses of Semotus (a)        $          704
     Total payments at completion of merger            $       92,003
                                                       ==============
------------
(a) Estimated fees and expenses include fees of legal fees and expenses, printing and mailing costs for this proxy statement, SEC filing fees, and other miscellaneous expenses directly related to the merger and the transactions contemplated thereby.


NOTE 2 -- PRO FORMA ADJUSTMENTS

     Adjustments made to the historical financial statements include the following:

a. Reflects the gross proceeds from the issuance of the senior notes by CityTalk. The interest to be paid on this note is 8% per annum. We would amortize the financing costs of raising the debt over the period of five years.
b. Reflects the gross proceeds from the issuance of subordinated seller notes by CityTalk. The interest to be paid on this note is 10% per annum. We would amortize the financing costs of raising the debt over the period of five years
c. CityTalk's Balance Sheet as of Oct 31, 2006 has been adjusted for the elimination of NTCH's equity, leaving $1.0 million in common stock equity and $4.0 million in accumulated deficit and the issuance of the senior notes by CityTalk.
d. Reflects the excess of the purchase price over the net assets of NTCH. It is has been preliminarily determined that there is no write-up of the assets acquired or the liabilities assumed.
e. Reflects the excess of the purchase price over the net assets of Semotus. It is has been preliminarily determined that there is no write-up of the assets acquired or the liabilities assumed. The goodwill carried as an asset in the Semotus balance sheet has been determined to have no value and has been eliminated.
f. Reflects the common stock financing by Semotus reducing the senior debt by $31.0 million.
g.   Reflects the issuance of convertible senior notes by Semotus.
h.   Reflects the equity financing by Semotus.

i. Reflects the interest expense for 9 months at 8% per annum for the $62 million senior notes and at 10% per annum for the $20 million subordinated seller notes issued by CityTalk.
j. Reflects the interest expense credit for 9 months due to the$31 million pay off of the notes by Semotus.
k. Reflects the interest expense for 12 months at 8% per annum for the $62 million senior notes and at 10% per annum for the $20 million subordinated seller notes issued by CityTalk.
l. Reflects the interest expense credit for 12 months due to the $31 million pay off of the notes by Semotus.

                                                                         ANNEX A
                                                                         -------

                      AGREEMENT AND PLAN OF REORGANIZATION


This Agreement and Plan of Reorganization (herein, together with all Exhibits, "Agreement") is entered in to as of November 10, 2006 by and between Citytalk, Inc., a Nevada corporation ("Citytalk") and Semotus Solutions, Inc., a Nevada corporation ("Semotus").

This Agreement sets forth the terms and conditions upon which Citytalk will merge with and into Semotus (the "Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") in substantially the form attached hereto as Exhibit A, which provides, among other things, for the conversion and exchange of all issued and outstanding shares of $.001 par value common stock of Citytalk ("Citytalk Stock") into an aggregate of four hundred eighteen million, seven hundred forty four thousand (418,744,000) shares of voting $.01 par value common stock of Semotus ("Semotus Common Stock") (together, the "Merger Consideration").

The parties intend the merger to qualify as a tax-free reorganization under
Section 368 of the Internal Revenue Code of 1986, as amended (the "Code")

         In consideration of the mutual agreement and covenants contained herein, Semotus and Citytalk agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

As used in this Agreement, the following terms (whether used in singular or plural forms) shall have the following meanings:

         "Charter Documents" shall mean the Articles or Certificate of Incorporation and the Bylaws of the applicable corporation.

         "Closing" means the delivery and execution of all monies, common stock, agreements, consents, exhibits and any other documents to and from all parties.

         "Contract" means any contract, mortgage, deed of trust, bond, indenture, lease, license, note, franchise, certificate, option, warrant, right, or other contract, commitment, instrument, document, agreement, obligation, binding arrangement, binding understanding, or binding undertaking, whether written or oral, that has not been terminated and that contains any continuing obligation or liability of a party, including any invoice or purchase order made or issued in the ordinary course of business.

         "GAAP" means generally accepted accounting principles, as that term is defined by the American Institute of Certified Public Accountants.

         "Indemnified Liabilities" means any and all claims, actions, causes of action, demands, losses, liabilities, obligations, losses, damages, penalties and expenses of any kind or nature whatsoever with respect to or arising out of this Agreement and regardless of whether claimed or alleged by any of the parties hereto or any third party, the transaction, the actual or proposed execution, delivery, enforcement and performance of this Agreement or the ancillary documents, and/or otherwise arising directly or indirectly, by reason of or resulting from any breach by the parties of any of their representations, warranties, covenants, or agreements contained in this Agreement or in any certificate delivered pursuant hereto, regardless of whether discovered prior to or after the Closing and regardless of whether the Closing occurs.

         "Intellectual Property" means, collectively, all of the following rights in any and all jurisdictions throughout the world, whether or not filed, perfected, registered or recorded and whether now or hereafter existing, filed, issued or acquired: (i) issued patents, pending patent applications, patent disclosures and patent rights, including any and all continuations, continuations-in-part, divisionals, provisionals, resissues, reexaminations, utility, model and design patents or any extensions thereof, inventions, invention disclosures, discoveries and improvements, whether patentable or not; , (ii) any rights in trademarks, trademark registrations and applications therefor, service marks, service names, trade dress, logos, trade names, corporate names, and other source identifiers, including any goodwill symbolized by any of the foregoing; (iii) works of authorship and rights associated with works of authorship, including copyrights, copyright registrations and copyright applications; (iv) rights related to trade secrets (including those trade secrets identified in the Uniform Trade Secrets Act and under corresponding foreign statutory and common law), confidential business and technical information and know-how; (v) Internet domain names, URLs and any goodwill associated therewith and any other rights relating thereto granted by any governmental or quasi-governmental authority, including Internet domain name registrars; (vi) claims, causes of action, defenses and rights to sue for past infringement related to the enforcement of any of the foregoing; and (vii) all other intellectual or proprietary rights in any jurisdictions throughout the world.

         "Knowledge" of Semotus of or with respect to any matter means that any of the executive officers or directors of Semotus has, or after due inquiry and investigation would have, actual awareness or knowledge of such matter, and "Knowledge" of Citytalk of or with respect to any matter means that any of the executive officers or directors of Citytalk has, or after due inquiry and investigation would have, actual awareness or knowledge of such matter.

         "Legal Requirement" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, judgment, injunction, rule, regulation, order, technical or other standard, requirement, or procedure enacted, adopted, promulgated, implemented, applied, followed or otherwise put into effect by any governmental authority.

         "Lien" means any security agreement, financing statement filed with any governmental authority, conditional sale statement filed with any governmental authority, conditional sale or other title retention agreement, any lease, consignment or bailment given for purposes of security, any lien, mortgage, indenture, pledge, option, encumbrance, adverse interest, constructive trust or other trust, claim, attachment, exception to or defect in title or other ownership interest (including but not limited to reservations, rights of entry, possibilities of reverter, encroachments, easement, rights-of-way, restrictive covenants leases and licenses) of any kind, which otherwise constitutes an interest in or claim against property, whether arising pursuant to any Legal Requirement, Contract or otherwise.

         "Material Adverse Effect" of a company means any adverse change or effect that when taken individually or together with all other adverse changes and effects, is or is reasonably likely to be materially adverse to the business, operations, results of operations or financial condition of such company.

         "Software" of a party means all material computer software owned, controlled or licensed by or on behalf of such party and used, manufactured, distributed, sold, licensed or marketed by such party.

          "Surviving Corporation" means Semotus Solutions, Inc.

         "Tax" (including, with correlative meaning, the terms "Taxes" and Taxable") includes all federal, state, local and foreign income tax, profits, franchise, gross receipts, environmental, customs duty, capital stock, communications services, severance, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect to such penalties and additions, and includes any liability for taxes of another person by contract, as a transferee or successor, under Treasury Regulation Section 1.1502-6 or analogous state, local, or foreign law provision, or otherwise.

         "Tax Return" includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

         "Treasury Regulations" means the regulations prescribed under the Code.

                                    ARTICLE 2
                                     MERGER

Section 2.1 Merger. Subject to the terms and conditions contained in this Agreement, Citytalk will be merged by statutory merger with and into Semotus pursuant to the Merger Agreement at a Closing at the Effective Time of the Merger as defined in the

Merger Agreement. In the Merger, all shares of Citytalk Stock issued and outstanding immediately prior to the effective time of the Merger will be converted into and exchanged on a pro rata basis for a total of four hundred eighteen million, seven hundred forty four thousand (418,744,000) common shares of Semotus (the "Semotus Shares").

Section 2.2 Name Change. The name of the Surviving Corporation shall be amended to be Citytalk, Inc. or a name to be determined solely by the Board of Citytalk, Inc.

Section 2.3 Amendment to Articles of Incorporation. The Articles of Incorporation of Semotus shall be amended prior to the Closing to increase the number of authorized common shares from 50,000,000 common shares to 750,000,000 common shares.

Section 2.4 Management Contracts. At the Closing, the Surviving Corporation shall enter into a three year employment contract with Anthony LaPine, current chief executive officer of Semotus. The employment contract shall provide that Mr. LaPine shall receive an annual salary of $240,000. Additionally, the employment contract shall provide that if the Surviving Corporation is sold or dissolved, Mr. Lapine shall receive any remaining amounts due pursuant to the employment contract.

As an inducement for Mr. LaPine to enter into the employment contract, assume the position of Vice Chairman of the Surviving Corporation and continue running the business operations of the Semotus division of the Surviving Corporation, Citytalk shall issue to Mr. LaPine prior to the Closing a certain number of shares of common stock of Citytalk, which will equal five percent (5%) of the total outstanding shares of common stock of the Surviving Corporation at Closing.

The Surviving Corporation shall also enter into a one year employment contract with Pamela LaPine. The employment contract shall provide for termination if the Surviving Corporation is sold or dissolved.

Section 2.5       The Closing.

         (a) Subject to the terms of this Agreement, the Closing of the transactions contemplated hereby shall take place at the offices of Citytalk or a mutually agreed upon venue at such time and date as the parties may mutually agree (the "Closing Date").

         (b)      At the Closing, Semotus shall deliver to Citytalk:

                  i.       The Merger Consideration;

                  ii.      Semotus's officers' certificate referred to in
                           Section 6.1(d);

                  iii. A certified copy of the Articles of Incorporation of Semotus, evidencing the increase in Semotus' authorized common stock set forth in Section 2.3; and

                  iv. Such other instruments and documents, in form and substance reasonably acceptable to Citytalk, as may be necessary to effect the Closing.

         (c)      At the Closing, Citytalk shall deliver to Semotus:

                  i.       Citytalk's officers' certificate referred to in
                           Section 6.2(d);

                  ii. The stock certificates evidencing shares of the common stock of Citytalk;

                  iii. A certified copy of the Charter Documents of Citytalk, and a good standing certificate for Citytalk issued by the Secretary of State of the State of Nevada; and

                  iv. Such other instruments and documents, in form and substance reasonably acceptable to Semotus, as may be necessary to effect the Closing.

Section 2.6 Mechanics for Closing Merger. At the Closing, each party shall execute and deliver, or cause to be executed and delivered to the other party, all monies, common stock, documents and instruments, in form and substance satisfactory as reasonably required to carry out or evidence the terms of this Agreement. Upon the approval of the shareholders of Citytalk and Semotus, the executed Articles of Merger shall be filed with the Nevada Secretary of State.

Section 2.7 Effects of the Merger. The Merger shall have the effects set forth in the Nevada Revised Statutes (the "NRS"). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all of the property, rights, privileges, powers and franchises of Citytalk shall rest in the Surviving Corporation, and all debts, liabilities and duties of Citytalk shall become the debts, liabilities and duties of the Surviving Corporation.

Section 2.8 Effect of the Merger on Capital Stock. At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any action on the part of the shareholders, or the Board of Directors of Semotus or Citytalk,
(i) all of the Citytalk Stock held by the shareholders of Citytalk (the "Citytalk Shareholders") (other than Dissenting Shares) shall be converted into and represent the right to receive, on a pro rata basis, the Merger Consideration, rounded to the nearest whole share, and (ii) any other securities of Citytalk or any shares that are owned by Citytalk as treasury stock, shall be canceled and retired and shall cease to exist and no shares of Semotus shall be delivered in exchange therefore. Certificates representing Semotus' common shares will be delivered to the Citytalk Shareholders upon surrender to Semotus of valid stock certificates representing their Citytalk Stock. As used throughout this Agreement, the "pro rata basis" shall be determined by giving effect to all outstanding shares (other than treasury shares) of Citytalk's common stock.

Section 2.9 Surrender of Certificates. The procedures for surrendering the Citytalk Stock for Merger Consideration pursuant to the Merger are as follows:

         (a) Expedited Payment. Citytalk Shareholders who desire to receive at the Closing certificates representing the number of Semotus Shares allocable to their Citytalk Stock shall: (a) surrender to Semotus at the Closing the certificates representing the Citytalk Stock for which they desire expedited exchange; and (b) provide to Semotus, at least two business days before the Closing Date, a copy of the certificate or certificates that they intend to so surrender. Semotus shall deliver to each such Shareholder at the Closing a certificate representing such Semotus Shares on a pro rata basis in exchange for the surrendered certificates representing Citytalk Stock.

         (b) No Fractional Shares. No certificate or scrip representing fractional Semotus Shares shall be issued upon the surrender for exchange of Citytalk Shares, and such fractional share interest will not entitle the owner thereof to vote or to any other rights of a stockholder of Semotus. Notwithstanding any other provision of this Agreement, each holder of Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of a Semotus Share (after taking into account all Certificates delivered by such holder) shall be rounded to the nearest whole Semotus Share.

         (c) Certificates representing the Semotus Shares of Common Stock will bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER SAID ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

Section 2.10 Shareholder Meetings. Each of Citytalk and Semotus, and its respective Board of Directors shall take all action necessary in accordance with the NRS and its respective Charter Documents to duly call and hold, as soon as reasonably practicable after the date hereof, a meeting of the company's shareholders (the "Special Meeting") for the purpose of considering and voting upon the approval and adoption of (a) this Agreement, (b) the Merger and (c) any other action or transaction by the company contemplated by this Agreement that requires approval of the shareholders under the company's Charter Documents or the NRS (the "Merger Proposals"). The only matters each party shall propose to be acted on by the shareholders at the Special Meeting shall be the Merger Proposals. Each company's Board of Directors will recommend, subject to its fiduciary obligations to its shareholders under all applicable laws, that the shareholders vote in favor of approval of the Merger Proposals and each company shall use its commercially reasonable best efforts to secure the votes of its shareholders required by the NRS and its company's Charter Documents to effect the Merger.

Citytalk shall also use its best efforts to obtain a statement from each of its shareholders that such persons intend to vote all their shares in favor of the Merger at the Special Meeting.

Section 2.11 Vote Required. The only vote of Shareholders required under the NRS and the Charter Documents in order to approve and adopt the Merger Proposals is the affirmative vote of a majority of the votes cast, and no other vote or approval of or other action of holders of capital stock of either company is required.

Section 2.12 Dissenters' Rights. Notwithstanding anything contained herein to the contrary, any Shares held by Citytalk Shareholders who properly exercise and perfect the dissenters' rights set forth in the NRS ("Dissenting Shares") shall not be converted pursuant to Section 2.1, but shall instead be converted into the right to receive the fair value of the shares as may be determined to be due with respect to such Dissenting Shares pursuant to the provisions of the NRS. Semotus shall have the right to control all negotiations and proceedings with respect to the determination of the fair value of the Company Shares. Citytalk agrees that, without the prior written consent of Semotus or as required under the NRS, it will not voluntarily make any payment with respect to, or determine or offer to determine, the fair value of Citytalk's Common Stock. Each holder of Dissenting Shares (a "Dissenting Shareholder") who, pursuant to the provisions of the NRS, becomes entitled to payment of the fair value of Citytalk Shares shall receive payment therefor from the Surviving Corporation (but only after the fair value therefor shall have been agreed upon or finally determined pursuant to the provisions of the NRS). In the event that any holder of the Company Shares fails to make an effective demand for payment or otherwise loses his, her or its status as a Dissenting Shareholder, Semotus shall, as of the later of the Effective Time or the occurrence of such event, issue and deliver, upon surrender by such Dissenting Shareholder of his, her or its Certificate(s), the Merger Consideration without interest thereon to which such Dissenting Shareholder would have otherwise been entitled under this Agreement.

Section 2.13 Charter Documents of the Surviving Corporation. At the Effective Time of the Merger, the Charter Documents of Semotus as in effect immediately prior to the Effective Date shall be the Charter Documents of the Surviving Corporation, except that the name of the Surviving Corporation shall be amended as per this Agreement through the filing of the Articles of Merger.

Section 2.14 Further Assurances. At the Closing, Citytalk, at the request of Semotus, shall promptly execute and deliver, or cause to be executed and delivered, to Semotus all such documents and instruments, in form and substance satisfactory to Semotus, as Semotus reasonably may request in order to carry out or evidence the terms of this Agreement.

                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF CITYTALK

Citytalk represents and warrants to Semotus that the statements contained in
Article 3 are true and complete, as of the date of this Agreement, and the statements and Exhibits contained in Article 3 will be correct and complete as of Closing, as follows:

Section 3.1 Organization and Qualification of Citytalk. Citytalk is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as it is now being conducted. Citytalk is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions where the nature of the property owned or leased by it, or the nature of the business conducted by it, makes such qualification necessary and the absence of such qualification would, individually or in the aggregate, have a Material Adverse Effect on Citytalk.

Section 3.2 Authority. Citytalk has all requisite corporate power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Citytalk have been duly and validly authorized by all necessary action on the part of Citytalk. This Agreement has been duly and validly executed and delivered by Citytalk, and is a valid and binding obligation of Citytalk, enforceable against Citytalk in accordance with its terms, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors and of general principles of equity.

Section 3.3 Ownership and Number of Shares of Citytalk Stock. The shareholders listed on Exhibit 3.3 own all of the issued and outstanding shares of the Citytalk Stock, beneficially and of record, free and clear of all liens (the "Citytalk Shareholders"). The Citytalk Stock is not subject to, or bound or affected by, any proxies, voting agreements, or other restrictions on the incidents of ownership hereof. There are not, and will not be at Closing more than thirty million (30,000,000) outstanding common shares of Citytalk.

Section 3.4 Subsidiaries. Except as disclosed on Exhibit 3.4, Citytalk does not control or hold direct or indirect equity interests in, or hold rights to control or acquire direct or indirect equity interests in, any corporation, partnership, limited liability company, joint venture or other legal entity..

Section 3.5 Capitalization of Citytalk. The authorized capital stock of Citytalk consists of one hundred million (100,000,000) shares of common stock $.0001 par value per share, of which thirty million (30,000,000) shares are validly issued and outstanding, fully paid and non-assessable. There are no other authorized, issued or outstanding subscriptions, options, convertible securities, preferred securities, warrants, calls or other rights of any kind issued or granted by, or binding upon, Citytalk to purchase or otherwise acquire any securities of or equity interest in Citytalk. All of the issued and outstanding shares of CTI were issued in compliance with all applicable state and federal securities laws, and shall remain free from any encumbrances or Liens. The Citytalk

Stock received by Semotus at the Closing will be validly issued and outstanding, fully paid and non-assessable. The Citytalk Stock will not be subject to, nor bound or affected by, any proxies, voting agreements, or other restrictions on the ownership thereof.

Section 3.6 No Conflicts; Required Consents. The execution, delivery and performance by Citytalk of this Agreement does not and will not:

                  (i) conflict with or violate any provision of the Charter Documents of Citytalk;

                  (ii)     violate any Legal Requirements;

                  (iii) conflict with, violate, result in a breach of, constitute a default under (without regard to requirements of notice, lapse of time, or elections of other persons, or any combination thereof) or accelerate or permit the acceleration of the performance required by, any Contract or Lien to which Citytalk is a party or by which Citytalk or the assets or properties owned or leased by it are bound or affected;

                  (iv) result in the creation or imposition of any Lien against or upon the Citytalk Stock or any of the assets or properties owned or leased by Citytalk; or

                  (v) require any consent, approval, or authorization of, or filing of any certificate, notice, application, report or other document with, any governmental authority or other person, except for the filing of the Merger Agreement with the Secretary of State of Nevada.

Section 3.7 Litigation. Other than disclosed in Exhibit 3.7, there is no litigation pending or, to Citytalk's knowledge, threatened, by or before any governmental authority or private arbitration tribunal, against Citytalk or its operations or assets, nor, to Citytalk's knowledge, is there any basis for any such litigation.

Section 3.8 Compliance with Applicable Legal Requirements. Conduct by Citytalk of its activities as currently conducted does not violate or infringe any Legal Requirements currently in effect, or, to the knowledge of Citytalk, proposed to become effective; and Citytalk has received no notice of any violation by Citytalk of any Legal Requirements applicable to Citytalk or its activities as currently conducted; and Citytalk knows of no basis for the allegation of any such violation.

Section 3.9 Financial Statements. Citytalk will deliver to Semotus the audited financial statements from inception to November 15, 2006 (the "Financial Statements") as soon as they are completed. The Financial Statements will be prepared in accordance with GAAP applied on a consistent basis and present fairly the financial position of Citytalk as of the date indicated.

Section 3.10 Liabilities. Citytalk has no liabilities or obligations, whether absolute, accrued, contingent or otherwise, that are not reflected in the Financial Statements or non-delinquent obligations for ordinary and recurring expenses, including in the ordinary course of business of Citytalk since the date of the Financial Statements. At Closing, Citytalk shall have no liabilities or obligations, including state and federal tax liabilities, except as set forth in Exhibit 3.10.

Section 3.11      Taxes.

         (a) Except as set forth in Exhibit 3.11(a), all Tax Returns required to be filed by or with respect to Citytalk have been properly and timely filed and all such Tax Returns are complete and accurate in all material respects. Except to the extent reserved or reflected against on the Financial Statements, all Taxes due with respect to such Tax Returns or which are otherwise due and payable by Citytalk have been paid in full. All Taxes required to be withheld and paid over by Citytalk to any relevant Tax authority in connection with payments to employees, independent contractors, creditors, stockholders or to third parties have been so withheld and paid over.

         (b) Except as set forth in Exhibit 3.11(b):

                  (i) no Tax authority in a jurisdiction where Citytalk does not file Tax Returns has made a written claim, assertion or threat that Citytalk is or may be subject to tax in such jurisdiction;

                  (ii) no deficiencies for any tax have been threatened, proposed, asserted or assessed against Citytalk that have not been satisfied;

                  (iii) no audits or examinations with respect to Citytalk are ongoing or have been threatened or proposed, in writing by the Internal Revenue Service or the appropriate state, local or foreign Tax authority;

                  (iv) no waivers or extensions of statutes of limitation with respect to Taxes have been given by or requested with respect to Citytalk;

                  (v) there are no Tax rulings, requests for rulings, closing agreements relating to Citytalk that could affect the liability for Taxes of Citytalk for any period (or portion of a period) after the Closing; and

                  (vi) no power of attorney has been granted by Citytalk with respect to any matter relating to Taxes of Citytalk that is currently in force.

         (c) Citytalk is not a party to or liable to under any tax sharing agreement with respect to taxes of any consolidated, combined or unitary group other than the consolidated, combined or unitary group disclosed in Exhibit 3.11(c). Except as set forth in Exhibit 3.11(c), Citytalk has not with respect to any taxable period for which the applicable statute of limitations has not run, filed a combined consolidated or unitary tax return with respect to any jurisdictions (foreign and domestic) in which Citytalk has filed income tax returns for taxable periods ending on or December 31, 1996. Citytalk will not, in the absence of a closing agreement provided for in the Treasury Regulations under Section 1503 of the Internal Revenue Code of 1986. (the "Code"), trigger the recapture of any dual consolidated losses (as defined in Section 1503 of the Code) by virtue of the transactions contemplated by this Agreement.

         (d) There are no tax Liens on any assets of Citytalk, except Liens for taxes not yet due and payable.

Section 3.12 Absence of Certain Changes or Events. Except as set forth in
Exhibit 3.12, since the date of the Financial Statements there has not occurred:

         (a) any material and adverse change in the financial condition or operations of Citytalk;

         (b) any damage, destruction or loss to or of any of the material assets or properties owned or leased by Citytalk;

         (c) the creation or attachment of any Lien against the capital stock of Citytalk;

         (d) any waiver, release, discharge, transfer, or cancellation by Citytalk of any rights or claims of material value;

         (e) any issuance by Citytalk of any securities, or any merger or consolidation of Citytalk with any other Person, or any acquisition by Citytalk of the business of any other Person;

           (f) any incurrence, assumption or guarantee by Citytalk of any indebtedness or liability;

           (g) any declaration, setting aside or payment by Citytalk of any dividends on, or any other distribution with respect to, any capital stock of Citytalk or any repurchase, redemption, or other acquisition of any capital stock of Citytalk;

         (h) (A) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Citytalk, except in the ordinary course of the business of Citytalk, or (B) any material increase in the compensation payable or to become payable to any employee of Citytalk; or

         (i) the entry by Citytalk into any Contract to do any of the foregoing.

Section 3.13 Material Citytalk Contracts. As of the date of this Agreement, Citytalk does not have except as disclosed in Exhibit 3.13:

         (a) contracts evidencing or relating to any liabilities or obligations of Citytalk, whether absolute, accrued, contingent or otherwise, or granting any person a Lien or against any properties or assets owned or leased by Citytalk;

         (b) joint venture or partnership Contracts between Citytalk and any other person;

         (c) Contracts limiting the employees/officers/shareholders of Citytalk to engage in or to compete in any activity, or to use or disclose any confidential information in its possession;

         (d) any other Contracts to which Citytalk is a party or by which it or the assets or properties owned or leased by it are bound or affected that are not set forth on other Exhibits hereto, which in the aggregate contemplate payments to or by Citytalk exceeding $50,000 in any twelve-month period (collectively herein as the "Material Citytalk Contract"). Citytalk has delivered to Semotus true and complete copies of each of the Material Citytalk Contracts, including any amendments thereto or, in the case of oral Material Citytalk Contracts, a written description and representation that the contract is valid, in full force and effect and enforceable in accordance with its terms against the parties thereto other than Citytalk, and Citytalk has fulfilled when due, or has taken all action necessary to enable it to fulfill when due, all of its obligations thereunder);

         (e) there has not occurred any default (without regard to lapse of time, the giving of notice, or the election of any person other than Citytalk, or any combination thereof) by Citytalk, nor, to the knowledge of Citytalk, has there occurred any default (without regard to lapse of time, the giving of notice, or the election of Citytalk, or any combination thereof) by any other person, under any of the Material Citytalk Contracts; and

         (f) neither Citytalk nor, to the knowledge of Citytalk, any other person is in arrears in the performance or satisfaction of its obligations under any of the Material Citytalk Contracts, and no waiver has been granted by any of the parties thereto.

Section 3.14      Assets and Properties.

         (a) Citytalk has good title to, or enforceable leasehold interests in, or valid rights under Contract to use, all of the material tangible personal assets and properties which it purports to own (including those reflected on the Financial Statements, except for assets and properties sold, consumed or otherwise disposed of in the ordinary course of business since the date of the Financial Statements, which are not individually or in the aggregate material) or use, in each case free and clear of all Encumbrances, except as set forth in
Exhibit 3.14(a) and (b) or liens for taxes not yet due and payable or due but not delinquent or being contested in good faith by appropriate proceedings. Except as set forth in Exhibit 3.14(a), the assets owned or leased by Citytalk constitute all the assets used in and necessary to conduct the business as currently conducted.

         (b) All material tangible property and assets owned or utilized by Citytalk are in good operating condition and repair (except for ordinary wear and tear), free from any defects (except such minor defects as do not interfere with the use thereof in the conduct of the normal operations), have been maintained consistent with the standards generally followed in the industry and are sufficient to carry on the business as presently conducted. All buildings, plants and other structures owned or otherwise utilized by Citytalk are in good condition and repair (except for ordinary wear and tear) in all material respects.

         (c) Citytalk owns no real property.

         (d) Citytalk does not lease any real property.

Section 3.15 Books and Records. All of the books, records and accounts of Citytalk are in all material respects true and complete, are maintained in accordance with good business practice and all applicable Legal Requirements, accurately present and reflect in all material respects all of the transactions therein described, and are reflected accurately in the Financial Statements. Citytalk has previously delivered to Semotus the complete stock record book of Citytalk and true and complete copies of all of the minutes of meetings and all other corporate actions of the stockholders, Board of Directors and committees of the Board of Directors of Citytalk since the date of its incorporation.

Section 3.16 Certain Interests. Except as disclosed in Exhibit 3.16, none of Citytalk or its officers, directors, or holders of ten percent (10%) or more of Citytalk Common Stock, directly or indirectly is, or owns any interest in, or controls, or is an employee, officer, director or partner of or participant in, or consultant to, any person or entity that is a competitor, supplier or customer of Citytalk or Semotus.

Section 3.17 Bank Accounts. Exhibit 3.17 sets forth all bank accounts, brokerage accounts, and safe deposit boxes of any kind maintained by Citytalk and, in each case, identifies the persons that are authorized signatories for, or which are authorized to have access to, each of them.

Section 3.18      Changes in Circumstances.   Citytalk has no knowledge of:

                  (i) any current or future condition or state of facts or circumstances which could reasonably be expected to result in a material and adverse change in the financial condition of operations of Citytalk; or

                  (ii) any Legal Requirements currently in effect from which Citytalk currently is, or any currently proposed Legal Requirements from which Citytalk would be, exempt by reason of any "grandfather" clauses or provisions contained therein, but which would be applicable to Citytalk following closing.

Section 3.19 Intellectual Property.

         (a) Exhibit 3.19(a) sets forth a true and complete list of all

                  (i) Software, registered U.S. and foreign patents and patent applications, registered U.S. and foreign trademark applications, registered U.S. and foreign copyrights and copyright applications and other Intellectual Property , in each case owned by Citytalk and material to the business of Citytalk ("Citytalk Owned Intellectual Property"),

                  (ii) licenses for the Software licensed to Citytalk or by Citytalk to a third party (as hereinafter defined), in each case that are material to the business of Citytalk ("Citytalk Licensed Intellectual Property"), and

                  (iii) all Software and Intellectual Property that is licensed by Citytalk to a third party ("Third Party Licensed Intellectual Property").

         (b) To the knowledge of Citytalk, the conduct of the business of Citytalk as currently conducted does not infringe or misappropriate the Intellectual Property rights of any third party, and no claim has been asserted against Citytalk that the conduct of the business of Citytalk as currently conducted infringes or may infringe or misappropriate the Intellectual Property rights of any third party.

         (c) With respect to each item of Citytalk Owned Intellectual Property, Citytalk is the sole owner of the entire right, title and interest in and to such Intellectual Property and without limitation of the foregoing is entitled to use such Intellectual Property in the continued operation of its business.

         (d) With respect to each item of Citytalk Licensed Intellectual Property, Citytalk has the right to use such Citytalk Licensed Intellectual Property in the continued operation of its business in accordance with the terms of the license agreement governing such Citytalk Licensed Intellectual Property.

         (e) To the knowledge of Citytalk, Citytalk Owned Intellectual Property is valid and enforceable, and has not been adjudged invalid or unenforceable in whole or part.

         (f) To the knowledge of Citytalk, no person is engaging in any activity that infringes upon Citytalk Owned Intellectual Property.

         (g) To the knowledge of Citytalk, each license of Citytalk Licensed Intellectual Property and Third Party Licensed Intellectual Property is valid and enforceable, is binding on all parties to such license, and is in full force and effect.

         (h) To the knowledge of Citytalk, neither party to any license of Citytalk Licensed Intellectual Property nor any Third Party Licensed Intellectual Property is in breach thereof or default thereunder.

         (i) The Software of Citytalk is free of all viruses, worms, trojan horses and other material known contaminants, and does not contain any bugs, errors, or problems of a material nature that disrupt its operation or have an adverse impact on the operation of other software programs or operating systems.

         (j) No rights in the Software of Citytalk have been transferred to any third party except to the customers of Citytalk to whom Citytalk has licensed the right to use all Software in the ordinary course of business.

         (k) Citytalk has the right to use all software development tools, library functions, compilers, and other third party software that is material to the business of Citytalk, or that is required to operate or modify the Software of Citytalk.

         (l) The consummation of the Merger and the other transactions contemplated by this Agreement and any ancillary agreements will not result in any termination or other material restriction being imposed on any Citytalk Owned Intellectual Property or Citytalk Licensed Intellectual Property.

Section 3.20      Commitments.

         (a) Exhibit 3.20(a) sets forth, as of the date hereof, each contract or agreement, whether written or oral (including any and all amendments thereto), to which Citytalk is a party, or by which Citytalk is bound (collectively, the "Commitments") of the following types:

                  (i) Commitments for the sale of any real or personal (tangible or intangible) properties other than in the ordinary course of business, or for the grant of any option or preferential rights to purchase any such properties;

                  (ii) Commitments for the construction, modification or repair of any building, structure or facility or for the incurrence of any capital expenditures or for the acquisition of fixed assets, providing for aggregate payments in excess of $50,000.00;

                  (iii) Commitments relating to the acquisition by Citytalk or a Subsidiary of any operating business or the capital stock of any other person or entity that have not been consummated or that have been consummated but contain representations, covenants, guaranties, indemnities or other obligations that remain in effect;

                  (iv) Commitments pursuant to which any party is required to purchase or sell a stated portion of its requirements or output to another party or perform a stated amount of service for, on behalf of, or upon the referral of another party;

                  (v) Commitments relating to any Litigation (as defined hereinafter in Section 3.7);

                  (vi) Commitments under which Citytalk agrees to indemnify any person or entity;

                  (vii) Commitments containing covenants of Citytalk not to compete, do business in any line of business or in any geographical area or with any person or entity, or to disclose certain information, or covenants of any person or entity not to compete with Citytalk in any line of business or in any geographical area or disclose information concerning Citytalk;

                  (viii) Commitments pursuant to which Citytalk (A) leases, subleases, licenses or otherwise has the right to use any personal property or (B) is the lessor of any personal property;

                  (ix) Commitments in respect of any joint venture, partnership or other similar arrangement (including, without limitation, any joint development agreement);

                  (x) Commitments relating to any governmental or regulatory authority;

                  (xi) Commitments for the lease or sub-lease of any real property;

                  (xii)    Commitments for the leasing of any personal property;

                  (xiii) Commitments relating to outstanding letters of credit or performance bonds or creating any obligation or liability as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any person or entity, except as endorser or maker of checks or letters of credit endorsed or made in the ordinary course of business;

                  (xiv) Commitments that involve in excess of $50,000.00 in the aggregate or that may not be terminated on less than ninety (90) days' notice;

                  (xv) Commitments (other than those specified in any of clauses (i) through (xiv) of this paragraph (a)) which relate to or affect the business or any of the assets or properties of Citytalk in any way that are material to the business; and

                  (xvi) Commitments currently in negotiation by Citytalk of a type, which if entered into would be required to be listed on Exhibit 3.20(a) or to be disclosed on any other Schedule hereto.

         (b) Except as set forth in Exhibit 3.20(b), all of the Commitments referred to in the preceding paragraph (a) are valid, binding, in full force and effect and enforceable in accordance with their terms against Citytalk, and to the knowledge of Citytalk, against the respective counterparties to such Commitments. Complete copies (or, if oral, full written descriptions) of all Commitments required to be so listed, including all amendments thereto, and complete copies of all standard form Commitments used in the conduct of the Business, have been delivered to Citytalk. Except as set forth in Exhibit 3.20(b):

                  (i) there is no breach, violation or default and no event which, with notice or lapse of time or both, would constitute a breach, violation or default, or give rise to any Encumbrance or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration under, any Commitment listed in Exhibit 3.20(a), except for breaches, violations and defaults, or Encumbrances or rights of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration which, individually or in the aggregate, are not material; and

                  (ii) neither Citytalk nor any other party to any of the Commitments listed in Exhibit 3.20(a) is in material arrears in respect of the performance or satisfaction of the terms and conditions on its part to be performed or satisfied under any of such Commitments and no material waiver or material indulgence has been granted by any of the parties thereto.

Section 3.21 Compliance with Laws. Except as set forth in Exhibit 3.21, Citytalk has not received any written notice of any violation of any applicable laws, rules, regulations and orders relating to the operation, conduct or ownership of the business. Citytalk has all permits, licenses, certificates and authorizations of governmental and regulatory authorities necessary for the conduct of their business as presently conducted, except where the failure to have any such permit, certificate, or authorization would not have a Material Adverse Effect.

Section 3.22      Employee Benefit Plans; Labor Matters.

         (a) With respect to each employee benefit plan, program, arrangement and contract (including, without limitation, any "Employee Benefit Plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), all "specified fringe benefit plans" (as defined in Section 6039D(d)(1) of the Code), all "nonqualified deferred compensation plans" (as defined in Sections 409A(d)(1) or 3121(v)(2)(C) of the Code) and all bonus, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance, termination, unemployment, disability, bonus, stock options, stock appreciation rights or other forms of incentive compensation, health, vision, dental or other insurance, or other benefit plans, programs or arrangements), maintained or contributed to by Citytalk, or with respect to which Citytalk could incur liability under Section 4069 or 4201(c) of ERISA (Citytalk Benefit Plans"), Exhibit 3.22(a) contains a true and complete list of, and Citytalk has made available to Semotus a true and correct copy of

                  (i) the most recent annual report (Form 5500) filed with the Internal Revenue Service (the "IRS"),

                  (ii) such Citytalk Benefit Plan (or a description of any unwritten Citytalk Benefit Plan),

                  (iii) each trust agreement relating to such Citytalk Benefit Plan,

                  (iv) the most recent summary plan described for each Citytalk Benefit Plan for which a summary plan described is required,

                  (v) the most recent actuarial report or valuation relating to a Citytalk Benefit Plan subject to Title IV of ERISA, if any, and

                  (vi) the most recent determination letter, if any, issued by the IRS with respect to any Citytalk Benefit Plan qualified under Section 401 (a) of the Code.

         (b) With respect to Citytalk Benefit Plans, no event has occurred and, to the knowledge of Citytalk, there exists no condition or set of circumstances, in connection with which Citytalk could be subject to any liability under the terms of such Citytalk Benefit Plans, ERISA, the Code or any other applicable law except as would not have a Citytalk Material Adverse Effect. Citytalk has no actual or contingent liability under Title IV of ERISA (other than the payment of premiums to the Pension Benefit Guaranty Corporation) except as would not have a Citytalk Material Adverse Effect.

         (c) Exhibit 3.22(c) contains a true and complete list of, and Citytalk has made available to Semotus:

                  (i) copies of all employment agreements with officers or key employees of Citytalk or any of its subsidiaries;

                  (ii) copies of all severance agreements, programs and policies of Citytalk; and

                  (iii) copies of all plans, programs, agreements and other arrangements of Citytalk, which contain change in control provisions.

         (d) Except as set forth in Exhibit 3.22(d), neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will:

                  (i) result in any material payment (including, without limitation, severance, unemployment compensation, "golden parachute" or otherwise) becoming due to any director, officer or employee of Citytalk under any Citytalk Benefit Plan or otherwise;

                  (ii) materially increase any benefits otherwise payable under any Citytalk Benefit Plan; or

                  (iii) result in any acceleration of the time of payment or vesting of any material benefits.

         (e) Except as set forth in Exhibit 3.22(e) or as required by law, no Citytalk Benefit Plan provides retiree medical or retiree life insurance benefits to any person.

         (f) Citytalk

                  (i) is in material compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, in each case, with respect to employees;

                  (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to employees;

                  (iv) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and

                  (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits for employees.

         (g) No employees are currently represented by any labor union for purposes of collective bargaining and to the knowledge of Citytalk, no activities the purpose of which is to achieve such representation of all or some of such employees are threatened or ongoing. No work stoppage or labor strike against Citytalk by employees is pending or to the knowledge of Citytalk threatened. Citytalk is not:

                  (i) involved in or threatened with any labor dispute, grievance, or litigation relating to labor matters involving any employees, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign), charges of unfair labor practices or discrimination complaints;

                  (ii) engaged in any unfair labor practices within the meaning of the National Labor Relations Act or the Railway Labor Act; or

                  (iii) presently, nor has it been in the past a party to, or bound by, any collective bargaining agreement or union contract with respect to employees and no such agreement or contract is currently being negotiated by Citytalk or any of its affiliates.

         (h) COBRA, FMLA, HIPAA, Cancer Rights. With respect to each Citytalk Employee Plan, Citytalk has complied with:

                  (i) the applicable health care continuation and notice provisions of the Consolidation Omnibus Budget Reconciliation Act of 1985 ("COBRA") and the regulations thereunder or any state law governing health care coverage extension or continuation;

                  (ii) the applicable requirements of the Family and Medical Leave Act of 1993 ("FMLA") and the regulations thereunder;

                  (v) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 ("HIPPAA"); and

                  (vi) the applicable requirements of the Cancer Rights Act of 1998, except to the extent that such failure to comply could not reasonably be expected, individually or in the aggregate, to have Material Adverse Effect on Citytalk. Citytalk has no material unsatisfied obligations to any employees, former employees or qualified beneficiaries pursuant to COBRA, HIPAA or any state law governing health care coverage extension or continuation.

Section 3.23      Environmental Matters.

         (a) To the knowledge of Citytalk, it is and has at all times been in compliance with all environmental laws governing Citytalk and its business, operations, properties and assets, except as would not have a Material Adverse Effect.

         (b) There are no judgments and no material non-compliance orders, warning letters, notices of violation, claims, suits, actions, penalties, fines, or administrative or judicial investigations of any nature or to the knowledge of Citytalk proceedings pending or threatened in writing against or involving Citytalk, any Governmental Authority or third party with respect to any environmental laws of licenses issued to Citytalk, except as would not have a Material Adverse Effect.

Section 3.24 Insurance. All of the material assets of Citytalk and all aspects of the business that are of insurable character are covered by insurance with reputable insurers against risks of liability, casualty and fire and other losses and liabilities customarily obtained to cover comparable businesses and assets in amounts, scope and coverage which are consistent with prudent industry practice. Citytalk is not in default with respect to its obligations under any material insurance policy maintained by it. Exhibit 3.24 sets forth a true and complete list of all insurance coverage carried by Citytalk, the carrier and the terms and amount of coverage. All such policies and other instruments are in full force and effect and all premiums with respect thereto have been paid. Citytalk has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion or as required by any of such insurance policies, and Citytalk has not otherwise, through any act, omission or non-disclosure, jeopardized or impaired full recovery of any claim under such policies, and there are no claims by Citytalk under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause. Citytalk has not received notice of any pending or threatened termination of any of such policies or any premium increases for the current policy period with respect to any of such policies and the consummation of the transactions contemplated by this Agreement will not result in any such termination or premium increase.

Section 3.25 Accuracy of Information. None of the written information and documents which have been or will be furnished by Citytalk or any representatives of Citytalk to Semotus or any of the representatives of Semotus in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Citytalk, Citytalk has disclosed to Semotus as the purchaser of Semotus Common Stock all material information relating to Citytalk and its activities as currently conducted.

Section 3.26 Dissenter Rights Procedures. Citytalk will perform and will be in compliance with any and all obligations required of a domestic corporation under the NRS, and Citytalk will inform Semotus of any and all Shareholders who have notified Citytalk of their appraisal rights in accordance with the NRS.

Section 3.27 Transactions with Certain Persons. Except as set forth on Schedule 3.27, no officer, director or employee of Citytalk, nor any member of any such person's immediate family, is presently a party to any transaction with Citytalk, including without limitation, any contract, agreement or other arrangement (i) providing for the furnishing of services by, (ii) providing for the rental of real or personal property from, or (iii) otherwise requiring payments to (other than for services as officers, directors or employees of the Company ) any such person or corporation, partnership, trust or other entity in which any such person has an interest as a shareholder, officer, director, trustee or partner.

Section 3.28 Employees. As of the date of this Agreement, Citytalk does not have any employees except as disclosed in Exhibit 3.28.


                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF SEMOTUS

Semotus represents and warrants to Citytalk that the statements made in Article 4 are true and complete, as of the date of this Agreement and the statements and Exhibits made in Article 4 will be correct and complete as of Closing, as follows:

Section 4.1 Organization and Qualification of Semotus. Semotus is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada, and has all requisite corporate power and authority to own and lease the properties and assets it currently owns and leases and to conduct its activities as currently conducted. Semotus is duly qualified to do business as a foreign corporation in all jurisdictions in which the ownership or leasing of the properties and assets owned or leased by it or the nature of its activities makes such qualification necessary and the absence of such qualification would, individually or in the aggregate, have a Material Adverse Effect on Semotus.

Section 4.2 Authority. Semotus has all requisite corporate power and authority to execute, deliver and perform this Agreement. The execution, delivery, and performance of this Agreement by Semotus have been duly and validly authorized by all necessary action on the part of Semotus. This Agreement has been duly and validly executed and delivered by Semotus, and is the valid and binding obligation of Semotus, enforceable against Semotus in accordance with its terms, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors and of general principles of equity.

Section 4.3 Capitalization of Semotus. The authorized capital stock of Semotus consists of fifty million (50,000,000) authorized shares of common stock $.01 par value per share of which Thirty Five Million, Five Hundred Forty Nine Thousand, Ninety Five (35,549,095) shares are issued and outstanding fully paid and non assessable. Except as listed in Exhibit 4.3, there are no other authorized or outstanding subscriptions, options, convertible securities, warrants, calls or other rights of any kind issued or granted by, or binding upon, Semotus to purchase or otherwise acquire any securities of or equity interest in Semotus.

Section 4.4 No Conflicts; Required Consents. The execution, delivery and performance by Semotus of this Agreement does not and will not: (i) conflict with or violate any provisions of the Charter Documents of Semotus; (ii) violate any provision of any Legal Requirements; or (iii) conflict with, violate, result in a breach of, constitute a default under (without regard to requirements of notice, lapse of time, or elections of other persons, or any combination thereof) or accelerate or permit the acceleration of the performance required by, any Contract or Lien to which Semotus is a party or by which Semotus or the assets or properties owned or leased by it are bound or affected; or (iv) require any consent, approval or authorization, report or other document with, any Governmental Authority or other person.

Section 4.5 Validity and Ownership of Semotus Common Stock. The Semotus Common Stock received by the shareholders of Citytalk at the Closing will be validly issued and outstanding, fully paid and non-assessable. The Semotus Common Stock will not be subject to, nor bound or affected by, any proxies, voting agreements, or other restrictions on the ownership thereof, and shall remain free from any encumbrances or Liens.

Section 4.6 Subsidiaries. Semotus does not control or hold direct or indirect equity interests in, or hold rights to control or acquire direct or indirect equity interests in, any corporation, partnership, limited liability company, joint venture or other legal entity other than described in Exhibit 4.6.

Section 4.7 Litigation. Other than disclosed in Exhibit 4.7, there is no litigation pending or, to Semotus's knowledge, threatened, by or before any governmental authority or private arbitration tribunal, against Semotus or its operations, nor, to Semotus's knowledge, is there any basis for any such litigation.

Section 4.8 Compliance with Applicable Legal Requirements. Conduct by Semotus of its activities as currently conducted does not violate or infringe any Legal Requirements currently in effect, or, to the knowledge of Semotus, proposed to become effective; and Semotus has received no notice of any violation by Semotus of any Legal Requirements applicable to Semotus or its activities as currently conducted; and Semotus knows of no basis for the allegation of any such violation.

Section 4.9 Financial Statements. Semotus has delivered to Citytalk the audited financial statements of Semotus for the respective years ended March 31, 2006 and 2005 and the unaudited interim financial statements of Semotus for the six months ended September 30, 2006 and 2005, respectively (the "Semotus Financial Statements"). The Financial Statements were prepared in accordance with GAAP and present fairly the financial position of Semotus as of the date indicated.

Section 4.10 Liabilities. Semotus has no liabilities or obligations, whether absolute, accrued, contingent or otherwise, that are not reflected in the balance sheet or non-delinquent obligations for ordinary and recurring expenses, including in the ordinary course of business of Semotus since the date of the Financial Statements. At Closing, Semotus shall have no liabilities or obligations, including state and federal tax liabilities.

Section 4.11 Tax Returns and Payments. Except as set forth in Exhibit 4.11(a), all Tax Returns required to be filed by or with respect to Semotus have been properly and timely filed and all such Tax Returns are complete and accurate in all material respects. Except to the extent reserved or reflected against on the Financial Statements, all Taxes due with respect to such Tax Returns or which are otherwise due and payable by Semotus have been paid in full. All Taxes required to be withheld and paid over by Semotus to any relevant Tax authority in connection with payments to employees, independent contractors, creditors, stockholders or to third parties have been so withheld and paid over.

         (b) Except as set forth in Exhibit 4.11(b):

                  (i) no Tax authority in a jurisdiction where Semotus does not file Tax Returns has made a written claim, assertion or threat that Citytalk is or may be subject to tax in such jurisdiction;

                  (ii) no deficiencies for any tax have been threatened, proposed, asserted or assessed against Semotus that have not been satisfied;

                  (iii) no audits or examinations with respect to Semotus are ongoing or have been threatened or proposed, in writing by the Internal Revenue Service or the appropriate state, local or foreign Tax authority;

                  (iv) no waivers or extensions of statutes of limitation with respect to Taxes have been given by or requested with respect to Semotus;

                  (v) there are no Tax rulings, requests for rulings, closing agreements relating to Semotus that could affect the liability for Taxes of Semotus for any period (or portion of a period) after the Closing; and

                  (iv) no power of attorney has been granted by Semotus with respect to any matter relating to Taxes of Semotus that is currently in force.

         (c) Semotus is not a party to or liable to under any tax sharing agreement with respect to taxes of any consolidated, combined or unitary group other than the consolidated, combined or unitary group other than the consolidated, combined or unitary group disclosed in Exhibit 4.11(c). Except as set forth in Exhibit 4.11(c), Semotus has not with respect to any taxable period for which the applicable statute of limitations has not run, filed a combined consolidated or unitary tax return with respect to any jurisdictions (foreign and domestic) in which Semotus has filed income tax returns for taxable periods ending on or December 31, 1996. Semotus will not, in the absence of a closing agreement provided for in the Treasury Regulations under Section 1503 of the Internal Revenue Code of 1986. (the "Code"), trigger the recapture of any dual consolidated losses (as defined in Section 1503 of the Code) by virtue of the transactions contemplated by this Agreement.

         (d) There are no tax liens on any assets of Semotus, except liens for taxes not yet due and payable.

Section 4.12 Absence of Certain Changes or Events. Since the date of the Semotus Financial Statements there has not occurred:

         (a) any material and adverse change in the financial condition or operations of Semotus;

         (b) any damage, destruction or loss to or of any of the material assets or properties owned or leased by Semotus;

         (c) the creation or attachment of any Lien against the Common Stock of Semotus;

         (d) any waiver, release, discharge, transfer, or cancellation by Semotus of any rights or claims of material value;

         (e) any issuance by Semotus of any securities, or any merger or consolidation of Semotus with any other Person, or any acquisition by Semotus of the business of any other Person;

         (f) any incurrence, assumption or guarantee by Semotus of any indebtedness or liability;

         (g) any declaration, setting aside or payment by Semotus of any dividends on, or any other distribution with respect to, any capital stock of Semotus or any repurchase, redemption, or other acquisition of any capital stock of Semotus;

         (h) (A) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Semotus, except in the ordinary course of the administration of Semotus, or (B) any increase in the compensation payable or to become payable to any employee of Semotus; or

         (i) the entry by Semotus into any Contract to do any of the foregoing.

Section 4.13 Material Semotus Contracts. As of the date of this Agreement, Semotus does not have except as disclosed in Exhibit 4.13:

         (a) contracts evidence or evidencing or relating to any liabilities or obligations of Semotus, whether absolute, accrued, contingent or otherwise, or granting any Person a Lien or against any properties or assets owned or leased by Semotus;

         (b) joint venture or partnership Contracts between Semotus and any other person;

         (c) contracts limiting the employees of Semotus to engage in or to compete in any activity, or to use or disclose any confidential information in its possession;

         (d) any other contracts to which Semotus is a party or by which it or the assets or properties owned or leased by it are bound or affected that are not set forth on other Exhibits hereto, which in the aggregate contemplate payments to or by Semotus exceeding $50,000 in any twelve-month period (collectively herein as the "Material Semotus Contracts"). Semotus has delivered to Citytalk true and complete copies of each of the Material Semotus Contracts, including any amendments thereto (or, in the case of oral Material Semotus Contracts, a written description and representation that the contract is valid, in full force and effect and enforceable in accordance with its terms against the parties thereto other than Semotus, has fulfilled when due, or has taken all action necessary to enable it to fulfill when due, all of its obligations thereunder);

         (e) there has not occurred any default (without regard to lapse of time, the giving of notice, or the election of any person other than Semotus, or any combination thereof) by Semotus, nor, to the knowledge of Semotus, has there occurred any default (without regard to lapse of time, the giving of notice, or the election of Semotus, or any combination thereof) by any other person, under any of the Material Semotus Contracts; and

         (f) neither Semotus nor, to the knowledge of Semotus, any other person is in arrears in the performance or satisfaction of its obligations under any of the Material Semotus Contracts, and no waiver has been granted by any of the parties thereto.

Section 4.14

         (a) Real Property. As of the date of this Agreement, Semotus does not own any real property.

         (b) Leased Property. Exhibit 4.14(b) sets forth a list of all real property leased by Semotus (the "Leased Real Property"). Semotus has made available to Citytalk true and complete copies of all leases and subleases relating to the Leased Real Property. With respect to the Leased Real Property except as set forth on Exhibit 4.14(b),

                  (i) Semotus has not received written notice of any pending or, to the knowledge of the Stockholders, threatened condemnation or eminent domain proceedings or their local equivalent with respect to the Leased Real Property;

                  (ii) the Leased Real Property, the use and occupancy thereof by Semotus, and the conduct of the business thereon and therein does not violate any deed restrictions, applicable law consisting of building codes, zoning, subdivision or other land use or similar laws the violation of which would materially adversely affect the use, value or occupancy of any such property or the conduct of the business thereon;

                  (iii) Semotus has not received written notice of a material violation of the restrictions or laws described in the foregoing clause (ii); and

                  (iv) none of the structures or improvements on any of the Leased Real Property encroaches upon real property of another person or entity, and no structure or improvement of another person or entity encroaches upon any of the Leased Real Property, which would materially interfere with the use thereof in the ordinary course of business.

Section 4.15 Employees. As of the date of this Agreement, Semotus does not have any employees except as disclosed in Exhibit 4.15.

Section 4.16 Books and Records. All of the books, records and accounts of Semotus are in all material respects true and complete, are maintained in accordance with good business practice and all applicable Legal Requirements, accurately present and reflect in all material respects all of the transactions therein described, and are reflected accurately in the Financial Statements. Semotus has previously delivered to Citytalk the complete stock record book of Semotus and true and complete copies of all of the minutes of meetings and all other corporate actions of the stockholders, Board of Directors and committees of the Board of Directors of Semotus since the date of its incorporation.

Section 4.17 Certain Interests. None of Semotus or its officers, directors, or holders of ten percent (10%) or more of Semotus Common Stock, directly or indirectly is, or owns any interest in, or controls, or is an employee, officer, director or partner of or participant in, or consultant to, any person or entity which is a competitor, supplier or customer of Semotus or Citytalk.

Section 4.18 Bank Accounts. Exhibit 4.18 sets forth all bank accounts, brokerage accounts, and safe deposit boxes of any kind maintained by Semotus and, in each case, identifies the persons that are authorized signatories for, or which are authorized to have access to, each of them.

Section 4.19 Changes in Circumstances. Semotus has no knowledge of:

         (a) any current or future condition or state of facts or circumstances which could reasonably be expected to result in a material and adverse change in the financial condition of operations of Semotus; or

         (b) any Legal Requirements currently in effect from which Semotus currently is, or any currently proposed Legal Requirements from which Semotus would be, exempt by reason of any "grandfather" clauses or provisions contained therein, but which would be applicable to Semotus following closing.

Section 4.20 Insurance. All of the material assets of Semotus and all aspects of the business that are of insurable character are covered by insurance with reputable insurers against risks of liability, casualty and fire and other losses and liabilities customarily obtained to cover comparable businesses and assets in amounts, scope and coverage which are consistent with prudent industry practice. Semotus is not in default with respect to its obligations under any material insurance policy maintained by it. Exhibit 4.20 sets forth a list of all insurance coverage carried by Semotus, the carrier and the terms and amount of coverage. All such policies and other instruments are in full force and effect and all premiums with respect thereto have been paid. Semotus has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion or as required by any of such insurance policies, and Semotus has not otherwise, through any act, omission or non-disclosure, jeopardized or impaired full recovery of any claim under such policies, and there are no claims by Semotus under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause. Semotus has not received notice of any pending or threatened termination of any of such policies or any premium increases for the current policy period with respect to any of such policies and the consummation of the transactions contemplated by this Agreement will not result in any such termination or premium increase.

Section 4.21 Accuracy of Information. None of the written information and documents which have been or will be furnished by Semotus or any representatives of Semotus to Semotus or any of the representatives of Semotus in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Semotus, Semotus has disclosed to Citytalk all material information relating to Semotus and its activities as currently conducted.

                                    ARTICLE 5
                        COVENANTS OF CITYTALK AND SEMOTUS

Section 5.1 Affirmative Covenants of Citytalk. Except as Semotus may otherwise consent in writing, between the dates of this Agreement and Closing, Citytalk shall:

         (a) conclude the financing arrangements with Barclays Capital, Inc., or another institution acceptable to Citytalk, so that an agreement to invest at least sixty million dollars ($60,000,000) into the Surviving Corporation is duly authorized, executed and delivered within thirty days after the execution of this Agreement, and will be valid, legally binding and enforceable against Barclays Capital, Inc., or another institution acceptable to Citytalk, concurrent upon the Closing;

         (b) acquire the common shares and/or assets of NTCH Colorado, Inc., NTCH Idaho, Inc. and NTCH Tennessee, Inc. which assets include named towers, wireless assets and licenses (the "NTCH Assets") so that the agreement related to the acquisition of the NTCH Assets is duly authorized, executed and delivered within five days of the execution of this Agreement and will be valid, legally binding and enforceable against Citytalk concurrent upon the Closing, such that Citytalk will have good and marketable title to all the NTCH Assets, free and clear of all encumbrances;

         (c) conduct its business only in the usual, regular, and ordinary course and in accordance with past practices:

         (d)      (i)      duly comply with all applicable Legal Requirements;

                  (ii) perform all of its obligations under all Citytalk Contracts, if any, without default; and

                  (iii) maintain its books, records, and accounts on a basis consistent with past practices.

         (e)      (i)      give to Semotus and its counsel, accountants and
                           other representatives reasonable access during normal business hours to the premises of Citytalk, all of the assets and properties owned or leased by Citytalk, Citytalk's books and records, and Citytalk's personnel;

                  (ii)     furnish to Semotus and such representatives the
                           Article 3 Exhibits within three business days from the date of this Agreement, and all such additional documents (certified by an officer of Citytalk, if requested), financial information and other information as Semotus may from time to time reasonably request; and

                  (iii) cause Citytalk's accountants to permit Semotus and its accountants to examine the records and working papers pertaining to Citytalk's Financial Statements' provided that no investigation by Citytalk or its representatives will affect or limit the scope of any of the representations and warranties of Citytalk herein or in any Exhibit or other related document.

         (f) use its best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained by Citytalk in order to consummate the transactions contemplated hereby and deliver to Citytalk copies, satisfactory in form and substance to Citytalk, of such approvals and consents;

         (g) promptly deliver to Semotus true and complete copies of all monthly and quarterly financial statements of Citytalk and any reports with respect to the activities of Citytalk which are prepared by or for Citytalk at any time from the date hereof until Closing; and

         (h) promptly notify Semotus of any circumstance, event or action, by Citytalk or otherwise:

                  (i) which, if known at the date of this Agreement, would have been required to be disclosed in or pursuant to this Agreement; or

                  (ii) the existence, occurrence or taking of which would result in any of the representations and warranties of Citytalk in this Agreement or any Exhibit not being true and correct in all material respects.

         (i) Arrange for the investment of two hundred twenty five thousand dollars ($225,000) in Semotus to occur within two (2) business days of the signing of this Agreement, such that an investment agreement in substantially the form attached hereto as Exhibit B is duly authorized, executed and delivered concurrent with the execution of this Agreement, and $225,000 is wired to Semotus' bank account within two business days after the execution of this Agreement.

Section 5.2 Negative Covenants of Citytalk. Except as Semotus may otherwise consent in writing, between the dates of this Agreement and Closing, Citytalk shall not:

         (a) change the character of its business;

         (b) incur any liability or obligation or enter into any Contract except, in each case, in the ordinary course of business consistent with prior practices and not prohibited by any other provision hereof;

         (c) incur, assume or guarantee any indebtedness or liability in respect of borrowed money;

         (d) make any capital expenditure or commitment for capital expenditure exceeding $50,000 for a single project or $100,000 for all projects, whether or not in the ordinary course of business;

         (e) modify, terminate, or abrogate any Material Citytalk Contract other than in the ordinary course of business, or waive, lease, discharge, transfer or cancel any rights or claims of material value;

         (f) create or permit the creation or attachment of any Lien against any of the assets or properties owned or leased by it;

         (g) except as otherwise required by this Agreement, prepay any material liabilities or obligations;

         (h) issue any securities, or merge or consolidate with any other person, or acquire any of the securities, partnership or joint venture interests, or business of any other person;

         (i) declare, set aside or pay any dividends on, or make any other distribution with respect to, any of its capital stock, or repurchase, redeem or otherwise acquire any of its capital stock; or

         (j) enter into any transaction or permit the taking of any action that would result in any of the representations and warranties in this Agreement not being true and correct in all material respects at Closing.

Section 5.3 Affirmative Covenants of Semotus. Except as Citytalk may otherwise consent in writing, between the dates of this Agreement and Closing, Semotus shall:

         (a) conduct its business only in the usual, regular, and ordinary course and in accordance with past practices;

         (b) provide any and all documentation reasonably requested by Barclay's Capital in relation to the debt capital raise in Citytalk prior to closing to fund a portion of the acquisition of certain assets of NTCH, Inc.

         (c)      (i)      duly comply with all applicable Legal Requirements;
                  (ii)     perform all of its obligations under all Semotus
                           Contracts without default; and
                  (iii)    maintain its books, records, and accounts on a basis
                           consistent with past practices.

         (d)      (i)      give to Citytalk and its counsel, accountants and
                           other representatives reasonable access during normal business hours to the premises of Semotus, all of the assets and properties owned or leased by Semotus, Semotus's books and records, and Semotus's personnel:

                  (ii)     furnish to Citytalk and such representatives the
                           Article 4 Exhibits within three business days from the date of this Agreement, and all such additional documents (certified by an officer of Semotus, if requested), financial information and other information as Citytalk may from time to time reasonably request; and

                  (iii) cause Semotus's accountants to permit Citytalk and its accountants to examine the records and working papers pertaining to Semotus's Financial Statements' provided that no investigation by Citytalk or its representatives will affect or limit the scope of any of the representations and warranties of Semotus herein or in any Exhibit or other related document.

         (e) use its best efforts to obtain in writing as promptly as possible all approvals and consents required to be obtained by Semotus in order to consummate the transactions contemplated hereby and deliver to Citytalk copies, satisfactory in form and substance to Citytalk, of such approvals and consents;

         (f) promptly deliver to Citytalk true and complete copies of all monthly and quarterly financial statements of Semotus and any reports with respect to the activities of Semotus which are prepared by or for Semotus at any time from the date hereof until Closing; and

         (g) promptly notify Citytalk of any circumstance, event or action, by Semotus or otherwise:

                  (i) which, if known at the date of this Agreement, would have been required to be disclosed in or pursuant to this Agreement; or

                  (ii) the existence, occurrence or taking of which would result in any of the representations and warranties of Semotus in this Agreement or in any Transaction Document not being true and correct in all material respects.

Section 5.4 Negative Covenants of Semotus. Except as Citytalk may otherwise consent in writing, between the dates of this Agreement and Closing, Semotus shall not:

         (a) change the character of its business;

         (b) incur any liability or obligation or enter into any Contract except, in each case, in the ordinary course of business consistent with prior practices and not prohibited by any other provision hereof;

         (c) incur, assume or guarantee any indebtedness or liability in respect of borrowed money, except a pending financing agreement with Silicon Valley Bank, based upon Semotus' accounts receivable;

         (d) make any capital expenditure or commitment for capital expenditure exceeding $5,000 for a single project or $10,000 for all projects, whether or not in the ordinary course of business;

         (e) modify, terminate, or abrogate any material Semotus Contract other than in the ordinary course of business, or waive, lease, discharge, transfer or cancel any rights or claims of material value;

         (f) create or permit the creation or attachment of any Lien against any of the assets or properties owned or leased by it;

         (g) except as otherwise required by this Agreement, prepay any material liabilities or obligations;

         (h) issue any securities, except stock options under Semotus' 2005 Stock Option Plan or shares issuable upon the exercise of existing warrants or stock options under the Company's stock option plans, or merge or consolidate with any other person, or acquire any of the securities, partnership or joint venture interests, or business of any other person;

         (i) declare, set aside or pay any dividends on, or make any other distribution with respect to, any of its capital stock, or repurchase, redeem or otherwise acquire any of its capital stock; or

         (j) enter into any transaction or permit the taking of any action that would result in any of the representations and warranties in this Agreement not being true and correct in all material respects at Closing.

Section 5.5 Joint Undertakings. Each of Citytalk and Semotus shall cooperate and exercise commercially reasonable efforts to facilitate the consummation of the transactions contemplated by this Agreement so as to permit Closing to take place on the date provided herein and to cause the satisfaction of conditions to Closing set forth in Article 6.

Section 5.6 Confidentiality.

         (a) Any non-public information that Semotus may obtain from Citytalk in connection with this Agreement, including but not limited to information concerning trade secrets, licenses, research projects, costs, profits, markets, sales, customer lists, strategies, plans for future development and any other information of a similar nature, shall be deemed confidential and, unless and until Closing shall occur, Semotus shall not disclose any such information to any third party (other than its directors, officers and employees, and persons whose knowledge thereof is necessary to facilitate the consummation of the transactions contemplated hereby) or use such information to the detriment of Citytalk; PROVIDED THAT

                  (i) Semotus may use and disclose any such information once it has been publicly disclosed (other than by Semotus in breach of its obligations under this Section) or which rightfully has come into the possession of Semotus (other than from Citytalk); and

                  (ii) to the extent that Semotus may become compelled by Legal Requirements to disclose any of such information, Semotus may disclose such information if it shall have used all reasonable efforts, and shall have afforded Citytalk the opportunity, to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information compelled to be disclosed. In the event of termination of this Agreement, Semotus shall use all reasonable efforts to cause to be delivered to Citytalk, and retain no copies of, any documents, work papers and other materials obtained by Semotus or on its behalf from Citytalk, whether so obtained before or after the execution hereof.

         (b) Any non-public information that Citytalk may obtain from Semotus in connection with this Agreement, including but not limited to information concerning trade secrets, licenses, research projects, costs, profits, markets, sales, customer lists, strategies, plans for future development and any other information of a similar nature, shall be deemed confidential and, unless and until Closing shall occur, Citytalk shall not disclose any such information to any third party (other than its directors, officers and employees, and persons whose knowledge thereof is necessary to facilitate the consummation of the transactions contemplated hereby) or use such information to the detriment of Semotus; provided that

                  (i) Citytalk may use and disclose any such information once it has been publicly disclosed (other than by Citytalk in breach of its obligations under this Section) or which rightfully has come into the possession of Citytalk (other than from Semotus); and

                  (ii) to the extent that Citytalk may become compelled by Legal Requirements to disclose any of such information, Citytalk may disclose such information if it shall have used all reasonable efforts, and shall have afforded Semotus the opportunity, to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information compelled to be disclosed. In the event of termination of this Agreement, Citytalk shall use all reasonable efforts to cause to be delivered to Semotus, and retain no copies of, any documents, work papers and other materials obtained by Citytalk or on its behalf from Semotus, whether so obtained before or after the execution hereof.

Section 5.7 Publicity. Semotus and Citytalk shall each consult with and obtain the consent of the other before issuing any press release or making any other public disclosure concerning this Agreement or the transactions contemplated hereby unless, in the reasonable judgment of the disclosing party, a release or disclosure is required to discharge its disclosure obligations under applicable Legal Requirements, in which case it shall in good faith consult with the other party about the form, content and timing of such release or disclosure prior to its release or disclosure.

Section 5.8 Citytalk's Responsibility for Taxes; Returns; Audits.

         (a)      Tax Returns; Filing and Payments.

                  (i) Citytalk shall timely prepare (or cause to be prepared), and shall timely file (or cause to be timely filed) all Tax Returns of Citytalk for any taxable year or period ending on or before the Closing Date which are not required to be filed on or before the Closing Date.

                  (ii) Citytalk shall prepare (or cause to be prepared) and file (or cause to be filed) all Tax Returns of Citytalk for any Taxable year or period commencing prior to the Closing Date and ending subsequent to the Closing Date.

                  (iii) The Tax Returns referred to in this Section 5.8(a)(i) and (ii), shall, to the extent not otherwise required by law, be prepared in a manner consistent with Citytalk's past practice (including any Tax elections and methods of accounting). With respect to any Tax Return referred to in Sections 5.8(a)(i) and (ii) above, the party preparing such return shall provide the other party a draft of such Tax Return and Tax information (including, without limitation, work papers and schedules) for review of such Tax Return in a timely manner no later than thirty (30) days prior to the due date (taking into account valid extensions) for the filing of such Tax Return. The parties shall consult in good faith with regard to the form and content of such Tax Returns, provided that, in the event of any disagreement, the Tax Returns shall be filed in the form set forth by the party with responsibility for the preparation of the Tax Return.

         (b)      Termination of Tax Sharing Agreements; Powers of Attorney.

                  (i) Any Tax Sharing Agreement to which Citytalk is a party shall be terminated as of the Closing Date, and Citytalk shall have no further obligations thereunder. For purposes of this Agreement, the term "Tax Sharing Agreement" includes any agreement or arrangement, whether or not written, providing for the sharing or allocation of liability for Taxes of the parties thereto.

                  (ii) All powers of attorney granted by Citytalk with respect to Taxes shall be revoked as of the Closing Date.

Between the date of the Agreement and the Closing Date, Citytalk will not cause or permit Citytalk to:

                  (i) make any change in Citytalk's Tax accounting methods, any new election with respect to Taxes or any modification or revocation of any existing election with respect to Taxes; or

                  (ii) settle or otherwise dispose of any Tax audit, dispute, or other Tax proceeding, in each case without Citytalk' express written consent thereto.

         (c)      Assistance and Cooperation.

                  (i) Before the Closing Date, to the extent reasonably requested by the other party, Semotus and Citytalk shall assist and cooperate with each other in the preparation of any Tax Return which the other party is responsible to file pursuant to Section 5.8(a) herein and shall assist and cooperate with the other party in preparing for any audits or disputes relating to Taxes for which the other party is responsible pursuant to this Agreement. Before the Closing Date, Semotus and Citytalk shall, pursuant to the other party's reasonable request, make available to the other party all information, records and documents reasonably available to that party, which are necessary for the preparation of any Tax Return or resolution of any audit or dispute. In all such cases, the party seeking assistance or cooperation shall bear the expenses of the other party incurred in connection with respect thereto.

                  (ii) Before the Closing Date, Semotus and Citytalk shall provide timely notice to the other in writing of any pending or threatened tax audits or assessments of Citytalk for taxable periods for which the other is liable under this Agreement, and shall furnish the other with copies of all correspondence received from any taxing authority in connection with any tax audit or information request with respect to any such taxable period.

Section 5.8 Semotus's Responsibility for Taxes; Returns; Audits.

         Tax Returns; Filing and Payments.

                  (i) Semotus shall timely prepare (or cause to be prepared), and shall timely file (or cause to be timely filed) all Tax Returns of Semotus for any taxable year or period ending on or before the Closing Date which are not required to be filed on or before the Closing Date

                  (ii) The Tax Returns referred to in this Section 5.9 shall, to the extent not otherwise required by law, be prepared in a manner consistent with Semotus' past practice (including any Tax elections and methods of accounting). With respect to any Tax Return referred to in Section 5.9 above, between the dates of the Agreement and the Closing Date, Citytalk will not make any change in Semotus's Tax accounting methods, any new election with respect to Taxes or any modification or revocation of any existing election with respect to Taxes.

Section 5.10 Cooperation with Public Filings. Citytalk shall cooperate with Semotus and its affiliates and advisors in the preparation and filing of any public filings (and any related documentation or filings) in a timely fashion and shall use its reasonable best efforts to assist Semotus in having any such registration statement declared effective by the Securities and Exchange Commission as promptly as practicable and in maintaining the effectiveness of any such registration statement. If Citytalk shall obtain knowledge of any information pertaining to Citytalk that would require any amendment or supplement to any registration statement, Citytalk shall so advise Semotus in writing and shall promptly furnish Semotus with all information as shall be required for such amendment or supplement and shall promptly take such action as shall be required to amend or supplement any such registration statement.

Section 5.11 Tax Reorganization. Each party to this Agreement hereby intends and agrees to take all reasonable actions to cause the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code and will immediately notify each of the other parties of any circumstance or condition of which it is or becomes aware of which might cause the Merger to fail to so qualify. Citytalk represents that it has not taken any action that would cause the Merger to fail to so qualify as reorganization within the meaning of Section 368(a) of the Code, and is not aware of any circumstances, which would cause the Merger to fail to so qualify.

                                    ARTICLE 6
                              CONDITIONS PRECEDENT

Section 6.1 Conditions to Citytalk's Obligations. The obligations of Citytalk to consummate the transactions contemplated by this Agreement are subject to the following conditions:

         (a) Accuracy of Representations and Warranties. The representations and warranties of Semotus in this Agreement or in any Exhibit hereto shall be true and accurate in all material respects at and as of Closing with the same effect as if made at and as of Closing, except as affected by the transactions contemplated hereby.

         (b) Performance of Covenants. Semotus shall have performed all obligations and agreements and complied with all covenants in this Agreement to be performed and complied with by it at or before Closing.

         (c) Receipt of Semotus Common Stock. Semotus shall have delivered to Citytalk Shareholders at Closing, certificates representing four hundred eighteen million, seven hundred forty four thousand (418,744,000) shares of Semotus Common Stock issued in the name of the shareholders of Citytalk.

         (d) Officer's Certificate. Citytalk shall have received a certificate executed by an executive officer of Semotus, dated as of Closing, reasonably satisfactory in form and substance to Citytalk certifying that the conditions stated in subparagraphs (a) and (b) of this Section have been satisfied.

         (e) No Proceedings, Litigation or Laws. No Action by any governmental authority or other person shall have been instituted or threatened against Semotus, Citytalk or the Shareholders which questions the validity or legality of the transactions contemplated hereby and which, in the reasonable opinion of the Citytalk, makes it inadvisable to consummate such transaction.

         (f) Consents. Citytalk shall have obtained evidence, in form and substance satisfactory to it, that there has been obtained all consents, approvals and authorizations required by this Agreement.

         (g) Resignation of Directors. Each of the directors of Semotus, with the exception of Anthony N. LaPine, shall have delivered their resignation to Citytalk effective as of the Closing.

         (h) Legal Matters Satisfactory to Citytalk's Counsel. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to and approved by Citytalk's counsel, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

Section 6.2 Conditions to Semotus' Obligations. The obligations of Semotus to consummate the transactions contemplated by this Agreement are subject to the following conditions:

         (a) Accuracy of Representations and Warranties. The representations and warranties of Citytalk in this Agreement or in any Exhibit hereto shall be true and accurate (in all material respects) at and as of Closing with the same effect as if they were made at and as of Closing, except as affected by the transactions contemplated hereby.

         (b) Performance of Covenants. Citytalk shall have performed all obligations and agreements and complied with all covenants in this Agreement or in any Transaction Document to which it is a party to be performed and complied with by it at or before Closing.

         (c) Delivery of Citytalk Stock. Citytalk shall have delivered to Semotus at Closing, certificates representing thirty million (30,000,000) shares of common stock.

         (d) Officer's Certificate. Semotus shall have received a certificate executed by an executive officer of Citytalk, dated as of Closing, reasonably satisfactory in form and substance to Semotus, certifying that the conditions stated in subparagraphs (a), and (b) of this Section have been satisfied.

         (e) Employment Agreements. Citytalk shall have entered into employment agreements with Anthony La Pine and Pamela La Pine pursuant to Section 2.4 hereof.

         (f) No Proceedings, Litigation or Laws. No Action by any governmental authority or other person shall have been instituted or threatened against Semotus, Citytalk or the Shareholders which question the validity or legality of the transactions contemplated hereby and which, in the reasonable opinion of Semotus, makes it inadvisable to consummate such transaction. .

         (g) Consents. Semotus shall have received evidence, in form and substance satisfactory to it, that there have been obtained all consents, approvals, and authorizations required by this Agreement.

         (h) Legal Matters Satisfactory to Semotus and its Representatives. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to and approved by Semotus's counsel, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

                                    ARTICLE 7
                                   TERMINATION

Section 7.1 Termination Events. This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

         (a) at any time, by the mutual written agreement duly authorized by the Boards of Directors of Semotus and Citytalk;

         (b) by either Semotus and Citytalk, if the other is in material breach or default of its respective covenants, agreements or other obligations hereunder or if any of its representations and warranties herein are not true and accurate in all material respects when made or when otherwise required by this Agreement to be true and accurate.

         (c) by Semotus, if any of the conditions to its obligations set forth in Section 6.1 shall not have been satisfied as of Closing, unless satisfaction shall have been frustrated or made impossible by an act or failure to act of Citytalk; or

         (d) by Citytalk, if any of the conditions to its obligations set forth in Section 6.2 shall not have been satisfied as of Closing, unless satisfaction shall have been frustrated or made impossible by an act or failure to act of Semotus; or

         (e) by either Semotus or Citytalk, if the Merger shall not have been consummated on or before March 1, 2007, provided that the right to terminate this Agreement pursuant to this clause (a) (ii) shall not be available to any party whose failure to perform any of its obligations under this Agreement resulted in, or has been the cause of a or a substantial cause of, the failure of the Merger to be consummated on or before such date, and provider further that if the Merger has not been consummated on or before March 1, 2007 solely or primarily as a result of the failure of the conditions set forth in Sections 6.1(e) or 6.2(f) to be satisfied or waived, any party, by written notice to each other party, may extend such date up to April 1, 2007.

Section 7.2 Effect of Termination. If this Agreement shall be terminated prior to Closing, all obligations of the parties hereunder shall terminate, except for the obligations set forth in Section 5.6, 5.7, 8.2 and 8.10.

                                    ARTICLE 8
                                  MISCELLANEOUS

Section 8.1 Waiver and Modifications. Any of the provisions of this Agreement may be waived at any; time by the party entitled to the benefit thereof, upon the authority of the Board of Directors of such party; provided, however, that no waiver by Citytalk shall be authorized after the last vote of the stockholders of Citytalk if such waiver shall, in the judgment of the Board of Directors of Semotus, affect materially and adversely the benefits of the Semotus stockholders under this Agreement or the Agreement of Merger. Any of the provisions of this Agreement (including the exhibits and the Agreement of Merger) may be modified at any time prior to and after the vote of the stockholders of Citytalk by agreement in writing approved by the Board of Directors of each party and executed in the same manner (but not necessarily by the same persons) as this Agreement, provided that such modification, after the last vote of the stockholders of Semotus shall not, in the judgment of the Board of Directors of Citytalk, affect material and adversely the benefits of Citytalk's stockholders under this Agreement or the Agreement of Merger. To the extent permitted by law, the powers of the Board of Directors may be delegated by the Board of the Executive Committee of such Board or by such Board (or by the Executive Committee to the extent any matter has been delegated to such Committee by the Board) to any officer or officers of such party, and any notices, consents or other action referred to in this Agreement may be given or taken by any officer so authorized.

Section 8.2 Finder Commissions. Citytalk represents and warrants that no broker or finder is entitled to any brokerage or finder's fee or other commission based on agreements, arrangements or understandings made by it with respect to the transactions contemplated by this Agreement or by the Agreement of Merger, other than set forth in Exhibit 8.2.

Section 8.3 Notices. Any notice, request, instruction or other document to be given hereunder or under the Agreement of Merger by any party to another shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, if to Citytalk, addressed to:

Richard J. Sullivan
Citytalk, Inc
777 South Flagler Drive
Suite 800, West Tower
Palm Beach, FL 33401

With Copies To:
Jody M. Walker
Attorney At Law
7841 South Garfield Way
Centennial, CO 80122

if to Semotus, addressed to:

Anthony LaPine
Semotus Solutions, Inc.
718 University Avenue, Suite 202
Los Gatos, CA 95032

Section 8.4 Entire Agreement. This Agreement including Exhibits and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, represents the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 8.5 Governing Law. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of California (without reference to the choice of law provisions of California law),except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

Section 8.6 Counterparts. In order to facilitate the filing and recording of this Agreement the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

Section 8.7 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that this Agreement may not be assigned by either party hereto without the prior written consent of the other (except that Semotus may without the prior written consent of Citytalk assign this Agreement to any affiliate of Semotus so long as such assignee shall execute a counterpart of this Agreement agreeing to be bound by the provisions hereof as "Semotus," and agreeing to be jointly and severally liable with the assignor and any other assignee for all of the obligations of the assignor hereunder), but no such assignment of this Agreement or any of the rights or obligations hereunder shall relieve Semotus of its obligations under this Agreement. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 8.8 Headings. The headings of the Articles, Sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

Section 8.9 Modification and Waiver. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

Section 8.10 Expenses. Except as otherwise provided herein, Semotus and Citytalk shall pay their respective costs and expenses incurred by them or it or on their or its behalf in connection with this Agreement and the transactions contemplated hereby, including, without limiting the generality of the foregoing, fees and expenses of their respective financial consultants, accountants and counsel. Notwithstanding the foregoing, Citytalk shall prepay the costs and expenses related to Semotus' proxy statement preparation, filing and mailing, and the costs and expenses related to holding a special shareholders' meeting required to approve the Merger.

Section 8.11 Severability. If any provision of this Agreement is held to be void, illegal or unenforceable under present or future laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such void, illegal or unenforceable provision never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected in any way by the void, illegal or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such severed provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such severed provision as may be possible and be valid, legal and enforceable

Section 8.12 Survival of Representations, Etc. All statements contained in the disclosure schedules or exhibits, or in any certificate, schedule, exhibit or instrument or conveyance delivered by or on behalf of the parties pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the parties hereunder. The representations, warranties, covenants and agreements of Semotus and Citytalk contained herein shall survive the consummation of the transactions contemplated hereby and the Closing Date, without regard to any investigation made by any of the parties hereto. Except as provided in this sentence, all such representations and warranties and all claims and causes of action with respect thereto (other than the provisions of Sections 3.11 and 3.27 and this Section 8.12, and all claims and causes of action with respect thereto) shall terminate upon expiration of two (2) years after the Closing Date ("Expiration Date"). The representations and warranties in Sections 3.11 and
3.27 shall survive until the expiration of the applicable statute of limitations (with extensions) with respect to the matters addressed in such sections. The representations and warranties in Sections 3.5 shall survive indefinitely. The termination of the representations and warranties provided herein shall not affect the rights of a party in respect of any claim made by such party in a writing received by the other party prior to the expiration of the applicable survival period provided herein.

Section 8.13 Indemnification. Each Party shall indemnify and save and hold harmless the other and each of their affiliates and subsidiaries, and their respective representatives, from and against any and all Indemnified Liabilities; provided however, that the Indemnified Party makes a written claim for indemnification against the Indemnifying Party within the applicable survival period.

IN WITNESS WHEREOF, Semotus and Citytalk, by their duly authorized officers, have executed and delivered this Agreement effective as of the date first above written.

                                        Citytalk, Inc.



                                        By: /s/ Steve Keaveney
                                            ------------------------------------
                                        Name:   Steve Keaveney
                                        Title:  President

                                        Attest: /s/ Michael Hanlan
                                                --------------------------------
                                                Michael Hanlan, Secretary

                                        Semotus Solutions, Inc.


                                        By:  /s Anthony LaPine
                                            ------------------------------------
                                        Name:   Anthony LaPine
                                        Title:  Chief Executive Officer

                                        Attest: /s/ Tali Durant
                                                --------------------------------
                                                Tali Durant, Secretary

                                    EXHIBIT A

                                  See attached
                          Agreement and Plan of Merger

                                                                         ANNEX B
                                                                         -------

                        NEVADA DISSENTERS' RIGHTS STATUTE

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      (Added to NRS by 1995, 2086)

      NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      (Added to NRS by 1995, 2087)

      NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      (Added to NRS by 1995, 2087)

      NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

      (Added to NRS by 1995, 2087)

      NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      (Added to NRS by 1995, 2087)

      NRS 92A.340 COMPUTATION OF INTERESt. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

      (Added to NRS by 1995, 2087)

      NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      (Added to NRS by 1995, 2088)

      NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      (Added to NRS by 1995, 2088)

      NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                  (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

                           (1) If approval by the stockholders is required for
                  the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

                           (2) If the domestic corporation is a subsidiary and
                  is merged with its parent pursuant to NRS 92A.180.

                  (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

                  (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                  (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

                  (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

                           (1) Cash, owner's interests or owner's interests and
                  cash in lieu of fractional owner's interests of:

                                    (I) The surviving or acquiring entity; or

                                    (II) Any other entity which, at the
                           effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                           (2) A combination of cash and owner's interests of
                  the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      (Added to NRS by 1995, 2088)

      NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

            (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

            (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

      (Added to NRS by 1995, 2089)

      NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

            (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

            (b) Must not vote his shares in favor of the proposed action.

      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

      (Added to NRS by 1995, 2089; 1999, 1631)

      NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

            (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

            (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

            (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date; (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2089)

      NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

      1. A stockholder to whom a dissenter's notice is sent must:

            (a) Demand payment;

            (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

            (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

      NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      (Added to NRS by 1995, 2090)

      NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

            (a) Of the county where the corporation's registered office is located; or

            (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2. The payment must be accompanied by:

            (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

            (b) A statement of the subject corporation's estimate of the fair value of the shares;

            (c) An explanation of how the interest was calculated;

            (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

            (e) A copy of NRS 92A.300 to 92A.500, inclusive.

      (Added to NRS by 1995, 2090)

      NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

      (Added to NRS by 1995, 2091)

      NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

      (Added to NRS by 1995, 2091)

      NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

            (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

            (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      (Added to NRS by 1995, 2091)

      NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

            (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

            (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115. (Added to NRS by 1995, 2092).

                                                                         ANNEX C
                                                                         -------

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into effective as of ___________, 2007 (the "Effective Date"), by and between Citytalk, Inc., a Nevada corporation, whose corporate headquarters is located at 777 South Flagler Drive, Suite 800, West Tower, Palm Beach, Florida 33401 (the "Company"), and Anthony N. LaPine ("Executive"), whose address is 17 High Street, Los Gatos, CA 95033.

         In consideration of the mutual promises and conditions contained in this Agreement, the Company and Executive agree as follows:

1. Employment. The Company shall employ Executive and Executive accepts such employment upon the terms and conditions as set forth in this Agreement from the Effective Date.

2.      Duties.

         a. Title and Duties. Executive shall serve as Chief Technical Officer of the Company. Executive shall have the authority and duty to manage and conduct the business of the Company and such other duties and responsibilities as the Board of Directors of the Company shall determine, assign, or delegate from time to time during the period of this Agreement. Executive agrees to devote substantially all his employable time to the business of the Company and shall abide by the rules, regulations, instructions, personnel practices, and policies of the Company and any changes to them that may be adopted by the Company, except to the extent inconsistent with the terms of this Agreement. Executive shall report to Richard Sullivan, CEO. Executive shall be based in the Los Gatos, California area and shall not be required to travel more often than he has historically traveled on company business.

Board of Directors Member. Each year during the term of the Agreement, the Board shall designate Executive as one of management's slate of candidates to the Board, shall recommend Executive as a director, and the Board shall otherwise use its best efforts to have Executive elected as a director and to have him remain as a member of the Board during the term of this Agreement.

         b. Other Positions. Nothing in this Agreement shall prevent Executive, upon prior approval of the Company's Board of Directors, from serving as a director or trustee of other corporations or businesses that are not in competition with the Company, as long as such activities or positions do not interfere with Executive's duties and responsibilities to the Company. Nothing in this Agreement shall prevent Executive from investing in or becoming a partner or shareholder in any corporation, partnership, or other venture not in competition with the Company, as long as such activities do not interfere with Executive's duties and responsibilities to the Company.

3.       Compensation and Expenses.

         a. Salary. The Company will pay to Executive a base salary of Two Hundred Forty Thousand Dollars ($240,000.00) per year, beginning as of the effective date of this agreement and running for twelve consecutive months thereafter, for a term of three years. Such salary shall be earned monthly and shall be payable monthly in no fewer than 12 equal monthly installments in accordance with the Company's customary practices for peer executives. The Company shall withhold and deduct from the salary payments all taxes required by federal and state laws and any other authorized deductions. The Company will review Executive's salary at least annually. The Company may in its sole discretion increase Executive's base salary beyond what is expressly provided for in this paragraph 3.a., but it may not reduce Executive's base salary without Executive's consent.

         b. Bonus. In addition to the annual base salary set forth in paragraph 3.a. above, the Company's Board of Directors may, in its sole discretion, consider bonus compensation for Executive.

         c. Incentive, Savings, and Retirement Plans. Executive shall be entitled to participate in all incentive, savings, and retirement plans, policies, and programs made available by the Company to other peer executives of the Company.

         d. Welfare Benefit Plans. Executive may participate in and shall receive benefits under welfare benefit plans, policies, and programs, including medical, dental, disability, and life insurance plans and programs made available by the Company to other peer executives of the Company.

         e. Vacation. Executive shall be entitled to 25 days of vacation per year with full pay. Executive's vacation shall be taken in accordance with and shall be subject to the terms of the plans and policies in effect generally as to other peer executives of the Company.

         f. Fringe Benefits. Executive shall be entitled to fringe benefits in accordance with the plans, practices, programs, and policies in effect generally as to other peer executives of the Company during Executive's employment with the Company, plus a car allowance of $1,000 per month.

         g. Expenses. The Company shall reimburse Executive for all reasonable business-related expenses incurred by Executive in connection with his employment with the Company, including entertainment, travel, meals, and lodging in accordance with the policies, practices, and procedures in effect generally with respect to other peer executives of the Company.

4.       Termination of Employment.

         a. By Death. Executive's employment with the Company shall terminate automatically upon Executive's death.

         b. By Disability. The Company may terminate Executive's employment with the Company during any period in which Executive is considered by the Company to be disabled.

Executive shall be considered "disabled" if, in the sole opinion of the Company, as determined in good faith, Executive is prevented, after reasonable accommodation by the Company, from properly performing his duties due to a mental or physical illness for a period of 180 days in the aggregate in any 12-month period.

         c. For Cause. Notwithstanding any other provision contained in this Agreement, the Company may terminate this Agreement immediately, at any time, for Cause. For purposes of this Agreement, "Cause" shall mean any of the following: (i) the conviction of a felony, or a crime involving dishonesty or moral turpitude; (ii) fraud, misappropriation or embezzlement; or (iii) willful failure or gross negligence in the performance of assigned duties, which failure or negligence continues for more than thirty (30) days following written notice of such failure or negligence.

         d. For Good Reason. Notwithstanding any other provisions of this Agreement, Executive may terminate Executive's employment immediately, at any time, for Good Reason. For purposes of this Agreement, "Good Reason" shall include:

              (1) Assignment by the Company to Executive of any duties inconsistent in any substantial respect with the position, authority, or responsibilities associated with Executive's position as set forth in this Agreement, but excluding any isolated, insubstantial, or inadvertent action not taken in bad faith which was promptly remedied by the Company after receipt of notice by Executive;

              (2) The Company's relocation of Executive to an office or location that is further than 50 miles from the office at which Executive was originally hired to work for the Company;

              (3) Reduction by the Company of Executive's base salary from that provided in paragraph 3.a. of this Agreement;

              (4) In the event that there is a successor to the Company, the failure of the Company to obtain an agreement from any such successor that is satisfactory to Executive to perform the obligations of the Company under this Agreement; and

              (5) Failure of the Company to fulfill any of its other material obligations to Executive under this Agreement.

         e. For Other Than Cause , Good Reason, Death or Disability. The Company or Executive may not terminate Executive's employment at any time for other than Cause, Good Reason, Death or Disability.

         f. Obligations of Executive on Termination.

              (1) Executive acknowledges and agrees that all property, including keys, credit cards, books, manuals, records, reports, notes, contracts, customer lists, Confidential Information as defined in this Agreement, copies of any of the foregoing, and any equipment furnished to

Executive by the Company, belong to the Company and shall be promptly returned to the Company upon termination of employment.

              (2) Upon termination of employment, Executive shall be deemed to have resigned from all offices and directorships then held with the Company.

         g. Obligations of the Company on Termination.

              (1) For Any Reason. Upon termination of this Agreement for any reason, the Company's obligations to Executive under this Agreement shall include (a) the prorated payment of Executive's salary through the date of termination to the extent not paid by then; (b) the payment of earned and accrued bonus or incentive payments due Executive, if any, at the time of termination under any bonus or incentive plans in which Executive participated prior to termination; (c) the payment of any unused accrued vacation through the date of termination; and (d) the payment of any reimbursable business expenses that were documented by Executive prior to termination in accordance with the Company's policies as set forth in paragraph 3.g. of this Agreement and that were not reimbursed by the Company at the time of the termination of this Agreement.

              (2) Death or Disability. If Executive's employment is terminated by reason of Executive's death or disability, this Agreement shall terminate and the Company will have no further obligation to Executive, except as otherwise provided by law or by paragraph 4(g)(1) this Agreement.

              (3) Without Cause or For Good Reason, or if the Company is Acquired or Dissolves. If Executive's employment is terminated by the Company Without Cause or by Executive for Good Reason as provided in this Agreement, or if the Company is acquired or dissolves, this Agreement shall terminate and all shares of stock of the Company then owned by Executive which are unvested or subject to the Company's purchase option shall become immediately fully vested and released from such purchase option pursuant to the Restricted Stock Agreement between the Company and Executive; and the Company shall pay to the Executive severance pay equal to the remaining years and/or months of Executive's then current base salary that are due, based on a three year agreement term.

              (4) For Cause. If Executive's employment is terminated for Cause, this Agreement shall terminate and the Company will have no further obligation to Executive, except as otherwise provided by law or by paragraph 4(g)(1) this Agreement.

5.       Covenants of Executive.

         a. Noncompetition and Noninterference With Business. For so long as he is employed by the Company, Executive will not directly or indirectly provide services for, own, manage, or operate any business that is at that time in competition with the Company.

         b. Nonsolicitation of Business or Customers. For so long as he is employed by the Company, Executive will not influence or attempt to influence customers of the Company to divert their business to any individual or entity then in competition with the Company.

         c. Nonsolicitation of Employees. For so long as he is employed by the Company, Executive will not disrupt, damage, impair, or interfere with the business of the Company by directly or indirectly soliciting Company employees to work for any individual or entity then in competition with the Company.

         d. Confidential Information.

              (1) "Confidential Information" as used in this Agreement shall mean information disclosed to Executive, known to Executive, or developed by Executive, alone or with others, in connection with his employment with the Company that is not generally known in the industry in which the Company is or may become engaged, about the Company's products, processes, and services, including information relating to written lists of names, customers, sources of supply, personnel, sources or methods of financing, marketing, pricing, merchandising, interest rates, or sales.

              (2) Executive acknowledges that all Confidential Information is received or developed by him in confidence. For so long as he is employed by the Company, Executive will not, directly or indirectly, except as required by the normal business of the Company or as expressly consented to in writing and in advance by the Company's Board of Directors: (a) disclose, publish, or make available, other than to an authorized employee, officer, or director of the Company, any Confidential Information; (b) sell, transfer, or otherwise use or exploit any Confidential Information; or (c) permit the sale, transfer, use, or exploitation of any Confidential Information by any third party.

              (3) Nothing in this paragraph 5 shall be construed so as to prevent Executive from using in connection with his employment for any individual or entity other than the Company any knowledge that was acquired by Executive during the course of his employment with the Company that is generally known to persons of Executive's experience in other companies in the same industry as the Company.

6. Assignment. This Agreement is personal to Executive and shall not be assigned by Executive. Any such assignment shall be null and void.

7. Successors. This Agreement shall inure to the benefit and be binding upon the Company and its subsidiaries, successors, and assigns and any person acquiring, whether by merger, consolidation, purchase of assets, or otherwise, all or substantially all of the Company's assets. The rights of Executive to receive payment of compensation provided for in this Agreement shall inure to the benefit of, and may be enforced by, Executive's estate in the event of his death.

8. Waiver. No delay or omission by the Company or Executive in exercising any right under this Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Agreement, or consent to any departure by either party from any provision of this Agreement, shall be effective in any event unless it is in writing, designated a waiver, and signed by the party waiving the breach. Such a waiver shall be effective only in the specific instance and for the purpose for which it is given.

9. Severability. The provisions of this Agreement are divisible; if any provision shall be deemed invalid or unenforceable, that provision shall be deemed limited to the extent necessary to render it valid and enforceable and the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way.

10. Amendment. This Agreement may not be altered or amended except in a writing signed by both Executive and the Company, following approval of the Company's Board of Directors.

11. Construction and Governing Law. The captions used in connection with this Agreement are for reference purposes only and shall not be construed as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. Entire Agreement. The Company and the Executive (as "Purchaser") are parties to a Restricted Stock Agreement of even Effective Date hereof, and this Agreement and the Restricted Stock Agreement (collectively, the "Agreements") supersede all prior agreements, understandings, and communications between Executive and the Company, whether written or oral, express or implied, relating to the subject matter of the Agreements and is intended as a complete and final expression of the terms of the agreement between Executive and the Company and shall not be changed or subject to change orally. The parties further agree that neither they nor anyone acting on their behalf made any inducements, agreements, promises, or representations other than those set forth in this Agreement.

13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (a) upon personal delivery or (b) within five (5) days of deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Executive at his address shown on the Company's records and to the Company at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

         The parties to this Agreement have executed this Agreement to be effective as of the Effective Date.

CITYTALK, INC.,
a Nevada corporation,

______________________________

By:______________________________

Its: _____________________

And:

_______________________
Anthony N. LaPine

                                                                         ANNEX D
                                                                         -------

                               PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of this 18th day of November 2006, by and between Citytalk, Inc., a Nevada corporation (hereinafter referred to as "PURCHASER"), NTCH, Inc., a Delaware corporation (hereinafter referred to as ("SELLER"), and its wholly owned subsidiary, NTCH-West Tenn, Inc., a Tennessee corporation (hereinafter referred to as "WEST TENN").

                                    RECITALS

         WHEREAS, as contemplated by this Agreement, the Purchaser is to purchase from the Seller, and the Seller is to sell to the Purchaser, shares of the capital stock of NTCH-Colorado, Inc. ("NTCH-COLORADO"), shares of capital stock of IAT Communications, Inc. ("IAT") and shares of capital stock of NTCH-Idaho, Inc. ("NTCH-IDAHO"), as more specifically provided herein and subject to the terms and conditions set forth in this Agreement.

         WHEREAS, West Tenn desires to sell and Purchaser desires to purchase assets, as described in Exhibit A attached hereto (the "ACQUIRED ASSETS") and to assume all of West Tenn's liabilities associated with its subscriber/wireless service provider operations (the "ASSUMED LIABILITIES"), subject to the terms and conditions set forth in this Agreement.

         WHEREAS, Purchaser will merge with and into Semotus Solutions, Inc., a publicly traded company (the "PARENT") immediately prior to the consummation of the transactions contemplated by this Agreement, and will cause Parent to register and issue to Seller and West Tenn, as applicable, Parent common stock as provided in this Agreement.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants, conditions, representation and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Purchase and Sale of Capital Stock. Subject to the terms and conditions set forth herein, the Seller will sell to the Purchaser, and the Purchaser will purchase from the Seller, at the Closing (as hereinafter defined), 3,400,000 shares of NTCH-Colorado Common Stock; 3,400,402 shares of NTCH-Colorado Preferred Stock (or in the event such shares are converted to common stock prior to the Closing, the common stock resulting from conversion of such shares); 8,662,430 shares of IAT Common Stock; 3,712,470 shares of IAT Preferred Stock (or in the event such shares are converted to common stock prior to the Closing, the common stock resulting from conversion of such shares); and 1,000 shares of NTCH-Idaho Common Stock (collectively referred to in this Agreement as "CAPITAL SHARES").

         2. Purchase and Sale of Assets. On the terms and subject to the conditions set forth in this Agreement, West Tenn agrees to sell, convey, assign, transfer and deliver to Purchaser and Purchaser agrees to purchase from West Tenn the Acquired Assets on the Closing Date.

         3. Purchase Price; Post-Closing Price Adjustment.

                  3.1 Purchase Price. As consideration for the sale, conveyance, assignment, transfer and delivery of the Acquired Assets and the purchase of the Capital Stock, specifically excluding the assets listed on Exhibit B attached hereto, Purchaser agrees to deliver to the Seller and West Tenn (the "PURCHASE PRICE") on the Closing Date:

                           (a) Fifty-Seven Million and 00/100 Dollars
($57,000,000) in cash via wire transfer of immediately available funds;

                           (b) A secured seven percent (7%) Ten Million and
00/100 Dollars ($10,000,000) twelve- (12) month subordinated seller note in substantially the form of Exhibit C. This note will be subordinated in an intercreditor agreement to the Senior Debt;

                           (c) A secured seven percent (7%) Ten Million and
00/100 Dollars ($10,000,000) twenty-four- (24) month subordinated seller note in substantially the form of Exhibit D. This note will be subordinated in an intercreditor agreement to the Senior Debt (both seller notes collectively the "SELLER NOTES"); and

                           (d) Five million (5,000,000) shares of Parent common
stock with a floor guarantee of Four and 00/100 Dollars ($4) per share, which has been registered by Parent on Form S-1.

                  3.2 Post-Closing Purchase Price Adjustment. In the event that the value of a share of Parent common stock following the Closing Date is greater than or equal to Four and 80/100 Dollars ($4.80) for twenty (20) trading days, then and in that event, the conditions of the Post Closing Purchase Price Adjustment will be deemed to have been met. If the stock does not trade at or above the Four and 80/100 Dollars ($4.80) price for twenty (20) business days, during the first twelve (12) months after Closing, the Parent and/or Purchaser (as the case may be) shall promptly deliver additional shares of Parent common stock such that Seller and West Tenn shall have an aggregate number of shares of Parent common stock with an aggregate market value as of the date of payment of no less than Twenty Million and 00/100 Dollars ($20,000,000) ("POST-CLOSING PURCHASE PRICE ADJUSTMENT"). Promptly following delivery of such shares, Parent shall register such shares on Form S-1 and use best efforts to make such registration statement effective as soon as practicable following its filing.

                  3.3 Purchase Price Allocation. The Purchase Price will be allocated among the Capital Stock and the Acquired Assets in the manner set forth on Exhibit E attached hereto.

                  3.4 Share Adjustment. Wherever in this Agreement there is a reference to a specific number of shares of common stock, or a price per share of such stock, then, upon the occurrence of any subdivision, combination, or stock dividend of such class or series of stock, the specific number of shares or the price so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.

         4. Closing and Escrow.

                  4.1 Closing. The closing of the transactions contemplated by this Agreement ("CLOSING") shall take place at the office of Seller on December 17, 2006, or such other time and place as the parties may agree upon in writing ("CLOSING DATE"). If the Closing does not take place by December 26, 2006, Seller and West Tenn hereby agree to extend the date of Closing to January 31, 2007, provided that Purchaser pays Seller One Hundred Thousand and 00/100 Dollars ($100,000) in cash via wire transfer of immediately available funds by no later than the close of business, Los Angeles time on December 17, 2006. In the event the payment described in the immediately preceding sentence is not timely received by Seller, Seller may at its option (but without any obligation) decline to accept any such payment and immediately terminate this Agreement. In the event the Closing has not taken place for any reason by January 31, 2007, Seller may at its option immediately terminate this Agreement. If the Closing does not occur before December 31, 2006, in addition to the One Hundred Thousand and 00/100 Dollars ($100,000) fee to extend the Closing, the Purchaser shall pay to Seller, in additional fees, the incremental cost in capital gains tax but less "interest" computed at seven percent (7%) per annum on the increase in taxes which result from deferring the payment of capital gains tax for one (1) year less any appreciation in the Seller's shares.. If the Seller's shares appreciate more than the computed additional capital gains tax less inputed interest savings no credit shall be due Purchaser. The maximum additional amount due under this provision shall not exceed $2,250,000. In the event the Closing has not taken place for any reason by January 31, 2007, Seller may at its option immediately terminate this Agreement.

                  4.2 Deliveries at Closing by West Tenn. At the Closing, West Tenn shall deliver the Acquired Assets to Purchaser and shall deliver the following documents to Purchaser:

                           (a) an Assignee's Bill of Sale in substantially the
form of Exhibit F attached hereto;

                           (b) an Assignment, Acceptance and Assumption
Agreement pursuant to which Seller shall assign and Purchaser shall assume and agree to pay all Assumed Liabilities ("ASSIGNMENT") in substantially the form of Exhibit G attached hereto;

                           (c) such other documents as may be reasonably
requested by Purchaser in connection with the consummation of the transactions contemplated by this Agreement;

                           (d) DeFacto Spectrum Lease Agreement for Spectrum
used by NTCH-West Tenn, Inc. (Spectrum Disaggregation and Assignment to occur upon completion of the stock performance criteria established) attached hereto as Exhibit G-1;

                           (e) Hypothecation Agreement for IAT Stock ("STOCK
PLEDGE") with removal to occur upon completion of the stock performance criteria established;

                           (f) West Tenn and Purchaser Site Lease Sample in
substantially the form of Exhibit G-2 attached hereto;

                           (g) Brand Name License Agreement; and

                           (h) Clear Talk Billing System Software License
Agreement.

                  4.3 Deliveries at Closing by Seller. At the Closing, the Seller will deliver to the Purchaser a certificate representing the Capital Shares, which certificate shall be registered in the name of Purchaser, against payment by the Purchaser to the Seller of the Purchase Price as allocated to the Capital Shares.

                  4.4 Deliveries at Closing by Purchaser. At Closing, Purchaser shall pay to Seller and West Tenn the Purchase Price as allocated to the Acquired Assets and shall deliver to Seller and/or West Tenn the following documents:

                           (a) executed counterparts of the Assignment;

                           (b) copies, certified by the appropriate governmental
official of the State of Nevada as of a date not more than ten (10) days prior to the Closing Date, of its articles of incorporation and all amendments thereto;

                           (c) a secretary's certificate in the form
satisfactory to Seller's and West Tenn's counsel relating to incumbency and corporate proceedings authorizing the transactions contemplated by this Agreement;

                           (d) executed counterparts of the closing statement;

                           (e) such other documents as may be reasonably
requested by Seller and/or West Tenn in connection with the consummation of the transactions contemplated by this Agreement;

                           (f) executed stock pledge agreements and security
agreements in favor Seller and/or West Tenn, as applicable, securing payment of the Seller Notes, from Purchaser.

                  4.5 Escrow. All items shall be delivered into escrow pursuant to the escrow agreement attached hereto as Exhibit M, and shall not be deemed delivered or effective prior to completion of the merger of Purchaser with and into Parent, and the effectiveness of the registration statement relating to the Parent Shares that are a portion of the Purchase Price, and the receipt of such Parent Shares by Seller and West Tenn, as applicable.

         5. Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser that, except as set forth in Seller's disclosure letter:

                  (a) The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has requisite corporate power to execute, deliver and perform this Agreement; and
(iii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

                  (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or constitute a default under (i) the Seller's certificate of incorporation or bylaws, (ii) any material agreement, indenture or other instrument to which the Seller is a party or by which the Seller or its assets may be bound or (iii) any law, regulation, order, arbitration, award, judgment or decree applicable to the Seller.

                  (c) This Agreement has been duly executed and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

                  (d) Seller has good and marketable title to all the Capital Shares and that the Capital Shares are free and clear from any liens, charges, and/or encumbrances.

                  (e) There are no actions, suits, proceedings, arbitrations or investigations pending, or to the Seller's knowledge, threatened in writing in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by the Seller which seek to or could restrain, prohibit, rescind or declare unlawful this Agreement or the performance hereof by the Seller (including, without limitation, the delivery of the Capital Shares).

                  (f) Absence of Changes or Events. Since the Balance Sheet Date, each of Parent and Purchaser has conducted its business in the ordinary course of business, and has not, except in the ordinary course of business: (a) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due; (b) pledged or subjected any of its assets to any Lien; (c) voluntarily or involuntarily sold, transferred, abandoned, surrendered, leased or otherwise disposed of any of its assets that are material to the operation of its business; (d) made a material purchase commitment other than in the ordinary course of business; (e) entered into any material transaction, contract or commitment other than relating to the transactions contemplated hereby; (f) suffered any event or events, whether individually or in the aggregate, that has had or would be reasonably expected to have a material adverse effect

         6. Representations and Warranties of West Tenn. West Tenn hereby represents and warrants to Purchaser that:

                  (a) West Tenn has the requisite power and authority to own and operate its assets, properties, and business and to carry on its businesses as now conducted.

                  (b) The execution and deliver of this Agreement and the consummation of this transaction is hereby authorized and executed by an authorized representative of West Tenn, and constitutes a legal, valid and binding agreement of West Tenn, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

                  (c) West Tenn has marketable title to all the Acquired Assets and that said Acquired Assets are free and clear from any liens, charges, and/or encumbrances.

                  (d) Until the Closing, West Tenn shall use reasonable commercial efforts to maintain its current relationships with suppliers, customers and others having business relations with West Tenn in connection with the Acquired Assets.

                  (e) Until the earlier to occur of the Closing or termination of this Agreement, except as may be first approved in writing by Purchaser or as is otherwise permitted or contemplated by this Agreement, West Tenn shall conduct its business and all transactions with respect to the Acquired Assets, only in the usual and ordinary course of business consistent with West Tenn's past practice.

                  (f) Until the earlier to occur of the Closing or termination of this Agreement, West Tenn shall make no sale of the Acquired Assets, only in the usual and ordinary course of business consistent with West Tenn's past practice.

         To West Tenn's knowledge, there is no suit, claim, action or proceeding now pending or threatened in writing before any court, administration or regulatory agency which may result in any judgment, order, decree, liability or other determination which could have an adverse effect, financial or otherwise, upon West Tenn or any of the Acquired Assets.

                  (g) Absence of Changes or Events. Since the Balance Sheet Date, each of Parent and Purchaser has conducted its business in the ordinary course of business, and has not, except in the ordinary course of business: (a) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due; (b) pledged or subjected any of its assets to any Lien; (c) voluntarily or involuntarily sold, transferred, abandoned, surrendered, leased or otherwise disposed of any of its assets that are material to the operation of its business; (d) made a material purchase commitment other than in the ordinary course of business; (e) entered into any material transaction, contract or commitment other than relating to the transactions contemplated hereby; (f) suffered any event or events, whether individually or in the aggregate, that has had or would be reasonably expected to have a material adverse effect

         7. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller that:

                  (a) Purchaser is (i) a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, and (ii) has the requisite power and authority to own and operate its assets, properties and business and to carry on its obligations hereunder.

                  (b) The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized and approved by the Board of Directors of Purchaser, and, when executed by the authorized representative of the Purchaser, this Agreement will constitute legal, valid and binding Agreement of Purchaser.

                  (c) The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will not violate the certificate of incorporation or the bylaws of Purchaser or any agreement, contract or other instrument to which Purchaser is a party, or any statute, rules, regulation, order, judgment, award or decree.

                  (d) Neither this Agreement, nor any exhibit to this Agreement, nor any written statement or certificate or certificate furnished by Purchaser in connection with this Agreement, contains an untrue statement of a material fact or omits to state a fact that is necessary in order to make such statement not materially misleading.

                  (e) All of the representations and warranties set forth on Exhibit L attached hereto are true and correct.

         8. Conditions Precedent to the Obligations of Purchaser. All obligations of Purchaser under this Agreement are, at its option, subject to fulfillment of each of the following conditions prior to or at the Closing:

                  (a) All representations and warranties of Seller made in this Agreement or in any Exhibit hereto delivered by Seller shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made on and as of that date.

                  (b) Seller shall have performed and complied with all Agreements, covenants and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing Date.

         9. Conditions Precedent to the Obligations of Seller and/or West Tenn. All obligations of Seller and West Tenn under this Agreement are, at their respective option (but with no obligation), subject to fulfillment of each of the following conditions prior to or at the Closing:

                  (a) Prior to Closing, Purchaser shall have entered into a management services agreement with Seller on the terms outlined on Exhibit N attached hereto.

                  (b) Purchaser shall have filed a registration statement with the United States Securities and Exchange Commission ("SEC") to register the Parent Common Shares that are part of the Purchase Price. Said registration statement shall have been declared effective by the SEC prior to Closing and such shares shall be freely tradable by Seller and/or West Tenn.

                  (c) Purchaser shall have obtained approval from Seller and West Tenn of the terms of financing arrangements with Barclays Capital, Inc., or another institution reasonably acceptable to Seller and West Tenn, so that an agreement to invest at least Sixty Million and 00/100 Dollars ($60,000,000) into the Parent is duly authorized, executed and delivered within thirty (30) days after the execution of this Agreement, and will be valid, legally binding and enforceable against Barclays Capital, Inc., or another institution reasonably acceptable to Seller and West Tenn, concurrent upon the Closing.

                  (d) All representation and warranties of Purchaser made in this Agreement or in any Exhibit hereto delivered by Purchaser shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date.

                  (e) Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Purchaser prior to or at the Closing Date.

                  (f) Purchaser shall have merged with and into Parent, pursuant to a merger agreement containing terms and conditions acceptable to Seller and West Tenn in their sole and absolute discretion, including without limitation Parent representations and warranties set forth on Exhibit L attached hereto, and Seller and West Tenn shall be expressly identified therein as third-party beneficiaries thereof.

         10. Delivery and Condition of the Acquired Assets and Capital Shares.

                  (a) Immediately upon completion of the Closing, Seller and West Tenn shall be deemed to have fully and completely transferred to Purchaser all the rights, title and interest, if any, in, as well as possession, custody and control of, the Acquired Assets, the Assumed Liabilities and Capital Shares. Seller and West Tenn shall not be liable or responsible for any liabilities or obligations of any kind or nature whatsoever arising out of, under, or related to the Acquired Assets, the Assumed Liabilities or Capital Shares from and after the Closing.

                  (b) Purchaser agrees that it is purchasing and shall take possession of the Acquired Assets in their AS IS, WHERE IS condition and acknowledges that it has previously been given the opportunity to and has conducted such investigations and inspections of the Acquired Assets as it has deemed necessary or appropriate for the purposes of this Agreement.


                  (c) EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, WEST TENN DOES NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS, STATEMENTS, WARRANTIES, OR CONDITIONS OF ANY KIND OR NATURE WHATSOEVER CONCERNING THE PURCHASED ASSETS, INCLUDING (WITHOUT LIMITING THE GENERALITY OF THE FOREGOING) ANY WARRANTIES REGARDING THE OWNERSHIP, CONDITION, QUANTITY AND/OR QUALITY OF ANY OR ALL OF THE ACQUIRED ASSETS AND ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED.

         11. Further Assurance. Following the Closing, West Tenn agrees to take such actions and execute, acknowledge and deliver to Purchaser such further instruments of assignment, conveyance and transfer, and take any other action as Purchaser may reasonably request in order to more effectively convey, sell, transfer and assign to Purchaser any of the Acquired Assets, to confirm the title of Purchaser thereto, and to assist Purchaser in exercising rights with respect to the Acquired Assets.

         12. Survival of Representations and Warranties. All representation and warranties made by Seller and West Tenn shall survive Closing for a period of twelve (12) months after the Closing Date. All representations and warranties made by Purchaser shall survive the Closing for a period equal to the longer of
(a) three (3)years after the Closing Date or (b) the date on which the notes and other non-cash items included in the Purchase Price have been paid to and received by Seller and West Tenn, as applicable.

         13. Indemnification.

                  (a) Seller and/or West Tenn agree to indemnify, defend and hold harmless Purchaser against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and reasonable attorney's fees, incurred by Purchaser arising, resulting from or relating to any breach of, or failure by Seller and/or West Tenn to perform any of its representations, warranties, covenants or agreements in this Agreement or in any Exhibit or other document furnished or to be furnished by Seller and/or West Tenn under this Agreement.

                  (b) Purchaser agrees to indemnify, defend and hold harmless Seller and/or West Tenn against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and reasonable attorney's fees, incurred by Seller and/or West Tenn arising, resulting from, or relating to any breach of, or failure by, Purchaser or Parent to perform, any of its representations, warranties, covenants or agreements in this Agreement, the merger agreement, or in any Exhibit or other document furnished or to be furnished by Purchaser under this Agreement or the merger agreement, or by reason of any act or omission of Purchaser or any of its successors or assigns after the Closing Date that constitutes a breach or default under, or a failure to perform, any obligation, duty, or liability of Seller and/or West Tenn under, any contract, lease, license or other agreement to which it is a party or by which it is bound at the Closing Date, but only to the extent to which Purchaser expressly assumes these obligations, duties and liabilities under this Agreement.

                  (c) Notwithstanding anything to the contrary set forth in this Agreement, the indemnification obligations of Seller and/or West Tenn (1) shall be satisfied at Seller's option by either (i) the delivery of Parent Common Stock equal in value to the indemnification obligation based on the trading value on the date of such delivery, or (ii) by the application of the set-off provisions of the Seller Notes in accordance with the terms and conditions of this Agreement and the Seller Notes, until such time as all amounts that remain due and owing under the Seller Notes have been reduced to ZERO AND 00/100 DOLLARS ($0.00) or the Seller Notes are otherwise terminated, whichever occurs first, by the Seller and/or West Tenn, but shall under all circumstances be subject to any applicable limitations and caps set forth in this Section 13(c), and (2) shall be limited to an aggregate amount of FIVE MILLION SEVEN HUNDRED THOUSAND AND 00/100 DOLLARS ($5,700,000) (the "CAP") (the Cap shall apply whether such obligations are satisfied through the application of the set-off provisions set forth in the Seller Notes or otherwise) and no person shall be entitled to recovery for losses pursuant to such sections until the total amount of losses exceeds FIVE HUNDRED SEVENTY THOUSAND AND 00/100 DOLLARS ($570,000) (the "BASKET AMOUNT"); provided, that to the extent the amount of losses exceeds the Basket Amount, the indemnified party shall only be entitled to recover losses in excess of the Basket Amount.

         14. Affirmative Covenants. From and after the date hereof until the Closing Date, without the prior written consent of Seller:

                  (a) Purchaser shall afford to Seller and its representatives (including accountants and counsel) full access, during normal business hours, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of the business of the Purchaser, to all properties, books, records and tax returns of Purchaser and all other information with respect to its business, together with the opportunity to make copies of such books, records and other documents and to discuss the business of Purchaser with such officers, directors, managerial personnel, accountants, consultants and counsel as Seller deems reasonably necessary or appropriate for the purposes of familiarizing themselves with Purchaser, including the right to visit Purchaser's facilities. In furtherance of the foregoing, Purchaser shall authorize and instruct its independent public accountants, at the request of Seller, to meet with Seller and its representatives, including Seller's independent public accountants, to discuss the business and accounts of Purchaser and to make available (with the opportunity to make copies) to the Seller and its representatives, including Seller's independent public accountants, all the work papers of Purchaser's accountants related to their audit or review of the consolidated financial statements and tax returns of Purchaser.

                  (b) The Purchaser will furnish Seller (thirty (30) days after the end of each month, forty-five (45) days after the end of each quarter and ninety (90) days after the end of each year as applicable) with reports (audited in the case of any annual reports) containing monthly, quarterly or annual, as the case may be, consolidated income statements, balance sheets and cash flow statements (with comparison to budget and corresponding periods of the previous year) of Purchaser, in each case accompanied by a certification of the chief financial officer of Purchaser that such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and fairly present, in all material respects, the consolidated financial condition of Purchaser as at the dates indicated and the consolidated results of operations and cash flows of Purchaser for the periods indicated (except, in the case of interim financial statements, for the absence of footnotes and changes resulting from normal year-end audit adjustments).

         15. Negative Covenants. From and after the date hereof until the Closing Date, without the written consent of Seller, Purchaser shall not, in a single transaction or series of related transactions:

                  (a) consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any person or adopt a plan of liquidation (for purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of related transactions) of all or substantially all of the properties or assets of one or more subsidiaries of Purchaser, the capital stock or other equity interests of which constitutes all or substantially all of the properties and assets of Purchaser, shall be deemed to be the transfer of all or substantially all of the properties and assets of Purchaser);

                  (b) enter into any transaction with an affiliate other than in the ordinary course of business and on an arms'-length basis;

                  (c) purchase, retire, redeem, acquire or make any distribution on or with respect to any class of capital stock of Purchaser or any options or warrants or similar instruments (including any redemption repurchase payment to any holder of common stock of Purchaser);

                  (d) sell, assign, transfer, lease, convey or otherwise dispose of any assets with a fair market value in excess of One Hundred Thousand and 00/100 Dollars ($100,000) in the case of any individual disposition and Five Hundred Thousand and 00/100 Dollars ($500,000) in the aggregate for all dispositions combined in any fiscal year;

                  (e) make any material modification in Purchaser's accounting principles or practices, other than as required by applicable GAAP;

                  (f) make any payment with respect to any obligations of a creditor ranking junior to the this Note, other than payments made to general trade creditors in the ordinary course of business; or

         16. Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of California without regard to any conflict of law principles of the State of California.

         17. Consent to Jurisdiction and Forum Selection. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the State and Federal courts located in the County of Los Angeles, State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section 17. Each party hereby waives any similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 17 and stipulates that the State and Federal courts located in the County of Los Angeles, State of California shall have in personam jurisdiction and venue over each of them for the purpose of litigating any dispute, controversy, or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 17 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

         18. Waiver of Jury Trial. Each party agrees that neither party shall have the right to a jury trial, and each hereby does waive any and all rights to a jury.

         19. Notices. All notices, requests, demands and other communications contemplated under this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States express, certified or registered mail, postage prepaid, addressed to the following parties, their successors in interest or their permitted assignees at the following addresses, or such addresses as the parties may designate by written notice in this manner aforesaid.

         If to Seller and/or West Tenn:

                  Glenn Ishihara
                  NTCH, Inc.
                  703 Pier Ave #B PMB813
                  Hermosa Beach, CA 90254
                  Fax (877) 367-6824

                  With copies to:

                  Eric Steinmann
                  1255 Rivera
                  Wrightwood, CA 92397

         If to Purchaser:

                  Stephen Keaveney
                  President
                  Citytalk, Inc.
                  777 S. Flagler Dr.
                  West Tower, Suit 800
                  West Palm Beach, FL 33401

                  With copies to:

                  Jody M. Walker
                  Attorney At Law
                  7841 South Garfield Way
                  Centennial, CO 80122

                  Richard Sullivan
                  777 S. Flagler Dr.
                  West Tower, Suit 800
                  West Palm Beach, FL 33401


         If to Parent:

                  Tony LaPine
                  Semotus Solutions, Inc.
                  718 University Ave, Suite 202
                  Los Gatos, CA 95032

         20. Assignments. This Agreement shall not be assignable by any party without the prior written consent of the other parties. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties to this Agreement and their successors and assigns, any rights or remedies under this Agreement unless expressly so stated to the contrary.

         21. Remedies. Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement is intended to be exclusive, and each party shall have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

         22. Entire Agreement. This Agreement and the Exhibits and other documents specifically referred to herein or required to be delivered pursuant to the terms of this Agreement represent the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements, understandings, discussions, negotiations and commitments of any kind. This Agreement may not be amended or supplemented, nor may any rights hereunder be waived, except in writing signed by each of the parties affected thereby.

         23. Section Headings. The section headings in the Agreement are conveniences only, are not a part of this Agreement and shall not be used in construing it.

         24. Severability. In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provision or part of this Agreement, and this Agreement shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the parties under this Agreement.

         25. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK -
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


SELLER:

NTCH, Inc.


By:      /s/ Glenn Ishihara
         ------------------------------------
         Glenn Ishihara, President

WEST TENN:

NTCH-West Tenn, Inc.


By:      /s/ Glenn Ishihara
         ------------------------------------
         Glenn Ishihara, President

BUYER:

Citytalk, Inc.

By:      /s/ Stephen Keaveny
         ------------------------------------
         Stephen Keaveney, President

                         AMENDMENT TO PURCHASE AGREEMENT


     Amendment to Purchase Agreement (the "Amendment"), dated as of February 22 , 2007, by and between Citytalk, Inc., a Nevada corporation (hereinafter referred to as "Purchaser"), NTCH, Inc., a Delaware corporation (hereinafter referred to as ("Seller"), and its wholly owned subsidiary, NTCH-West Tenn, Inc., a Tennessee corporation (hereinafter referred to as "West Tenn"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Purchase Agreement by and between the Purchaser, the Seller and West Tenn dated as of November 18, 2006 (the "Purchase Agreement").

                                    RECITALS

     WHEREAS, the Purchaser, Seller and West Tenn are parties to the Purchase Agreement;

     WHEREAS, pursuant to Section 22 of the Purchase Agreement, the parties thereto desire to amend the Purchase Agreement as set forth herein; and

     WHEREAS, except as amended hereby, the Purchase Agreement shall remain in full force and effect.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:


                                    ARTICLE I

                         AMENDMENT TO PURCHASE AGREEMENT


     1.1. Amendment to Section 4.1. Section 4.1 of the Purchase Agreement shall be amended to read in its entirety as follows:

     "4.1 Closing. Seller and West Tenn hereby agree to extend the date of Closing to March 31, 2007 ("CLOSING DATE"), provided that Purchaser pays Seller One Hundred Thousand and 00/100 Dollars ($100,000) in cash via wire transfer of immediately available funds by no later than the close of business, Los Angeles time on February 23, 2007. In the event the payment described in the immediately preceding sentence is not timely received by Seller, Seller may at its option (but without any obligation) decline to accept any such payment and immediately terminate this Agreement. In the event the Closing has not taken place for any reason by March 31, 2007, Seller may at its option immediately terminate this Agreement. In addition to the One Hundred Thousand and 00/100 Dollars ($100,000) fee to extend the Closing, the Purchaser shall pay to Seller, in additional fees, the incremental cost in capital gains tax but less "interest" computed at seven percent (7%) per annum on the increase in taxes which result from deferring the payment of capital gains tax for one (1) year less any appreciation in the Seller's shares. If the Seller's shares appreciate more than the computed additional capital gains tax less imputed interest savings no credit shall be due Purchaser."

     1.2. Amendment to Section 4.2(d). Section 4.2(d) of the Purchase Agreement shall be amended by adding after Section 4.2(d) the following: " ("DEFACTO SPECTRUM LEASE AGREEMENT")."

     1.3. Amendment to Section 6(c). Section 6(c) of the Purchase Agreement shall be amended by adding after Section 6(c) the following: ",except to the extent impacted by the Syringa PCS right of first refusal contained in the DeFacto Spectrum Lease Agreement."

     1.4. Addition of Section 15A. The following Section 15A shall be added to the Purchase Agreement immediately after Section 15 of the Purchase Agreement:

     "15A. Additional Agreements.

     15A.1 Syringa PCS Right of First Refusal. The parties hereto acknowledge, notwithstanding any other representation, warranty or agreement contained herein, that the sale of the Idaho Spectrum is subject to a right of first refusal in favor of the Lessee of portions of the Idaho Spectrm as set forth in the existing DeFacto Spectrum Lease Agreement (the "RIGHT OF FIRST REFUSAL"). Purchaser is familiar with the terms of the Right of First Refusal and agrees to execute such documents as are necessary to acknowledge and to effect the Right of First Refusal as required by the DeFacto Spectrum Lease Agreement. Purchaser acknowledges that the Right of First Refusal gives the Lessee the right to match Purchaser's offer to purchase the Idaho spectrum as represented by this Agreement. In the event the Lessee exercises such right, Purchaser shall have the right to reduce the Purchase Price by the amount, and in the same form (i.e. cash, note or stock), of the consideration received by Seller from the Lessee

     15A.2 IAT Communications. Seller shall have the right, in its sole discretion, to exclude IAT Communications from the transaction contemplated by this Agreement, subject to IAT Communications entering into a five (5) defacto transfer spectrum lease agreement with Purchaser upon terms reasonably acceptable to Seller and Purchaser. Payments under such lease shall be prepaid from the cash portion of the Purchase Price.

     15A.3 Additional Tower Rents from Wireless Carrier. Notwithstanding any other provision of this Agreement, Purchaser agrees that Seller may enter into an agreement with a wireless carrier for the rental of additional space on tower sites located in Idaho combined with a sale or lease of IAT Communications spectrum prior to the Closing. If the composite gross revenue from such tower rent, spectrum lease or network asset lease is at least $1,200,000, Purchaser shall not be entitled to any adjustment in the Purchase Price. In the event such gross revenue is less than $1,200,000, Seller and Purchaser shall negotiate in good faith an equitable adjustment to the Purchase Price. Notwithstanding any other provision of this Agreement, Purchaser agrees that Seller may enter into (i) an agreement with a Wireless Carrier with respect to the assets of Seller and West Tenn, subject to the termination of this Agreement and/or (ii) a reciprocal roaming agreement with a Wireless Carrier for either, or both, of the Seller operating areas involved in the Purchase Agreement.

     15A.4 Colorado Towers. In the event Seller is able to lease or assign its reserved space on the Colorado towers as identified on [Exhibit I] of the Purchase Agreement, the Purchase Price shall be increased by an amount equal to 15 times the gross rent to be paid by such lessee or assignee. The additional Purchase Price shall be in the same manner as the balance of the Purchase Price and shall be paid 60% in cash, 20 % by promissory note and 20% in stock as contemplated by Section 3.1 of the Purchase Agreement."

     15.A.5. Tower Removal Bonds. No later than 30 days after closing, Purchaser shall provide replacement security and obtain a release of liability of NTCH and any guarantors for existing tower removal bonds required by the municipal agencies governing the tower locations being purchased.

     15.A.6. Cash deposits and other accounts receivable. Prior to closing NTCH shall retain the cash balances of the entities being purchased, plus the accounts receivable from the State of Tennessee for E911 reimbursement to the extent the reimbursable amounts have been already been paid advanced. Additionally, NTCH may elect to pay out the cash balances in a manner which will affect the retained earnings.


                                   ARTICLE II

                                  MISCELLANEOUS


     2.1. Construction. The provisions of Sections 16, 17, 18, 19, 20, 21, 22 and 24 of the Purchase Agreement shall be deemed applicable to this Amendment.

     2.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     2.3. Continuing Effect of Purchase Agreement. This Amendment shall not constitute an amendment or modification of any other provision of the Purchase Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Purchase Agreement are and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first written.


SELLER:                                  ATTEST:
NTCH, Inc.


By: /s/ Glenn Ishihara
    --------------------------           ----------------------------
    Glenn Ishihara, President



WEST TENN:                               ATTEST:

NTCH-West Tenn, Inc.


By: /s/ Glenn Ishihara
    --------------------------           ----------------------------
    Glenn Ishihara, CFO



BUYER:                                   ATTEST:

Citytalk, Inc.

By: /s/ Stephen Keaveney
    --------------------------           -----------------------------
    Stephen Keaveney, President

                                    EXHIBIT A

                                 ACQUIRED ASSETS

1.       LICENSES

Rights to use of two (2) CDMA 1.25Mhz channels each side transmit and receive (5Mhz total) plus any guard band of .625Mhz at the license block edge if required by the FCC. Transfer shall be in the form of a Long Term Defacto Transfer Spectrum Lease Agreement attached hereto as Exhibit G-1 and shall be transferred from the licensee or lessee as the case may be from the FCC PCS Licenses currently owned or leased by NTCH, Inc.

         Call Sign       Block     BTA#     Name              MHz
         KNLF462         C1        120      Dyersburg, TN     6.25mhz
         KNLF464         C1        211      Jackson, TN       6.25mhz

FCC PCS frequency currently leased by NTCH-West Tenn, Inc. from PTA Communications, Inc. shall be terminated conditioned upon a new lease from PTA Communications, Inc. being approved by the FCC.

         Call Sign       Block     BTA#     Name              MHz
         L000001176      C1        146      Florence, AL      6.25Mhz

The structure of the transfer suggested by Seller's FCC counsel contemplates PTA Communications entering into a new lease with Purchaser for Rights to use of two
(2) CDMA 1.25Mhz channels each side transmit and receive (5Mhz total) plus guard band of .625Mhz at the license block edge if required by the FCC.

2. CDMA PCS EQUIPMENT LOCATED IN THE JACKSON AND DYERSBURG, TENNESSEE, AND FLORENCE, ALABAMA, BASIC TRADING AREAS.

The existing network equipment consisting among other things, a switch, base transceiver stations, voice mail system, ancillary material installed on cell sites that are typically carrier assets in the wireless industry (such as dedicated equipment pads, platforms, antennas, coaxial cable, microwave dishes, and electrical mounts).

3.       RETAIL, SWITCH AND OFFICE LEASES

         A.       1970 N. Highland, Jackson, Tennessee
         B.       Florence, Alabama
         C.       Sheffield, Alabama

4. ONLY THE CURRENT ASSETS ASSOCIATED WITH PROVIDING WIRELESS SERVICES TO RETAIL SUBSCRIBERS

                                    EXHIBIT B

                          SPECIFICALLY EXCLUDED ASSETS

The Acquired Assets specifically do not include:

1. NTCH-IDAHO, INC.

Prior to closing, NTCH-Idaho, Inc. ("NTCH-IDAHO") will transfer to Seller three
(3) buildings owned by NTCH-Idaho located at:

         a.       233 Main St. Pocatello, Idaho 83204
         b.       548 Shoup Idaho Falls, Idaho 83402
         c.       140 Main Ave N. Twin Falls, Idaho 83301

The part of the premises utilized by the existing operation within these buildings will be leased to back to NTCH-Idaho for Fifteen Thousand and 00/100 Dollars ($15,000) per month through August 31, 2011.

Security for the lease shall be the spectrum lease agreement between IAT Communications, Inc. ("IAT") and Syringa Wireless LLC and a Stock Pledge of the IAT stock by Purchaser to Seller.

A commercial lease consistent with the uses and occupation of the space shall evidence the above commitment at Closing. A preliminary draft is attached herein Exhibit H.

The balloon payment due on May 1, 2011, from Syringa Wireless LLC to IAT of Nine Hundred Twenty Thousand Four Hundred Twelve and 76/100 Dollars ($920,412.76).

A parcel of land approximately one (1) acre in size upon which the Frasier Tower Site PC103 is located. The land will be transferred to Seller or its designee with Purchaser receiving a ninety-nine- (99) year ground lease or permanent easement, the instrument to be determined by Seller prior to closing. The rent or annual assessment, if applicable, shall be determined by calculating the real property tax payment for the entire parcel which NTCH-Idaho is already paying, plus filing fees and regulatory reporting costs. In the event the property is developed, NTCH-Idaho will not be charged taxes resulting from the increased assessment amount.

A parcel of land approximately two and one half (2.5) acres in size upon which the Gooding Tower Site TF503 is located. The land will be transferred to Seller or its designee with Purchaser receiving a ninety-nine- (99) year ground lease or permanent easement, the instrument to be determined by Seller prior to closing. The rent or annual assessment, if applicable, shall be determined by calculating the real property tax payment for the entire parcel which NTCH-Idaho is already paying, plus filing fees and regulatory reporting costs. In the event the property is developed, NTCH-Idaho will not be charged taxes resulting from the increased assessment amount.

Seller-affiliated company accounts and notes receivable or payable.

The following vehicles and equipment used in the initial development of the market and which will be transferred upon Closing:

         1)       1991 Ford boomtruck (brown);
         2)       1989 Chevy Astro van (white);
         3)       1998 Chevy 2500 van (white);
         4)       6kw portable generator on wheels;
         5) Several misc. towers and tower parts located at 4940 Brook Ln., Chubbock, Idaho;
         6) Misc. climbing gear, cat heads, ropes, and tower equipment installation gear; and
         7)       7/8", 1 1/4", 1 5/8" coax located at 4940 Brook Ln., Chubbock,
                  Idaho.

2.       NTCH-COLORADO, INC.

After Closing, the NTCH-Colorado, Inc. ("NTCH-COLORADO") assets shall consist of only the forty-one (41) tower sites and its associated rents/license fees and expenses owned in the Grand Junction Basic Trading Area with the exception of the parcel of land upon which the E-Babe Tower Site CO1105 is located. Prior to Closing, the land will be transferred to Seller or its designee with Purchaser receiving a ninety-nine- (99) year ground lease or permanent easement, the instrument to be determined by Seller prior to Closing.

The rent or annual assessment, if applicable, shall be determined by calculating the real property tax payment for the entire parcel which NTCH-Colorado is already paying, plus filing fees and regulatory reporting costs. In the event the property is developed, NTCH-Colorado will not be charged taxes resulting from the increased assessment amount.

The assets of NTCH-Colorado transferred prior to Closing shall include but not be limited to:

         (a) Call Sign WPOJ766 (15Mhz FCC Block C2 PCS License for the Grand Junction Basic Trading Area 168).

         (b) The existing network equipment consisting among other things, a switch, base transceiver stations, voice mail system, ancillary material installed on cell sites that are typically carrier assets in the wireless industry (such as dedicated equipment pads, platforms, antennas, coaxial cable, microwave dishes, and electrical mounts). Miscellaneous equipment reserved for a future operating network provider which includes but is not limited to a Gooseneck Trailer, Ford F350, Polaris ranger and large back-up power generator and all other assets not required to administer ownership of the towers.

         (c) The note receivable due Seller and other non-operating current assets and inventory.

A space on each of the forty-one (41) towers shall be reserved for the licensee owning Call Sign WPOJ766. NTCH-Colorado shall be entitled to collect a monthly administrative fee in the amount of the lesser of One Hundred and 00/100 Dollars ($100) per site per month. The lease form attached as Exhibit I.

The lease for premises on 1600 Ute Ave. and its associated rights to purchase, sublease or subdivide the premises including the cell site ground lease and other companion leases shall be transferred prior to Closing. In the event lease consent cannot be obtained prior to Closing on terms acceptable to the proposed assignee, NTCH-Colorado shall assign the lease after Closing so long as the proposed assignee reimburses NTCH-Colorado for the office and switch building rent, but not the cell site ground rent.

Seller will not request assignment of the 1600 Ute Ave. lease until directed by Purchaser. It is expected that resolution of this agreement may take up to one
(1) year because Seller plans to execute the purchase option on the agreement. Seller agrees to reimburse Purchaser for rents allocated to the rents due from the building space leased premises but not the cell site leased premises until such final resolution is obtained.

The cash proceeds from the Promissory Note from Sprint (successor in interest to Southwest PCS) due to NTCH-Colorado with payments of Fifty-Two Thousand Three Hundred Thirty and 00/100 Dollars ($52,330) per month, each month, until August 1, 2010, shall be assigned to an entity designated by Seller. In the event a written assignment cannot be obtained from Sprint, Purchaser shall pay over to Seller the proceeds or direct Sprint to pay directly to Seller and provide a stock pledge agreement of the NTCH-Colorado stock securing the note.

Affiliated company accounts and notes receivable or payable.

3.       NTCH-WEST TENN, INC.

After Closing, the NTCH-West Tenn, Inc. ("WEST TENN") assets shall consist of twenty-six (26) towers owned by West Tenn on which the Base Station equipment and ancillary material is located. West Tenn shall enter into a site lease agreement with Purchaser for One Thousand and 00/100 Dollars ($1,000) per month per site on twenty-four (24) sites which do not have another carrier "anchor" tenant. West Tenn shall provide tower space for Five Hundred and 00/100 Dollar ($500) per month per site in two (2) sites which has another carrier "anchor" tenant. Purchaser shall be responsible for utilities expenses, property tax associated with the equipment but not tower structure and pad, and any other carrier related expenses on the site such as licensing, and testing. Purchaser shall also provide nominal maintenance on the site such as weed control, fencing repairs, landscaping, monitoring of lighting or other routine maintenance. West Tenn shall be responsible for major maintenance expenses such as tower painting, tower structure and pad, or replacing lighting. The site lease shall be in substantially the form attached herein as Exhibit J.

Three (3) CDMA channels in the licenses in Jackson, Tennessee, Dyersburg, Tennessee, Basic Trading Areas shall be retained by Seller. The Licensee for the Florence, AL Basic Trading Area has indicated it will also be retaining three
(3) CDMA channels for its own use.

The Clear Talk Brand Name and Wireless Made Simple Trademark - Seller shall license to Purchaser in substantially the form attached herein as Exhibit K prior to Closing.

CTBS (Clear Talk Billing System) - The Intellectual Property developed by the Seller and its subsidiaries for the Clear Talk Billing System and associated applications shall be retained by Seller or its affiliate or assigns. Seller shall allow Purchaser to utilize the system for the first two (2) years without charging a license fee. Seller is under no obligation to provide support but will provide improvements that it releases for no additional fee.

4.       AGREEMENT BY PURCHASER

Purchaser agrees that if these above-listed excluded assets cannot be transferred prior to Closing that Purchaser shall execute any documents required by Seller to secure performance by Purchaser and to repay any cash proceeds received from the excluded assets or to direct all cash proceeds be paid to Seller directly by any third parties.

                                 FIRST AMENDMENT
                                       TO
                      AGREEMENT AND PLAN OF REORGANIZATION
                                     BETWEEN
                             SEMOTUS SOLUTIONS, INC.
                                       AND
                                 CITYTALK, INC.


This FIRST AMENDMENT is to modify certain terms and conditions to that certain Agreement and Plan of Reorganization (the "Agreement") by and between SEMOTUS SOLUTIONS, INC. ("SEMOTUS") and CITYTALK, INC. dated November 10, 2006.

The parties hereto agree to amend the following terms to the Agreement as hereinafter provided, effective as of January 3, 2007.

Section 2.3 Amendment to Articles of Incorporation. The Articles of Incorporation of Semotus shall be amended prior to the Closing to increase the number of authorized common shares from 150,000,000 common shares to 1,500,000,000 common shares

5.1 (a) conclude the financing arrangements, so that an agreement to invest at least sixty million dollars ($60,000,000) into the Surviving Corporation is duly authorized, executed and delivered within NINETY days after the execution of this Agreement, and will be valid, legally binding and enforceable against THE INVESTORS, concurrent upon the Closing

7.1 (e) by either Semotus or Citytalk, if the Merger shall not have been consummated on or before MARCH 31, 2007, provided that the right to terminate this Agreement pursuant to this clause (a) (ii) shall not be available to any party whose failure to perform any of its obligations under this Agreement resulted in, or has been the cause of a or a substantial cause of, the failure of the Merger to be consummated on or before such date, and provider further that if the Merger has not been consummated on or before MARCH 31, 2007 solely or primarily as a result of the failure of the conditions set forth in Sections 6.1(e) or 6.2(f) to be satisfied or waived, any party, by written notice to each other party, may extend such date up to MAY 1, 2007.

Except as herein modified, all the terms and conditions of the above referenced Agreement, Schedules and Exhibits shall remain in full force and effect. In the event of any conflict between the Amendment and the Agreement, the provisions of this Amendment shall prevail.

The parties hereby agree that signatures transmitted and received via facsimile or other electronic means shall be treated for all purposes of this Addendum as original signatures and shall be deemed valid, binding and enforceable by and against both parties.

BOTH PARTIES HERETO REPRESENT THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS STATED HEREIN, AND ACKNOWLEDGE RECEIPT OF A SIGNED, TRUE AND EXACT COPY OF THIS AMENDMENT.

IN WITNESS WHEREOF, the parties hereto have agreed to amend the terms and conditions of the Amendment on the day, month and year first written above.


CITYTALK, INC.                          SEMOTUS SOLUTIONS, INC.


BY: /S/ STEVE KEAVENEY                  BY: /S/ ANTHONY N. LAPINE

NAME: STEVE KEAVENEY                    NAME: ANTHONY N. LAPINE

TITLE: PRESIDENT                        TITLE: CHIEF EXECUTIVE OFFICER

                                SECOND AMENDMENT
                                       TO
                      AGREEMENT AND PLAN OF REORGANIZATION
                                     BETWEEN
                             SEMOTUS SOLUTIONS, INC.
                                       AND
                                 CITYTALK, INC.


This SECOND AMENDMENT is to modify certain terms and conditions to that certain Agreement and Plan of Reorganization (the "Agreement") by and between SEMOTUS SOLUTIONS, INC. ("SEMOTUS") and CITYTALK, INC. dated November 10, 2006.

The parties hereto agree to amend the following terms to the Agreement as hereinafter provided, effective as of March 14, 2007.

5.1 (a) conclude the financing arrangements, so that an agreement to invest at least sixty million dollars ($60,000,000) into the Surviving Corporation is duly authorized, executed and delivered BY MAY 30, 2007, and will be valid, legally binding and enforceable against THE INVESTORS, concurrent upon the Closing

7.1 (e) by either Semotus or Citytalk, if the Merger shall not have been consummated on or before MAY 30, 2007, provided that the right to terminate this Agreement pursuant to this clause (a) (ii) shall not be available to any party whose failure to perform any of its obligations under this Agreement resulted in, or has been the cause of a or a substantial cause of, the failure of the Merger to be consummated on or before such date, and provider further that if the Merger has not been consummated on or before MAY 30, 2007 solely or primarily as a result of the failure of the conditions set forth in Sections 6.1(e) or 6.2(f) to be satisfied or waived, any party, by written notice to each other party, may extend such date up to JUNE 28, 2007.

Except as herein modified, all the terms and conditions of the above referenced Agreement, Schedules and Exhibits shall remain in full force and effect. In the event of any conflict between the Amendment and the Agreement, the provisions of this Amendment shall prevail.

The parties hereby agree that signatures transmitted and received via facsimile or other electronic means shall be treated for all purposes of this Addendum as original signatures and shall be deemed valid, binding and enforceable by and against both parties.

BOTH PARTIES HERETO REPRESENT THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS STATED HEREIN, AND ACKNOWLEDGE RECEIPT OF A SIGNED, TRUE AND EXACT COPY OF THIS AMENDMENT.


IN WITNESS WHEREOF, the parties hereto have agreed to amend the terms and conditions of the Amendment on the day, month and year first written above.

CITYTALK, INC.                          SEMOTUS SOLUTIONS, INC.


BY: /S/ STEPHEN G KEAVENEY              BY: /S/ ANTHONY N. LAPINE

NAME: STEPHEN G. KEAVENEY               NAME:   ANTHONY N. LAPINE

TITLE: PRESIDENT                        TITLE: CEO

DATE: MARCH 14, 2007                    DATE: MARCH 14, 2007



















                                       2
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                                   PROXY CARD

                             SEMOTUS SOLUTIONS, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                     [     ]
                         2:00 P.M. PACIFIC STANDARD TIME

                             SEMOTUS SOLUTIONS, INC.
                         718 UNIVERSITY AVE., SUITE 202
                           LOS GATOS, CALIFORNIA 95032

           The undersigned hereby appoints Anthony N. LaPine with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Semotus Solutions, Inc. held of record by the undersigned on [ ], 2007, at the Special Meeting of Shareholders to be held at our offices located at 718 University Ave., Suite 202, Los Gatos, CA 95032, on [ ], 2007, at 2:00 p.m., Pacific Time or any adjournment thereof.

           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEMOTUS SOLUTIONS, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

           SHARES OF COMPANY STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ON THE REVERSE SIDE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

           The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

                        (To be signed on the other side)
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SEMOTUS SOLUTIONS, INC.
718 UNIVERSITY AVE.
SUITE 202
LOS GATOS, CA 95032
ATTN: TALI DURANT

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have the enclosed proxy card in hand when you access the web site. You will be prompted to enter a 12-digit Control Number to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have the enclosed proxy card in hand when you call. You will be prompted to enter the 12-digit Control Number and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date the enclosed proxy card and return it in the postage-paid envelope we have provided or return it to Semotus Solutions, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR      SEMTS     KEEP THIS PORTION FOR YOUR
BLACK INK AS FOLLOWS:                       1        RECORDS DETACH AND RETURN
                                                     THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEMOTUS SOLUTIONS, INC.

VOTE ON PROPOSALS

1.  The approval of the merger by and among Semotus and Citytalk.

                          For    Against     Abstain
                          [ ]      [ ]         [ ]

2. The approval to effect a reverse stock split in a ratio ranging from one-for-ten to one-for-thirty of all its issued, outstanding and authorized shares of its common stock.

                          For    Against     Abstain
                          [ ]      [ ]         [ ]

3. The approval of an increase in the number of authorized shares of common stock from 150,000,000 to 1,500,000,000 (on a pre-split basis).

                          For    Against     Abstain
                          [ ]      [ ]         [ ]

4. The approval of a name change from Semotus Solutions, Inc. to "Citytalk, Inc.".

                          For    Against     Abstain
                          [ ]      [ ]         [ ]

5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners) Date